                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

Pre-Effective Amendment No.                             [ ]

Post-Effective Amendment No. 48   (File No. 2-93801)    [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                49   (File No. 811-4133)   [X]

RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, Minnesota 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on Nov. 29, 2010 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA STRATEGIC ALLOCATION FUND
(FORMERLY KNOWN AS RIVERSOURCE STRATEGIC ALLOCATION FUND)

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PROSPECTUS NOV. 29, 2010

COLUMBIA STRATEGIC ALLOCATION FUND SEEKS TO PROVIDE SHAREHOLDERS MAXIMUM TOTAL RETURN THROUGH A COMBINATION OF GROWTH OF CAPITAL AND CURRENT INCOME.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS A            IMRFX
CLASS B            IMRBX
CLASS C            RSSCX
CLASS I            --
CLASS R*           --
CLASS R4           IDRYX


*   Formerly known as Class R2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    4p
  Principal Risks of Investing in the Fund............................    5p
  Past Performance....................................................    7p
  Fund Management.....................................................    9p
  Buying and Selling Shares...........................................   10p
  Tax Information.....................................................   10p
  Financial Intermediary Compensation.................................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   11p
  Principal Investment Strategies of the Fund.........................   11p
  Principal Risks of Investing in the Fund............................   13p
  More about Annual Fund Operating Expenses...........................   16p
  Other Investment Strategies and Risks...............................   17p
  Fund Management and Compensation....................................   20p
FINANCIAL HIGHLIGHTS..................................................   23P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.68
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.70




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2P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address), agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     CLASS I,
                                          CLASS A  CLASS B  CLASS C    R, R4
Maximum sales charge (load) imposed on
purchases
(as a percentage of offering price)        5.75%     None     None     None
Maximum deferred sales charge (load)
imposed on redemptions (as a percentage
of offering price at the time of
purchase, or current net asset value,
whichever is less)                            1%       5%       1%     None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                           CLASS A  CLASS B   CLASS C
Management fees(b)                          0.49%    0.49%     0.49%
Distribution and/or service (12b-1) fees    0.25%    1.00%     1.00%
Other expenses                              0.32%    0.32%     0.32%
Acquired fund fees and expenses             0.01%    0.01%     0.01%
Total annual fund operating expenses        1.07%    1.82%     1.82%
                                           CLASS I  CLASS R  CLASS R4
Management fees(b)                          0.49%    0.49%     0.49%
Distribution and/or service (12b-1) fees    0.00%    0.50%     0.00%
Other expenses                              0.13%    0.32%     0.43%
Acquired fund fees and expenses             0.01%    0.01%     0.01%
Total annual fund operating expenses        0.63%    1.32%     0.93%




(a) The expense ratios have been adjusted to reflect current fees.

(b) In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of changing the effective management fee rate of the Fund.



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                       COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $678      $896     $1,132    $1,810
Class B (if shares are
redeemed)                           $685      $873     $1,186    $1,945
Class B (if shares are not
redeemed)                           $185      $573     $  986    $1,945
Class C (if shares are
redeemed)                           $285      $573     $  986    $2,142
Class C (if shares are not
redeemed)                           $185      $573     $  986    $2,142
Class I (whether or not shares
are redeemed)                       $ 64      $202     $  352    $  790
Class R (whether or not shares
are redeemed)                       $134      $419     $  724    $1,595
Class R4 (whether or not shares
are redeemed)                       $ 95      $297     $  516    $1,147


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio (113% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets primarily are allocated among nine different investment categories. The fixed income investment categories include: U.S. investment grade bonds, international bonds, emerging market bonds, U.S. high yield bonds and cash or cash equivalents. The equity investment categories currently include: emerging markets equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities.


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4P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

Columbia Management Investment Advisers, LLC (the investment manager) uses proprietary, quantitative models to determine the portion of the Fund's assets to be invested in each asset class. These models take into account various measures of the mean reversion (the tendency for an asset class or an investment category to return to its long-term historical average) and momentum (the tendency of an asset class or an investment category with good recent performance to continue that trend) of different asset classes. Prior to making an asset allocation change, the investment manager performs a qualitative review of the models' recommendations. Typically, tactical asset allocation changes will be made monthly to refine the Fund's positioning. Tactical allocation is an active management portfolio strategy that reoptimizes (rebalances) the percentage of assets held in each asset class in an effort to take advantage of forecasted relative asset class returns.

The Fund may invest up to 50% of its net assets in foreign investments, which may include emerging markets, and up to 15% of its total assets in below investment-grade debt securities (junk bonds).

The day-to-day allocation of investments will remain within the ranges selected by the investment manager. As of the end of the most recent fiscal year, the ranges selected by the investment manager are:

ASSET CLASS                                   INVESTMENT CATEGORY               RANGE
U.S. equity securities              U.S. mid and small cap equities            25-75%
                                    U.S. large cap equities
U.S. and foreign debt securities    U.S. investment grade bonds                10-50%
                                    International bonds
                                    Emerging markets bonds
                                    U.S. high yield bonds
Foreign equity securities           Emerging markets equities                   0-50%
                                    International developed market equities
Cash                                Cash and cash equivalents                   0-30%


The investment manager may use derivatives such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge existing positions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


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                       COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  5P

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

HIGH-YIELD SECURITIES RISK. The Fund's investment in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss than a fund that invests solely in investment grade securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.


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6P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table as well as a blended index.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.


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                       COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  7P

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)
                                   (BAR CHART)


         -3.83%    -5.12%    -12.59%   +19.75%   +12.93%   +7.39%    +16.15%   +6.89%    -30.21%   +18.58%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +12.30% (quarter ended Sept. 30, 2009).

- Lowest return for a calendar quarter was -13.95% (quarter ended Dec. 31, 2008).

- Class A year-to-date return was +4.61% at Sept. 30, 2010.


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8P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)

                                                          CLASS C   CLASS I, R
                                                           SINCE       SINCE
(FOR PERIODS ENDED DEC. 31,                              INCEPTION   INCEPTION
2009)                         1 YEAR  5 YEARS  10 YEARS  (6/26/00)  (12/11/06)
Columbia Strategic
Allocation Fund:
  Class A -- before taxes    +11.76%   +0.79%   +1.16%       N/A        N/A
  Class A -- after taxes on
  distributions              +11.30%   -0.11%   +0.16%       N/A        N/A
  Class A -- after taxes on
  distributions and
  redemption of fund shares   +7.61%   +0.33%   +0.49%       N/A        N/A
  Class B -- before taxes    +12.55%   +0.85%   +0.97%       N/A        N/A
  Class C -- before taxes    +16.69%   +1.20%     N/A      +1.03%       N/A
  Class I -- before taxes    +19.00%     N/A      N/A        N/A      -3.32%
  Class R -- before taxes    +18.17%     N/A      N/A        N/A      -3.91%
  Class R4 -- before taxes   +18.65%   +2.17%   +1.93%       N/A        N/A
S&P 500 Index (reflects no
deduction for fees,
expenses or taxes)           +26.46%   +0.42%   -0.95%     -0.96%     -5.38%
Blended Index (consists of
45% S&P 500 Index, 40%
Barclays Capital U.S.
Aggregate Bond Index, and
15% MSCI EAFE Index
(reflects no deduction for
fees, expenses or taxes)     +19.31%   +3.13%   +2.68%     +2.76%     -0.47%
Barclays Capital U.S.
Aggregate Bond Index
(reflects no deduction for
fees, expenses or taxes)      +5.93%   +4.97%   +6.33%     +6.29%     +5.76%
Morgan Stanley Capital
International (MSCI)
Europe, Australasia and
Far East (EAFE) Index
(reflects no deduction for
fees, expenses or taxes)     +32.46%   +4.02%   +1.58%     +2.20%     -4.86%
Lipper Flexible Portfolio
Funds Index (reflects no
deduction for fees or
taxes)                       +29.17%   +3.50%   +2.32%     +2.32%     -0.23%


The S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index are components of the Blended Index and are used to calculate its return.

FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Colin Moore               Portfolio Manager          May 2010
David M. Joy              Portfolio Manager          May 2010
Anwiti Bahuguna, Ph.D.    Portfolio Manager          May 2010
Kent M. Peterson, Ph.D.   Portfolio Manager          May 2010
Marie M. Schofield, CFA   Portfolio Manager          May 2010




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                       COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  9P

BUYING AND SELLING SHARES

                                        NONQUALIFIED
                                          ACCOUNTS     INDIVIDUAL
                                        (ALL CLASSES   RETIREMENT  CLASS I,
MINIMUM INITIAL INVESTMENT            EXCEPT I AND R)   ACCOUNTS    CLASS R
For investors other than systematic
investment plans                           $2,000        $1,000      None
Systematic investment plans                $  100        $  100      None



                                        NONQUALIFIED
                                          ACCOUNTS     INDIVIDUAL
                                        (ALL CLASSES   RETIREMENT  CLASS I,
ADDITIONAL INVESTMENTS                EXCEPT I AND R)   ACCOUNTS    CLASS R
For investors other than systematic
investment plans                            $100          $100       None
Systematic investment plans                 $100          $ 50       None


EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081
  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets primarily are allocated among nine different investment categories. The fixed income investment categories include: U.S. investment grade bonds, international bonds, emerging market bonds, U.S. high yield bonds and cash or cash equivalents. The equity investment categories currently include: emerging markets equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities.

Columbia Management Investment Advisers, LLC (the investment manager) uses proprietary, quantitative models to determine the portion of the Fund's assets to be invested in each asset class. These models take into account various measures of the mean reversion (the tendency for an asset class or an investment category to return to its long-term historical average) and momentum (the tendency of an asset class or an investment category with good recent performance to continue that trend) of different asset classes. Prior to making an asset allocation change, the investment manager performs a qualitative review of the models' recommendations. Typically, tactical asset allocation changes will be made monthly to refine the Fund's positioning. Tactical allocation is an active management portfolio strategy that reoptimizes (rebalances) the percentage of assets held in each asset class in an effort to take advantage of forecasted relative asset class returns.

The Fund may invest up to 50% of its net assets in foreign investments, which may include emerging markets, and up to 15% of its total assets in below investment-grade debt securities (junk bonds).


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                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  11P

The day-to-day allocation of investments will remain within the ranges selected by the investment manager. As of the end of the most recent fiscal year, the ranges selected by the investment manager are:

ASSET CLASS                                   INVESTMENT CATEGORY               RANGE
U.S. equity securities              U.S. mid and small cap equities            25-75%
                                    U.S. large cap equities
U.S. and foreign debt securities    U.S. investment grade bonds                10-50%
                                    International bonds
                                    Emerging markets bonds
                                    U.S. high yield bonds
Foreign equity securities           Emerging markets equities                   0-50%
                                    International developed market equities
Cash                                Cash and cash equivalents                   0-30%


The investment manager chooses equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell an equity security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company meets the investment manager's performance expectations.

The investment manager chooses debt obligations by:

- Considering opportunities and risks by reviewing interest rate and economic forecasts.

- Investing more heavily in certain sectors (for example, corporate bonds and government bonds) based on the investment manager's expectations for interest rates.

- Identifying U.S. and foreign bonds that are investment-grade or below investment-grade (lower-quality).

- Identifying securities that are expected to outperform other securities. In this analysis, the investment manager will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

- Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries.


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12P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

In evaluating whether to sell a debt security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The interest rate or economic outlook has changed.

- The security has reached the investment manager's price objective or moved above a reasonable valuation target.

- The investment manager has identified a more attractive opportunity.

- The issuer's credit quality has declined or the investment manager expects a decline (the Fund may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

- The issuer or the security continues to meet the other standards described above.

The investment manager may use derivatives such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge existing positions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.


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                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  13P

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


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14P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

HIGH-YIELD SECURITIES RISK. Non-investment grade fixed-income securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade fixed-income securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments.


--------------------------------------------------------------------------------
                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  15P

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table.


--------------------------------------------------------------------------------
16P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

In addition to derivatives the Fund may invest in as a principal investment strategy, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.


--------------------------------------------------------------------------------
                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  17P

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.


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18P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  19P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.49% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.08% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Flexible Portfolio Funds Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.08% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

--------------------------------------------------------------------------------
20P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

A discussion regarding the basis for the Board approving the Agreement is available in the Fund's annual shareholder report for the fiscal year ended Sept. 30, 2010. In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of changing the effective management fee rate of the Fund.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Colin Moore, Portfolio Manager

- Managed the Fund since May 2010.

- Chief Investment Officer of the investment manager.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

- Began investment career in 1983.

- London Business School -- Investment Management Program.

David M. Joy, Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in 2003.

- Vice President, Chief Market Strategist of the investment manager; Senior Vice President and Director Global Investment Communications, Pioneer Investments (Boston) from 2001 to 2003; Senior Vice President and Director of Investment Communications, Mitchell Hutchins Asset Management, a division of Paine Webber, from 1999 to 2001.

- AB, College of the Holy Cross; MBA, Carroll School of Management, Boston College.

Anwiti Bahuguna, Ph.D., Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002.

- Began investment career in 1998.

- BS from St. Stephen's College, Delhi University and a Ph.D. from Northeastern University.


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                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  21P

Kent M. Peterson, Ph.D., Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

- Began investment career in 1999.

- BA from Cornell University and a Ph.D. from Princeton University.

Marie M. Schofield, CFA, Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1990.

- Began investment career in 1975.

- BS from the College of Saint Rose.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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22P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. For periods ended 2007 and after, per share net investment income amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after Sept. 30, 2007 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended Sept. 30, 2006 has been audited by other auditors.

                                                                    YEAR ENDED SEPT. 30,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.44       $9.10       $12.48      $10.78       $9.96
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .15         .14          .24         .22         .18
Net gains (losses) (both realized and
 unrealized)                                         .63        (.40)       (2.71)       1.71         .80
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .78        (.26)       (2.47)       1.93         .98
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)       (.12)        (.23)       (.23)       (.16)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.20)       (.40)        (.91)       (.23)       (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.02       $8.44        $9.10      $12.48      $10.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.29%      (2.33%)     (20.90%)     17.97%       9.88%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.05%       1.10%        1.02%       1.12%       1.12%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.73%       1.82%        2.20%       1.90%       1.84%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $946      $1,123       $1,437      $1,872      $1,209
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  23P

                                                                    YEAR ENDED SEPT. 30,
CLASS B                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.36       $9.01       $12.36      $10.69       $9.88
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .08         .08          .15         .13         .10
Net gains (losses) (both realized and
 unrealized)                                         .62        (.39)       (2.67)       1.68         .80
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .70        (.31)       (2.52)       1.81         .90
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)       (.06)        (.15)       (.14)       (.09)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.13)       (.34)        (.83)       (.14)       (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.93       $8.36        $9.01      $12.36      $10.69
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.38%      (3.00%)     (21.50%)     17.02%       9.09%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.81%       1.87%        1.78%       1.88%       1.89%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .98%       1.05%        1.43%       1.14%       1.09%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $74        $115         $169        $243        $146
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

                                                                    YEAR ENDED SEPT. 30,
CLASS C                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.32       $8.97       $12.31      $10.66       $9.86
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .08         .08          .16         .14         .10
Net gains (losses) (both realized and
 unrealized)                                         .61        (.39)       (2.67)       1.66         .79
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .69        (.31)       (2.51)       1.80         .89
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)       (.06)        (.15)       (.15)       (.09)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.13)       (.34)        (.83)       (.15)       (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.88       $8.32        $8.97      $12.31      $10.66
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.34%      (2.98%)     (21.47%)     16.97%       9.11%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.81%       1.86%        1.77%       1.88%       1.89%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .98%       1.07%        1.47%       1.16%       1.14%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $37         $47          $59         $67         $23
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  25P

                                                               YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(c)
Net asset value, beginning of period               $8.43       $9.09       $12.47       $11.52
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .19         .18          .28          .22
Net gains (losses) (both realized and
 unrealized)                                         .63        (.41)       (2.71)        1.00
----------------------------------------------------------------------------------------------
Total from investment operations                     .82        (.23)       (2.43)        1.22
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.24)       (.15)        (.27)        (.27)
Distributions from realized gains                     --        (.28)        (.68)          --
----------------------------------------------------------------------------------------------
Total distributions                                 (.24)       (.43)        (.95)        (.27)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.01       $8.43        $9.09       $12.47
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.79%      (1.88%)     (20.60%)      10.70%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      .60%        .65%         .63%         .73%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       2.19%       2.34%        2.59%        2.33%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%         123%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
26P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

                                                               YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(c)
Net asset value, beginning of period               $8.43       $9.09       $12.47       $11.52
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .12         .12          .22          .14
Net gains (losses) (both realized and
 unrealized)                                         .63        (.40)       (2.69)        1.00
----------------------------------------------------------------------------------------------
Total from investment operations                     .75        (.28)       (2.47)        1.14
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)       (.10)        (.23)        (.19)
Distributions from realized gains                     --        (.28)        (.68)          --
----------------------------------------------------------------------------------------------
Total distributions                                 (.17)       (.38)        (.91)        (.19)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.01       $8.43        $9.09       $12.47
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.90%      (2.52%)     (20.93%)      10.01%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.42%       1.42%        1.45%        1.54%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                           1.42%       1.33%        1.20%        1.54%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       1.38%       1.60%        1.98%        1.51%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%         123%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS  27P

                                                                    YEAR ENDED SEPT. 30,
CLASS R4                                           ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.45       $9.10       $12.48      $10.78       $9.96
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .16         .15          .26         .24         .21
Net gains (losses) (both realized and
 unrealized)                                         .64        (.40)       (2.71)       1.70         .79
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .80        (.25)       (2.45)       1.94        1.00
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.21)       (.12)        (.25)       (.24)       (.18)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.21)       (.40)        (.93)       (.24)       (.18)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.04       $8.45        $9.10      $12.48      $10.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.49%      (2.11%)     (20.71%)     18.08%      10.07%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .91%        .94%         .93%       1.03%        .96%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            .91%        .87%         .78%       1.00%        .96%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.87%       1.97%        2.31%       2.01%       2.07%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--          $1           $7         $17         $14
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

 *  Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 113%, 116% and 89% for the years ended Sept. 30, 2010, 2009 and 2008, respectively.
(c) For the period from Dec. 11, 2006 (when shares became publicly available) to Sept. 30, 2007.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.


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28P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 PROSPECTUS

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
                                                                             S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and service fees on Class W shares. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and servicing fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share
    Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
                                                                             S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
                                                                             S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.


--------------------------------------------------------------------------------
                                                                            S.11

(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
                                                                            S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
                                                                            S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
                                                                            S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
                                                                            S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
                                                                            S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
                                                                            S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
                                                                            S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
                                                                            S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
                                                                            S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
                                                                            S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
                                                                            S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
                                                                            S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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                                                                            S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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                                                                            S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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                                                                            S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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                                                                            S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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                                                                            S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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                                                                            S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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                                                                            S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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                                                                            S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

--------------------------------------------------------------------------------

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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                                                                            S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


--------------------------------------------------------------------------------
                                                                            S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


--------------------------------------------------------------------------------
S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


--------------------------------------------------------------------------------
                                                                            S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were both in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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                                                                            S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E, Class F and Class T shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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                                                                            S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.


--------------------------------------------------------------------------------
S.62

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


--------------------------------------------------------------------------------
                                                                            S.63

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


--------------------------------------------------------------------------------
S.64

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by writing the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' websites and/or by calling the Funds' telephone numbers listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


--------------------------------------------------------------------------------
                                                                            S.65

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.


--------------------------------------------------------------------------------
S.66

- FOR TAX-EXEMPT FUNDS: Tax-exempt Funds expect that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax.

- FOR TAX-EXEMPT FUNDS: The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: Taxable fixed-income Funds expect that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME FUNDS AND TAX-EXEMPT FUNDS: Taxable fixed income Funds and tax-exempt Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.


--------------------------------------------------------------------------------
                                                                            S.67

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct TIN or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

- Class E and Class F shareholders, under the Columbia Gift Plan, the trustee will file all federal and state income tax returns and pay all related income taxes for income and capital gains earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income and capital gains earned by the trust on his or her own tax returns and to pay any related income taxes.

- Class E and Class F shareholders, you should consult with your own tax advisor about the particular tax consequences to you of making a gift and holding Fund shares through a trust, including any applicable federal or state estate or gift tax consequences.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.


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S.68

FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.


--------------------------------------------------------------------------------
                                                                            S.69

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.


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S.70

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.


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                                                                            S.71

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
S.72

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-4133

(COLUMBIA MANAGEMENT LOGO)                                  S-6141-99 AG (11/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA STRATEGIC ALLOCATION FUND
(FORMERLY KNOWN AS RIVERSOURCE STRATEGIC ALLOCATION FUND)


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PROSPECTUS NOV. 29, 2010


COLUMBIA STRATEGIC ALLOCATION FUND SEEKS TO PROVIDE SHAREHOLDERS MAXIMUM TOTAL RETURN THROUGH A COMBINATION OF GROWTH OF CAPITAL AND CURRENT INCOME.


CLASS            TICKER SYMBOL
---------------  ---------------
CLASS Z          CSAZX




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    4p
  Principal Risks of Investing in the Fund............................    5p
  Past Performance....................................................    7p
  Fund Management.....................................................    9p
  Buying and Selling Shares...........................................    9p
  Tax Information.....................................................   10p
  Financial Intermediary Compensation.................................   10p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   11p
  Principal Investment Strategies of the Fund.........................   11p
  Principal Risks of Investing in the Fund............................   13p
  More about Annual Fund Operating Expenses...........................   16p
  Other Investment Strategies and Risks...............................   17p
  Fund Management and Compensation....................................   20p
FINANCIAL HIGHLIGHTS..................................................   23P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.36
  Share Price Determination...........................................  S.36
  Transaction Rules and Policies......................................  S.38
  Opening an Account and Placing Orders...............................  S.46
  Buying Shares.......................................................  S.48
  Selling Shares......................................................  S.57
  Exchanging Shares...................................................  S.60
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.68
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.70




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2P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS Z
Maximum sales charge (load) imposed on purchases (as
a percentage of offering price)                          None
Maximum deferred sales charge (load) imposed on
redemptions (as a percentage of offering price at
the time of purchase, or current net asset value,
whichever is less)                                       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                                      CLASS Z
Management fees(a)                                     0.49%
Distribution and/or service (12b-1) fees               0.00%
Other expenses(b)                                      0.32%
Acquired fund fees and expenses                        0.01%
Total annual fund operating expenses                   0.82%




(a) In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of changing the effective management fee rate of the Fund.
(b) Other expenses for Class Z shares are based on estimated amounts for the current fiscal year.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                               $84      $262      $456     $1,018




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               COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  3P

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio (113% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets primarily are allocated among nine different investment categories. The fixed income investment categories include: U.S. investment grade bonds, international bonds, emerging market bonds, U.S. high yield bonds and cash or cash equivalents. The equity investment categories currently include: emerging markets equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities.

Columbia Management Investment Advisers, LLC (the investment manager) uses proprietary, quantitative models to determine the portion of the Fund's assets to be invested in each asset class. These models take into account various measures of the mean reversion (the tendency for an asset class or an investment category to return to its long-term historical average) and momentum (the tendency of an asset class or an investment category with good recent performance to continue that trend) of different asset classes. Prior to making an asset allocation change, the investment manager performs a qualitative review of the models' recommendations. Typically, tactical asset allocation changes will be made monthly to refine the Fund's positioning. Tactical allocation is an active management portfolio strategy that reoptimizes (rebalances) the percentage of assets held in each asset class in an effort to take advantage of forecasted relative asset class returns.

The Fund may invest up to 50% of its net assets in foreign investments, which may include emerging markets, and up to 15% of its total assets in below investment-grade debt securities (junk bonds).


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4P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

The day-to-day allocation of investments will remain within the ranges selected by the investment manager. As of the end of the most recent fiscal year, the ranges selected by the investment manager are:

ASSET CLASS                                   INVESTMENT CATEGORY               RANGE
U.S. equity securities              U.S. mid and small cap equities            25-75%
                                    U.S. large cap equities
U.S. and foreign debt securities    U.S. investment grade bonds                10-50%
                                    International bonds
                                    Emerging markets bonds
                                    U.S. high yield bonds
Foreign equity securities           Emerging markets equities                   0-50%
                                    International developed market equities
Cash                                Cash and cash equivalents                   0-30%


The investment manager may use derivatives such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge existing positions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.


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               COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  5P

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The Fund's hedging strategy may be unable to achieve its objectives and may limit any potential gain that might result from an increase in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. Cash or securities designated in an amount equal to the value of the Fund's forward foreign currency contracts may limit the Fund's investment flexibility. The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency contract. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

HIGH-YIELD SECURITIES RISK. The Fund's investment in below-investment grade loans or other debt securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss than a fund which invests solely in investment grade loans or other debt securities.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.


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6P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

Class Z shares have not had one full calendar year of performance as of the date of this prospectus and therefore performance is not yet available. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, for the Fund's Class A shares (which are not offered in this prospectus), respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's Class A average annual total returns compare to recognized measures of market performance shown on the table.

The sales charge for Class A shares is not reflected in the bar chart or the table. Class Z shares are not subject to a sales charge. If the Class A sales charge was reflected, returns would be lower than those shown.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.


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               COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  7P

After-tax returns are shown for Class A shares. After-tax returns for Class Z shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


              CLASS A* ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)

                                   (BAR CHART)


         -3.83%    -5.12%    -12.59%   +19.75%   +12.93%   +7.39%    +16.15%   +6.89%    -30.21%   +18.58%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +12.30% (quarter ended Sept. 30, 2009).

- Lowest return for a calendar quarter was -13.95% (quarter ended Dec. 31, 2008).

- Class A year-to-date return was +4.61% at Sept. 30, 2010.


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8P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)


(FOR PERIODS ENDED DEC. 31, 2009)           1 YEAR  5 YEARS  10 YEARS
Columbia Strategic Allocation Fund:
  Class A* -- before taxes                 +18.58%   +1.99%   +1.76%
  Class A* -- after taxes on
  distributions                            +18.09%   +1.08%   +0.75%
  Class A* -- after taxes on
  distributions and redemption of fund
  shares                                   +12.04%   +1.35%   +1.01%
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                   +26.46%   +0.42%   -0.95%
Blended Index (consists of 45% S&P 500
Index, 40% Barclays Capital U.S.
Aggregate Bond Index and 15% MSCI EAFE
Index) (reflects no deduction for fees,
expenses or taxes)]                        +19.31%   +3.13%   +2.68%
Barclays Capital U.S. Aggregate Bond
Index (reflects no deduction for fees,
expenses or taxes)                          +5.93%   +4.97%   +6.33%
Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East
(EAFE) Index (reflects no deduction for
fees, expenses or taxes)                   +32.46%   +4.02%   +1.58%
Lipper Flexible Portfolio Funds Index
(reflects no deduction for fees or
taxes)                                     +29.17%   +3.50%   +2.32%


 * The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without sales charges, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.

The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index are components of the Blended Index and are used to calculate its return.


FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER           TITLE                MANAGED FUND SINCE
-----------------           -----                ------------------
Colin Moore                 Portfolio Manager    May 2010
David M. Joy                Portfolio Manager    May 2010
Anwiti Bahuguna, Ph.D.      Portfolio Manager    May 2010
Kent M. Peterson, Ph.D.     Portfolio Manager    May 2010
Marie M. Schofield, CFA     Portfolio Manager    May 2010


BUYING AND SELLING SHARES

                                                      CLASS Z
Minimum initial investment                           Variable*
Additional investments                                  $100


* The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.


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               COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  9P

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

  Express Mail: Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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10P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Columbia Strategic Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets primarily are allocated among nine different investment categories. The fixed income investment categories include: U.S. investment grade bonds, international bonds, emerging market bonds, U.S. high yield bonds and cash or cash equivalents. The equity investment categories currently include: emerging markets equities, international developed market equities, U.S. mid and small cap equities and U.S. large cap equities.

Columbia Management Investment Advisers, LLC (the investment manager) uses proprietary, quantitative models to determine the portion of the Fund's assets to be invested in each asset class. These models take into account various measures of the mean reversion (the tendency for an asset class or an investment category to return to its long-term historical average) and momentum (the tendency of an asset class or an investment category with good recent performance to continue that trend) of different asset classes. Prior to making an asset allocation change, the investment manager performs a qualitative review of the models' recommendations. Typically, tactical asset allocation changes will be made monthly to refine the Fund's positioning. Tactical allocation is an active management portfolio strategy that reoptimizes (rebalances) the percentage of assets held in each asset class in an effort to take advantage of forecasted relative asset class returns.

The Fund may invest up to 50% of its net assets in foreign investments, which may include emerging markets, and up to 15% of its total assets in below investment-grade debt securities (junk bonds).


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              COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  11P

The day-to-day allocation of investments will remain within the ranges selected by the investment manager. As of the end of the most recent fiscal year, the ranges selected by the investment manager are:

ASSET CLASS                                   INVESTMENT CATEGORY               RANGE
U.S. equity securities              U.S. mid and small cap equities            25-75%
                                    U.S. large cap equities
U.S. and foreign debt securities    U.S. investment grade bonds                10-50%
                                    International bonds
                                    Emerging markets bonds
                                    U.S. high yield bonds
Foreign equity securities           Emerging markets equities                   0-50%
                                    International developed market equities
Cash                                Cash and cash equivalents                   0-30%


The investment manager chooses equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell an equity security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company meets the investment manager's performance expectations.

The investment manager chooses debt obligations by:

- Considering opportunities and risks by reviewing interest rate and economic forecasts.

- Investing more heavily in certain sectors (for example, corporate bonds and government bonds) based on the investment manager's expectations for interest rates.

- Identifying U.S. and foreign bonds that are investment-grade or below investment-grade (lower-quality).

- Identifying securities that are expected to outperform other securities. In this analysis, the investment manager will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

- Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries.


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12P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

In evaluating whether to sell a debt security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The interest rate or economic outlook has changed.

- The security has reached the investment manager's price objective or moved above a reasonable valuation target.

- The investment manager has identified a more attractive opportunity.

- The issuer's credit quality has declined or the investment manager expects a decline (the Fund may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

- The issuer or the security continues to meet the other standards described above.

The investment manager may use derivatives such as forward foreign currency contracts in an effort to produce incremental earnings or to hedge existing positions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a fixed-income security, or the counterparty to a contract may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual.


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              COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  13P

DERIVATIVES RISK -- FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts, whereby the Fund may buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts, however, may fall in value due to foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for risk management (hedging) or investment purposes. The inability of the Fund to precisely match forward contract amounts and the value of securities involved may reduce the effectiveness of the Fund's hedging strategy. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase in the value of the currency. When entering into forward foreign currency contracts for investment purposes, unanticipated changes in the currency markets could result in reduced performance for the Fund. The Fund may designate cash or securities in an amount equal to the value of the Fund's forward foreign currency contracts which may limit the Fund's investment flexibility. If the value of the designated securities declines, additional cash or securities will be so designated. At maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


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14P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

HIGH-YIELD SECURITIES RISK. Non-investment grade loans or other debt securities, commonly called "high-yield "or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or other debt securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.


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              COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  15P

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table.


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16P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

In addition to derivatives the Fund may invest in as a principal investment strategy, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.


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              COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  17P

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "Additional Management Information" for more information.


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18P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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              COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  19P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.


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20P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.49% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement that decreased the management fee by 0.08% for the most recent fiscal year. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Flexible Portfolio Funds Index. In certain circumstances, the Fund's Board may approve a change in the index without shareholder approval. The maximum adjustment (increase or decrease) is 0.08% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's annual shareholder report for the fiscal year ended Sept. 30, 2010. In September 2010, the Fund's Board approved an amended investment management services agreement which, if approved by Fund shareholders at a meeting expected to be held in the first half of 2011, would have the effect of changing the effective management fee rate of the Fund.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Colin Moore, Portfolio Manager

- Managed the Fund since May 2010.

- Chief Investment Officer of the investment manager.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

- Began investment career in 1983.

- London Business School -- Investment Management Program.


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              COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  21P

David M. Joy, Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in 2003.

- Vice President, Chief Market Strategist of the investment manager; Senior Vice President and Director Global Investment Communications, Pioneer Investments (Boston) from 2001 to 2003; Senior Vice President and Director of Investment Communications, Mitchell Hutchins Asset Management, a division of Paine Webber, from 1999 to 2001.

- AB, College of the Holy Cross; MBA, Carroll School of Management, Boston College.

Anwiti Bahuguna, Ph.D., Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002.

- Began investment career in 1998.

- BS from St. Stephen's College, Delhi University and a Ph.D. from Northeastern University.

Kent M. Peterson, Ph.D., Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

- Began investment career in 1999.

- BA from Cornell University and a Ph.D. from Princeton University.

Marie M. Schofield, CFA, Portfolio Manager

- Managed the Fund since May 2010.

- Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1990.

- Began investment career in 1975.

- BS from the College of Saint Rose.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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22P  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

                                                   YEAR ENDED
CLASS Z                                             SEPT. 30,
PER SHARE DATA                                       2010(a)
Net asset value, beginning of period                   $8.98
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.01)
Net gains (losses) (both realized and
 unrealized)                                             .04
-------------------------------------------------------------
Total from investment operations                         .03
-------------------------------------------------------------
Net asset value, end of period                         $9.01
-------------------------------------------------------------
TOTAL RETURN                                            .33%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                         1.02%(c)
-------------------------------------------------------------
Net investment income (loss)                         (13.66%)(c)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
-------------------------------------------------------------
Portfolio turnover rate(d)                              114%
-------------------------------------------------------------


(a) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 113% for the year ended Sept. 30, 2010.


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              COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 CLASS Z PROSPECTUS  23P

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


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                                                                             S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and service fees on Class W shares. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and servicing fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share
    Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
                                                                             S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
                                                                             S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.


--------------------------------------------------------------------------------
                                                                            S.11

(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
                                                                            S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
                                                                            S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
                                                                            S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
                                                                            S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
                                                                            S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
                                                                            S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
                                                                            S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
                                                                            S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
                                                                            S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
                                                                            S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


--------------------------------------------------------------------------------
                                                                            S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


--------------------------------------------------------------------------------
S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


--------------------------------------------------------------------------------
                                                                            S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


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S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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                                                                            S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


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S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


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                                                                            S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


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S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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                                                                            S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


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S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


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                                                                            S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


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S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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                                                                            S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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                                                                            S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


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S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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                                                                            S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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                                                                            S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

--------------------------------------------------------------------------------

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


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                                                                            S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


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S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


--------------------------------------------------------------------------------
                                                                            S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


--------------------------------------------------------------------------------
S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


--------------------------------------------------------------------------------
                                                                            S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were both in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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                                                                            S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E, Class F and Class T shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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                                                                            S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.


--------------------------------------------------------------------------------
S.62

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


--------------------------------------------------------------------------------
                                                                            S.63

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


--------------------------------------------------------------------------------
S.64

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by writing the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' websites and/or by calling the Funds' telephone numbers listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


--------------------------------------------------------------------------------
                                                                            S.65

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.


--------------------------------------------------------------------------------
S.66

- FOR TAX-EXEMPT FUNDS: Tax-exempt Funds expect that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax.

- FOR TAX-EXEMPT FUNDS: The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: Taxable fixed-income Funds expect that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME FUNDS AND TAX-EXEMPT FUNDS: Taxable fixed income Funds and tax-exempt Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.


--------------------------------------------------------------------------------
                                                                            S.67

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct TIN or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

- Class E and Class F shareholders, under the Columbia Gift Plan, the trustee will file all federal and state income tax returns and pay all related income taxes for income and capital gains earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income and capital gains earned by the trust on his or her own tax returns and to pay any related income taxes.

- Class E and Class F shareholders, you should consult with your own tax advisor about the particular tax consequences to you of making a gift and holding Fund shares through a trust, including any applicable federal or state estate or gift tax consequences.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.


--------------------------------------------------------------------------------
S.68

FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.


--------------------------------------------------------------------------------
                                                                            S.69

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.


--------------------------------------------------------------------------------
S.70

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.


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                                                                            S.71

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


--------------------------------------------------------------------------------
S.72

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-4133

(COLUMBIA MANAGEMENT LOGO)                                  S-6579-99 AG (11/10)

Prospectus

                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND

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PROSPECTUS NOV. 29, 2010

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME WITH CAPITAL GROWTH AS A SECONDARY OBJECTIVE.


CLASS              TICKER SYMBOL
---------------    ---------------
CLASS A            RSGAX
CLASS B            RIABX
CLASS C            RAICX
CLASS R*           RSDOX
CLASS R4           RSTRX
CLASS R5           RSFRX


*   Formerly known as Class R2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
  Investment Objective................................................    3p
  Fees and Expenses of the Fund.......................................    3p
  Principal Investment Strategies of the Fund.........................    4p
  Principal Risks of Investing in the Fund............................    5p
  Past Performance....................................................    8p
  Fund Management.....................................................   10p
  Buying and Selling Shares...........................................   10p
  Tax Information.....................................................   10p
  Financial Intermediary Compensation.................................   11p
MORE INFORMATION ABOUT THE FUND
  Investment Objective................................................   12p
  Principal Investment Strategies of the Fund.........................   12p
  Principal Risks of Investing in the Fund............................   15p
  More about Annual Fund Operating Expenses...........................   19p
  Other Investment Strategies and Risks...............................   19p
  Fund Management and Compensation....................................   21p
FINANCIAL HIGHLIGHTS..................................................   23P
CHOOSING A SHARE CLASS................................................   S.1
  Comparison of Share Classes.........................................   S.2
  Sales Charges and Commissions.......................................   S.8
  Reductions/Waivers of Sales Charges.................................  S.23
  Distribution and Service Fees.......................................  S.29
  Selling and/or Servicing Agent Compensation.........................  S.35
BUYING, SELLING AND EXCHANGING SHARES.................................  S.37
  Share Price Determination...........................................  S.37
  Transaction Rules and Policies......................................  S.39
  Opening an Account and Placing Orders...............................  S.46
DISTRIBUTIONS AND TAXES...............................................  S.63
ADDITIONAL SERVICES AND COMPENSATION..................................  S.68
ADDITIONAL MANAGEMENT INFORMATION.....................................  S.70




In August 2010, the Board of Directors of RiverSource Strategic Income Allocation Fund approved a proposal to merge the Fund with and into Columbia Strategic Income Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Strategic Income Fund and the definitive terms of the proposed merger will be included in proxy materials.

The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2011, and that a special meeting of shareholders to consider the merger will be held in the first half of 2011.


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2P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

RiverSource Strategic Income Allocation Fund (the Fund) seeks to provide shareholders with a high level of current income with capital growth as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address), agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under "Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions" on page S.23 of this prospectus and on page D.1 of Appendix D in the Fund's Statement of Additional Information (SAI).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    CLASS R,
                                         CLASS A  CLASS B  CLASS C   R4, R5
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                    4.75%     None     None     None
Maximum deferred sales charge (load)
imposed on redemptions
(as a percentage of offering price at
the time of purchase, or current net
asset value, whichever is less)              1%       5%       1%     None


ANNUAL FUND OPERATING EXPENSES(a)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)


                                          CLASS A   CLASS B   CLASS C
Management fees                            0.54%     0.54%     0.54%
Distribution and/or service (12b-1)
fees                                       0.25%     1.00%     1.00%
Other expenses                             0.28%     0.28%     0.28%
Total annual fund operating expenses       1.07%     1.82%     1.82%
                                          CLASS R  CLASS R4  CLASS R5
Management fees                            0.54%     0.54%     0.54%
Distribution and/or service (12b-1)
fees                                       0.50%     0.00%     0.00%
Other expenses                             0.28%     0.45%     0.20%
Total annual fund operating expenses       1.32%     0.99%     0.74%




(a) The expense ratios have been adjusted to reflect current fees.



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             RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  3P

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A (whether or not shares
are redeemed)                       $579      $799     $1,038    $1,723
Class B (if shares are
redeemed)                           $685      $873     $1,186    $1,945
Class B (if shares are not
redeemed)                           $185      $573     $  986    $1,945
Class C (if shares are
redeemed)                           $285      $573     $  986    $2,142
Class C (if shares are not
redeemed)                           $185      $573     $  986    $2,142
Class R (whether or not shares
are redeemed)                       $135      $419     $  724    $1,595
Class R4 (whether or not shares
are redeemed)                       $101      $316     $  548    $1,218
Class R5 (whether or not shares
are redeemed)                       $ 76      $237     $  412    $  922


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio (97% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets are primarily allocated among various fixed income investment categories including: high yield bonds, emerging markets bonds, bank loans, government and corporate bonds, mortgage- and asset-backed securities, Treasury inflation protected securities, international bonds and cash or cash equivalents. A smaller portion of the Fund may be allocated to real estate investment trusts (REITs) and U.S. and international equity securities.

The Fund may invest up to 100% of its total assets in foreign investments, which may include emerging markets, and up to 75% of its total assets in below investment-grade debt securities (junk bonds) and floating rate loans. The loans in which the Fund will invest are typically senior secured floating rate loans.


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4P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

Columbia Management Investment Advisers, LLC (the investment manager) relies on various qualitative and proprietary quantitative inputs to tactically allocate the Fund's assets across the different asset classes and investment categories set forth below.

ASSET CLASS                                     INVESTMENT CATEGORY           RANGE
Fixed Income    Below investment-grade    High yield bonds                   25-75%
                                          High yield, floating rate loans
                                          Emerging markets bonds
                Investment-grade          Government and corporate bonds     15-70%
                                          Mortgage-backed securities
                                          Treasury inflation protected
                                          securities
                                          International bonds
Equity                                    Real estate                         0-10%
                                          U.S. and international equities
Cash                                      Cash                                0-30%


Individual security selection within each investment category is made by specialized investment teams.

The investment manager chooses fixed income securities and floating rate loans for investment by considering various factors including degree of interest rate risk, credit quality, price and yield potential.

The investment manager chooses equity investments by employing proprietary, disciplined quantitative methods. The investment manager's disciplined, quantitative approach is designed to identify companies across the capitalization spectrum (large-, mid- and small-cap companies).

The investment manager may also use Exchange Traded Funds to gain exposure to the various equity investment categories.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CONFIDENTIAL INFORMATION ACCESS RISK. The investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. The investment manager's decision not to receive Confidential Information may disadvantage the Fund.


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             RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  5P

COUNTERPARTY RISK. Counterparty credit risk is the risk that a Fund's counterparty becomes bankrupt or otherwise fails to perform its obligations, and the Fund may obtain no or only limited recovery of its investments, and any recovery may be significantly delayed.

CREDIT RISK. Credit risk is the risk that loans or other securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the borrower of the loan or the issuer of the security may or will default or otherwise become unable or unwilling to honor its financial obligations, including as a result of bankruptcy. Bankruptcies may cause a delay to the Fund in acting on the collateral securing a loan, which may adversely affect the Fund. Further, there is risk that a court could take action adverse to the holders of a loan. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. Unrated loans or securities held by the Fund present increased credit risk.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

HIGH-YIELD SECURITIES RISK. The Fund's investment in below-investment grade loans or other debt securities (i.e., high-yield or junk) exposes the Fund to a greater risk of loss than a fund which invests solely in investment grade loans or other debt securities.

HIGHLY LEVERAGED TRANSACTIONS RISK. The loans and other securities in which the Fund invests include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of any collateral securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Floating rate loans may decline in value.


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6P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

REAL ESTATE INDUSTRY RISK. The Fund is susceptible to the risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of the properties underlying the Fund's portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.


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             RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  7P

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings and lack of experienced management, financial resources, product diversification and competitive strengths.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class A performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be lower than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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8P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

               CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

                                   (BAR CHART)


                                                                                         -14.62%   +30.43%

                                                                                          2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +11.60% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -10.06% (quarter ended Dec. 31, 2008).

- Class A year-to-date return was +10.49% at Sept. 30, 2010.

AVERAGE ANNUAL TOTAL RETURNS (AFTER APPLICABLE SALES CHARGES)

                                           CLASSES A, B, C  CLASSES R, R4, R5
                                                SINCE             SINCE
(FOR PERIODS ENDED DEC. 31,                   INCEPTION         INCEPTION
2009)                              1 YEAR     (5/17/07)          (8/1/08)
RiverSource Strategic Income
Allocation Fund:
  Class A -- before taxes         +24.23%       +2.56%              N/A
  Class A -- after taxes on
  distributions                   +21.48%       +0.52%              N/A
  Class A -- after taxes on
  distributions and redemption
  of fund shares                  +15.58%       +0.95%              N/A
  Class B -- before taxes         +24.46%       +2.65%              N/A
  Class C -- before taxes         +28.49%       +3.65%              N/A
  Class R -- before taxes         +29.91%         N/A             +8.70%
  Class R4 -- before taxes        +30.44%         N/A             +9.18%
  Class R5 -- before taxes        +30.84%         N/A             +9.43%
Barclays Capital U.S. Aggregate
Bond Index (reflects no
deduction for fees, expenses or
taxes)                             +5.93%       +6.25%            +7.13%
Lipper Multi-Sector Income
Funds Index
(reflects no deduction for fees
or taxes)                         +29.81%       +4.60%            +8.83%




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             RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  9P

FUND MANAGEMENT

INVESTMENT MANAGER: Columbia Management Investment Advisers, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Colin J. Lundgren, CFA    Portfolio Manager          2007
Brian Lavin, CFA          Portfolio Manager          2010
Gene R. Tannuzzo, CFA     Portfolio Manager          2009


BUYING AND SELLING SHARES

                               NONQUALIFIED ACCOUNTS
                                    (ALL CLASSES      INDIVIDUAL RETIREMENT
MINIMUM INITIAL INVESTMENT           EXCEPT R)               ACCOUNTS        CLASS R
For investors other than
systematic investment plans            $2,000                 $1,000           None
Systematic investment plans            $  100                 $  100           None



                               NONQUALIFIED ACCOUNTS
                                    (ALL CLASSES      INDIVIDUAL RETIREMENT
ADDITIONAL INVESTMENTS               EXCEPT R)               ACCOUNTS        CLASS R
For investors other than
systematic investment plans             $100                   $100            None
Systematic investment plans             $100                   $ 50            None


EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Management Investment Services Corp.,
  P.O. Box 8081, Boston, MA 02266-8081
  Express Mail: Columbia Management Investment Services Corp.,
  30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


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10P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


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            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  11P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

RiverSource Strategic Income Allocation Fund (the Fund) seeks to provide shareholders with a high level of current income with capital growth as a secondary objective. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the investment objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets are primarily allocated among various fixed income investment categories including: high yield bonds, emerging markets bonds, bank loans, government and corporate bonds, mortgage- and asset-backed securities, Treasury inflation protected securities, international bonds and cash or cash equivalents. A smaller portion of the Fund may be allocated to real estate investment trusts (REITs) and U.S. and international equity securities.

Columbia Management Investment Advisers, LLC (the investment manager) relies on various qualitative and proprietary quantitative inputs to tactically allocate the Fund's assets across the different asset classes and investment categories set forth below.

The Fund may invest up to 100% of its total assets in foreign investments, which may include emerging markets, and up to 75% of its total assets in below investment-grade debt securities (junk bonds) and floating rate loans.

Floating rate loans are debt obligations of companies and other similar entities that have interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The loans in which the Fund will invest are typically senior secured floating rate loans. Senior secured floating rate loans ordinarily are secured by specific collateral or assets of the borrower so that holders of the loans will have a claim on those assets senior to the claim of certain other parties in the event of default or bankruptcy by the borrower. These loans usually are senior in rank to other securities issued by the borrower (such as common stock or other debt instruments).


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12P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

The quantitative models that serve as inputs into the investment manager's tactical allocation decisions take into account factors such as style, sector, market capitalization, geographic location, credit quality, interest rate risk and yield potential. Typically, asset allocation changes will be made monthly to refine the Fund's positioning. The allocation of investments will remain within the ranges selected by the investment manager. The ranges selected by the investment manager are:

ASSET CLASS                                         INVESTMENT CATEGORY               RANGE
Fixed Income    Below investment-grade    High yield bonds                           25-75%
                                          High yield, floating rate loans
                                          Emerging markets bonds
                Investment-grade          Government and corporate bonds             15-70%
                                          Mortgage-backed securities
                                          Treasury inflation protected securities
                                          International bonds
Equity                                    Real estate                                 0-10%
                                          U.S. and international equities
Cash                                      Cash                                        0-30%


Individual security selection within each investment category is made by specialized investment teams as set forth below.

The investment manager chooses fixed income securities and floating rate loans for investment by considering various factors including degree of interest rate risk, credit quality, price and yield potential. For fixed income securities, its investment process includes, among other factors:

- Seeking to identify opportunities and risks by reviewing domestic and foreign interest rates and economic forecasts.

- Investing more heavily in certain sectors based on the investment manager's market expectations.

- Identifying U.S. and foreign bonds that are investment-grade or below investment-grade.

- Identifying securities that are expected to outperform other securities. In this analysis, the investment manager will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

- Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries.

For floating rate loans, the investment manager's investment selection process includes, among other factors:

- An analysis of the borrower's capital structure.

- A competitive analysis of the borrower and its industry.

- An evaluation of the management team's capabilities.


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            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  13P

- A review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to continue to hold or sell a fixed income security or a floating rate loan, the investment manager considers, among other factors, whether:

- The security or loan is overvalued relative to other potential investments.

- The interest rate or economic outlook has changed.

- The security or loan has reached the investment manager's price objective or moved above a reasonable valuation target.

- The investment manager has identified a more attractive opportunity.

- The issuer's credit quality has declined or the investment manager expects it to decline.

- The issuer or the security continues to meet the other standards described above.

The investment manager chooses equity investments by employing proprietary, disciplined quantitative methods. The investment manager's disciplined, quantitative approach is designed to identify companies across the capitalization spectrum (large-, mid- and small-cap companies) with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell an equity security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company does not meet the investment manager's performance expectations.

Within the equity asset class allocation, the investment manager chooses real estate investment trusts by:

- Focusing on companies that it believes can achieve sustainable growth in cash flow and dividend paying ability.

- Using fundamental analysis of each company's financial condition and industry position to select investments.

- Seeking to purchase securities so that its underlying portfolio will be diversified geographically and by property type.


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14P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

In evaluating whether to sell these types of securities, the investment manager considers, among other factors, whether:

- The growth or income potential of a security has materially changed.

- The investment manager has identified a more attractive opportunity.

The investment manager may also use Exchange Traded Funds to gain exposure to the various equity investment categories.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CONFIDENTIAL INFORMATION ACCESS RISK. In managing the Fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the Fund's performance.

COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceeding, and any recovery may be significantly delayed. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


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            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  15P

CREDIT RISK. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market's perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund's performance. If the Fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the Fund will depend on the analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called "high-yield" or "junk") have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


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16P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

Custody risk refers to the risks associated with the clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

HIGH-YIELD SECURITIES RISK. Non-investment grade loans or other debt securities, commonly called "high-yield "or "junk," may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or other debt securities may experience greater price fluctuations and are subject to a greater risk of loss than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it.

HIGHLY LEVERAGED TRANSACTIONS RISK. The loans or other securities in which the Fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the Fund's investment manager, or subadviser, as the case may be, upon its credit analysis to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.


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            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  17P

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities and floating rate loans. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.


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18P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

REAL ESTATE INDUSTRY RISK. Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Securities of small and medium companies may trade on the over-the-counter market or on regional securities exchanges and the frequency and volume of their trading may be substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's expense ratios will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which

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            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS 19P results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with the acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.


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20P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.


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            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  21P

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.54% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's annual shareholder report for the fiscal year ended Sept. 30, 2010.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Colin J. Lundgren, CFA, Portfolio Manager

- Managed the Fund since 2007.

- Senior Vice President and Head of Fixed Income.

- Joined the investment manager in 1986 and became manager of the Investment Statistical Group in 1989. He became a portfolio manager in 1995.

- Began investment career in 1989.

- BA, Lake Forest College.

Brian Lavin, CFA, Portfolio Manager

- Managed the Fund since May 2010.

- Sector Manager on the high yield fixed income sector team.

- Joined the investment manager in 1994 as a high yield analyst.

- Began investment career in 1986.

- MBA, University of Wisconsin -- Milwaukee.

Gene R. Tannuzzo, CFA, Portfolio Manager

- Managed the Fund since 2009.

- Sector Manager, multi-sector fixed income.

- Joined the investment manager in 2003 as an associate analyst in municipal bond research.

- Began investment career in 2003.

- BSB, University of Minnesota, Carlson School of Management.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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22P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

                                                               YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.60       $8.93       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .57         .55         .46         .18
Net gains (losses) (both realized and
 unrealized)                                          .64         .66        (.91)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.21        1.21        (.45)        .03
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.57)       (.52)       (.46)       (.18)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.57)       (.54)       (.46)       (.18)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60       $8.93       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.09%      14.60%      (4.74%)       .40%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.07%       1.13%       1.13%       1.27%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.07%       1.13%       1.13%       1.16%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.85%       6.40%       4.83%       5.12%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $315        $255        $148        $112
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  23P

                                                               YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.60       $8.93       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .50         .48         .38         .16
Net gains (losses) (both realized and
 unrealized)                                          .65         .66        (.90)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.15        1.14        (.52)        .01
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)       (.45)       (.39)       (.16)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.50)       (.47)       (.39)       (.16)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.25       $9.60       $8.93       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.35%      13.74%      (5.47%)       .13%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.83%       1.89%       1.90%       2.09%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.83%       1.89%       1.90%       1.92%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.08%       5.65%       4.04%       4.42%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23         $26         $18          $7
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



                                                               YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.59       $8.92       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .50         .48         .38         .15
Net gains (losses) (both realized and
 unrealized)                                          .65         .66        (.91)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.15        1.14        (.53)         --
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)       (.45)       (.39)       (.15)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.50)       (.47)       (.39)       (.15)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.59       $8.92       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.37%      13.76%      (5.57%)       .10%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       1.87%       1.90%       2.06%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.82%       1.87%       1.90%       1.92%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.09%       5.64%       4.06%       4.21%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $20         $13          $6          $2
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
24P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

                                                         YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .53         .51          .08
Net gains (losses) (both realized and
 unrealized)                                          .64         .67         (.42)
----------------------------------------------------------------------------------
Total from investment operations                     1.17        1.18         (.34)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.53)       (.49)        (.05)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.53)       (.51)        (.05)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       12.61%      14.22%       (3.64%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.52%       1.58%        1.63%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.52%       1.47%        1.63%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.38%       6.07%        4.49%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



                                                         YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .58         .57          .08
Net gains (losses) (both realized and
 unrealized)                                          .64         .65         (.41)
----------------------------------------------------------------------------------
Total from investment operations                     1.22        1.22         (.33)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.58)       (.53)        (.06)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.58)       (.55)        (.06)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.17%      14.81%       (3.56%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.00%        .99%        1.12%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.00%        .95%        1.12%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.91%       6.45%        4.88%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
            RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS  25P

                                                         YEAR ENDED SEPT. 30,
CLASS R5                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .61         .57          .09
Net gains (losses) (both realized and
 unrealized)                                          .64         .66         (.41)
----------------------------------------------------------------------------------
Total from investment operations                     1.25        1.23         (.32)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.60)       (.54)        (.07)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.60)       (.56)        (.07)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.25       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.56%      14.95%       (3.51%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                       .76%        .82%         .88%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        6.20%       6.72%        5.21%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(b) Rounds to less than $0.01 per share.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 97%, 112% and 82% for the years ended Sept. 30, 2010, 2009 and 2008, respectively.
(g) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.


--------------------------------------------------------------------------------
26P  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 PROSPECTUS

CHOOSING A SHARE CLASS

THE FUNDS

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her "immediate family." For details on this particular policy, see Reductions/Waivers of Sales Charges -- Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the "Columbia" and "Columbia Acorn" brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund's Statement of Additional Information
(SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the "Columbia" brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund's SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds' primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds' website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.


--------------------------------------------------------------------------------
                                                                             S.1

COMPARISON OF SHARE CLASSES

SHARE CLASS FEATURES

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although Class B, Class E, Class F and Class T shares are generally closed to new and existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the Fund.

- The expenses for each share class.

- Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDAMENTALS(TM)

SELLING AND/OR SERVICING AGENTS

The terms "selling agent" and "servicing agent" refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor's personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.


--------------------------------------------------------------------------------
S.2

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS A*   Available to the general    none               none
           public for investment;
           minimum initial
           investment is $2,000 for
           most investors.(e)
--------------------------------------------------------------------------

CLASS B*   Closed to new               up to $49,999      Converts to
           investors.(h)                                  Class A shares
                                                          generally eight
                                                          years after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS C*   Available to the general    up to $999,999;    none
           public for investment;      no limit for
           minimum initial             eligible
           investment is $2,000 for    employee benefit
           most investors.(e)          plans.(j)
--------------------------------------------------------------------------

CLASS E    Closed to new investors     none               none
           and new accounts.(k)
--------------------------------------------------------------------------

CLASS F    Closed to new investors     up to              Converts to
           and new accounts.(k)        $250,000.(l)       Class E shares
                                                          eight years
                                                          after
                                                          purchase.(i)
--------------------------------------------------------------------------

CLASS I*   Available only to the       none               none
           Funds (i.e., Fund-of-Fund
           investments).
--------------------------------------------------------------------------

CLASS R*   Available only to           none               none
           eligible retirement plans
           and health savings
           accounts; no minimum
           initial investment.
--------------------------------------------------------------------------

CLASS R3*  Effective after the close   none               none
           of business on December
           31, 2010, Class R3 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------

CLASS R4*  Effective after the close   none               none
           of business on December
           31, 2010, Class R4 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, and
           health savings
           accounts.(n)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.3

           ELIGIBLE INVESTORS AND
           MINIMUM INITIAL             Investment         Conversion
           INVESTMENTS(a)              Limits             Features
--------------------------------------------------------------------------
CLASS R5*  Effective after the close   none               none
           of business on December
           31, 2010, Class R5 shares
           are closed to new
           investors; available only
           to qualified employee
           benefit plans, trust
           companies or similar
           institutions, 501(c)(3)
           charitable organizations,
           non-qualified deferred
           compensation plans whose
           participants are included
           in a qualified employee
           benefit plan described
           above, 529 plans, health
           savings accounts and, if
           approved by the
           Distributor,
           institutional or
           corporate accounts above
           a threshold established
           by the Distributor
           (currently $1 million per
           Fund or $10 million in
           all Funds) and bank trust
           departments.(n)
--------------------------------------------------------------------------

CLASS T    Available only to           none               none
           investors who received
           (and who have
           continuously held) Class
           T shares in connection
           with the merger of
           certain Galaxy funds into
           various Columbia funds
           (formerly named Liberty
           funds).
--------------------------------------------------------------------------

CLASS W*   Available only to           none               none
           investors purchasing
           through authorized
           investment programs
           managed by
           investment professionals,
           including discretionary
           managed account programs.
--------------------------------------------------------------------------

CLASS Y*   Available to certain        none               none
           categories of investors
           which are subject to
           minimum initial
           investment requirements;
           currently offered only to
           former shareholders of
           the former Columbia Funds
           Institutional Trust.(q)
--------------------------------------------------------------------------

CLASS Z*   Available only to certain   none               none
           eligible investors, which
           are subject to different
           minimum initial
           investment requirements,
           ranging from $0 to
           $2,000.
--------------------------------------------------------------------------




                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS A*   5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more. None for       million redeemed within 18
           money market Funds and          months of purchase, charged
           certain other Funds.(f)         as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(g)
------------------------------------------------------------------------

CLASS B*   none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.(i)
------------------------------------------------------------------------

CLASS C*   none                            1.00% on certain investments
                                           redeemed within one year of
                                           purchase.
------------------------------------------------------------------------

CLASS E    4.50% maximum, declining to     1.00% on certain investments
           0.00% on investments of         of between $1 million and $50
           $500,000 or more.               million redeemed within one
                                           year of purchase.
------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.4

                                           Contingent Deferred Sales
           FRONT-END SALES CHARGES(b)      Charges (CDSCs)(b)
------------------------------------------------------------------------
CLASS F    none                            5.00% maximum, gradually
                                           declining to 0.00% after six
                                           years.
------------------------------------------------------------------------

CLASS I*   none                            none
------------------------------------------------------------------------

CLASS R*   none                            none
------------------------------------------------------------------------

CLASS R3*  none                            none
------------------------------------------------------------------------

CLASS R4*  none                            none
------------------------------------------------------------------------

CLASS R5*  none                            none
------------------------------------------------------------------------

CLASS T    5.75% maximum, declining to     CDSC on certain investments
           0.00% on investments of $1      of between $1 million and $50
           million or more.                million redeemed within 18
                                           months of purchase, charged
                                           as follows: 1.00% CDSC if
                                           redeemed within 12 months of
                                           purchase, and 0.50% CDSC if
                                           redeemed more than 12, but
                                           less than 18, months of
                                           purchase.(p)
------------------------------------------------------------------------

CLASS W*   none                            none
------------------------------------------------------------------------

CLASS Y*   none                            none
------------------------------------------------------------------------

CLASS Z*   none                            none
------------------------------------------------------------------------




           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS A*   Legacy Columbia funds: distribution fee up     none
           to 0.25% and service fee up to 0.25%;
           Legacy RiverSource funds: 0.25% distribution
           and service fees, except Columbia Money
           Market Fund, which pays 0.10%.
-------------------------------------------------------------------------

CLASS B*   0.75% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS C*   0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS E    0.10% distribution fee and 0.25% service       none
           fee, with certain exceptions.(c)
-------------------------------------------------------------------------

CLASS F    0.75% distribution fee; 0.25% service fee.     none
-------------------------------------------------------------------------

CLASS I*   none                                           none
-------------------------------------------------------------------------

CLASS R*   Legacy Columbia funds: 0.50% distribution      none
           fee;
           Legacy RiverSource funds: 0.50% fee, of
           which service fee can be up to 0.25%.
-------------------------------------------------------------------------

CLASS R3*  0.25% distribution fee                         0.25%(m)
-------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.5

           MAXIMUM DISTRIBUTION AND SERVICE (12B-1)       Non 12b-1
           FEES(c)                                        Service Fees(d)
-------------------------------------------------------------------------
CLASS R4*  none                                           0.25%(m)
-------------------------------------------------------------------------

CLASS R5*  none                                           none
-------------------------------------------------------------------------

CLASS T    none                                           up to 0.50%.(o)
-------------------------------------------------------------------------

CLASS W*   0.25% distribution and service fees, with      none
           certain exceptions.(c)
-------------------------------------------------------------------------

CLASS Y*   none                                           none
-------------------------------------------------------------------------

CLASS Z*   none                                           none
-------------------------------------------------------------------------





 * For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a) See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b) Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class -- Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share
    Class -- Reductions/Waivers of Sales Charges.
(c) These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management
    Fund) pays up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and service fees on Class W shares. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, and 0.10% distribution and servicing fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share
    Class -- Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific Fund share classes.
(d) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees and Class T Shares -- Shareholder Service Fees.
(e) The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders.
(f) The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g) There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.


--------------------------------------------------------------------------------
S.6

(h) The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging
    Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different polices, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class -- Class A Shares -- Front-end Sales Charge for additional information about Class A shares.
(i) Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class -- Class B Shares -- Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share
    Class -- Class F Shares -- Commissions and Conversion to Class E Shares.
(j) There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k) The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l) If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your "immediate family." For more information about account value aggregation and eligible accounts, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m) For more information, see Class R3 and Class R4 Shares -- Plan Administration Fees.
(n) Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares -- Eligible Investors -- Class R3 Shares, R4 Shares and Class R5 Shares.
(o) For more information, see Class T Shares -- Shareholder Service Fees.
(p) Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q) Class Y shares are available only to the following categories of investors:
    (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


--------------------------------------------------------------------------------
                                                                             S.7

SALES CHARGES AND COMMISSIONS

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

CLASS A SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.


--------------------------------------------------------------------------------
S.8

FUNDAMENTALS(TM)

FRONT-END SALES CHARGE CALCULATION

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

- The offering price per share is the net asset value per share plus any front-end sales charge that applies.

- The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you'll pay on Class A shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).


--------------------------------------------------------------------------------
                                                                             S.9

CLASS A SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    5.75%      6.10%          5.00%
                                    $  50,000--$99,999    4.50%      4.71%          3.75%
                                    $100,000--$249,999    3.50%      3.63%          3.00%
EQUITY FUNDS AND FUNDS-OF-FUNDS
(EQUITY)*                           $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
                                    $       0--$49,999    4.75%      4.99%          4.00%
                                    $  50,000--$99,999    4.25%      4.44%          3.50%
FIXED INCOME FUNDS (EXCEPT THOSE
LISTED BELOW)                       $100,000--$249,999    3.50%      3.63%          3.00%
AND FUNDS-OF-FUNDS (FIXED
INCOME)*                            $250,000--$499,999    2.50%      2.56%          2.15%
                                    $500,000--$999,999    2.00%      2.04%          1.75%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------
COLUMBIA ABSOLUTE RETURN CURRENCY
AND INCOME FUND,                    $       0--$99,999    3.00%      3.09%          2.50%
COLUMBIA FLOATING RATE FUND,        $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA INFLATION PROTECTED
SECURITIES FUND,                    $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE INTERMEDIATE TAX-
EXEMPT FUND,                        $250,000--$499,999    2.00%      2.04%          1.75%
RIVERSOURCE LIMITED DURATION
CREDIT FUND AND                     $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
RIVERSOURCE SHORT DURATION U.S.
GOVERNMENT FUND
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.10

                                                                                   AMOUNT
                                                                                 RETAINED BY
                                                                     SALES       OR PAID TO
                                                          SALES      CHARGE        SELLING
                                                         CHARGE       AS A         AND/OR
                                                          AS A      % OF THE      SERVICING
                                                        % OF THE      NET        AGENTS AS A
                                     DOLLAR AMOUNT OF   OFFERING     AMOUNT       % OF THE
BREAKPOINT SCHEDULE FOR:             SHARES BOUGHT(a)   PRICE(b)  INVESTED(b)  OFFERING PRICE
---------------------------------------------------------------------------------------------
COLUMBIA CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND,                $       0--$99,999    3.25%      3.36%          2.75%
COLUMBIA CONNECTICUT INTERMEDIATE
MUNICIPAL BOND FUND,                $100,000--$249,999    2.50%      2.56%          2.15%
COLUMBIA GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND,                $250,000--$499,999    2.00%      2.04%          1.75%
COLUMBIA INTERMEDIATE BOND FUND,    $500,000--$999,999    1.50%      1.53%          1.25%
COLUMBIA INTERMEDIATE MUNICIPAL
BOND FUND,                          $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
COLUMBIA LIFEGOAL(R) INCOME
PORTFOLIO,
COLUMBIA MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA MASSACHUSETTS
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NEW YORK INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA OREGON INTERMEDIATE
MUNICIPAL BOND FUND,
COLUMBIA RHODE ISLAND
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA SHORT-INTERMEDIATE BOND
FUND,
COLUMBIA SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND,
COLUMBIA TOTAL RETURN BOND FUND
AND
COLUMBIA VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
COLUMBIA SHORT-TERM BOND FUND AND   $       0--$99,999    1.00%      1.01%          0.75%
COLUMBIA SHORT-TERM MUNICIPAL
BOND FUND                           $100,000--$249,999    0.75%      0.76%          0.50%
                                    $250,000--$999,999    0.50%      0.50%          0.40%
                                    $1,000,000 or more    0.00%      0.00%          0.00%(c)(d)
---------------------------------------------------------------------------------------------


* The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. "Funds-of-Funds (equity)" includes -- Columbia LifeGoal(R) Growth Portfolio, Columbia LifeGoal(R) Balanced Growth Portfolio, Columbia LifeGoal(R) Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core. "Funds-of-Funds (fixed income)" includes -- Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.


--------------------------------------------------------------------------------
                                                                            S.11

(a) Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share
    Class -- Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

CLASS A SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

- If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Columbia fund shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

- Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
S.12

FUNDAMENTALS(TM)

CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, for shares of a Legacy RiverSource fund purchased after the close of business on September 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

CLASS A SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

CLASS A SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICE AGENTS)*

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%**
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


*   Not applicable to Funds that do not assess a front-end sales charge.
** For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.


--------------------------------------------------------------------------------
                                                                            S.13

CLASS B SHARES -- SALES CHARGES

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class B Shares Closed.

You don't pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

CLASS B SHARES -- CDSC

The CDSC on Class B shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

You'll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you've held your shares:

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL  BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND, COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
One                     5.00%                                      3.00%
Two                     4.00%                                      3.00%
Three                   3.00%**                                    2.00%
Four                    3.00%                                      1.00%
Five                    2.00%                                      None
Six                     1.00%                                      None




--------------------------------------------------------------------------------
S.14

CLASS B SHARES -- CDSC SCHEDULE FOR THE FUNDS

                                                 APPLICABLE CDSC*
               ------------------------------------------------------------------------------------

                                       COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA GEORGIA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA INTERMEDIATE BOND FUND, COLUMBIA INTERMEDIATE
                                       MUNICIPAL BOND FUND, COLUMBIA LIFEGOAL(R) INCOME PORTFOLIO,
                                       COLUMBIA MARYLAND INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
                                       FUND,COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND,
                                       COLUMBIA OREGON INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
                                       RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, COLUMBIA
NUMBER OF                              SHORT TERM BOND FUND, COLUMBIA SOUTH CAROLINA INTERMEDIATE
YEARS CLASS B  ALL FUNDS EXCEPT THOSE  MUNICIPAL BOND FUND, COLUMBIA TOTAL RETURN BOND FUND AND
SHARES HELD    LISTED TO THE RIGHT     COLUMBIA VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------------
Seven                   None                                       None
Eight                   None                                       None
Nine            Conversion to Class A
                       Shares                          Conversion to Class A Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

CLASS B SHARES -- COMMISSIONS

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.


--------------------------------------------------------------------------------
                                                                            S.15

CLASS B SHARES -- CONVERSION TO CLASS A SHARES

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you've owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund on or after May 21, 2005 age on a daily basis. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

- Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

- Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

- You'll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS C SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

CLASS C SHARES -- CDSC

You'll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you're selling were bought through reinvested distributions. For details, see Choosing a Share Class -- Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,


--------------------------------------------------------------------------------
S.16

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- is reduced to 0.00% on shares redeemed a year or more after purchase.

CLASS C SHARES -- COMMISSIONS

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS E SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class E shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS E SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                               SALES CHARGE   AMOUNT RETAINED BY OR
                              SALES CHARGE    AS A % OF THE   PAID TO SELLING AND/OR
DOLLAR AMOUNT OF             AS A % OF THE      NET AMOUNT   SERVICING AGENTS AS A %
SHARES BOUGHT(a)           OFFERING PRICE(b)   INVESTED(b)    OF THE OFFERING PRICE
------------------------------------------------------------------------------------
$0--$49,999                      4.50%            4.71%               4.00%
$50,000--$99,999                 3.50%            3.63%               3.00%
$100,000--$249,999               2.50%            2.56%               2.00%
$250,000--$499,999               1.25%            1.27%               1.00%
$500,000--$999,999               0.00%            0.00%               0.00%
$1,000,000 or more               0.00%            0.00%               0.00%(c)


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources:
    1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.


--------------------------------------------------------------------------------
                                                                            S.17

CLASS E SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

- If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

- Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren't subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

CLASS E SHARES -- COMMISSIONS

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

CLASS E SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$2,999,999                                          1.00%
$3 million--$4,999,999                                  0.50%
$5 million or more                                      0.25%




--------------------------------------------------------------------------------
S.18

CLASS F SHARES -- SALES CHARGES

You don't pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower,

- will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

- generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

CLASS F SHARES -- CDSC

The CDSC you pay on Class F shares depends on how long you've held your shares:

CLASS F SHARES -- CDSC SCHEDULE

NUMBER OF YEARS CLASS F SHARES HELD               APPLICABLE CDSC*
One                                                     5.00%
Two                                                     4.00%
Three                                                   3.00%
Four                                                    3.00%
Five                                                    2.00%
Six                                                     1.00%
Seven                                                   None
Eight                                                   None
Nine                                        Conversion to Class E Shares


* Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.


--------------------------------------------------------------------------------
                                                                            S.19

CLASS F SHARES -- COMMISSIONS AND CONVERSION TO CLASS E SHARES

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund's distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share
Class -- Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you've owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

- Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

- Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

- You'll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

- No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

CLASS R SHARES -- SALES CHARGES AND COMMISSIONS

You don't pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

CLASS R SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$0--$49,999,999                                         0.50%
$50 million or more                                     0.25%




--------------------------------------------------------------------------------
S.20

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund's distribution and/or service plan. See Choosing a Share Class -- Distribution and Service Fees for details.

CLASS T SHARES -- FRONT-END SALES CHARGE

You'll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you'll pay on Class T shares:

- depends on the amount you're investing (generally, the larger the investment, the smaller the percentage sales charge), and

- is based on the total amount of your purchase and the value of your account.

CLASS T SHARES -- FRONT-END SALES CHARGE -- BREAKPOINT SCHEDULE

                                                                      Amount retained
                                         SALES CHARGE  Sales charge    by or paid to
                                            AS A %        as a %      selling and/or
                                            OF THE        of the     servicing agents
BREAKPOINT            DOLLAR AMOUNT OF     OFFERING     net amount     as a % of the
SCHEDULE FOR:         SHARES BOUGHT(a)     PRICE(b)     invested(b)   offering price
-------------------------------------------------------------------------------------
                     $       0--$49,999      5.75%         6.10%           5.00%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
EQUITY FUNDS         $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------
                     $       0--$49,999      4.75%         4.99%           4.25%
                     $  50,000--$99,999      4.50%         4.71%           3.75%
FIXED-INCOME FUNDS   $100,000--$249,999      3.50%         3.63%           2.75%
                     $250,000--$499,999      2.50%         2.56%           2.00%
                     $500,000--$999,999      2.00%         2.04%           1.75%
                     $1,000,000 or more      0.00%         0.00%           0.00%(c)(d)
-------------------------------------------------------------------------------------


(a) Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out

--------------------------------------------------------------------------------
                                                                            S.21
    of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

CLASS T SHARES -- CDSC

In some cases, you'll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

- If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

  - Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

  - Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

- Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within one year of purchase.

The CDSC on Class T shares:

- is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

- will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class -- Reductions/Waivers of Sales Charges for details.


--------------------------------------------------------------------------------
S.22

CLASS T SHARES -- COMMISSIONS

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

CLASS T SHARES -- COMMISSION SCHEDULE (PAID BY THE DISTRIBUTOR TO SELLING AND/OR SERVICING AGENTS)

                                                  COMMISSION LEVEL
                                                (AS A % OF NET ASSET
PURCHASE AMOUNT                                   VALUE PER SHARE)
--------------------------------------------------------------------
$1 million--$2,999,999                                  1.00%
$3 million--$49,999,999                                 0.50%
$50 million or more                                     0.25%


REDUCTIONS/WAIVERS OF SALES CHARGES

FRONT-END SALES CHARGE REDUCTIONS

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members' ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.


--------------------------------------------------------------------------------
                                                                            S.23

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent's failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.


--------------------------------------------------------------------------------
S.24

FUNDAMENTALS(TM)

YOUR "IMMEDIATE FAMILY" AND ACCOUNT VALUE AGGREGATION

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class -- Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your "immediate family," which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

ELIGIBLE ACCOUNTS

The following accounts are eligible for account value aggregation as described above:

- Individual or joint accounts;

- Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

- Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation;

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

- Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.


--------------------------------------------------------------------------------
                                                                            S.25

The following accounts are NOT eligible for account value aggregation as described above:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

- Charitable and irrevocable trust accounts; and

- Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

FRONT-END SALES CHARGE WAIVERS

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

- Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

- Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

- Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

- Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

- Portfolio managers employed by subadvisers of the Funds(1);

- Partners and employees of outside legal counsel to the Funds or the Funds' directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

- Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

- Purchases made:

  - With dividend or capital gain distributions from a Fund or from the same class of another Fund;


--------------------------------------------------------------------------------
S.26

  - Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

  - Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - Through banks, trust companies and thrift institutions, acting as fiduciaries;

- Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

- Purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1) Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse's or domestic partner's parents, step-parents, or legal guardians.

- At the Fund's discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC WAIVERS

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, CLASS F AND CLASS T SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

- purchased through reinvestment of dividend and capital gain distributions;


--------------------------------------------------------------------------------
                                                                            S.27

- in an account that has been closed because it falls below the minimum account balance;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

- of Class A shares of a Fund initially purchased by an employee benefit plan;

- other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies);

- at a Fund's discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

- by certain other investors as set forth in more detail in the SAI.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on redemptions of shares:

- in the event of the shareholder's death;

- that result from required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

- in connection with the Fund's Small Account Policy (which is described below in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies); and

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.


--------------------------------------------------------------------------------
S.28

REPURCHASES

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

DISTRIBUTION AND SERVICE FEES

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.


--------------------------------------------------------------------------------
                                                                            S.29

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

                                 DISTRIBUTION    SERVICE          COMBINED
                                      FEE          FEE              TOTAL
--------------------------------------------------------------------------------
Class A                           up to 0.25%  up to 0.25%  up to 0.35%(a)(b)(c)
Class B                              0.75%        0.25%          1.00%(a)(b)
Class C                            0.75%(c)       0.25%          1.00%(b)(d)
Class E                              0.10%        0.25%             0.35%
Class F                              0.75%        0.25%             1.00%
Class I                              none          none             none
Class R (Legacy Columbia
funds)                               0.50%        --(e)             0.50%
Class R (Legacy RiverSource
funds)                            up to 0.50%  up to 0.25%        0.50%(e)
Class R3                             0.25%       0.25%(f)         0.50%(f)
Class R4                             none        0.25%(f)         0.25%(f)
Class R5                             none          none             none
Class T                              none        0.50%(g)         0.50%(g)
Class W                           up to 0.25%  up to 0.25%        0.25%(c)
Class Y                              none          none             none
Class Z                              none          none             none


(a) As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Legacy RiverSource funds (other   Up to 0.25%        Up to 0.25%   0.25%
than Columbia Money Market Fund)
------------------------------------------------------------------------------
Columbia Money Market Fund        --                 --            0.10%
------------------------------------------------------------------------------
Columbia Asset Allocation Fund,   up to 0.10%        up to 0.25%   up to
Columbia Balanced Fund, Columbia                                   0.35%;
Conservative High Yield Fund,                                      these Funds
Columbia Contrarian Core Fund,                                     may pay
Columbia Disciplined Value Fund,                                   distributi-
Columbia Dividend Income Fund,                                     on and
Columbia Large Cap Growth Fund,                                    service
Columbia Mid Cap Growth Fund,                                      fees up to
Columbia Oregon Intermediate                                       a maximum
Municipal Bond Fund, Columbia                                      of 0.35% of
Intermediate Bond Fund, Columbia                                   the their
Real Estate Equity Fund,                                           average
Columbia Small Cap Core Fund,                                      daily net
Columbia Small Cap Growth Fund                                     assets
I, Columbia Technology Fund                                        attributab-
                                                                   le to Class
                                                                   A shares
                                                                   (comprised
                                                                   of up to
                                                                   0.10% for
                                                                   distributi-
                                                                   on services
                                                                   and up to
                                                                   0.25% for
                                                                   shareholder
                                                                   liaison
                                                                   services)
                                                                   but
                                                                   currently
                                                                   limit such
                                                                   fees to an
                                                                   aggregate
                                                                   fee of not
                                                                   more than
                                                                   0.25% for
                                                                   Class A
                                                                   shares.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
S.30

                                                                   MAXIMUM
                                  MAXIMUM            MAXIMUM       CLASS A
                                  CLASS A            CLASS A       COMBINED
FUNDS                             DISTRIBUTION FEE   SERVICE FEE   TOTAL
------------------------------------------------------------------------------
Columbia Blended Equity Fund,     --                 0.25%         0.25%
Columbia Bond Fund, Columbia
California Tax-Exempt Fund,
Columbia Connecticut
Intermediate Municipal Bond
Fund, Columbia Connecticut Tax-
Exempt Fund, Columbia Core Bond
Fund, Columbia Corporate Income
Fund, Columbia Emerging Markets
Fund, Columbia Federal
Securities Fund, Columbia
Greater China Fund, Columbia
High Yield Opportunity Fund,
Columbia Liberty Fund, Columbia
Energy and Natural Resources
Fund, Columbia International
Bond Fund, Columbia
International Growth Fund,
Columbia International Stock
Fund, Columbia Massachusetts
Intermediate Municipal Bond
Fund, Columbia Mid Cap Core
Fund, Columbia Small Cap Value
Fund I, Columbia Strategic
Investor Fund, Columbia
Massachusetts Tax-Exempt Fund,
Columbia New Jersey Intermediate
Municipal Bond Fund, Columbia
New York Intermediate Municipal
Bond Fund, Columbia New York
Tax-Exempt Fund, Columbia
Pacific/Asia Fund, Columbia
Rhode Island Intermediate
Municipal Bond Fund, Columbia
Select Large Cap Growth Fund,
Columbia Select Opportunities
Fund, Columbia Select Small Cap
Fund, Columbia Short-
Intermediate Bond Fund, Columbia
Strategic Income Fund, Columbia
U.S. Treasury Index Fund,
Columbia Value and Restructuring
Fund, Columbia World Equity Fund
------------------------------------------------------------------------------
Columbia High Yield Municipal     --                 0.20%         0.20%
Fund, Columbia Intermediate
Municipal Bond Fund, Columbia
Tax Exempt Fund
------------------------------------------------------------------------------
Columbia Asset Allocation Fund    --                 --            0.25%;
II, Columbia California                                            these Funds
Intermediate Municipal Bond                                        pay a
Fund, Columbia Convertible                                         combined
Securities Fund, Columbia                                          distributi-
Georgia Intermediate Municipal                                     on and
Bond Fund, Columbia Global Value                                   service fee
Fund, Columbia High Income Fund,                                   pursuant to
Columbia International Value                                       their
Fund, Columbia Large Cap Core                                      combined
Fund, Columbia Marsico Focused                                     distributi-
Equities Fund, Columbia Marsico                                    on and
Global Fund, Columbia Maryland                                     shareholder
Intermediate Municipal Bond                                        servicing
Fund, Columbia North Carolina                                      plan for
Intermediate Municipal Bond                                        Class A
Fund, Columbia Short Term Bond                                     shares.
Fund, Columbia Short Term
Municipal Bond Fund, Columbia
Small Cap Growth Fund II,
Columbia South Carolina
Intermediate Municipal Bond
Fund, Columbia Total Return Bond
Fund, Columbia Virginia
Intermediate Municipal Bond
Fund, Columbia Large Cap Value
Fund, Columbia LifeGoal(R)
Balanced Growth Portfolio,
Columbia LifeGoal(R) Growth
Portfolio, Columbia LifeGoal(R)
Income and Growth Portfolio,
Columbia LifeGoal(R) Income
Portfolio, Columbia Marsico 21st
Century Fund, Columbia Marsico
Growth Fund, Columbia Marsico
International Opportunities
Fund, Columbia Mid Cap Value
Fund, Columbia Multi-Advisor
International Equity Fund,
Columbia Masters International
Equity Portfolio, Columbia Small
Cap Value Fund II, Columbia
Large Cap Enhanced Core Fund,
Columbia Large Cap Index Fund,
Columbia Mid Cap Index Fund,
Columbia Small Cap Index Fund,
Columbia Overseas Value Fund
------------------------------------------------------------------------------



(b) The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

--------------------------------------------------------------------------------
                                                                            S.31

    Exempt Fund and Columbia New York Tax-Exempt Fund -- The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund's average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund's average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund -- The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund's average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund -- The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund -- The annual distribution fee shall be 0.65% of the average daily net assets of the Fund's Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c) Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor's waiver of the 12b-1 fees on these specific share classes of these Funds.
(d) The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e) Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

--------------------------------------------------------------------------------
S.32
    and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g) The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund's shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.


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                                                                            S.33

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.


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S.34

CLASS T SHAREHOLDER SERVICE FEES

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

CLASS R3 AND CLASS R4 SHARES PLAN ADMINISTRATION FEE

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

SELLING AND/OR SERVICING AGENT COMPENSATION

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.


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                                                                            S.35

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund's shares in any intermediary's program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund's shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund's shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.


--------------------------------------------------------------------------------
S.36

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor's and the investment manager's own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

BUYING, SELLING AND EXCHANGING SHARES

SHARE PRICE DETERMINATION

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDAMENTALS(TM)

NAV CALCULATION

Each of the Fund's share classes calculates its NAV per share as follows:

             (Value of assets of the share class)
NAV   =      - (Liabilities of the share class)
             -------------------------
             Number of outstanding shares of the
             class



FUNDAMENTALS(TM)

BUSINESS DAYS

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund's net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.


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                                                                            S.37

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn't readily available, the Fund will determine the price of the security held by the Fund based on the investment manager's determination of the security's fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security's market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund's investments are valued at amortized cost, which approximates market value.


--------------------------------------------------------------------------------
S.38

TRANSACTION RULES AND POLICIES

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

ORDER PROCESSING

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in "good form" by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund's net asset value per share on that day. Orders received after the end of a business day will receive the next business day's net asset value per share. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

"GOOD FORM"

An order is in "good form" if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, "good form" means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

MEDALLION SIGNATURE GUARANTEES

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution -- including commercial banks, credit unions and broker/dealers -- that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.


--------------------------------------------------------------------------------
                                                                            S.39

A Medallion Signature Guarantee is required if:

- The amount is greater than $100,000.

- You want your check made payable to someone other than the registered account owner(s).

- Your address of record has changed within the last 30 days.

- You want the check mailed to an address other than the address of record.

- You want the proceeds sent to a bank account not on file.

- You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

WRITTEN TRANSACTIONS

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809.

TELEPHONE TRANSACTIONS

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.


--------------------------------------------------------------------------------
S.40

ONLINE TRANSACTIONS

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at
800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

CUSTOMER IDENTIFICATION PROGRAM

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS BELOW $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.


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                                                                            S.41

SMALL ACCOUNT POLICY -- CLASS A, B, C, T AND Z SHARE ACCOUNTS MINIMUM BALANCE
FEE

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent's contact information (toll-free number and mailing address) as well as the Funds' website address can be found at the beginning of the section Choosing a Share Class.

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

EXCEPTIONS TO THE SMALL ACCOUNT POLICY (Accounts Below $250 and Minimum Balance
Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

SMALL ACCOUNT POLICY -- BROKER/DEALER AND WRAP FEE ACCOUNTS

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.


--------------------------------------------------------------------------------
S.42

CASH FLOWS

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

INFORMATION SHARING AGREEMENTS

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. See Buying, Selling and Exchanging Shares -- Excessive Trading Practices for more information.

EXCESSIVE TRADING PRACTICES POLICY OF NON-MONEY MARKET FUNDS

Right to Reject or Restrict Share Transaction Orders -- The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). THE FUND DISCOURAGES AND DOES NOT ACCOMMODATE EXCESSIVE TRADING.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations -- If a Fund detects that an investor has made two "material round trips" in any 28-day period, it will generally reject the investor's future buy orders, including exchange buy orders, involving any Fund.


--------------------------------------------------------------------------------
                                                                            S.43

For these purposes, a "round trip" is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A "material" round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a "fund-of-funds" structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading
Practices -- The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients' transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.


--------------------------------------------------------------------------------
S.44

Risks of Excessive Trading -- Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:

- negative impact on the Fund's performance;

- potential dilution of the value of the Fund's shares;

- interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

- losses on the sale of investments resulting from the need to sell securities at less favorable prices;

- increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and

- increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don't work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.


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                                                                            S.45

EXCESSIVE TRADING PRACTICES POLICY OF MONEY MARKET FUNDS

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

OPENING AN ACCOUNT AND PLACING ORDERS

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

NOT ALL SELLING AND/OR SERVICING AGENTS OFFER THE FUNDS AND CERTAIN SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.


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S.46

SELLING AND/OR SERVICING AGENTS THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging
Shares -- Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent.

ACCOUNTS ESTABLISHED DIRECTLY WITH THE FUND

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.


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                                                                            S.47

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

BUYING SHARES

ELIGIBLE INVESTORS

CLASS A AND CLASS C SHARES

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor's proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

CLASS B SHARES CLOSED

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

- Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.


--------------------------------------------------------------------------------
S.48

- Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund's Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share
Class -- Class A Shares -- Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund's Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund's Class B shares by an existing Class B shareholder, submitted by such shareholder's selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

CLASS E AND CLASS F SHARES CLOSED

CLASS E AND CLASS F SHARES ARE CLOSED TO NEW INVESTORS AND NEW ACCOUNTS. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance)
(i) may continue to make additional purchases of Class E and Class F shares and
(ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.


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                                                                            S.49

CLASS I SHARES

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

CLASS R SHARES

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

CLASS R3, CLASS R4 AND CLASS R5 SHARES

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31,
2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.


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S.50

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

CLASS T SHARES CLOSED

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

CLASS W SHARES

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

CLASS Y SHARES

Class Y shares are available only to the following categories of eligible investors:

- Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

- Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.


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                                                                            S.51

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

CLASS Z SHARES

CLASS Z SHARES ARE AVAILABLE ONLY TO THE CATEGORIES OF ELIGIBLE INVESTORS DESCRIBED BELOW UNDER "MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z SHARES MINIMUM INVESTMENTS"

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

MINIMUM INITIAL INVESTMENTS, ADDITIONAL INVESTMENTS AND ACCOUNT BALANCES

The table below shows the Fund's minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

MINIMUM INVESTMENT AND ACCOUNT BALANCE


                                            MINIMUM        MINIMUM     MINIMUM
                                            INITIAL       ADDITIONAL   ACCOUNT
                                          INVESTMENT     INVESTMENTS   BALANCE

------------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                         $2,000(a)        $100          $250(d)
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS          $1,000           $100          none
------------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY
FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                             $10,000          $100          $5,000
------------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP
VALUE FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED
SECURITIES FUND                         $5,000           $100          $2,500
------------------------------------------------------------------------------

CLASS I, CLASS R                        none             none          none
------------------------------------------------------------------------------

CLASS W                                 $500             none          $500
------------------------------------------------------------------------------

CLASS Y                                 variable(b)      $100          $250
------------------------------------------------------------------------------

CLASS Z                                 variable(a)(c)   $100          $250(d)


 (a)If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
 (b)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (c)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
 (d)If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

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--------------------------------------------------------------------------------
S.52

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SYSTEMATIC INVESTMENT PLANS


                                           MINIMUM       MINIMUM      MINIMUM
                                           INITIAL      ADDITIONAL    ACCOUNT
                                          INVESTMENT   INVESTMENTS   BALANCE*

-----------------------------------------------------------------------------

FOR ALL FUNDS, CLASSES AND ACCOUNTS
EXCEPT THOSE LISTED BELOW
(NON-QUALIFIED)                          $100*(a)      $100          none*(b)
-----------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS           $100*(b)      $50           none
-----------------------------------------------------------------------------

COLUMBIA 120/20 CONTRARIAN EQUITY FUND,
COLUMBIA GLOBAL EXTENDED ALPHA FUND,
COLUMBIA ABSOLUTE RETURN CURRENCY AND
INCOME FUND                              $10,000       $100          $5,000
-----------------------------------------------------------------------------

RIVERSOURCE DISCIPLINED SMALL CAP VALUE
FUND,
COLUMBIA FLOATING RATE FUND,
COLUMBIA INFLATION PROTECTED SECURITIES
FUND                                     $5,000        $100          $2,500
-----------------------------------------------------------------------------

CLASS I, CLASS R                         none          none          none
-----------------------------------------------------------------------------

CLASS W                                  $500          none          $500
-----------------------------------------------------------------------------

CLASS Y                                  variable(c)   $100          none
-----------------------------------------------------------------------------

CLASS Z                                  variable(d)   $100          none


   *If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly, as follows:
 (a)money market Funds -- $2,000; and
 (b)money market Funds -- $1,000.
 (c)The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares -- Buying Shares -- Eligible Investors -- Class Y Shares.
 (d)The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

--------------------------------------------------------------------------------

CLASS Z SHARES MINIMUM INVESTMENTS

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.


--------------------------------------------------------------------------------
                                                                            S.53

- Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

- Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

- Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

- Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.


--------------------------------------------------------------------------------
S.54

- Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

- Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

- Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

- Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

DIVIDEND DIVERSIFICATION

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares -- Opening an Account and Placing Orders -- Buying Shares -- Class B Shares Closed for restrictions applicable to Class B shares.

WIRE PURCHASES

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.


--------------------------------------------------------------------------------
                                                                            S.55

ELECTRONIC FUNDS TRANSFER

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in "good form." You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

IMPORTANT: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

OTHER PURCHASE RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your buy order in "good form," your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

- You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

- You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

- The Fund reserves the right to cancel your order if it doesn't receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

- Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

- Shares bought are recorded on the books of the Fund. The Fund doesn't issue certificates.


--------------------------------------------------------------------------------
S.56

SELLING SHARES

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

WIRE REDEMPTIONS

You may request that your Class A, Class B, Class C, Class E, Class F, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

ELECTRONIC FUNDS TRANSFER

You may sell Class A, Class B, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class' minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you've opened your account, we may require your signature to be Medallion Signature Guaranteed.


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                                                                            S.57

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at
800.422.3737. It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

CHECK REDEMPTION SERVICE

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were both in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

IN-KIND DISTRIBUTIONS

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

OTHER REDEMPTION RULES YOU SHOULD KNOW

- Once the Transfer Agent or your selling and/or servicing agent receives your sell order in "good form," your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.

- If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."

- If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in "good form."


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S.58

- If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

- No interest will be paid on uncashed redemption checks.

- The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

- Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

- Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies.

- For Class E shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name. For Class F shareholders, if, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

- For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.


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                                                                            S.59

EXCHANGING SHARES

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. IF YOU HOLD YOUR FUND SHARES THROUGH CERTAIN SELLING AND/OR SERVICING AGENTS, INCLUDING AMERIPRISE FINANCIAL SERVICES, INC., YOU MAY HAVE LIMITED EXCHANGEABILITY AMONG THE FUNDS. Please contact your financial advisor for more information.

SYSTEMATIC EXCHANGES

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares -- Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

OTHER EXCHANGE RULES YOU SHOULD KNOW

- Exchanges are made at net asset value next calculated after your exchange order is received in good form.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


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S.60

- You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

- If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

- A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E, Class F and Class T shares of the Funds.

- If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

- Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

- Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

- You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

- You generally may make an exchange only into a Fund that is accepting investments.

- The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

- Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.


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                                                                            S.61

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

SAME-FUND EXCHANGE PRIVILEGE FOR CLASS Z SHARES

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

WAYS TO REQUEST A SALE OR EXCHANGE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR SELLING AND/OR SERVICING AGENT

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.


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S.62

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.


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                                                                            S.63

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS TO SHAREHOLDERS

A mutual fund can make money two ways:

- It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

- A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDAMENTALS(TM)

DISTRIBUTIONS

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund -- which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.


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The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial selling and/or servicing agent through which you purchased shares may have different policies). You can do this by writing the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as "buying a dividend." To avoid "buying a dividend," before you invest, check the Fund's distribution schedule, which is available at the Funds' websites and/or by calling the Funds' telephone numbers listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

TAXES AND YOUR INVESTMENT

The Fund will send you a statement each year showing how much you've received in distributions in the prior year and the distributions' character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):


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                                                                            S.65

- The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

- Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

- Certain derivative instruments when held in a Fund's portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. FOR TAX-EXEMPT FUNDS: Derivative instruments held by a Fund may also generate taxable income to the Fund.

- Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.


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- FOR TAX-EXEMPT FUNDS: Tax-exempt Funds expect that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund's net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax.

- FOR TAX-EXEMPT FUNDS: The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund's net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

- FOR TAXABLE FIXED INCOME FUNDS: Taxable fixed-income Funds expect that distributions will consist primarily of ordinary income.

- For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as "qualified dividend income" taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. FOR TAXABLE FIXED INCOME FUNDS AND TAX-EXEMPT FUNDS: Taxable fixed income Funds and tax-exempt Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.


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                                                                            S.67

- For taxable years beginning on or before December 31, 2010, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

- A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

- The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven't provided a correct TIN or SSN or haven't certified to the Fund that withholding doesn't apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

- Class E and Class F shareholders, under the Columbia Gift Plan, the trustee will file all federal and state income tax returns and pay all related income taxes for income and capital gains earned prior to the trust's termination. Under the Columbia Advantage Plan, the beneficiary will be obligated to report any income and capital gains earned by the trust on his or her own tax returns and to pay any related income taxes.

- Class E and Class F shareholders, you should consult with your own tax advisor about the particular tax consequences to you of making a gift and holding Fund shares through a trust, including any applicable federal or state estate or gift tax consequences.

- If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.


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FOR A FUND ORGANIZED AS A FUND-OF-FUNDS. Because most of the Fund's investments are shares of underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

FUNDAMENTALS(TM)

TAXES

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474, provides or compensates others to provide administrative services to the Legacy RiverSource funds, which includes the Seligman and Threadneedle branded funds. These services include administrative, accounting, treasury, and other services. Fees paid by a these Funds for these services are included under "Other expenses" in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), One Financial Center, Boston, MA 02111, provides underwriting and distribution services to the Funds.


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                                                                            S.69

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), One Financial Center, Boston, MA 02111, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under "Other expenses" in the expense table of the Fund." The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.


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ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund's investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.


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                                                                            S.71

CASH RESERVES. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.


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Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-4133

(COLUMBIA MANAGEMENT LOGO)                                   S-6287-99 F (11/10)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  NOV. 29, 2010





COLUMBIA FRONTIER FUND, INC.
     Class A: SLFRX     Class B: SLFBX   Class C: SLFCX
     Class I: --        Class R: SFFRX   Class R4: SFFTX
     Class R5: SFFIX    Class Z: CFOZX
COLUMBIA GOVERNMENT MONEY MARKET FUND, INC.
     Class A: SCMXX     Class B: SCBXX   Class C: SCCXX
     Class R: SMRXX     Class R5: SMIXX  Class Z: CGZXX
COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
     Class A: SLMCX     Class B: SLMBX   Class C: SCICX
     Class I: --        Class R: SCIRX   Class R3: SCIOX
     Class R4: SCIFX    Class R5: SCMIX  Class Z: CCIZX
RIVERSOURCE BOND SERIES, INC.
  Columbia Floating Rate Fund
     Class A: RFRAX     Class B: RSFBX   Class C: RFRCX
     Class I: RFRIX     Class R: CFRRX   Class R4: --
     Class R5: RFRFX    Class W: RFRWX   Class Z: CFRZX
  Columbia Income Opportunities Fund
     Class A: AIOAX     Class B: AIOBX   Class C: RIOCX
     Class I: AOPIX     Class R: CIORX   Class R4: --
     Class W: CIOWX     Class Z: CIOZX
  Columbia Inflation Protected Securities Fund
     Class A: APSAX     Class B: APSBX   Class C: RIPCX
     Class I: AIPIX     Class R: RIPRX   Class R4: --
     Class W: RIPWX     Class Z: CIPZX
  Columbia Limited Duration Credit Fund
     Class A: ALDAX     Class B: ALDBX   Class C: RDCLX
     Class I: ALDIX     Class R4: --     Class W: RLDWX
     Class Z: CLDZX
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
  RiverSource California Tax-Exempt Fund
     Class A: ICALX     Class B: ACABX   Class C: RCTCX
RIVERSOURCE DIMENSIONS SERIES, INC.
  RiverSource Disciplined Small and Mid Cap Equity Fund
     Class A: RDSAX     Class B: --      Class C: RDSCX
     Class I: RDSIX     Class R4: --     Class W: RSDVX
  RiverSource Disciplined Small Cap Value Fund
     Class A: RDVAX     Class B: --      Class C: RDVCX
     Class I: RCVIX     Class R: --      Class R3: --
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
  Columbia Diversified Bond Fund
     Class A: INBNX     Class B: ININX   Class C: AXBCX
     Class I: RDBIX     Class R: --      Class R3: RSDBX
     Class R4: IDBYX    Class R5: RSVBX  Class W: RVBWX
     Class Z: CDBZX
RIVERSOURCE EQUITY SERIES, INC.
  Columbia Mid Cap Growth Opportunity Fund
     Class A: INVPX     Class B: IDQBX   Class C: AESCX
     Class I: AQUIX     Class R: --      Class R3: --
     Class R4: IESYX    Class Z: CVOZX
RIVERSOURCE GLOBAL SERIES, INC.
  Columbia Absolute Return Currency and Income Fund
     Class A: RARAX     Class B: --      Class C: RARCX
     Class I: RVAIX     Class W: RACWX   Class Z: CACZX
  Columbia Emerging Markets Bond Fund
     Class A: REBAX     Class B: --      Class C: REBCX
     Class I: RSMIX     Class R4: --     Class W: REMWX
     Class Z: CMBZX
  Columbia Global Bond Fund
     Class A: IGBFX     Class B: IGLOX   Class C: AGBCX
     Class I: AGBIX     Class R: --      Class R4: RGBRX
     Class W: RGBWX     Class Z: CGBZX
  Columbia Emerging Markets Opportunity Fund
     Class A: IDEAX     Class B: IEMBX   Class C: RMCEX
     Class I: RSRIX     Class R: REMRX   Class R4: --
     Class R5: REMFX    Class W: CMOWX   Class Z: CEOZX
  Columbia Global Equity Fund
     Class A: IGIGX     Class B: IDGBX   Class C: RGCEX
     Class I: --        Class R: --      Class R4: IDGYX
     Class R5: RGERX    Class W: --      Class Z: CGEZX
  Columbia Global Extended Alpha Fund
     Class A: RTAAX     Class B: --      Class C: RTACX
     Class I: --        Class R: REAOX   Class R4: REYRX
     Class Z: CEAZX
  Threadneedle Global Equity Income Fund
     Class A: RTNAX     Class B: --      Class C: RTNEX
     Class I: --        Class R: RGEOX   Class R4: RGEYX
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
  Columbia U.S. Government Mortgage Fund
     Class A: AUGAX     Class B: AUGBX   Class C: AUGCX
     Class I: RVGIX     Class R4: RSGYX  Class Z: CUGZX
  RiverSource Short Duration U.S. Government Fund
     Class A: IFINX     Class B: ISHOX   Class C: AXFCX
     Class I: AGMIX     Class R: RSDRX   Class R4: IDFYX
     Class W: RSDWX
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
  Columbia High Yield Bond Fund
     Class A: INEAX     Class B: IEIBX   Class C: APECX
     Class I: RSHIX     Class R: --      Class R3: --
     Class R4: RSHYX    Class R5: RSHRX  Class W: RHYWX
     Class Z: CHYZX
RIVERSOURCE INCOME SERIES, INC.
  Columbia Income Builder Fund
     Class A: RBBAX     Class B: RBBBX   Class C: RBBCX
     Class R4: --       Class R: CBURX   Class Z: CBUZX
  Columbia Income Builder Fund II
     Class A: RSMAX     Class B: RSMBX   Class C: RSMCX
     Class R4: --
  Columbia Income Builder Fund III
     Class A: RSBAX     Class B: REIVX   Class C: RIECX
     Class R4: --
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
  Columbia Multi-Advisor International Value Fund
     Class A: APIAX     Class B: AXIBX   Class C: APICX
     Class I: APRIX     Class R4: --     Class Z: CMVZX
  RiverSource Partners International Select Growth Fund
     Class A: AXGAX     Class B: APIBX   Class C: RIACX
     Class I: AIGGX     Class R: RISRX   Class R4: --
     Class R5: RISSX
  RiverSource Partners International Small Cap Fund
     Class A: AISCX     Class B: APNBX   Class C: RISLX
     Class I: RPSCX     Class R: --      Class R4: --
     Class R5: --
RIVERSOURCE INTERNATIONAL SERIES, INC.
  Columbia Asia Pacific ex-Japan Fund
     Class A: CAJAX     Class C: CAJCX   Class R: CAJRX
     Class R5: TAPRX    Class Z: CAJZX
  Columbia European Equity Fund
     Class A: AXEAX     Class B: AEEBX   Class C: REECX
     Class I: --        Class R4: --     Class Z: CEEZX
  RiverSource Disciplined International Equity Fund
     Class A: RDIAX     Class B: RDIBX   Class C: RDICX
     Class I: RSDIX     Class R: RDIOX   Class R4: RDIRX
     Class W: RDIWX

  Threadneedle International Opportunity Fund
     Class A: INIFX     Class B: IWWGX   Class C: ROPCX
     Class I: ATNIX     Class R: --      Class R4: IDIYX
RIVERSOURCE INVESTMENT SERIES, INC.
  Columbia Diversified Equity Income Fund
     Class A: INDZX     Class B: IDEBX   Class C: ADECX
     Class I: ADIIX     Class R: RDEIX   Class R3: RDERX
     Class R4: IDQYX    Class R5: RSEDX  Class W: --
     Class Z: CDVZX
  Columbia Large Growth Quantitative Fund
     Class A: RDLAX     Class B: --      Class C: RDLCX
     Class I: RDLIX     Class R: --      Class R4: RDLFX
     Class W: RDLWX     Class Z: CLQZX
  Columbia Large Value Quantitative Fund
     Class A: RLCAX     Class B: --      Class C: RDCCX
     Class I: --        Class R: RLCOX   Class R4: RLCYX
     Class W: RLCWX     Class Z: CVQZX
  Columbia Mid Cap Value Opportunity Fund
     Class A: AMVAX     Class B: AMVBX   Class C: AMVCX
     Class I: RMCIX     Class R: RMVTX   Class R3: RMCRX
     Class R4: RMCVX    Class R5: RSCMX  Class W: --
     Class Z: CMOZX
  RiverSource Balanced Fund
     Class A: INMUX     Class B: IDMBX   Class C: RVBCX
     Class R: RVBRX     Class R4: IDMYX  Class R5: RVBSX
RIVERSOURCE LARGE CAP SERIES, INC.
  Columbia Large Core Quantitative Fund
     Class A: AQEAX     Class B: AQEBX   Class C: RDCEX
     Class I: ALEIX     Class R: --      Class R4: RQEYX
     Class R5: RSIPX    Class W: RDEWX   Class Z: CCRZX
RIVERSOURCE MANAGERS SERIES, INC.
  Columbia Multi-Advisor Small Cap Value Fund
     Class A: ASVAX     Class B: ASVBX   Class C: APVCX
     Class I: --        Class R: RSVTX   Class R3: RSVRX
     Class R4: RSGLX    Class R5: RSCVX  Class Z: CMAZX
  RiverSource Partners Fundamental Value Fund
     Class A: AFVAX     Class B: AFVBX   Class C: AFVCX
     Class I: AFVIX     Class R4: --
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
  Columbia Portfolio Builder Aggressive Fund
     Class A: AXBAX     Class B: AXPBX   Class C: RBGCX
     Class R: CPARX     Class R4: --     Class Z: CPAZX
  Columbia Portfolio Builder Conservative Fund
     Class A: ABDAX     Class B: ABBDX   Class C: RPCCX
     Class R: CBURX     Class R4: --     Class Z: CBVZX
  Columbia Portfolio Builder Moderate Aggressive Fund
     Class A: AXMAX     Class B: ABMBX   Class C: AGECX
     Class R: CBARX     Class R4: --     Class Z: CBAZX
  Columbia Portfolio Builder Moderate Conservative Fund
     Class A: AUCAX     Class B: AMDBX   Class C: RBMCX
     Class R: CPMRX     Class R4: --     Class Z: CPMZX
  Columbia Portfolio Builder Moderate Fund
     Class A: ABUAX     Class B: AURBX   Class C: AMTCX
     Class R: CBMRX     Class R4: --     Class Z: CBMZX
  Columbia Portfolio Builder Total Equity Fund
     Class A: AXTAX     Class B: AXTBX   Class C: RBTCX
     Class R4: --
  RiverSource S&P 500 Index Fund
     Class A: ADIDX     Class Z: ADIEX
  RiverSource Small Company Index Fund
     Class A: ISIAX     Class B: ISIBX   Class R4: ISCYX
RIVERSOURCE MONEY MARKET SERIES, INC.
  Columbia Money Market Fund
     Class A: IDSXX     Class B: ACBXX   Class C: RCCXX
     Class I: RCIXX     Class R: RVRXX   Class R5: --
     Class W: RCWXX     Class Z: IDYXX
RIVERSOURCE SECTOR SERIES, INC.
  Columbia Dividend Opportunity Fund
     Class A: INUTX     Class B: IUTBX   Class C: ACUIX
     Class I: RSOIX     Class R: RSOOX   Class R4: RSORX
     Class R5: RSDFX    Class W: --      Class Z: CDOZX
  RiverSource Real Estate Fund
     Class A: ARLAX     Class B: AESBX   Class C: RRECX
     Class I: AESIX     Class R4: --     Class W: RREWX
RIVERSOURCE SELECTED SERIES, INC.
  RiverSource Precious Metals and Mining Fund
     Class A: INPMX     Class B: INPBX   Class C: RPMCX
     Class I: --        Class R4: AEVYX
RIVERSOURCE SERIES TRUST
  Columbia 120/20 Contrarian Equity Fund
     Class A: RCEAX     Class B: RZZBX   Class C: RECCX
     Class I: --        Class Z: CCEZX
  Columbia Recovery and Infrastructure Fund
     Class A: RRIAX     Class B: RRIBX   Class C: RRICX
     Class I: RRIIX     Class R: RRIRX   Class R4: RRIYX
     Class R5: RRIZX    Class Z: CRIZX
  Columbia Retirement Plus 2010 Fund
     Class A: --        Class C: CRTCX   Class R: --
     Class Z: RSSPX
  Columbia Retirement Plus 2015 Fund
     Class A: --        Class C: CRPCX   Class R: --
     Class Z: RSFNX
  Columbia Retirement Plus 2020 Fund
     Class A: --        Class C: CRUCX   Class R: --
     Class Z: RSNFX
  Columbia Retirement Plus 2025 Fund
     Class A: --        Class C: CRLCX   Class R: --
     Class Z: RSMEX
  Columbia Retirement Plus 2030 Fund
     Class A: --        Class C: CRRCX   Class R: --
     Class Z: RPTYX
  Columbia Retirement Plus 2035 Fund
     Class A: --        Class C: CRPZX   Class R: --
     Class Z: RPOYX
  Columbia Retirement Plus 2040 Fund
     Class A: --        Class C: CRWCX   Class R: --
     Class Z: RPFYX
  Columbia Retirement Plus 2045 Fund
     Class A: --        Class C: CRFCX   Class R: --
     Class R4: RSNNX    Class Z: RRPYX
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
  Columbia Minnesota Tax-Exempt Fund
     Class A: IMNTX     Class B: IDSMX   Class C: RMTCX
     Class Z: CMNZX
  RiverSource New York Tax-Exempt Fund
     Class A: INYKX     Class B: --      Class C: RNTCX
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
  Columbia Strategic Allocation Fund
     Class A: IMRFX     Class B: IMRBX   Class C: RSSCX
     Class I: --        Class R: --      Class R4: IDRYX
     Class Z: CSAZX
  RiverSource Strategic Income Allocation Fund
     Class A: RSGAX     Class B: RIABX   Class C: RAICX
     Class R: RSDOX     Class R4: RSTRX  Class R5: RSFRX




Statement of Additional Information - Nov. 29, 2010

RIVERSOURCE STRATEGY SERIES, INC.
  Columbia Equity Value Fund
     Class A: IEVAX     Class B: INEGX   Class C: REVCX
     Class I: --        Class R: REVRX   Class R3: RSEVX
     Class R4: AEVYX    Class R5: RSEYX  Class W: --
     Class Z: CEVZX
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
  RiverSource Tax-Exempt High Income Fund
     Class A: INHYX     Class B: IHYBX   Class C: AHECX
RIVERSOURCE TAX-EXEMPT SERIES, INC.
  Columbia AMT-Free Tax-Exempt Bond Fund
     Class A: INTAX     Class B: ITEBX   Class C: RTCEX
     Class Z: CATZX
  RiverSource Intermediate Tax-Exempt Fund
     Class A: INFAX     Class B: INFBX   Class C: RTICX
SELIGMAN CAPITAL FUND, INC.
     Class A: SCFIX     Class B: SLCBX   Class C: SCLCX
     Class I: --        Class R: SCFRX   Class R5: SCLIX
SELIGMAN GLOBAL FUND SERIES, INC.
  Columbia Seligman Global Technology Fund
     Class A: SHGTX     Class B: SHTBX   Class C: SHTCX
     Class I: --        Class R: SGTRX   Class R4: SGTSX
     Class R5: SGTTX    Class Z: CSGZX
SELIGMAN GROWTH FUND, INC.
     Class A: SGRFX     Class B: SGBTX   Class C: SGRCX
     Class I: --        Class R: SGRFX   Class R4: SGRSX
     Class R5: SGFIX
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
  RiverSource LaSalle Global Real Estate Fund
     Class A: SLDAX     Class C: SLDCX   Class I: --
     Class R: SLDRX     Class R4: SLDTX  Class R5: SLDIX
  RiverSource LaSalle Monthly Dividend Real Estate Fund
     Class A: SREAX     Class B: SREBX   Class C: SRECX
     Class I: --        Class R: SRERX   Class R4: SLRCX
     Class R5: SREIX
SELIGMAN MUNICIPAL FUND SERIES, INC.
  Seligman Minnesota Municipal Class
     Class A: SMNNX     Class C: SMNCX
  Seligman National Municipal Class
     Class A: SNXEX     Class C: SNACX
  Seligman New York Municipal Class
     Class A: SNYTX     Class C: SNYCX
SELIGMAN MUNICIPAL SERIES TRUST
  Seligman California Municipal High Yield Series
     Class A: SCHYX     Class C: SCHCX
  Seligman California Municipal Quality Series
     Class A: SCTQX     Class C: SCQCX
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
  Seligman TargETFund 2015*
     Class A: STJAX     Class B: --      Class C: STJCX
     Class R: STJRX     Class R5: STJIX
  Seligman TargETFund 2025*
     Class A: STKAX     Class B: --      Class C: STKCX
     Class R: STKRX     Class R5: STKIX
  Seligman TargETFund 2035*
     Class A: STZAX     Class B: --      Class C: STZCX
     Class R: STZRX     Class R5: STZIX
  Seligman TargETFund 2045*
     Class A: STQAX     Class B: --      Class C: STQCX
     Class R: STQRX     Class R5: STQIX
  Seligman TargETFund Core*
     Class A: SHVAX     Class B: --      Class C: SHVCX
     Class R: SHVRX     Class R5: SHVIX
SELIGMAN VALUE FUND SERIES, INC.
  Columbia Select Large-Cap Value Fund
     Class A: SLVAX     Class B: SLVBX   Class C: SLVCX
     Class I: --        Class R: SLVRX   Class R4: SLVTX
     Class R5: SLVIX    Class W: CSVWX   Class Z: CSVZX
  Columbia Select Smaller-Cap Value Fund
     Class A: SSCVX     Class B: SSCBX   Class C: SVMCX
     Class I: --        Class R: SSVRX   Class R4: SSLRX
     Class R5: SSVIX    Class Z: CSSZX



    * Effective May 28, 2010 the funds are no longer open to new investors. All outstanding shares of each fund are anticipated to be redeemed on or about Nov. 30, 2010.

This is the Statement of Additional Information ("SAI") for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia, RiverSource, Seligman and Threadneedle branded funds (collectively, the "Fund Family"), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit
columbiamanagement.com.

Each fund is governed by a Board of Directors/Trustees (the "Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, Columbia Management Investment Advisers, LLC (the "investment manager" or "Columbia Management"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.



Statement of Additional Information - Nov. 29, 2010

TABLE OF CONTENTS


Fundamental and Nonfundamental Investment Policies..............................    p. 5
Investment Strategies and Types of Investments..................................   p. 13
Information Regarding Risks and Investment Strategies...........................   p. 15
Securities Transactions.........................................................   p. 43
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager....   p. 57
Valuing Fund Shares.............................................................   p. 62
Portfolio Holdings Disclosure...................................................   p. 74
Proxy Voting....................................................................   p. 77
Investing in a Fund.............................................................   p. 79
Selling Shares..................................................................   p. 86
Pay-out Plans...................................................................   p. 87
Capital Loss Carryover..........................................................   p. 88
Taxes...........................................................................   p. 91
Service Providers...............................................................   p. 97
  Investment Management Services................................................   p. 97
  Administrative Services.......................................................  p. 145
  Transfer Agency Services......................................................  p. 150
  Plan Administration Services..................................................  p. 150
  Distribution Services.........................................................  p. 150
  Plan and Agreement of Distribution............................................  p. 154
  Payments to Financial Intermediaries..........................................  p. 159
  Custodian Services............................................................  p. 161
  Board Services Corporation....................................................  p. 162
Organizational Information......................................................  p. 162
Board Members and Officers......................................................  p. 169
Control Persons and Principal Holders of Securities.............................  p. 187
Information Regarding Pending and Settled Legal Proceedings.....................  p. 211
Independent Registered Public Accounting Firm...................................  p. 212
Appendix A: Description of Ratings..............................................  p. A-1
Appendix B: State Risk Factors..................................................  p. B-1
Appendix C: Additional Information about the S&P 500 Index......................  p. C-1
Appendix D: Class A -- Calculation of the Sales Charge..........................  p. D-1
Appendix E: Legacy Columbia Funds...............................................  p. E-1
Appendix F: Legacy RiverSource Funds............................................  p. F-1






Statement of Additional Information - Nov. 29, 2010                       Page 1

LIST OF TABLES


1.     Fund Fiscal Year Ends, Prospectus Date and Investment Categories...........    p. 3
2.     Fundamental Policies.......................................................    p. 5
3.     Investment Strategies and Types of Investments.............................   p. 13
4.     Total Brokerage Commissions................................................   p. 45
5.     Brokerage Directed for Research, and Turnover Rates........................   p. 48
6.     Securities of Regular Brokers or Dealers...................................   p. 51
7.     Brokerage Commissions Paid to Investment Manager or Affiliates.............   p. 57
8.     Valuing Fund Shares........................................................   p. 62
9.     Class A -- Initial Sales Charge............................................   p. 79
10.    Public Offering Price......................................................   p. 80
11.    Capital Loss Carryover.....................................................   p. 88
12.    Corporate Deduction and Qualified Dividend Income..........................   p. 93
13.    Investment Management Services Agreement Fee Schedule......................   p. 97
14.    PIA Indexes................................................................  p. 106
15A.   Performance Incentive Adjustment Calculation...............................  p. 107
15B.   Performance Incentive Adjustment Calculation...............................  p. 108
16.    Management Fees and Nonadvisory Expenses...................................  p. 109
17.    Subadvisers and Subadvisory Agreement Fee Schedules........................  p. 113
18.    Subadvisory Fees...........................................................  p. 115
19.    Portfolio Managers.........................................................  p. 116
20.    Administrative Services Agreement Fee Schedule.............................  p. 145
21.    Administrative Fees........................................................  p. 147
22.    Sales Charges Paid to Distributor..........................................  p. 150
23.    12b-1 Fees.................................................................  p. 155
24.    Unreimbursed Distribution Expenses.........................................  p. 158
25.    Fund History Table.........................................................  p. 163
26.    Board Members..............................................................  p. 169
27.    Fund Officers..............................................................  p. 171
28.    Committee Meetings.........................................................  p. 174
29.    Board Member Holdings......................................................  p. 175
30.    Board Member Compensation -- All Funds.....................................  p. 180
31.    Board Member Compensation -- Individual Funds..............................  p. 181
32.    Control Persons and Principal Holders of Securities........................  p. 187






Statement of Additional Information - Nov. 29, 2010                       Page 2

   TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES


FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity             April 30          June 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income  October 31        Dec. 30, 2009     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

Columbia AMT-Free Tax-Exempt Bond             November 30       Jan. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan                October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Diversified Bond                     August 31         Oct. 29, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Diversified Equity Income            September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Dividend Opportunity                 June 30           Aug. 27, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond                October 31        Dec. 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity         October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Equity Value                         March 31          May 28, 2010      Equity
---------------------------------------------------------------------------------------------------------------

Columbia European Equity                      October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Floating Rate                        July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------
Columbia Frontier                             October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Global Bond                          October 31        Dec. 30, 2009     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Global Equity                        October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha Fund           October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Government Money Market              December 31       March 1, 2010     Taxable Money Market
---------------------------------------------------------------------------------------------------------------

Columbia High Yield Bond                      May 31            July 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                  January 31**      April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II               January 31**      April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III              January 31**      April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities                 July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities       July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Large Core Quantitative Equity       July 31           Sept. 27, 2010    Equity
---------------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative            September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative             September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit              July 31           Sept. 27, 2010    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Growth Opportunity           November 30       Jan. 22, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity            September 30      Nov. 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt                 August 31         Oct. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Money Market                         July 31           Sept. 27, 2010    Taxable money market
---------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor International Value    October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small Cap Value        May 31            July 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Aggressive         January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Conservative       January 31        April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate           January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Aggressive                                  January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Conservative                                January 31        April 1, 2010     Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity       January 31        April 1, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure          April 30          June 29, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2010                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2020                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2045                 April 30          June 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap Value               December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value             December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Seligman Communications and
  Information                                 December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology           October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                       Page 3

FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                 September 30      Nov. 29, 2010     Balanced
---------------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage             May 31            July 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Balanced                          September 30      Nov. 29, 2010     Balanced
---------------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt             August 31         Oct. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity  October 31        Dec. 30, 2008     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap
  Equity                                      July 31           Sept. 27, 2010    Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value       July 31           Sept. 27, 2010    Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt           November 30       Jan. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate        December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly Dividend Real
  Estate                                      December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt               August 31         Oct. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental Value        May 31            July 30, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners International Select
  Growth                                      October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap  October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining        March 31          May 28, 2010      Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Real Estate                       June 30           Aug. 27, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                     January 31        April 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government    May 31            July 30, 2010     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index               January 31        April 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation       September 30      Nov. 29, 2010     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income            November 30       Jan. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield      September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Seligman California Municipal Quality         September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman Capital                              December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------

Seligman Growth                               December 31       March 1, 2010     Equity
---------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                  September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman National Municipal                   September 30      Nov. 29, 2010     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                   September 30      Nov. 29, 2010     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                      September 30      Nov. 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                      September 30      Nov. 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                      September 30      Nov. 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                      September 30      Nov. 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                      September 30      Nov. 29, 2010     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income Fund        October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity        October 31        Dec. 30, 2009     Equity
---------------------------------------------------------------------------------------------------------------




    * The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although RiverSource Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.

   ** The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.


Statement of Additional Information - Nov. 29, 2010                       Page 4

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see "Investment Strategies and Types of Investments" for more information regarding your fund's investment strategies. The specific policy is stated in the paragraphs that follow the table.

                          TABLE 2. FUNDAMENTAL POLICIES

                   A                     C         D                                                                          K
                 BUY OR               BUY MORE   INVEST        E          F                                        J       BUY ON
                  SELL        B       THAN 10% MORE THAN  CONCENTRATE   INVEST        G                  I       ISSUE     MARGIN/
                  REAL   BUY OR SELL     OF     5% IN AN  IN ANY ONE     LESS     ACT AS AN      H     BORROW    SENIOR     SELL
FUND             ESTATE  COMMODITIES AN ISSUER   ISSUER    INDUSTRY    THAN 80%  UNDERWRITER  LENDING  MONEY   SECURITIES   SHORT
----------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20    A1        B4          C1        D1          E8         --         G1         H1       I1        J1        --
  Contrarian
  Equity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          E7         --         G1         H1       I1        J1        --
  Absolute
  Return
  Currency and
  Income
----------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-      A1        B1          C1        D1          --         F3(a)      G1         H1       I1        J1        --
  Free Tax-
  Exempt Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia Asia      A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Pacific ex-
  Japan
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Diversified
  Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Diversified
  Equity Income
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          --         --         G1         H1       I1        J1        --
  Dividend
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          --        --          E5         --         G1         H1       I1        J1        --
  Emerging
  Markets Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Emerging
  Markets
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia Equity    A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          E1         --         G1         H1       I1        J1        --
  European
  Equity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C1        D1          E6         --         G1         H1       I1        J1        --
  Floating Rate
----------------------------------------------------------------------------------------------------------------------------------
Columbia Global    A1        B1          C1        --          E1         --         G1         H1       I1        J1        --
  Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia Global    A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Equity
----------------------------------------------------------------------------------------------------------------------------------
Columbia Global    A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Extended
  Alpha
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A6        --          C4        C4         E11         --         G3         H5       J3        J3        G3
  Government
  Money Market
----------------------------------------------------------------------------------------------------------------------------------
Columbia High      A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Yield Bond
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Builder Fund*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Builder Fund
  II*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Builder Fund
  III*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Income    A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Opportunities
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          E1         --         G1         H1       I1        J1        --
  Inflation
  Protected
  Securities
----------------------------------------------------------------------------------------------------------------------------------
Columbia Large     A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Core
  Quantitative
----------------------------------------------------------------------------------------------------------------------------------
Columbia Large     A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Growth
  Quantitative
----------------------------------------------------------------------------------------------------------------------------------
Columbia Large     A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Value
  Quantitative
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Limited
  Duration
  Credit
----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid       A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Cap Growth
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid       A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Cap Value
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          --        --          --         F1         G1         H1       I1        J1        --
  Minnesota
  Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------------
Columbia Money     A2        A2          C1        D1          --         --         G1         H1       I1        J1        K1
  Market
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 29, 2010                       Page 5

                   A                     C         D                                                                          K
                 BUY OR               BUY MORE   INVEST        E          F                                        J       BUY ON
                  SELL        B       THAN 10% MORE THAN  CONCENTRATE   INVEST        G                  I       ISSUE     MARGIN/
                  REAL   BUY OR SELL     OF     5% IN AN  IN ANY ONE     LESS     ACT AS AN      H     BORROW    SENIOR     SELL
FUND             ESTATE  COMMODITIES AN ISSUER   ISSUER    INDUSTRY    THAN 80%  UNDERWRITER  LENDING  MONEY   SECURITIES   SHORT
----------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-    A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Advisor
  International
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-    A1        B2          --        --          E1         --         G1         H1       I1        J1        --
  Advisor Small
  Cap Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Aggressive*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Conservative*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Moderate*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Moderate
  Aggressive*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder
  Moderate
  Conservative*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C2        C2          E2         --         G1         H1       I1        J1        --
  Portfolio
  Builder Total
  Equity*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          --        --          E1         --         G1         H1       I1        J1        --
  Recovery and
  Infrastruc-
  ture
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2010*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2015*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2020*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2025*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2030*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2035*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2040*
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B3          C2        C2          E2         --         G1         H1       I1        J1        --
  Retirement
  Plus 2045*
----------------------------------------------------------------------------------------------------------------------------------
Columbia Select    A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Large-Cap
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia Select    A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Smaller-Cap
  Value
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A3        B6          C3        C3         E13         --         G2         H4       J2        J2        K3
  Seligman
  Communica-
  tions and
  Information
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Seligman
  Global
  Technology
----------------------------------------------------------------------------------------------------------------------------------
Columbia           A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Strategic
  Allocation
----------------------------------------------------------------------------------------------------------------------------------
Columbia U.S.      A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Government
  Mortgage
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Balanced
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          --        --          --         F1         G1         H1       I1        J1        --
  California
  Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B3          C1        D1          E1         --         G1         H1       I1        J1        --
  Disciplined
  International
  Equity
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B3          C1        D1          E1         --         G1         H1       I1        J1        --
  Disciplined
  Small and Mid
  Cap Equity
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B3          C1        D1          E1         --         G1         H1       I1        J1        --
  Disciplined
  Small Cap
  Value
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          --         F3(b)      G1         H1       I1        J1        --
  Intermediate
  Tax-Exempt
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A7        B6          --        --         E12         --         G2         H4       J2        J2        K3
  LaSalle
  Global Real
  Estate
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A7        B6          --        --         E12         --         G2         H4       J2        J2        K3
  LaSalle
  Monthly
  Dividend Real
  Estate
----------------------------------------------------------------------------------------------------------------------------------
RiverSource New    A1        B1          --        --          --         F1         G1         H1       I1        J1        --
  York Tax-
  Exempt
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Partners
  Fundamental
  Value
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Partners
  International
  Select Growth
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Partners
  International
  Small Cap
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1(c)       --        --          E3         --         G1         H1       I1        J1        --
  Precious
  Metals and
  Mining
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          --        --          --         --         G1         H1       I1        J1        --
  Real Estate
----------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P    A1        B1          --        --          E4         --         G1         H1       I1        J1        --
  500 Index
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Short
  Duration U.S.
  Government
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  Small Company
  Index
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B2          C1        D1          E1         --         G1         H1       I1        J1        --
  Strategic
  Income
  Allocation
----------------------------------------------------------------------------------------------------------------------------------
RiverSource        A1        B1          C1        D1          --         F2         G1         H1       I1        J1        --
  Tax-Exempt
  High Income
----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 29, 2010                       Page 6

                   A                     C         D                                                                          K
                 BUY OR               BUY MORE   INVEST        E          F                                        J       BUY ON
                  SELL        B       THAN 10% MORE THAN  CONCENTRATE   INVEST        G                  I       ISSUE     MARGIN/
                  REAL   BUY OR SELL     OF     5% IN AN  IN ANY ONE     LESS     ACT AS AN      H     BORROW    SENIOR     SELL
FUND             ESTATE  COMMODITIES AN ISSUER   ISSUER    INDUSTRY    THAN 80%  UNDERWRITER  LENDING  MONEY   SECURITIES   SHORT
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B5(d)       D2        D2          E9         F4         G1         H2       I2        --        K2(e)
  California
  Municipal
  High-Yield
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B5(d)       D2        D2          E9         F4         G1         H2       I2        --        K2(e)
  California
  Municipal
  Quality
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Capital
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  Frontier
----------------------------------------------------------------------------------------------------------------------------------
Seligman Growth    A3        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A4        B5          D2        D2          E9         F4         G1         H3       I2        --        K2
  Minnesota
  Municipal
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A4        B5          D2        D2          E9         F4         G1         H3       I2        --        K2
  National
  Municipal
----------------------------------------------------------------------------------------------------------------------------------
Seligman New       A4        B5          D2        D2          E9         F4         G1         H3       I2        --        K2
  York
  Municipal
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A5        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  TargETFund
  2015*
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A5        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  TargETFund
  2025*
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A5        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  TargETFund
  2035*
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A5        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  TargETFund
  2045*
----------------------------------------------------------------------------------------------------------------------------------
Seligman           A5        B6          C3        C3         E10         --         G2         H4       J2        J2        K3
  TargETFund
  Core*
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle       A1        B2          C2        C2          E1         --         G1         H1       I1        J1        --
  Global Equity
  Income
----------------------------------------------------------------------------------------------------------------------------------
Threadneedle       A1        B1          C1        D1          E1         --         G1         H1       I1        J1        --
  International
  Opportunity
----------------------------------------------------------------------------------------------------------------------------------



    * The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.
  (a) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
  (b) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
  (c) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
  (d) The policy includes futures contracts.
  (e) A fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities.

A. BUY OR SELL REAL ESTATE
   A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

   A2 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

   A3 - The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

   A4 - The fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

   A5 - The fund will not purchase or hold any real estate, except a fund may invest (through investments in Underlying exchange-traded funds) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

   A6 - The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

   A7 - The fund will not purchase or hold any real estate, except that the fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts (and, in the case of RiverSource LaSalle Global Real Estate, RiverSource Global Real Estate Companies, as defined in the fund's prospectus), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a fund's ownership of such securities.


Statement of Additional Information - Nov. 29, 2010                       Page 7

B. BUY OR SELL PHYSICAL COMMODITIES
   B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B2 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B4 - The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

   B5 -   The fund will not purchase or sell commodities or commodity contracts.

   B6 - The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C. BUY MORE THAN 10% OF AN ISSUER
   C1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

   C2 - The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

   C3 - The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

   C4 - The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D. INVEST MORE THAN 5% IN AN ISSUER
   D1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

   D2 - The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E. CONCENTRATE
   E1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
          (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   E2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any

Statement of Additional Information - Nov. 29, 2010                       Page 8
          one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

   E3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

   E4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   E5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

   E6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

   E7 - The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

   E8 - The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   E9 - The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

   E10 - The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (which, for Seligman TargETFunds, may include mortgage related securities).

   E11 - The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

   E12 - The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

   E13 - The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.


Statement of Additional Information - Nov. 29, 2010                       Page 9

F. INVEST LESS THAN 80%
   F1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

   F2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

   F3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

   F4 - The fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and (except for Seligman National Municipal) regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the fund's net assets.

G. ACT AS AN UNDERWRITER
   G1 - The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

   G2 - The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

   G3 - The fund will not underwrite the securities of other issuers; make "short" sales of securities, or purchase securities on "margin"; write or purchase put or call options.

H. LENDING
   H1 - The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

   H2 - The fund will not make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

   H3 - The fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The fund does not have a present intention of entering into repurchase agreements.

   H4 - The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

   H5 - The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I. BORROWING
   I1 - The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

   I2 - The fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The fund will not purchase additional portfolio securities if the fund has outstanding borrowings in excess of 5% of the value of its total assets.

J. ISSUE SENIOR SECURITIES
   J1 - The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.


Statement of Additional Information - Nov. 29, 2010                      Page 10

   J2 - The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

   J3 - The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K. BUY ON MARGIN/SELL SHORT
   K1 - The fund will not buy on margin or sell short or deal in options to buy or sell securities.

   K2 - The fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers.

   K3 - The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

IN ADDITION TO THE POLICIES DESCRIBED ABOVE AND ANY FUNDAMENTAL POLICY DESCRIBED IN THE PROSPECTUS:

FOR COLUMBIA MONEY MARKET, THE FUND WILL NOT:

    - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

FOR COLUMBIA GOVERNMENT MONEY MARKET, THE FUND WILL NOT:

    - Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

    - Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

    - Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

    - Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund's investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

    - Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund's obligations under its deferred compensation plan for directors.

FOR RIVERSOURCE LASALLE GLOBAL REAL ESTATE AND RIVERSOURCE LASALLE MONTHLY DIVIDEND REAL ESTATE, THE FUND WILL NOT:

    - Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund's investment manager or subadviser, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

FOR SELIGMAN CALIFORNIA MUNICIPAL HIGH YIELD, SELIGMAN CALIFORNIA MUNICIPAL QUALITY, SELIGMAN MINNESOTA MUNICIPAL, SELIGMAN NATIONAL MUNICIPAL AND SELIGMAN NEW YORK MUNICIPAL, THE FUND WILL NOT:

    - Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging a fund's obligations under its deferred compensation plan for directors/trustees.

    - Purchase or hold the securities of any issuer, if to its knowledge, directors/trustees or officers of a fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

    - Mortgage or pledge any of its assets, except to secure permitted borrowings noted above.

FOR SELIGMAN CAPITAL AND SELIGMAN GROWTH, THE FUND WILL NOT:

    - Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.


Statement of Additional Information - Nov. 29, 2010                      Page 11

FOR SELIGMAN CAPITAL, COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION, COLUMBIA FRONTIER, COLUMBIA SELIGMAN GLOBAL TECHNOLOGY, COLUMBIA SELECT GROWTH, COLUMBIA SELECT LARGE-CAP VALUE AND COLUMBIA SELECT SMALLER-CAP VALUE, THE FUND WILL NOT:

    - Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund's investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

    - Enter into repurchase agreements of more than one week's duration if more than 10% of the fund's net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
    - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.

FOR MONEY MARKET FUNDS:
    - No more than 5% of the fund's net assets will be held in securities and other instruments that are illiquid.

ADDITIONALLY, REGARDING LIMITING INVESTMENTS IN FOREIGN SECURITIES:

FOR COLUMBIA 120/20 CONTRARIAN EQUITY, COLUMBIA DIVERSIFIED BOND, COLUMBIA DIVERSIFIED EQUITY INCOME, COLUMBIA DIVIDEND OPPORTUNITY, COLUMBIA EQUITY VALUE, COLUMBIA FLOATING RATE, COLUMBIA HIGH YIELD BOND, COLUMBIA INCOME OPPORTUNITIES, COLUMBIA INFLATION PROTECTED SECURITIES, COLUMBIA LARGE CORE QUANTITATIVE, COLUMBIA LARGE GROWTH QUANTITATIVE, COLUMBIA LARGE VALUE QUANTITATIVE, COLUMBIA MID CAP GROWTH OPPORTUNITY, COLUMBIA MID CAP VALUE OPPORTUNITY, COLUMBIA MULTI-ADVISOR SMALL CAP VALUE, COLUMBIA RECOVERY AND INFRASTRUCTURE, SELIGMAN CAPITAL, COLUMBIA SELECT LARGE-CAP VALUE, COLUMBIA SELECT SMALLER-CAP VALUE, COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION, COLUMBIA FRONTIER, RIVERSOURCE BALANCED, RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY, RIVERSOURCE DISCIPLINED SMALL CAP VALUE, RIVERSOURCE LASALLE MONTHLY DIVIDEND REAL ESTATE, COLUMBIA LIMITED DURATION CREDIT, RIVERSOURCE PARTNERS FUNDAMENTAL VALUE, RIVERSOURCE REAL ESTATE AND SELIGMAN GROWTH:
    - Up to 25% of the fund's net assets may be invested in foreign investments.

FOR RIVERSOURCE PRECIOUS METALS AND MINING:
    - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

FOR RIVERSOURCE SHORT DURATION U.S. GOVERNMENT AND COLUMBIA U.S. GOVERNMENT
MORTGAGE:
    - Up to 20% of the fund's net assets may be invested in foreign investments.

FOR COLUMBIA STRATEGIC ALLOCATION:
    - The fund may invest its total assets, up to 50%, in foreign investments.


Statement of Additional Information - Nov. 29, 2010                      Page 12

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 3. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


                                                               FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT      STATE
                                                                  EQUITY AND      FIXED    MONEY      FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                          BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------
Agency and government securities                 o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Borrowing                                        o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Cash/money market instruments                    o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Collateralized bond obligations                  o       o A           o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Commercial paper                                 o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Common stock                                     o        o            o           o B       --        --           --
---------------------------------------------------------------------------------------------------------------------------
Convertible securities                           o        o            o           o C       --         o            o
---------------------------------------------------------------------------------------------------------------------------
Corporate bonds                                  o        o            o            o        D          o            o
---------------------------------------------------------------------------------------------------------------------------
Debt obligations                                 o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Depositary receipts                              o        o            o            o        --        --           --
---------------------------------------------------------------------------------------------------------------------------
Derivative instruments
(including options and futures)                  o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Exchange-traded funds                            o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Floating rate loans                              o       --            o            o        --        --           --
---------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions                    o        o            o            o        --         o           --
---------------------------------------------------------------------------------------------------------------------------
Foreign securities                               o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Funding agreements                               o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
High yield debt securities (junk bonds)          o        o            o            o        --         o           o J
---------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities               o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Indexed securities                               o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Inflation protected securities                   o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                  o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Inverse floaters                                 o        E            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Investment companies                             o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities                  o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Loan participations                              o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities            o       o F           o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                            o        G            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 29, 2010                      Page 13

                                                               FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT      STATE
                                                                  EQUITY AND      FIXED    MONEY      FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                          BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------
Municipal obligations                            o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Pay-in-kind securities                           o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Preferred stock                                  o        o            o           o H       --        o H          --
---------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts                    o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                            o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                    o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Short sales                                      I        I            o            I        --         I            I
---------------------------------------------------------------------------------------------------------------------------
Sovereign debt                                   o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Structured investments                           o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Swap agreements                                  o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities            o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------
Warrants                                         o        o            o            o        --         o           --
---------------------------------------------------------------------------------------------------------------------------
When-issued securities and forward
commitments                                      o        o            o            o        --         o            o
---------------------------------------------------------------------------------------------------------------------------
Zero-coupon and step-coupon securities           o        o            o            o        o          o            o
---------------------------------------------------------------------------------------------------------------------------




A. The following funds are not authorized to invest in collateralized bond obligations: RiverSource Partners International Select Growth, Columbia Multi-Advisor International Value, RiverSource Partners International Small Cap, and Columbia Multi-Advisor Small Cap Value.

B.    The following funds are not authorized to invest in common stock:
      RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

C. The following funds are not authorized to invest in convertible securities: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

D. While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.    The following fund is authorized to invest in inverse floaters:
      RiverSource Real Estate.

F. The following funds are not authorized to invest in mortgage- and asset-backed securities: RiverSource S&P 500 Index and RiverSource Small Company Index.

G.    The following funds are authorized to invest in mortgage dollar rolls:
      RiverSource Real Estate.

H.    The following funds are not authorized to invest in preferred stock:
      RiverSource Tax-Exempt High Income, RiverSource Intermediate Tax-Exempt, Columbia AMT-Free Tax-Exempt Bond, RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

I. Except for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal and Seligman New York Municipal, which are prohibited from selling short, the funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

J. The following funds are not authorized to invest in high yield debt securities: Seligman California Municipal Quality, Seligman Minnesota, Seligman National and Seligman New York.


Statement of Additional Information - Nov. 29, 2010                      Page 14

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

ASIAN PACIFIC REGION RISK. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under "Risks of Foreign Investing" may be more pronounced due to concentration of the Fund's investments in the Asian Pacific Region.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

COMMON STOCK RISK. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

CONCENTRATION RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund's portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund's concentration, the fund's overall value may decline to a greater degree than if the fund held a less concentrated portfolio.


Statement of Additional Information - Nov. 29, 2010                      Page 15

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CREDIT RISK. Credit risk is the risk that one or more fixed income securities in the fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund's investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund's exposure to its principal risks (as described in the fund's prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.


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Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

EXCHANGE-TRADED FUND (ETF) RISK. An ETF's share price may not track its specified market index and may trade below its net asset value. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund's expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds' ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

FOCUSED PORTFOLIO RISK. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund's net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

FOREIGN CURRENCY RISK. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in

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foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund's shares to change more than the values of other funds' shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.


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INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

INFLATION-PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INFRASTRUCTURE-RELATED COMPANIES RISK. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MASTER LIMITED PARTNERSHIP RISK. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated

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unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

MUNICIPAL SECURITIES RISK. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

NON-DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

PORTFOLIO TRADING AND TURNOVER RISKS. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as "portfolio turnover." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund's performance.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REAL ESTATE INDUSTRY RISK. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks

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similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

RETIREMENT GOAL RISK. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SHORT SELLING RISK. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund's use of short sales in effect "leverages" the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund's Board of Directors may authorize a significant change in investment strategy or fund liquidation.

TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISKS. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager

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purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation(*) (FHLMC), Federal National Mortgage Association(*) (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

    * On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

BORROWING
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may

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use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource, Seligman and Threadneedle funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since

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they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a

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result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security.

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Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for

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hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds' ability to redeem

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redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF's shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund's total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Seligman TargETFunds) in excess of these limits. The Seligman TargETFunds' ability to invest in ETFs will be severely constrained unless ETFs have received such an order from the SEC, and the ETF and the Seligman TargETFunds take appropriate steps to comply with the relevant terms and conditions of such orders.

The Seligman TargETFunds will invest in an ETF only if the SEC has issued an exemptive order to the ETF which permits investment companies, including the Seligman TargETFunds, to invest in ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Seligman TargETFunds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Seligman TargETFund may invest greater than 25% of its assets in any one ETF, although no Seligman TargETFund intends to invest greater than 40% of its assets in any one ETF.

To the extent the 1940 Act limitations apply to an ETF, such limitations may prevent Seligman TargETFund from allocating its investments in the manner that the investment manager considers optimal, or cause the investment manager to select a similar index or sector-based mutual fund or other investment company (each, an "Other Investment Company"), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") providing similar exposure as an alternative. The Seligman TargETFunds may also invest in Other Investment Companies or Stock Baskets when the investment manager believes they represent more attractive opportunities than similar ETFs held in the portfolio.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of

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the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.


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FOREIGN CURRENCY TRANSACTIONS
Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines,


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additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections

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afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable

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to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading

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market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


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Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation- protected securities include: Interest Rate Risk and Market Risk.

INITIAL PUBLIC OFFERINGS (IPOS)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, "U.S. government securities") or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest

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earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund's loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower's failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often

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referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)


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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.


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SHORT SALES
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager's research and the management team's investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either

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subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.


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Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer's bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or "earmarking" will not limit the fund's exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.


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Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those

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activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) (formerly RiverSource Fund Distributors, Inc.) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage

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or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

AFFILIATE TRANSACTIONS
Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates' ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

CERTAIN INVESTMENT LIMITATIONS
From time to time, the investment manager or subadviser for a fund and their respective affiliates ("adviser group") will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund's adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group's holdings are combined together or with the holdings of the funds' affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from


Statement of Additional Information - Nov. 29, 2010                      Page 44
country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund's adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund's adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund's, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                      TABLE 4. TOTAL BROKERAGE COMMISSIONS


                                     TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------
FUND                                                          2010          2009          2008
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                              $         0   $         0   $         0(a)
-----------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                                     0             0             0(a)
-----------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                                    0             0             0(a)
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                               0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                             0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                                 0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive                      0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Conservative                    0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity                             0             0             0
-----------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                                      97,970        16,486        40,706
-----------------------------------------------------------------------------------------------------
RiverSource Small Company Index                               517,354       123,243       108,360
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------
Columbia Equity Value                                         357,285       525,309       591,525
-----------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                        288,177     1,067,960       960,159
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                              26,985        38,789        38,557(b)
-----------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                          527,728       128,097(c)        N/A
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                                       0             0             0
-----------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 45

                                     TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------
FUND                                                          2010          2009          2008
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------
Columbia High Yield Bond                                  $         0   $         0   $         0
-----------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                        749,980     1,484,768     1,179,158
-----------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                               9,489        14,329        17,640
-----------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                        146,283       298,507       292,900
-----------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government                     21,796        35,642        43,210
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                                 402,958       673,569       412,022
-----------------------------------------------------------------------------------------------------
RiverSource Real Estate                                       164,335       205,118       173,705
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------
Columbia Floating Rate                                              0        12,760           861
-----------------------------------------------------------------------------------------------------
Columbia Income Opportunities                                       0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities                        43,426        17,762        11,586
-----------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                            2,806,058     2,084,675     1,951,255
-----------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                                8,523         4,188         4,138
-----------------------------------------------------------------------------------------------------
Columbia Money Market                                               0             0             0
-----------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity              306,343       541,939       124,754
-----------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                       139,213       178,570        75,041
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------
Columbia Diversified Bond                                     121,666        95,997       111,876
-----------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                                   1,077             0         3,418
-----------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                                 510             0         1,938
-----------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                                   174             0           724
-----------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                          2,243,590     4,728,940     4,085,552
-----------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                            459,328       649,261       150,374
-----------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                             301,600       378,324         6,631(d)
-----------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                          2,620,808     2,601,029     1,672,775
-----------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                               1,004,079     1,248,108     1,049,954
-----------------------------------------------------------------------------------------------------
RiverSource Balanced                                          203,600       688,814       493,156
-----------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                         9,858        22,351        17,707
-----------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield                          128             0             0
-----------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                             135             0             0
-----------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                                      236             0             0
-----------------------------------------------------------------------------------------------------
Seligman National Municipal                                     2,240             0             0
-----------------------------------------------------------------------------------------------------
Seligman New York Municipal                                       291             0             0
-----------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                                       32,566        12,772         7,434
-----------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                                        2,074         1,327         7,302
-----------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                                          791         1,215         1,206
-----------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                                          457         1,173           948
-----------------------------------------------------------------------------------------------------
Seligman TargETFund Core                                       78,353        26,992        10,913
-----------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 46

                                     TOTAL BROKERAGE COMMISSIONS
-----------------------------------------------------------------------------------------------------
FUND                                                          2009          2008          2007
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income              $         0   $         0   $         0
-----------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan                                 41,731(e)        N/A           N/A
-----------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                                      0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                       2,108,103     3,346,690     3,361,865
-----------------------------------------------------------------------------------------------------
Columbia European Equity                                      189,286       396,474       282,104
-----------------------------------------------------------------------------------------------------
Columbia Frontier                                             157,476       250,561       388,531
-----------------------------------------------------------------------------------------------------
Columbia Global Bond                                            7,292        18,925        17,268
-----------------------------------------------------------------------------------------------------
Columbia Global Equity                                        581,962     1,185,084     1,474,583
-----------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                                 11,397         6,647(f)        N/A
-----------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value                    959,077     1,558,333     1,426,926
-----------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology                         1,319,806     1,747,855     2,082,502
-----------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity                  500,331       514,960       547,910
-----------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth              901,265     1,690,066     1,932,330
-----------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap                  265,317       270,663       353,096
-----------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                              18,370         5,030(f)        N/A
-----------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                        793,899     1,020,584     1,150,182
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                                 315         6,431        19,450
-----------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                         2,752,727     2,165,273     2,813,784
-----------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                                42           684         2,175
-----------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                              1,080        24,531        74,062
-----------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------
Columbia Government Money Market                                    0             0             0
-----------------------------------------------------------------------------------------------------
Columbia Seligman Communications and Information           12,482,079    11,241,475    17,228,966
-----------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                               206,322       236,168       167,912
-----------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                             123,904       240,154       217,466
-----------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                         20,434        32,671        63,034
-----------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real Estate               40,941        82,218       227,752
-----------------------------------------------------------------------------------------------------
Seligman Capital                                              927,607     1,815,753     2,088,716
-----------------------------------------------------------------------------------------------------
Seligman Growth                                             2,228,705     1,627,919     1,428,056
-----------------------------------------------------------------------------------------------------



(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares become publicly available) to April 30, 2009.




(d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.



(e) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.



(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.



Statement of Additional Information - Nov. 29, 2010                      Page 47

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 5. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES


----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2010              2009
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund              $            0(a)      $        0(a)              41%               39%
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                        0(a)               0(a)              39                40
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                       0(a)               0(a)              46                36
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                  0(a)               0(a)              28                35
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                0(a)               0(a)              26                27
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                    0(a)               0(a)              26                34
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate
  Aggressive                                           0(a)               0(a)              28                33
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate
  Conservative                                         0(a)               0(a)              30                29
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity                0(a)               0(a)              25                28
----------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                              0                  0                 41                 5
----------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                        0                  0                 41                23
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------
Columbia Equity Value                         95,868,655            111,080                 30                21
----------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining        42,266,048             35,270                 72               340(b)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity             10,891,991             10,904                 31                36
----------------------------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure         243,972,941            295,680                 11                 4(c)
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                          0(a)               0(a)              53                55
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                          0(a)               0(a)             126                53
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                          0(a)               0(a)              53                52
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                          0(a)               0(a)              52                47
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                          0(a)               0(a)              57                47
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                          0(a)               0(a)              54                48
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                          0(a)               0(a)              55                50
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                          0(a)               0(a)              64                51
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                               0                  0                 94                83
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value        25,296,772             30,410                 80               120
----------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                      0                  0                519(d)            431(d)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                 0                  0                  9                19
----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S.
  Government                                           0                  0                329(d)            217(d)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                 66,349,011             55,087                 23                21
----------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                        6,919,253              9,212                 93                51
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 48

----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2010              2009
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                    $            0         $        0                 68%               84%
----------------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities                          0                  0                 86                81
----------------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities                0                  0                177(f)            160(f)
----------------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative             302,209,602            175,221                 75                61
----------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                       0                  0                101               335(d),(g)
----------------------------------------------------------------------------------------------------------------------
Columbia Money Market                                  0                  0                N/A               N/A
----------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid
  Cap Equity                                  21,380,485             24,466                107               104
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value        6,706,217              7,860                114                98
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                              0                  0                420(d)            371(d)
----------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                          0                  0                 21                33
----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                      0                  0                 19                49
----------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                        0                  0                 12                34
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income           715,949,314            378,675                 34                38
----------------------------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative            17,600,018              4,548                 98                58
----------------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative              4,349,506              1,271                 99                63
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity           490,003,447            491,867                 50                42
----------------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                  1,141,601              1,293                114               136(d)
----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                          58,500,411             32,333                160               189(d)
----------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                0                  0                100               143(d)
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-
  Yield                                                0                  0                 18                63(h)
----------------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                  0                  0                 21                46(h)
----------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                           0                  0                 31                29(h)
----------------------------------------------------------------------------------------------------------------------
Seligman National Municipal                            0                  0                 20               107(h)
----------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                            0                  0                 18                53(h)
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               0                  0                 19                58
----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                               0                  0                  7                13
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               0                  0                 16                16
----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                               0                  0                 24                36
----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                               0                  0                 21                45
----------------------------------------------------------------------------------------------------------------------
                                                                                          2009              2008

----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and
  Income                                               0                  0                 16                39
----------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan               8,232,647(i)          23,202(i)               4(i)              N/A
----------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                         0                  0                 62                82
----------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity        794,301,729          1,895,074                149               133
----------------------------------------------------------------------------------------------------------------------

Columbia European Equity                     113,984,459            144,742                154               180
----------------------------------------------------------------------------------------------------------------------

Columbia Frontier                            142,448,732             47,004                162               156
----------------------------------------------------------------------------------------------------------------------
Columbia Global Bond                                   0                  0                 69                75
----------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                       300,110,709            477,223                 81                97
----------------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                 4,801,721              7,937                133                36(j)
----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 49

----------------------------------------------------------------------------------------------------------------------
                                            BROKERAGE DIRECTED FOR RESEARCH*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2009              2008
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International
  Value                                   $   33,502,807         $   17,102                 63%               40%
----------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology        2,739,223,355            460,483                150               171
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International
  Equity                                       8,041,109              2,162                 85                61
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International
  Select Growth                               83,531,533             99,348                 90                85
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners International
  Small Cap                                       95,857                 63                174                87
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income              6,599,033             11,416                 45                10(j)
----------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity       536,939,110            737,307                 97                78
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity          454,152,183            799,318                126                76
----------------------------------------------------------------------------------------------------------------------
RiverSource AMT-Free Tax-Exempt Bond                   0                  0                 29                37
----------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                    0                  0                 26                36
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                     0                  0                 30                37
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------
Columbia Government Money Market                     N/A                N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value               69,507,890             68,240                 24                28
----------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value              1,444,931              5,200                  7                16
----------------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and
  Information                              1,115,825,859          2,102,493                150               133
----------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                 0                  0                 83                62
----------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend
  Real Estate                                          0                  0                 87                77
----------------------------------------------------------------------------------------------------------------------
Seligman Capital                              20,147,615             37,667                139               229
----------------------------------------------------------------------------------------------------------------------
Seligman Growth                              843,145,024          1,192,083                142               241
----------------------------------------------------------------------------------------------------------------------




      * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.
    (a) The underlying funds may have directed transactions to firms in exchange for research services.
    (b) Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.
    (c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

    (d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 286% and 199% for RiverSource Short Duration U.S. Government Fund and 246% and 162% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2010 and 2009, respectively; 229% and 184% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2010 and 2009, respectively; 220% for Columbia Limited Duration Credit Fund for the fiscal period ended July 31, 2009; 93% and 110% for RiverSource Balanced Fund, 113% and 116% for Columbia Strategic Allocation Fund and 97% and 112% for RiverSource Strategic Income Allocation Fund for the fiscal periods ended Sept. 30, 2010 and 2009, respectively.

    (e) A significant portion of the turnover was the result of "roll" transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.
    (f) The fund's turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.
    (g) The turnover was a result of a combination of a change in the investment strategy and the growth of the fund. The fund experienced high net inflows in the second quarter of 2009, increasing the NAV.



    (h) The fund's turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the second quarter of 2009, and additionally for Seligman National Municipal, mergers of 14 state-specific Seligman Municipal Funds during the period into the Fund.


    (i) For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.


    (j) For the period from Aug. 1, 2008 (when the Fund became available) to Oct. 31, 2008.



Statement of Additional Information - Nov. 29, 2010                      Page 50

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 6. SECURITIES OF REGULAR BROKERS OR DEALERS


                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                      None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                   None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive             None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative           None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate               None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive    None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Conservative  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity           None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                         Ameriprise Financial                           $    147,339
                                                  -------------------------------------------------------------------
                                                  Charles Schwab                                      199,837
                                                  -------------------------------------------------------------------
                                                  Citigroup                                           825,442
                                                  -------------------------------------------------------------------
                                                  E*Trade Financial                                    48,192
                                                  -------------------------------------------------------------------
                                                  Franklin Resources                                  216,282
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                                 983,038
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              1,947,078
                                                  -------------------------------------------------------------------
                                                  Legg Mason                                           41,068
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                      489,323
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group                        347,103
---------------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                   Investment Technology Group                         932,730
                                                  -------------------------------------------------------------------
                                                  LaBranche & Co.                                     159,627
                                                  -------------------------------------------------------------------
                                                  optionsXpress                                       645,578
                                                  -------------------------------------------------------------------
                                                  Piper Jaffray Companies                             677,351
                                                  -------------------------------------------------------------------
                                                  Stifel Financial                                  1,463,301
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------
Columbia Equity Value                             Goldman Sachs Group                              11,067,062
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             13,784,298
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,911,083
---------------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining            None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure              None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 51

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                          Lehman Brothers Holdings*                      $  1,322,250
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value            Raymond James Financial                           1,696,199
---------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                 Bear Stearns Asset Backed Securities
                                                  Trust                                               339,729
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mtge
                                                  Securities                                        3,164,927
                                                  -------------------------------------------------------------------
                                                  ChaseFlex Trust                                     398,308
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.               1,106,996
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Mortgage Capital Ctfs               7,823,287
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities Corp.                      6,427,923
                                                  -------------------------------------------------------------------
                                                  Jefferies & Co.                                   2,284,896
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mtge
                                                  Securities                                          990,893
                                                  -------------------------------------------------------------------
                                                  JPMorgan Mtge Trust                                 667,343
                                                  -------------------------------------------------------------------
                                                  JPMorgan Reremic                                    534,987
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value            Goldman Sachs Group, Inc.                         3,039,588
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              2,342,740
---------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government        Bear Stearns Asset Backed Securities
                                                  Trust                                               782,912
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mtge
                                                  Securities                                        1,607,987
                                                  -------------------------------------------------------------------
                                                  Citigroup Funding                                18,414,224
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.               3,441,463
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Mortgage Capital Ctfs               7,919,291
                                                  -------------------------------------------------------------------
                                                  CS First Boston Mtge Securities                     968,402
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                               7,829,724
                                                  -------------------------------------------------------------------
                                                  Jefferies & Co.                                   1,062,793
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mtge
                                                  Securities                                        3,998,961
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              2,966,688
                                                  -------------------------------------------------------------------
                                                  JPMorgan Mtge Trust                               2,196,977
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    8,350,389
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital I                          4,934,943
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                     Goldman Sachs Group                               8,911,501
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              5,407,407
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   10,581,853
---------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                           None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                            Nuveen Investments                                  887,000
---------------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities                     E*TRADE Financial                                 4,180,938
---------------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities           Jefferies & Co.                                     925,026
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                  2,711,440
---------------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                  Citigroup                                        89,448,117
                                                  -------------------------------------------------------------------
                                                  Franklin Resources                               10,199,918
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                              18,407,431
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group                     55,870,310
---------------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit                  Citigroup                                         4,988,135
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                               5,629,686
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              4,363,771
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings*                            95,700
                                                  -------------------------------------------------------------------
                                                  Merrill Lynch & Co.                                 856,523
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    5,284,355
---------------------------------------------------------------------------------------------------------------------

Columbia Money Market                             Citigroup Funding                               100,983,942
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             87,793,771
---------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 52

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity  Investment Technology Group                    $     93,176
                                                  -------------------------------------------------------------------
                                                  Jefferies Group, Inc.                                76,613
                                                  -------------------------------------------------------------------
                                                  Knight Capital Group Cl A                           342,359
                                                  -------------------------------------------------------------------
                                                  optionsXpress Holdings                              113,864
                                                  -------------------------------------------------------------------
                                                  Raymond James Financial                           1,524,868
---------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value           Knight Capital Group Cl A                           251,175
                                                  -------------------------------------------------------------------
                                                  Westwood Holdings Group                             104,596
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                         Bear Stearns Adjustable Rate Mortgage
                                                  Trust                                             5,214,463
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Alt-A Trust                             22,769
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Asset-Backed Securities
                                                  Trust                                             3,855,171
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mortgage
                                                  Securities                                        2,278,870
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Mortgage Funding Trust                 680,868
                                                  -------------------------------------------------------------------
                                                  ChaseFlex Trust                                   1,470,112
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                  44,244,737
                                                  -------------------------------------------------------------------
                                                  Citigroup Commercial Mortgage Trust               3,387,078
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                   25,824,909
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.              37,740,867
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Mortgage Capital
                                                  Certificates                                     59,851,574
                                                  -------------------------------------------------------------------
                                                  Credit Suisse First Boston Mortgage
                                                  Securities Corp.                                 15,808,795
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities Corp. II                  46,506,875
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                    37,320,156
                                                  -------------------------------------------------------------------
                                                  Jefferies & Co., Inc.                             6,723,914
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             41,539,862
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities Corp.                                104,835,640
                                                  -------------------------------------------------------------------
                                                  JPMorgan Mortgage Trust                           3,844,284
                                                  -------------------------------------------------------------------
                                                  JPMorgan Remeric                                  4,562,368
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                 35,858,704
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings, Inc.*                   2,204,363
                                                  -------------------------------------------------------------------
                                                  Merrill Lynch Mortgage Trust                      1,656,762
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   36,602,643
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital I                         16,918,724
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Reremic Trust                     50,927,555
---------------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt                     None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                   None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                The Goldman Sachs Group, Inc.                    89,866,879
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                            108,516,784
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   58,963,161
---------------------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative                Franklin Resources, Inc.                          2,794,152
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                    12,973,453
---------------------------------------------------------------------------------------------------------------------

Columbia Large Value Quantitative                 Citigroup, Inc.                                   1,992,549
                                                  -------------------------------------------------------------------
                                                  Franklin Resources, Inc.                          1,624,238
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             10,305,549
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    1,373,146
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group, Inc.                4,267,366
---------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity                None                                                    N/A
---------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 53

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                     Arlington Asset Investment Corp.               $    219,114
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                  15,439,449
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                      188,494
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Group                                 829,354
                                                  -------------------------------------------------------------------
                                                  E*TRADE Financial Corp.                             332,338
                                                  -------------------------------------------------------------------
                                                  Franklin Resources, Inc.                          2,361,742
                                                  -------------------------------------------------------------------
                                                  Goldman, Sachs & Co.                              1,000,000
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                     8,932,874
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities II                           905,693
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              6,124,435
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities                                        2,077,211
                                                  -------------------------------------------------------------------
                                                  Knight Capital Group Class A                        297,501
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                    600,961
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,217,346
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital 1                          1,340,760
                                                  -------------------------------------------------------------------
                                                  PNC Financial Services Group, Inc.                6,759,929
                                                  -------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                              Bear Stearns Adjustable Rate Mortgage
                                                  Trust                                               707,108
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Alt-A Trust                             12,628
                                                  -------------------------------------------------------------------
                                                  Bear Stearns Commercial Mortgage
                                                  Securities                                          105,526
                                                  -------------------------------------------------------------------
                                                  ChaseFlex Trust                                     886,530
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                   1,235,297
                                                  -------------------------------------------------------------------
                                                  Citigroup Commercial Mortgage Trust                 378,416
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                    1,070,537
                                                  -------------------------------------------------------------------
                                                  Citigroup Mortgage Loan Trust, Inc.               1,530,851
                                                  -------------------------------------------------------------------
                                                  Credit Suisse First Boston Mortgage
                                                  Securities Corp.                                    523,062
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities Corp. II                     981,482
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                     8,362,089
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                             11,530,111
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities                                        4,481,936
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                  2,374,648
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings, Inc.*                     184,475
                                                  -------------------------------------------------------------------
                                                  Merrill Lynch Mortgage Trust                        139,461
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,321,554
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital 1                          1,603,837
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Remeric Trust                      2,953,553
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Resecuritization Trust               446,286
---------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 54

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation           Bear Stearns Commercial Mortgage
                                                  Securities                                     $    688,490
                                                  -------------------------------------------------------------------
                                                  Citigroup, Inc.                                     780,000
                                                  -------------------------------------------------------------------
                                                  Citigroup/Deutsche Bank Commercial
                                                  Mortgage Trust                                    1,037,930
                                                  -------------------------------------------------------------------
                                                  Credit Suisse First Boston Mortgage
                                                  Securities Corp.                                    818,019
                                                  -------------------------------------------------------------------
                                                  E*TRADE Financial Corp.                           1,101,888
                                                  -------------------------------------------------------------------
                                                  The Goldman Sachs Group, Inc.                       790,509
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                                510,692
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities                                          611,116
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings, Inc.*                      21,150
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    1,776,142
                                                  -------------------------------------------------------------------
                                                  Nuveen Investments, Inc.                            101,120
---------------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield          None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality             None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                      None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman National Municipal                       None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                       None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                          None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                          None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                          None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                          None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                          None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income      GS Mortgage Securities II                         2,719,948
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings*                           100,800
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Dean Witter Capital I                428,016
---------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan                    None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond                    Morgan Stanley                                    2,351,866
---------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity             None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

Columbia European Equity                          Credit Suisse Group                               2,058,583
---------------------------------------------------------------------------------------------------------------------

Columbia Frontier                                 Affiliated Managers Group                           380,940
                                                  -------------------------------------------------------------------
                                                  Piper Jaffray Companies                             171,643
                                                  -------------------------------------------------------------------
                                                  Stifel Financial                                    244,212
---------------------------------------------------------------------------------------------------------------------

Columbia Global Bond                              Bear Stearns Commercial Mortgage
                                                  Securities                                          237,337
                                                  -------------------------------------------------------------------
                                                  Citigroup                                         1,003,392
                                                  -------------------------------------------------------------------
                                                  Citigroup Commercial Mortgage Trust               1,581,548
                                                  -------------------------------------------------------------------
                                                  CS First Boston Mortgage Securities                 595,440
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                               1,188,323
                                                  -------------------------------------------------------------------
                                                  GS Mortgage Securities II                         1,102,326
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase Commercial Mortgage
                                                  Securities                                        1,702,095
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                                770,873
                                                  -------------------------------------------------------------------
                                                  LB-UBS Commercial Mortgage Trust                  1,501,910
                                                  -------------------------------------------------------------------
                                                  Lehman Brothers Holdings*                           212,850
                                                  -------------------------------------------------------------------
                                                  Merrill Lynch & Co.                                 366,682
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   11,964,651
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley Capital I                          1,334,954
---------------------------------------------------------------------------------------------------------------------

Columbia Global Equity                            Citigroup Commercial Mortgage Trust               6,721,641
                                                  -------------------------------------------------------------------
                                                  Credit Suisse Mortgage Capital
                                                  Certificates                                      2,352,116
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                               5,039,414
                                                  -------------------------------------------------------------------
                                                  JPMorgan Chase & Co.                              9,925,220
---------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 55

                                                                                         VALUE OF SECURITIES OWNED AT
FUND                                              ISSUER                                     END OF FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                    Citigroup                                      $     64,732
                                                  -------------------------------------------------------------------
                                                  Goldman Sachs Group                                 119,119
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value        Citigroup Funding                                 6,997,755
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                   20,000,000
---------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology               None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity      Credit Suisse Mortgage Capital
                                                  Certificates                                      3,138,369
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth  Credit Suisse Group                               4,008,753
---------------------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap      None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity            Credit Suisse Group                               7,751,291
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity               E*TRADE Financial                                 3,797,720
                                                  -------------------------------------------------------------------
                                                  Legg Mason                                        2,696,490
---------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt               None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Government Money Market                  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and Information  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                   JPMorgan Chase & Co.                              8,334,000
                                                  -------------------------------------------------------------------
                                                  Morgan Stanley                                    7,340,800
---------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                 None                                                    N/A
---------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate            None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real Estate  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman Capital                                  None                                                    N/A
---------------------------------------------------------------------------------------------------------------------
Seligman Growth                                   Goldman Sachs Group                               9,455,040
---------------------------------------------------------------------------------------------------------------------



     * Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.


Statement of Additional Information - Nov. 29, 2010                      Page 56

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

     TABLE 7. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES


                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder     None               --            --           --           --         $    0        $  0(a)
Fund
--------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder     None               --            --           --           --              0           0(a)
Fund II
--------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder     None               --            --           --           --              0           0(a)
Fund III
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --            --           --           --              0           0
Aggressive
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --            --           --           --              0           0
Conservative
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --            --           --           --              0           0
Moderate
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --            --           --           --              0           0
Moderate Aggressive
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --            --           --           --              0           0
Moderate Conservative
--------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder  None               --            --           --           --              0           0
Total Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index   None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Small Company   None               --            --           --           --              0           0
Index
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Equity Value       None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Precious        None               --            --           --           --              0           0
Metals and Mining
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 57

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian  None               --            --           --           --         $    0        $  0(b)
Equity
--------------------------------------------------------------------------------------------------------------------------
Columbia Recovery and       None               --            --           --           --              0(c)      N/A
Infrastructure
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2010
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2015
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2020
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2025
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2030
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2035
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2040
--------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus    None               --            --           --           --              0           0
2045
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond    None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor      None               --            --           --           --              0           0
Small Cap Value
--------------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government    None               --            --           --           --              0           0
Mortgage
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        None               --            --           --           --              0           0
Fundamental Value
--------------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration  None               --            --           --           --              0           0
U.S. Government
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------
Columbia Dividend                              --            --           --           --              0           0
Opportunity                 None
--------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate     None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 58

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate      None               --            --           --           --         $    0        $  0
--------------------------------------------------------------------------------------------------------------------------
Columbia Income             None               --            --           --           --              0           0
Opportunities
--------------------------------------------------------------------------------------------------------------------------
Columbia Inflation          None               --            --           --           --              0           0
Protected Securities
--------------------------------------------------------------------------------------------------------------------------
Columbia Large Core         None                                                                       0           0
Quantitative
--------------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration   None               --            --           --           --              0           0
Credit
--------------------------------------------------------------------------------------------------------------------------
Columbia Money Market       None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --            --           --           --              0           0
Small and Mid Cap Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined     None               --            --           --           --              0           0
Small
Cap Value
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond   None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-     None               --            --           --           --              0           0
Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource California      None               --            --           --           --              0           0
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-   None               --            --           --           --              0           0
Exempt
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Columbia Diversified        None               --            --           --           --              0           0
Equity Income
--------------------------------------------------------------------------------------------------------------------------
Columbia Large Growth       None               --            --           --           --              0           0
Quantitative
--------------------------------------------------------------------------------------------------------------------------
Columbia Large Value        None               --            --           --           --              0           0(d)
Quantitative
--------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value      None               --            --           --           --              0           0
Opportunity
--------------------------------------------------------------------------------------------------------------------------
Columbia Strategic          None               --            --           --           --              0           0
Allocation
--------------------------------------------------------------------------------------------------------------------------

RiverSource Balanced        None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic       None               --            --           --           --              0           0
Income Allocation
--------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 59

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2010                                    2009         2008
--------------------------------------------------------------------------------------------------------------------------
Seligman California         None               --            --           --           --         $    0        $  0
Municipal High-Yield
--------------------------------------------------------------------------------------------------------------------------
Seligman California         None               --            --           --           --              0           0
Municipal Quality
--------------------------------------------------------------------------------------------------------------------------
Seligman Minnesota          None               --            --           --           --              0           0
Municipal
--------------------------------------------------------------------------------------------------------------------------
Seligman National           None               --            --           --           --              0           0
Municipal
--------------------------------------------------------------------------------------------------------------------------
Seligman New York           None               --            --           --           --              0           0
Municipal
--------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015    None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025    None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035    None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045    None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core    None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return    None               --            --           --           --              0           0
Currency and Income
--------------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-   None(e)            --            --           --           --            N/A         N/A
Japan
--------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets   None               --            --           --           --              0           0
Bond
--------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets   None               --            --           --           --              0           0
Opportunity
--------------------------------------------------------------------------------------------------------------------------

Columbia European Equity    None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------

Columbia Frontier           None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Columbia Global Bond        None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------

Columbia Global Equity      None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended    None               --            --           --           --              0(f)      N/A
Alpha
--------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor      Sanford            (1)         $  0           --           --          1,677           0
International Value         Bernstein
--------------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global    None               --            --           --           --              0           0
Technology
--------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined     None               --            --           --           --              0           0
International Equity
--------------------------------------------------------------------------------------------------------------------------
RiverSource Partners        Merrill            (2)          585         0.27%        0.42%             0           0
International Select        Lynch
Growth                      Capital
                            Markets
--------------------------------------------------------------------------------------------------------------------------

RiverSource Partners        None               --            --           --           --              0           0
International Small Cap
--------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 60

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2009                                    2008         2007
--------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity  None               --            --           --           --         $    0(f)      N/A
Income
--------------------------------------------------------------------------------------------------------------------------
Threadneedle International  None               --            --           --           --              0        $  0
Opportunity
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-      None               --            --           --           --              0           0
Exempt Bond
--------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth                        --            --           --           --              0           0
Opportunity                 None
--------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate    None               --            --           --           --              0           0
Tax-Exempt
--------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt      None               --            --           --           --              0           0
High Income
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------
Columbia Government Money   None               --            --           --           --              0           0
Market
--------------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap   None               --            --           --           --              0           0
Value
--------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-    None               --            --           --           --              0           0
Cap Value
--------------------------------------------------------------------------------------------------------------------------

Columbia Seligman           None               --            --           --           --              0           0
Communications and
Information
--------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global  None               --            --           --           --              0           0
Real Estate
--------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle         None               --            --           --           --              0           0
Monthly Dividend Real
Estate
--------------------------------------------------------------------------------------------------------------------------

Seligman Capital            None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------
Seligman Growth             None               --            --           --           --              0           0
--------------------------------------------------------------------------------------------------------------------------



    (1) Affiliate of AllianceBernstein L.P., a subadviser.
    (2) Affiliate of Columbia Wanger Asset Management, L.P., a subadviser.
    (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
    (b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
    (c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.



    (d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.



    (e) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.



    (f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.



Statement of Additional Information - Nov. 29, 2010                      Page 61

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

                          TABLE 8. VALUING FUND SHARES


FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund
     Class A                                   $  191,609,144         19,630,870                $ 9.76
     Class B                                       24,940,436          2,547,850                  9.79
     Class C                                       12,407,352          1,267,551                  9.79
     Class R4                                           9,771              1,000                 9.774
-----------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II
     Class A                                      336,673,414         35,567,971                  9.47
     Class B                                       35,116,660          3,701,134                  9.49
     Class C                                       15,534,369          1,636,863                  9.49
     Class R4                                          18,248              1,926                  9.47
-----------------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III
     Class A                                      169,340,312         17,933,995                  9.44
     Class B                                       17,093,815          1,803,903                  9.48
     Class C                                        8,762,187            925,152                  9.47
     Class R4                                          36,268              3,844                  9.43
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Aggressive
     Class A                                      411,905,718         47,812,554                  8.62
     Class B                                       69,631,727          8,121,597                  8.57
     Class C                                       26,852,423          3,157,443                  8.50
     Class R4                                         391,084             45,318                  8.63
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Conservative
     Class A                                      188,324,159         19,284,494                  9.77
     Class B                                       38,996,195          4,007,171                  9.73
     Class C                                       18,361,827          1,886,873                  9.73
     Class R4                                          68,268              7,043                  9.69
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
     Class A                                      936,670,111         99,022,922                  9.46
     Class B                                      163,374,895         17,355,229                  9.41
     Class C                                       60,532,854          6,431,212                  9.41
     Class R4                                         221,015             23,381                  9.45
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Aggressive
     Class A                                      848,711,038         93,990,508                  9.03
     Class B                                      143,830,084         16,003,632                  8.99
     Class C                                       44,907,699          5,004,198                  8.97
     Class R4                                         842,067             93,149                  9.04
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Conservative
     Class A                                      335,708,725         34,921,226                  9.61
     Class B                                       60,124,214          6,274,529                  9.58
     Class C                                       26,207,827          2,735,790                  9.58
     Class R4                                          28,861              3,017                  9.57
-----------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity
     Class A                                      348,269,405         42,472,580                  8.20
     Class B                                       56,041,391          6,869,051                  8.16
     Class C                                       25,712,743          3,180,656                  8.08
     Class R4                                         227,529             27,657                  8.23
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 62

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index
     Class A**                                 $   21,534,109          6,062,565                $ 3.55
     Class Z**                                    100,496,276         28,199,115                  3.56
-----------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index
     Class A                                      328,913,706         84,403,946                  3.90
     Class B                                       43,947,939         14,032,865                  3.13
     Class R4                                       6,632,993          1,640,892                  4.04
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
Columbia Equity Value
     Class A                                      681,073,286         70,741,844                  9.63
     Class B                                       50,132,060          5,184,913                  9.67
     Class C                                        4,895,038            512,462                  9.55
     Class I                                       18,363,036          1,905,271                  9.64
     Class R                                           30,124              3,129                  9.63
     Class R3                                         183,254             19,014                  9.64
     Class R4                                      10,092,743          1,046,026                  9.65
     Class R5                                           6,508                676                  9.63
     Class W                                            3,658                380                  9.63
-----------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining
     Class A                                      133,459,266         10,925,790                 12.22
     Class B                                       13,809,631          1,240,361                 11.13
     Class C                                        4,233,101            389,141                 10.88
     Class I                                           12,268                989                 12.40
     Class R4                                         177,328             14,319                 12.38
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity
     Class A                                       33,365,848          2,185,314                $15.27
     Class B                                        1,401,883             92,764                 15.11
     Class C                                        2,405,895            159,728                 15.06
     Class I                                        4,324,899            281,691                 15.35
     Class R5                                           7,670                500                 15.34
-----------------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure
     Class A                                      438,673,229         22,317,277                 19.66
     Class B                                       21,596,850          1,108,701                 19.48
     Class C                                       27,986,758          1,436,501                 19.48
     Class I                                      117,332,774          5,939,737                 19.75
     Class R                                           80,728              4,127                 19.56
     Class R3                                          19,621              1,000                 19.62
     Class R4                                         623,844             31,702                 19.68
     Class R5                                          59,600              3,020                 19.74
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2010
     Class A                                        3,004,756            352,192                  8.53
     Class R                                            3,994                468                  8.53
     Class R3                                           3,994                468                  8.53
     Class R4                                           3,996                468                  8.54
     Class R5                                           3,998                468                  8.54
     Class Y                                        5,248,330            614,374                  8.54
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015
     Class A                                        5,097,950            597,650                  8.53
     Class R                                            3,973                465                  8.54
     Class R3                                           3,973                465                  8.54
     Class R4                                           3,975                465                  8.55
     Class R5                                           3,981                465                  8.56
     Class Y                                       16,572,401          1,937,035                  8.56
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 63

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020
     Class A                                   $    5,667,643            702,748                $ 8.06
     Class R                                           78,158              9,696                  8.06
     Class R3                                           3,759                464                  8.10
     Class R4                                           3,760                464                  8.10
     Class R5                                           3,765                464                  8.11
     Class Y                                       17,797,248          2,195,426                  8.11
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025
     Class A                                        3,282,520            407,390                  8.06
     Class R                                           22,706              2,823                  8.04
     Class R3                                           3,768                466                  8.09
     Class R4                                           3,778                465                  8.12
     Class R5                                           3,778                465                  8.12
     Class Y                                       23,159,563          2,856,811                  8.11
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030
     Class A                                        3,128,008            387,287                  8.08
     Class R                                           11,770              1,457                  8.08
     Class R3                                           3,744                464                  8.07
     Class R4                                           3,752                464                  8.09
     Class R5                                           3,757                464                  8.10
     Class Y                                       22,379,892          2,763,842                  8.10
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035
     Class A                                        1,956,294            244,856                  7.99
     Class R                                            3,735                467                  8.00
     Class R3                                           3,739                467                  8.01
     Class R4                                           3,740                467                  8.01
     Class R5                                           3,746                467                  8.02
     Class Y                                       17,305,186          2,157,431                  8.02
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040
     Class A                                        1,741,154            224,227                  7.77
     Class R                                           11,120              1,430                  7.78
     Class R3                                          35,194              4,525                  7.78
     Class R4                                           3,616                464                  7.79
     Class R5                                           3,621                464                  7.80
     Class Y                                       12,213,457          1,565,039                  7.80
-----------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2045
     Class A                                        1,471,608            185,478                  7.93
     Class R                                            4,460                562                  7.94
     Class R3                                           3,702                466                  7.94
     Class R4                                          13,137              1,653                  7.95
     Class R5                                           3,708                466                  7.96
     Class Y                                       11,614,891          1,459,211                  7.96
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond
     Class A                                    1,192,635,686        457,046,893                  2.61
     Class B                                       91,104,344         34,942,309                  2.61
     Class C                                       70,488,596         27,193,543                  2.59
     Class I                                      144,202,631         55,371,206                  2.60
     Class R                                        5,689,581          2,174,204                  2.62
     Class R3                                       4,003,157          1,526,132                  2.62
     Class R4                                      43,405,874         16,621,906                  2.61
     Class R5                                       7,957,720          3,054,300                  2.61
     Class W                                      100,226,537         38,706,595                  2.59
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 64

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value
     Class A                                   $  277,383,581         56,445,589                $ 4.91
     Class B                                       62,403,783         13,736,068                  4.54
     Class C                                        7,765,256          1,704,900                  4.55
     Class I                                       43,814,661          8,585,111                  5.10
     Class R                                          679,273            138,536                  4.90
     Class R3                                         439,854             88,320                  4.98
     Class R4                                         370,250             73,789                  5.02
     Class R5                                      11,078,515          2,197,207                  5.04
-----------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage
     Class A                                       80,371,258         15,588,925                  5.16
     Class B                                       17,619,412          3,416,007                  5.16
     Class C                                        5,217,051          1,011,314                  5.16
     Class I                                      132,494,594         25,723,583                  5.15
     Class R4                                          85,125             16,536                  5.15
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value
     Class A                                      307,057,850         70,426,307                  4.36
     Class B                                       51,870,545         12,425,795                  4.17
     Class C                                        8,227,996          1,965,058                  4.19
     Class I                                      174,554,927         39,571,435                  4.41
     Class R4                                         153,322             34,916                  4.39
-----------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government
     Class A                                      488,090,547        102,802,359                  4.75
     Class B                                       66,777,148         14,065,529                  4.75
     Class C                                       27,832,188          5,862,287                  4.75
     Class I                                       67,563,272         14,218,020                  4.75
     Class R                                        2,999,953            631,892                  4.75
     Class R4                                       4,709,513            991,519                  4.75
     Class W                                            4,996              1,053                  4.74
-----------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity
     Class A                                      883,208,464        139,966,191                  6.31
     Class B                                       68,144,709         10,871,463                  6.27
     Class C                                       21,354,419          3,418,234                  6.25
     Class I                                      165,701,325         26,198,041                  6.32
     Class R                                          196,428             31,069                  6.32
     Class R3                                           4,127                653                  6.32
     Class R4                                       1,455,755            230,050                  6.33
     Class R5                                         968,152            152,954                  6.33
     Class W                                            3,592                568                  6.32
-----------------------------------------------------------------------------------------------------------------

RiverSource Real Estate
     Class A                                       52,648,116          5,701,458                  9.23
     Class B                                        6,533,282            713,272                  9.16
     Class C                                        1,396,367            152,727                  9.14
     Class I                                      131,165,236         14,173,209                  9.25
     Class R4                                          60,555              6,587                  9.19
     Class W                                            2,528                275                  9.19
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Floating Rate
     Class A                                      226,172,173         26,483,112                  8.54
     Class B                                        9,928,119          1,161,939                  8.54
     Class C                                       21,210,203          2,483,252                  8.54
     Class I                                      101,982,065         11,945,601                  8.54
     Class R4                                         178,181             20,812                  8.56
     Class R5                                           4,760                556                  8.56
     Class W                                            4,246                497                  8.54
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 65

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities
     Class A                                   $  498,802,615         51,300,169                $ 9.72
     Class B                                       29,050,926          2,989,075                  9.72
     Class C                                       60,481,511          6,224,222                  9.72
     Class I                                      182,941,408         18,794,063                  9.73
     Class R4                                         403,599             41,375                  9.75
     Class R5                                           5,068                521                  9.73
-----------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities
     Class A                                      297,826,817         28,749,837                 10.36
     Class B                                       14,961,461          1,445,877                 10.35
     Class C                                       17,160,807          1,658,844                 10.35
     Class I                                      184,100,334         17,768,869                 10.36
     Class R                                        1,474,003            142,411                 10.35
     Class R4                                          79,085              7,639                 10.35
     Class R5                                           5,139                496                 10.36
     Class W                                      100,345,459          9,690,622                 10.35
-----------------------------------------------------------------------------------------------------------------

Columbia Large Core Quantitative
     Class A                                    2,688,843,397        567,423,999                  4.74
     Class B                                      153,325,657         32,554,969                  4.71
     Class C                                       21,982,264          4,714,140                  4.66
     Class I                                      314,250,741         65,856,337                  4.77
     Class R                                        2,193,578            463,276                  4.73
     Class R3                                           6,033              1,273                  4.74
     Class R4                                     162,518,882         34,154,804                  4.76
     Class R5                                      24,848,139          5,229,982                  4.75
     Class W                                      373,927,157         79,042,111                  4.73
-----------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit
     Class A                                      392,689,453         39,500,738                  9.94
     Class B                                       11,562,307          1,163,439                  9.94
     Class C                                       49,324,257          4,964,675                  9.94
     Class I                                      126,851,810         12,755,538                  9.94
     Class R4                                         540,555             54,240                  9.97
     Class W                                            5,096                512                  9.95
-----------------------------------------------------------------------------------------------------------------

Columbia Money Market
     Class A                                    2,528,588,079      2,528,587,497                  1.00
     Class B                                       33,926,741         33,926,744                  1.00
     Class C                                        7,909,529          7,909,540                  1.00
     Class I                                       27,174,833         27,174,915                  1.00
     Class R                                            2,500              2,500                  1.00
     Class R5                                         725,626            725,628                  1.00
     Class W                                       34,576,967         34,577,375                  1.00
     Class Y                                       26,190,282         26,190,329                  1.00
     Class Z                                       19,816,215         19,816,218                  1.00
-----------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap
  Equity
     Class A                                        9,570,996          1,291,322                  7.41
     Class B                                          586,284             81,313                  7.21
     Class C                                          205,141             28,435                  7.21
     Class I                                       27,121,153          3,643,387                  7.44
     Class R4                                           8,952              1,206                  7.42
     Class W                                      104,872,014         14,205,922                  7.38
-----------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value
     Class A                                        3,483,311            441,264                  7.89
     Class B                                          141,730             18,276                  7.75
     Class C                                          120,243             15,510                  7.75
     Class I                                       47,679,790          6,023,250                  7.92
     Class R                                            3,587                455                  7.88
     Class R3                                           5,300                672                  7.89
     Class R4                                           7,899              1,000                  7.90
     Class R5                                           3,599                455                  7.91
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 66

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond
     Class A                                   $3,258,076,487        642,678,449                $ 5.07
     Class B                                      116,363,532         22,963,835                  5.07
     Class C                                       61,700,918         12,168,343                  5.07
     Class I                                    1,021,032,051        201,137,653                  5.08
     Class R2                                       1,040,372            204,835                  5.08
     Class R3                                          11,200              2,207                  5.07
     Class R4                                      74,983,846         14,807,342                  5.06
     Class R5                                         237,004             46,821                  5.06
     Class W                                      525,188,670        103,547,472                  5.07
-----------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt
     Class A                                      329,334,780         60,200,883                  5.47
     Class B                                        5,767,557          1,053,321                  5.48
     Class C                                       20,225,454          3,696,926                  5.47
-----------------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt
     Class A                                      150,279,608         29,127,363                  5.16
     Class B                                        1,787,095            346,584                  5.16
     Class C                                        3,499,880            677,462                  5.17
-----------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt
     Class A                                       52,428,136         10,220,753                  5.13
     Class B                                        1,330,181            259,423                  5.13
     Class C                                        1,038,696            202,525                  5.13
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income
     Class A                                    3,516,017,269        389,395,539                  9.03
     Class B                                      246,456,142         27,221,768                  9.05
     Class C                                       66,504,755          7,373,898                  9.02
     Class I                                      213,082,965         23,613,488                  9.02
     Class R                                       10,506,228          1,168,068                  8.99
     Class R3                                     103,577,188         11,487,624                  9.02
     Class R4                                     217,778,940         24,100,425                  9.04
     Class R5                                      60,155,529          6,658,624                  9.03
     Class W                                            3,262                361                  9.04
     Class Z                                            2,502                277                  9.03
-----------------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative
     Class A                                      343,147,336         41,220,512                  8.32
     Class B                                        2,567,787            312,466                  8.22
     Class C                                        1,676,234            203,894                  8.22
     Class I                                      228,157,694         27,114,466                  8.41
     Class R                                            8,367              1,000                  8.37
     Class R4                                           8,391              1,000                  8.39
     Class W                                      176,537,944         21,144,075                  8.35
     Class Z                                            2,500                297                  8.42
-----------------------------------------------------------------------------------------------------------------

Columbia Large Value Quantitative
     Class A                                        3,009,345            367,645                  8.19
     Class B                                          225,501             27,754                  8.12
     Class C                                           93,969             11,609                  8.09
     Class I                                       69,800,213          8,484,965                  8.23
     Class R                                            8,174              1,000                  8.17
     Class R4                                          14,880              1,814                  8.20
     Class W                                      173,685,076         21,218,876                  8.19
     Class Z                                            2,501                304                  8.23
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 67

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity
     Class A                                   $1,324,861,234        190,828,987                $ 6.94
     Class B                                       92,369,516         13,858,019                  6.67
     Class C                                       45,316,976          6,804,993                  6.66
     Class I                                      117,621,210         16,645,131                  7.07
     Class R                                       16,531,042          2,401,189                  6.88
     Class R3                                      67,911,361          9,816,068                  6.92
     Class R4                                     389,349,450         55,711,660                  6.99
     Class R5                                     139,751,259         19,946,983                  7.01
     Class W                                            3,543                506                  7.00
     Class Z                                            2,524                357                  7.07
-----------------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation
     Class A                                      945,595,394        104,846,576                  9.02
     Class B                                       74,220,445          8,307,991                  8.93
     Class C                                       36,613,825          4,121,060                  8.88
     Class I                                            3,911                434                  9.01
     Class R                                            3,911                434                  9.01
     Class R4                                         415,695             46,005                  9.04
     Class Z                                            2,506                278                  9.01
-----------------------------------------------------------------------------------------------------------------

RiverSource Balanced
     Class A                                      533,192,271         56,904,635                  9.37
     Class B                                       12,294,194          1,318,973                  9.32
     Class C                                        9,020,576            970,289                  9.30
     Class R                                           41,338              4,407                  9.38
     Class R4                                      49,539,635          5,286,958                  9.37
     Class R5                                           9,921              1,059                  9.37
-----------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation
     Class A                                      315,223,826         30,771,380                 10.24
     Class B                                       22,688,163          2,214,163                 10.25
     Class C                                       20,022,743          1,955,754                 10.24
     Class R                                            5,501                537                 10.24
     Class R4                                         245,350             23,962                 10.24
     Class R5                                         274,390             26,779                 10.25
-----------------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield
     Class A                                       28,747,011          4,322,399                  6.65
     Class C                                        5,744,151            862,661                  6.66
-----------------------------------------------------------------------------------------------------------------

Seligman California Municipal Quality
     Class A                                       35,845,008          5,416,521                  6.62
     Class C                                        3,245,882            492,661                  6.59
-----------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal
     Class A                                       66,906,242          8,577,335                  7.80
     Class C                                        1,610,476            205,970                  7.82
-----------------------------------------------------------------------------------------------------------------

Seligman National Municipal
     Class A                                      612,804,736         76,266,935                  8.03
     Class C                                       33,499,183          4,149,355                  8.07
-----------------------------------------------------------------------------------------------------------------

Seligman New York Municipal
     Class A                                       76,164,778          9,168,458                  8.31
     Class C                                        8,519,499          1,023,526                  8.32
-----------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015
     Class A                                        8,431,430          1,139,736                  7.40
     Class C                                        8,488,666          1,168,450                  7.26
     Class R                                        2,032,496            276,285                  7.36
     Class R5                                          28,768              3,834                  7.50
-----------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025
     Class A                                       13,776,446          1,816,859                  7.58
     Class C                                       11,022,424          1,486,816                  7.41
     Class R                                        3,485,688            463,580                  7.52
     Class R5                                          18,889              2,466                  7.66

-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 68

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035
     Class A                                   $    5,019,489            638,022                $ 7.87
     Class C                                        2,439,566            315,523                  7.73
     Class R                                        1,566,317            199,853                  7.84
     Class R5                                           8,936              1,121                  7.97
-----------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045
     Class A                                        2,987,305            378,677                  7.89
     Class C                                        1,108,662            143,166                  7.74
     Class R                                          599,863             76,061                  7.89
     Class R5                                          18,828              2,363                  7.97
-----------------------------------------------------------------------------------------------------------------

Seligman TargETFund Core
     Class A                                       14,571,851          2,043,601                  7.13
     Class C                                       20,204,253          2,831,130                  7.14
     Class R                                        8,692,052          1,219,752                  7.13
     Class R5                                          49,938              7,006                  7.13
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income
     Class A                                      114,237,775         11,504,415                  9.93
     Class B                                        2,026,053            205,708                  9.85
     Class C                                        7,609,307            773,530                  9.84
     Class I                                       28,925,560          2,899,043                  9.98
     Class R4                                           9,944              1,000                  9.94
     Class R5                                           9,397                942                  9.98
     Class W                                       86,999,758          8,768,011                  9.92
-----------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan
     Class R5                                      53,643,171          4,698,479                 11.42
-----------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond
     Class A                                       32,726,471          3,161,305                 10.35
     Class B                                        2,419,853            234,037                 10.34
     Class C                                          722,068             69,939                 10.32
     Class I                                      106,358,547         10,273,954                 10.35
     Class R4                                          23,156              2,238                 10.35
     Class W                                      117,037,431         11,319,382                 10.34
-----------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity
     Class A                                      416,296,725         53,776,169                  7.74
     Class B                                       38,489,191          5,601,155                  6.87
     Class C                                       32,757,231          4,756,330                  6.89
     Class I                                       68,977,761          8,575,621                  8.04
     Class R                                       12,235,711          1,580,451                  7.74
     Class R4                                       1,186,515            147,397                  8.05
     Class R5                                         538,197             66,743                  8.06
-----------------------------------------------------------------------------------------------------------------

Columbia European Equity
     Class A                                       64,717,075         13,311,370                  4.86
     Class B                                        6,123,682          1,268,930                  4.83
     Class C                                        1,156,669            240,707                  4.81
     Class I                                            6,487              1,336                  4.86
     Class R4                                          18,019              3,711                  4.86
-----------------------------------------------------------------------------------------------------------------

Columbia Frontier
     Class A                                       23,379,805          2,848,890                  8.21
     Class B                                        1,118,495            169,585                  6.60
     Class C                                        8,899,070          1,342,806                  6.63
     Class I                                          999,800            114,806                  8.71
     Class R                                           81,518             10,109                  8.06
     Class R3                                           5,027                623                  8.07
     Class R4                                           9,819              1,128                  8.70
     Class R5                                         625,564             71,840                  8.71
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 69

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Global Bond
     Class A                                   $  252,772,959         35,605,039                $ 7.10
     Class B                                       29,976,819          4,198,213                  7.14
     Class C                                        5,556,941            784,634                  7.08
     Class I                                      169,716,515         23,886,385                  7.11
     Class R4                                         168,713             23,740                  7.11
     Class W                                       60,278,436          8,500,017                  7.09
-----------------------------------------------------------------------------------------------------------------

Columbia Global Equity
     Class A                                      394,510,625         64,353,725                  6.13
     Class B                                       33,008,877          5,717,899                  5.77
     Class C                                       10,570,042          1,851,492                  5.71
     Class I                                       32,596,470          5,289,556                  6.16
     Class R                                           46,070              7,498                  6.14
     Class R3                                           3,897                634                  6.15
     Class R4                                       6,058,555            980,165                  6.18
     Class R5                                          17,622              2,861                  6.16
     Class W                                            3,934                639                  6.16
-----------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha
     Class A                                        2,647,582            150,018                 17.65
     Class B                                          258,403             14,788                 17.47
     Class C                                          125,035              7,154                 17.48
     Class I                                        4,366,888            246,500                 17.72
     Class R                                            8,780                500                 17.56
     Class R3                                           8,808                500                 17.62
     Class R4                                          59,122              3,345                 17.67
     Class R5                                           8,852                500                 17.70
-----------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor International Value
     Class A                                      710,323,385        125,309,364                  5.67
     Class B                                       80,458,495         15,117,302                  5.32
     Class C                                       10,917,260          2,057,531                  5.31
     Class I                                      182,888,529         31,357,443                  5.83
     Class R4                                         493,430             85,118                  5.80
-----------------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology
     Class A                                      325,789,863         19,750,519                 16.50
     Class B                                       21,966,464          1,541,875                 14.25
     Class C                                       69,848,512          4,900,053                 14.25
     Class I                                       23,827,145          1,442,107                 16.52
     Class R                                        5,131,007            315,762                 16.25
     Class R3                                           5,301                326                 16.26
     Class R4                                         289,226             17,518                 16.51
     Class R5                                           5,304                321                 16.52
-----------------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity
     Class A                                       49,044,997          7,030,588                  6.98
     Class B                                        7,031,214          1,021,394                  6.88
     Class C                                        1,094,910            159,170                  6.88
     Class I                                      126,948,273         18,085,070                  7.02
     Class R                                            3,525                509                  6.93
     Class R3                                           3,530                509                  6.94
     Class R4                                          69,728              9,972                  6.99
     Class R5                                           3,546                509                  6.97
     Class W                                      282,912,809         40,530,503                  6.98
-----------------------------------------------------------------------------------------------------------------

RiverSource Partners International Select
  Growth
     Class A                                      181,148,068         31,216,716                  5.80
     Class B                                       24,733,743          4,433,114                  5.58
     Class C                                        9,527,501          1,710,456                  5.57
     Class I                                      191,323,369         32,651,792                  5.86
     Class R                                          122,389             21,139                  5.79
     Class R4                                         489,252             84,049                  5.82
     Class R5                                         938,080            159,892                  5.87
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 70

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
     Class A                                   $   25,159,619          4,951,093                $ 5.08
     Class B                                        4,125,636            846,784                  4.87
     Class C                                          486,947            100,059                  4.87
     Class I                                       31,466,684          6,079,010                  5.18
     Class R4                                         401,664             78,176                  5.14
-----------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income
     Class A                                       21,078,520          2,483,415                  8.49
     Class B                                        2,067,434            244,105                  8.47
     Class C                                          449,282             53,062                  8.47
     Class I                                        4,190,596            493,000                  8.50
     Class R                                            8,493              1,000                  8.49
     Class R3                                           8,495              1,000                  8.50
     Class R4                                          10,456              1,230                  8.50
     Class R5                                           8,499              1,000                  8.50
-----------------------------------------------------------------------------------------------------------------

Threadneedle International Opportunity
     Class A                                      257,909,909         33,503,026                  7.70
     Class B                                       20,431,810          2,710,581                  7.54
     Class C                                        6,942,369            936,735                  7.41
     Class I                                      116,826,749         15,026,177                  7.77
     Class R                                        1,110,150            142,157                  7.81
     Class R3                                           3,876                496                  7.81
     Class R4                                         226,706             28,868                  7.85
     Class R5                                           3,890                496                  7.84
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond
     Class A                                      645,167,080        173,557,831                  3.72
     Class B                                       14,670,642          3,944,081                  3.72
     Class C                                        8,445,704          2,271,237                  3.72
-----------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Growth Opportunity
     Class A                                      553,923,464         64,580,896                  8.58
     Class B                                       50,253,513          7,048,364                  7.13
     Class C                                        7,874,750          1,103,661                  7.14
     Class I                                       71,139,006          7,877,330                  9.03
     Class R4                                       4,055,434            458,745                  8.84
-----------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt
     Class A                                       84,077,384         15,978,559                  5.26
     Class B                                        3,518,592            669,458                  5.26
     Class C                                        4,753,140            904,158                  5.26
-----------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income
     Class A                                    2,233,824,301        533,202,685                  4.19
     Class B                                       37,295,962          8,910,422                  4.19
     Class C                                       15,135,314          3,611,273                  4.19
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Government Money Market
     Class A                                       89,878,036         89,888,902                  1.00
     Class B                                        4,745,466          4,744,006                  1.00
     Class C                                       13,538,936         13,518,927                  1.00
     Class R                                        3,134,050          3,134,336                  1.00
     Class R5                                         128,883            128,873                  1.00
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 71

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value
     Class A                                   $  202,826,281         16,478,708                $12.31
     Class B                                        5,889,617            506,900                 11.62
     Class C                                       40,629,661          3,493,324                 11.63
     Class I                                       23,869,523          1,894,164                 12.60
     Class R                                        8,288,348            679,748                 12.19
     Class R3                                           5,402                443                 12.19
     Class R4                                           5,412                430                 12.59
     Class R5                                         718,316             56,928                 12.62
-----------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value
     Class A                                      221,181,372         17,565,526                 12.59
     Class B                                       26,499,678          2,376,033                 11.15
     Class C                                       46,625,791          4,175,990                 11.17
     Class I                                        6,299,696            471,820                 13.35
     Class R                                       10,777,562            872,458                 12.35
     Class R3                                           5,568                450                 12.37
     Class R4                                          41,632              3,122                 13.34
     Class R5                                       1,807,541            135,374                 13.35
-----------------------------------------------------------------------------------------------------------------

Columbia Seligman Communications and
  Information
     Class A                                    2,788,834,356         71,908,305                 38.78
     Class B                                      106,645,895          3,289,023                 32.42
     Class C                                      694,889,021         21,418,226                 32.44
     Class I                                       39,507,415            980,688                 40.29
     Class R                                       37,012,489            971,801                 38.09
     Class R3                                          16,436                431                 38.13
     Class R4                                           7,565                188                 40.24
     Class R5                                      14,853,268            368,766                 40.28
-----------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate
     Class A                                        3,954,525          1,131,585                  3.49
     Class C                                        3,230,557            928,401                  3.48
     Class I                                        5,868,744          1,675,386                  3.50
     Class R                                           65,688             18,792                  3.50
     Class R3                                           5,971              1,706                  3.50
     Class R4                                           7,004              2,001                  3.50
     Class R5                                       1,356,462            387,086                  3.50
-----------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly Dividend Real
  Estate
     Class A                                        6,537,789          1,804,866                  3.62
     Class B                                        2,419,442            668,153                  3.62
     Class C                                       10,283,911          2,841,350                  3.62
     Class I                                        1,709,431            471,537                  3.63
     Class R                                        3,927,576          1,088,654                  3.61
     Class R3                                           6,521              1,805                  3.61
     Class R4                                          16,991              4,682                  3.63
     Class R5                                       1,357,398            375,009                  3.62
-----------------------------------------------------------------------------------------------------------------

Seligman Capital
     Class A                                      157,108,911          7,820,630                 20.09
     Class B                                        5,955,476            365,780                 16.28
     Class C                                       45,861,279          2,809,562                 16.32
     Class I                                       12,192,369            581,385                 20.97
     Class R                                       10,324,166            520,475                 19.84
     Class R3                                           5,618                283                 19.85
     Class R4                                           5,632                269                 20.94
     Class R5                                       1,754,570             83,689                 20.97
-----------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 72

FUND*                                            NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Seligman Growth
     Class A                                   $1,243,927,994        305,941,924                $ 4.07
     Class B                                       97,446,493         30,519,910                  3.19
     Class C                                       32,821,061         10,276,754                  3.19
     Class I                                      238,196,380         56,595,677                  4.21
     Class R                                        1,088,235            272,087                  4.00
     Class R3                                           6,400              1,597                  4.01
     Class R4                                      31,688,383          7,529,168                  4.21
     Class R5                                         420,125             99,877                  4.21
-----------------------------------------------------------------------------------------------------------------



   * Effective Sept. 7, 2010, Class R2 was renamed as Class R.

   ** Effective Sept. 7, 2010, Class D was renamed as Class A and Class E was renamed as Class Z.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. A fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired

Statement of Additional Information - Nov. 29, 2010                      Page 73
at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted policies and procedures relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

PUBLIC DISCLOSURES
The funds' portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds' website. The information is available on the funds' website as described below.

- For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security's percentage of the market value of the fund's portfolio as of month-end.

- For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed

Statement of Additional Information - Nov. 29, 2010                      Page 74
  income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security's percentage of the market value of the fund's portfolio as of calendar quarter-end.

- For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund's most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC's website within sixty (60) days of the end of a fund's fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund's largest five to fifteen holdings, as a percent of the market value of the funds' portfolios as of a month-end. This holdings information is made publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds), approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds' websites pursuant to the funds' policies may change from time to time without prior notice.

OTHER DISCLOSURES
The funds' policies and procedures provide that no disclosures of the funds' portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds' distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund's sub-advisor(s) (if any), affiliates of the investment manager, the funds' custodian, sub-custodians, the funds' independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted policies to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such

Statement of Additional Information - Nov. 29, 2010                      Page 75
holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's legal department, Compliance, and the funds' President. The PHC has been authorized by each fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund's President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

ONGOING PORTFOLIO HOLDINGS DISCLOSURE ARRANGEMENTS:
In addition to the daily information provided to the fund's custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

                                                                                                            FREQUENCY OF
IDENTITY OF RECIPIENT          CONDITIONS/RESTRICTIONS ON USE OF INFORMATION                                DISCLOSURE
------------------------------------------------------------------------------------------------------------------------
Bitlathe                       Website support for fund performance disclosure                              Monthly
BlackRock, Inc.                For providing trading operations and portfolio management support.           Daily
Bloomberg, L.P.                For independent research of funds.  Sent monthly, approximately 30 days      Monthly
                                 after month end.
Bowne & Co.                    For printing of proxies and annual updates to prospectuses and SAIs.         As needed
Cenveo, Inc.                   For printing of prospectuses, supplements, SAIs and shareholder reports.     As needed
Factset Research Systems       For provision of quantitative analytics, charting and fundamental data to    Daily
                                 the investment manager.
Investment Technology Group,   For evaluation and assessment of trading activity, execution and practices   Daily
Inc. (ITG, formerly known as     by the investment manager.
Plexus Group)
InvestorTools, Inc.            Provide descriptive data for municipal securities                            Daily
Morningstar, Inc.              For independent research and ranking of funds.  Sent monthly, approximately  Monthly
                                 25 days after month end.
RiskMetrics Group (formerly    Proxy voting administration and research on proxy matters.                   Daily
Institutional Shareholder
Services)
Thomson Reuters Corp.          Information provided monthly with a 30 day lag to assure accuracy of Lipper  Monthly
(Lipper)                         Fact Sheets.
------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 29, 2010                      Page 76

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our

Statement of Additional Information - Nov. 29, 2010                      Page 77
fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, Columbia Management, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. Columbia Management may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other funds in the Fund Family (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.


Statement of Additional Information - Nov. 29, 2010                      Page 78

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

INVESTING IN A FUND

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge ("CDSC") and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class' public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A - CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund's investment category in Table 1.

                     TABLE 9. CLASS A INITIAL SALES CHARGE


-------------------------------------------------------------------------------------------------------------------
                                                                         SALES CHARGE(a) AS A PERCENTAGE OF:
-------------------------------------------------------------------------------------------------------------------
                                                                      PUBLIC OFFERING             NET AMOUNT
  FUND CATEGORY                             TOTAL MARKET VALUE            PRICE(b)                 INVESTED
-------------------------------------------------------------------------------------------------------------------
                                                  $0 - $49,999             5.75%                     6.10%
                                           ------------------------------------------------------------------------
                                             $50,000 - $99,999             4.50%                     4.71%
                                           ------------------------------------------------------------------------
                                           $100,000 - $249,999             3.50%                     3.63%
                                           ------------------------------------------------------------------------
 Balanced, Equity, Fund-of-                $250,000 - $499,999             2.50%                     2.56%
  funds - equity*
                                           ------------------------------------------------------------------------
                                           $500,000 - $999,999             2.00%                     2.04%
                                           ------------------------------------------------------------------------
                                            $1,000,000 or more(c),(d)      0.00%                     0.00%
-------------------------------------------------------------------------------------------------------------------

                                                  $0 - $49,999             4.75%                     4.99%
                                           ------------------------------------------------------------------------
                                             $50,000 - $99,999             4.25%                     4.44%
                                           ------------------------------------------------------------------------
 Fund-of-funds - fixed income, State       $100,000 - $249,999             3.50%                     3.63%
 tax-exempt fixed income, Taxable fixed
 income, Tax-exempt fixed income
------------------------------------------------------------------------------------------------------------
                                           $250,000 - $499,999             2.50%                     2.56%
------------------------------------------------------------------------------------------------------------
                                           $500,000 - $999,999             2.00%                     2.04%
------------------------------------------------------------------------------------------------------------
                                            $1,000,000 or more(c),(d)      0.00%                     0.00%
-------------------------------------------------------------------------------------------------------------------

 For Columbia Absolute Return Currency            $0 - $99,999             3.00%                     3.09%
 and Income Fund, Columbia Floating Rate
 Fund, Columbia Inflation Protected
 Securities Fund, Columbia Limited
 Duration Credit Fund, RiverSource
 Intermediate Tax-Exempt Fund and
 RiverSource Short Duration U.S.
 Government Fund
------------------------------------------------------------------------------------------------------------
                                           $100,000 - $249,999             2.50%                     2.56%
------------------------------------------------------------------------------------------------------------
                                           $250,000 - $499,999             2.00%                     2.04%
------------------------------------------------------------------------------------------------------------
                                           $500,000 - $999,999             1.50%                     1.52%
------------------------------------------------------------------------------------------------------------
                                            $1,000,000 or more(c),(d)      0.00%                     0.00%
------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------



      * RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.


Statement of Additional Information - Nov. 29, 2010                      Page 79

    (a) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

    (b) Purchase price includes the sales charge.

    (c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

    (d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 10. PUBLIC OFFERING PRICE

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------
Columbia Income Builder Fund                        $ 9.76           0.9525          $10.25
----------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                       9.47           0.9525            9.94
----------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                      9.44           0.9525            9.91
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                 8.62           0.9425            9.15
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative               9.77           0.9525           10.26
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                   9.46           0.9425           10.04
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive        9.03           0.9425            9.58
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate
  Conservative                                        9.61           0.9525           10.09
----------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity               8.20           0.9425            8.70
----------------------------------------------------------------------------------------------
RiverSource S&P 500 Index (for Class D, now
  known as Class A)                                   3.55      No sales charge        3.55
----------------------------------------------------------------------------------------------
RiverSource Small Company Index                       3.90           0.9425            4.14
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------
Columbia Equity Value                                 9.63           0.9425           10.22
----------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining               12.22           0.9425           12.97
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                    15.27           0.9425           16.20
----------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                 19.66           0.9425           20.86
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                         8.53           0.9425            9.05
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                         8.53           0.9425            9.05
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                         8.06           0.9425            8.55
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                         8.06           0.9425            8.55
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                         8.08           0.9425            8.57
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                         7.99           0.9425            8.48
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                         7.77           0.9425            8.24
----------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                         7.93           0.9425            8.41
----------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 80

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------
Columbia High Yield Bond                            $ 2.61           0.9525          $ 2.74
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                4.91           0.9425            5.21
----------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                     5.16           0.9525            5.42
----------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                4.36           0.9425            4.63
----------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government            4.75           0.9700            4.90
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                         6.31           0.9425            6.69
----------------------------------------------------------------------------------------------
RiverSource Real Estate                               9.23           0.9425            9.79
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------
Columbia Floating Rate                                8.54           0.9700            8.80
----------------------------------------------------------------------------------------------

Columbia Income Opportunities                         9.72           0.9525           10.20
----------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities              10.36           0.9700           10.68
----------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                      4.74           0.9425            5.03
----------------------------------------------------------------------------------------------

Columbia Limited Duration Credit                      9.94           0.9700           10.25
----------------------------------------------------------------------------------------------

Columbia Money Market                                 1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap
  Equity                                              7.41           0.9425            7.86
----------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value               7.89           0.9425            8.37
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------
Columbia Diversified Bond                             5.07           0.9525            5.32
----------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                         5.47           0.9525            5.74
----------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                     5.16           0.9525            5.42
----------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                       5.13           0.9525            5.39
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                    9.03           0.9425            9.58
----------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                    8.32           0.9425            8.83
----------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                     8.19           0.9425            8.69
----------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                    6.94           0.9425            7.36
----------------------------------------------------------------------------------------------
Columbia Strategic Allocation                         9.02           0.9425            9.57
----------------------------------------------------------------------------------------------
RiverSource Balanced                                  9.37           0.9425            9.94
----------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation              10.24           0.9525           10.75
----------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield              6.65           0.9525            6.98
----------------------------------------------------------------------------------------------
Seligman California Municipal Quality                 6.62           0.9525            6.95
----------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                          7.80           0.9525            8.19
----------------------------------------------------------------------------------------------
Seligman National Municipal                           8.03           0.9525            8.43
----------------------------------------------------------------------------------------------
Seligman New York Municipal                           8.31           0.9525            8.72
----------------------------------------------------------------------------------------------
Seligman TargETFund 2015                              7.40           0.9425            7.85
----------------------------------------------------------------------------------------------
Seligman TargETFund 2025                              7.58           0.9425            8.04
----------------------------------------------------------------------------------------------
Seligman TargETFund 2035                              7.87           0.9425            8.35
----------------------------------------------------------------------------------------------
Seligman TargETFund 2045                              7.89           0.9425            8.37
----------------------------------------------------------------------------------------------
Seligman TargETFund Core                              7.13           0.9425            7.56
----------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 81

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income        $ 9.93           0.9700          $10.24
----------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan (for Class R5)        11.42            N/A               N/A
----------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                       10.35           0.9525           10.87
----------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                 7.74           0.9425            8.21
----------------------------------------------------------------------------------------------
Columbia European Equity                              4.86           0.9425            5.16
----------------------------------------------------------------------------------------------
Columbia Frontier                                     8.21           0.9425            8.71
----------------------------------------------------------------------------------------------
Columbia Global Bond                                  7.10           0.9525            7.45
----------------------------------------------------------------------------------------------
Columbia Global Equity                                6.13           0.9425            6.50
----------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                       17.65           0.9425           18.73
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value            5.67           0.9425            6.02
----------------------------------------------------------------------------------------------
Columbia Seligman Global Technology                  16.50           0.9425           17.51
----------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity          6.98           0.9425            7.41
----------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth                                              5.80           0.9425            6.15
----------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap          5.08           0.9425            5.39
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                     8.49           0.9425            9.01
----------------------------------------------------------------------------------------------
Threadneedle International Opportunity                7.70           0.9425            8.17
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                     3.72           0.9525            3.91
----------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                   8.58           0.9425            9.10
----------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                   5.26           0.9700            5.42
----------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                    4.19           0.9525            4.40
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------
Columbia Government Money Market                      1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                      12.31           0.9425           13.06
----------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                    12.59           0.9425           13.36
----------------------------------------------------------------------------------------------
Columbia Seligman Communications and
  Information                                        38.78           0.9425           41.15
----------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                3.49           0.9425            3.70
----------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real
  Estate                                              3.62           0.9425            3.84
----------------------------------------------------------------------------------------------
Seligman Capital                                     20.09           0.9425           21.32
----------------------------------------------------------------------------------------------
Seligman Growth                                       4.07           0.9425            4.32
----------------------------------------------------------------------------------------------



CLASS A -- STATEMENT OR LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For

Statement of Additional Information - Nov. 29, 2010                      Page 82
example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; and purchases of money market funds unless they are subsequently exchanged for shares of a non-money market fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS A SHARES
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund's transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

    - shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

    - participants of "eligible employee benefit plans" including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

    - to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

    - plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus's (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to Sept. 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows:
      1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

    - to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" for which Charles Schwab & Co., Inc. acts as broker dealer.

    - to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

    - to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

    - to other funds pursuant to a "fund-of-funds" arrangement provided that the fund is distributed by the distributor.

    - any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

    - Galaxy Fund shareholders prior to December 1, 1995; and shareholders who
      (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.


Statement of Additional Information - Nov. 29, 2010                      Page 83

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS T SHARES.

    - (For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC -- WAIVERS OF THE CDSC FOR CLASS A, CLASS C, CLASS E, AND CLASS T SHARES. The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

    - after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

    - by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

    - for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

    - pursuant to the Fund's Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account's value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund's Systematic Withdrawal Plan until this requirement is met.

    - in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59(1)/(2).**

    - in connection with loans from qualified retirement plans to shareholders.*

      * Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
     ** For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

CLASS B SHARES -- CLOSED
THE FUNDS NO LONGER ACCEPT INVESTMENTS FROM NEW OR EXISTING INVESTORS IN CLASS B SHARES, EXCEPT FOR CERTAIN LIMITED TRANSACTIONS INVOLVING EXISTING INVESTORS IN CLASS B SHARES AS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren't subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

    - in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities

Statement of Additional Information - Nov. 29, 2010                      Page 84

      Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

    - of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

    - of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

        -- at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

        -- selling under an approved substantially equal periodic payment arrangement.

    - of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

      * You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

     ** Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS I SHARES
Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R, CLASS R3, CLASS R4 AND CLASS R5 SHARES
Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund's prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related free). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

CLASS R SHARES (FORMERLY CLASS R2 SHARES)
Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

    - 401(k) plans; 457 plans;

    - employer-sponsored 403(b) plans;

    - profit sharing and money purchase pension plans;

    - defined benefit plans; and

    - non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

CLASS R3, CLASS R4 AND CLASS R5 SHARES
CLASS R3, CLASS R4 AND CLASS R5 SHARES WILL BE CLOSED TO NEW INVESTORS AS OF THE CLOSE OF BUSINESS ON DEC. 31, 2010.

Class R3, Class R4 and Class R5 are available to:

    - Qualified employee benefit plans;


Statement of Additional Information - Nov. 29, 2010                      Page 85

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans;

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

    - Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

    - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

    - Bank Trusts.

CLASS W SHARES
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Z SHARES
Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

    There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

    - Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

    The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

    - Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

    - Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.


Statement of Additional Information - Nov. 29, 2010                      Page 86

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.



Statement of Additional Information - Nov. 29, 2010                      Page 87

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 11. CAPITAL LOSS CARRYOVER


                                    TOTAL                                  AMOUNT EXPIRING IN
                                CAPITAL LOSS       ------------------------------------------------------------------
FUND                             CARRYOVERS              2011             2012             2013             2014
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund                            $ 19,447,298              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund II                         $ 59,928,714              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund III                        $ 37,439,030              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Aggressive              $ 37,879,654              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Conservative            $  4,428,658              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate                $ 48,604,696              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Aggressive                      $ 68,142,574              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Conservative                    $ 17,455,318              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Total Equity            $ 42,147,214              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index       $  4,733,437              $0               $0           $1,980,165        $235,890
---------------------------------------------------------------------------------------------------------------------
RiverSource Small Company
Index                           $ 43,209,451              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------
Columbia Equity Value           $133,819,916              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Precious
Metals and Mining               $ 14,911,599              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------------------
Columbia 120/20
Contrarian
Equity                          $ 11,229,719              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Recovery and
Infrastructure                  $          0              --               --                   --              --
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2010                            $  3,454,336              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2015                            $  4,269,531              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2020                            $  5,656,636              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2025                            $  4,543,260              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2030                            $  4,050,556              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2035                            $  1,679,848              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2040                            $    955,784              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2045                            $    468,723              $0               $0                   $0              $0
---------------------------------------------------------------------------------------------------------------------
                                                             AMOUNT EXPIRING IN
                           -------------------------------------------------------------------------------------
FUND                             2015             2016             2017              2018              2019
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund                                $0               $0         $2,942,103       $15,861,057          $644,138
----------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund II                             $0               $0         $7,376,558       $51,037,474        $1,514,682
----------------------------------------------------------------------------------------------------------------
Columbia Income Builder
Fund III                            $0               $0         $5,920,892       $31,518,138                $0
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Aggressive                  $0               $0         $6,629,032       $28,221,611        $3,029,011
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Conservative                $0               $0                 $0        $4,265,389          $163,269
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate                    $0               $0         $7,597,638       $37,758,600        $3,248,458
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Aggressive                          $0               $0         $4,898,399       $57,879,727        $5,364,448
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Moderate
Conservative                        $0               $0         $1,062,939       $15,811,121          $581,258
----------------------------------------------------------------------------------------------------------------
Columbia Portfolio
Builder Total Equity                $0               $0         $7,784,164       $30,165,767        $4,197,283
----------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index      $66,065               $0                 $0        $2,105,466          $345,851
----------------------------------------------------------------------------------------------------------------
RiverSource Small Company
Index                               $0               $0                 $0       $41,195,692        $2,013,759
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------
Columbia Equity Value               $0          $96,368        $40,190,239       $93,533,309                $0
----------------------------------------------------------------------------------------------------------------
RiverSource Precious
Metals and Mining                   $0               $0        $14,911,599                $0                $0
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------
Columbia 120/20
Contrarian
Equity                              $0               $0         $3,090,734        $8,138,985                $0
----------------------------------------------------------------------------------------------------------------
Columbia Recovery and
Infrastructure                      --               --                 --                --                --
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2010                                $0               $0           $428,181        $2,827,856          $198,299
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2015                                $0               $0           $704,342        $3,055,770          $509,419
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2020                                $0               $0           $502,050        $4,705,880          $448,706
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2025                                $0               $0           $662,473        $3,488,786          $392,001
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2030                                $0               $0           $623,603        $2,895,797          $531,156
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2035                                $0               $0           $312,553        $1,217,126          $150,169
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2040                                $0               $0           $370,260          $565,348           $20,176
----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus
2045                                $0               $0            $84,212          $248,395          $136,116
----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 88

                                    TOTAL                                  AMOUNT EXPIRING IN
                                CAPITAL LOSS       ------------------------------------------------------------------
FUND                             CARRYOVERS              2011             2012             2013             2014
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond       $  815,795,304        $552,664,309              $0               $0      $19,078,058
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
Small Cap Value                $   66,320,839                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government
Mortgage                       $   12,077,144                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners
Fundamental Value              $  113,804,431                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Short
Duration U.S. Government       $   93,995,687                  $0      $1,261,719      $38,180,597      $22,499,962
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------------------
Columbia Dividend
Opportunity                    $  573,711,900        $343,927,468              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate        $   45,007,629                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate         $   69,735,278                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Income
Opportunities                  $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Inflation
Protected Securities           $   17,202,378                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Large Core
Quantitative                   $2,641,007,182                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Limited Duration
Credit                         $    9,271,761                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

Columbia Money Market          $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
Small and Mid Cap Equity       $    7,615,730                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
Small Cap Value                $    6,228,634                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond      $   22,648,830                  $0      $5,227,159       $3,354,885      $10,357,129
---------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-
Exempt                         $      173,241                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource California
Tax-Exempt                     $    2,029,072                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-
Exempt                         $      643,568                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia Diversified
Equity Income                  $1,201,620,786                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Large Growth
Quantitative                   $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Large Value
Quantitative                   $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value
Opportunity                    $  627,066,547                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Strategic
Allocation                     $  417,943,061                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Balanced           $  551,180,261        $368,676,980     $24,886,878               $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Strategic
Income Allocation              $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman California
Municipal High-Yield           $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman California
Municipal Quality              $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman Minnesota
Municipal                      $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman National
Municipal                      $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman New York
Municipal                      $            0                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015       $    6,124,875                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025       $    3,097,963                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035       $      843,668                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045       $      668,566                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core       $   11,074,184                  $0              $0               $0               $0
---------------------------------------------------------------------------------------------------------------------
                                                             AMOUNT EXPIRING IN
                           -------------------------------------------------------------------------------------
FUND                             2015             2016             2017              2018              2019
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond              $0        $9,388,877      $179,604,128       $55,059,932               $0
----------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
Small Cap Value                       $0                $0       $20,926,946       $45,393,893               $0
----------------------------------------------------------------------------------------------------------------
Columbia U.S. Government
Mortgage                              $0                $0          $410,120       $11,667,024               $0
----------------------------------------------------------------------------------------------------------------
RiverSource Partners
Fundamental Value                     $0                $0       $26,053,833       $82,755,092       $4,995,506
----------------------------------------------------------------------------------------------------------------
RiverSource Short
Duration U.S. Government      $9,579,187                $0        $3,846,817       $18,627,405               $0
----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------
Columbia Dividend
Opportunity                           $0                $0       $36,972,874      $165,774,622      $27,036,936
----------------------------------------------------------------------------------------------------------------
RiverSource Real Estate               $0                $0        $1,114,883       $43,892,746               $0
----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------
Columbia Floating Rate           $33,562        $3,488,601       $29,093,899       $35,393,394       $1,725,822
----------------------------------------------------------------------------------------------------------------

Columbia Income
Opportunities                         $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------

Columbia Inflation
Protected Securities                  $0                $0        $8,424,851        $8,777,527               $0
----------------------------------------------------------------------------------------------------------------

Columbia Large Core
Quantitative                          $0      $420,044,596    $1,377,208,066      $628,476,902     $215,277,618
----------------------------------------------------------------------------------------------------------------

Columbia Limited Duration
Credit                        $2,206,552                $0          $825,807        $4,896,866       $1,342,536
----------------------------------------------------------------------------------------------------------------

Columbia Money Market                 $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------

RiverSource Disciplined
Small and Mid Cap Equity              $0                $0        $7,615,730                $0               $0
----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
Small Cap Value                       $0                $0        $6,228,634                $0               $0
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond             $0                $0        $3,709,657                $0               $0
----------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-
Exempt                                $0                $0          $173,241                $0               $0
----------------------------------------------------------------------------------------------------------------
RiverSource California
Tax-Exempt                            $0          $359,905        $1,247,347          $421,820               $0
----------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-
Exempt                                $0            $3,664          $341,015          $298,889               $0
----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------
Columbia Diversified
Equity Income                         $0          $247,351       $47,002,150    $1,154,371,285               $0
----------------------------------------------------------------------------------------------------------------
Columbia Large Growth
Quantitative                          $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Columbia Large Value
Quantitative                          $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value
Opportunity                           $0       $34,137,314       $96,087,907      $488,027,261       $8,814,065
----------------------------------------------------------------------------------------------------------------
Columbia Strategic
Allocation                            $0                $0       $21,514,298      $320,258,879      $76,169,884
----------------------------------------------------------------------------------------------------------------
RiverSource Balanced                  $0        $8,353,706       $38,698,637      $110,564,060               $0
----------------------------------------------------------------------------------------------------------------
RiverSource Strategic
Income Allocation                     $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman California
Municipal High-Yield                  $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman California
Municipal Quality                     $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman Minnesota
Municipal                             $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman National
Municipal                             $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman New York
Municipal                             $0                $0                $0                $0               $0
----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015              $0                $0        $1,531,175        $4,184,949         $408,751
----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025              $0                $0          $158,889        $1,941,578         $997,496
----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035              $0                $0           $40,056          $257,532         $546,080
----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045              $0                $0           $25,322          $542,428         $100,816
----------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core              $0                $0          $901,259        $9,512,257         $660,668
----------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 29, 2010                      Page 89

                                    TOTAL                                  AMOUNT EXPIRING IN
                                CAPITAL LOSS       ------------------------------------------------------------------
FUND                             CARRYOVERS              2010             2011             2012             2013
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return
Currency and Income            $    5,945,153                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-
Japan                          $            0                  --              --           --               --
---------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Bond                           $   17,157,025                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Opportunity                    $   98,672,638                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia European Equity       $   44,533,168         $16,514,517      $5,021,215           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Frontier              $    8,888,714                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Global Bond           $   15,099,745          $3,665,049              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Global Equity         $  339,519,748        $143,688,441     $30,509,951           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Global Extended
Alpha                          $    1,407,944                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
International Value            $  340,858,587                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global
Technology                     $  294,571,144        $193,291,798     $17,073,210           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
International Equity           $  285,672,442                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Select
Growth                         $  185,090,340                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Small Cap        $   36,130,012                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Threadneedle Global
Equity Income                  $    1,477,274                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Threadneedle
International Opportunity      $  204,715,335         $59,231,998     $38,262,972           $0               $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth
Opportunity                    $   66,514,603                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-
Exempt Bond                    $   18,155,779                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt
High Income                    $   88,820,109                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate
Tax-Exempt                     $      704,163                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------------------
Columbia Government Money
Market                         $            0                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap
Value                          $    3,224,311                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-
Cap Value                      $  153,343,213                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Columbia Seligman
Communications and
Information                    $  207,486,080                  $0     $12,308,398           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Global Real Estate             $   16,375,351                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Monthly Dividend Real
Estate                         $   40,689,222                  $0              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman Capital               $  176,270,293         $50,722,077              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
Seligman Growth                $1,416,163,210        $234,134,706              $0           $0               $0
---------------------------------------------------------------------------------------------------------------------
                                                               AMOUNT EXPIRING IN
                           -----------------------------------------------------------------------------------------
FUND                             2014             2015              2016               2017               2018
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return
Currency and Income                  $0                 $0                 $0        $5,945,153                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-
Japan                                --                 --                 --                --                --
--------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Bond                                 $0                 $0         $2,399,388       $14,757,637                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets
Opportunity                          $0                 $0        $28,498,591       $70,174,047                $0
--------------------------------------------------------------------------------------------------------------------
Columbia European Equity             $0                 $0         $4,272,956       $18,724,480                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Frontier                    $0                 $0         $1,048,243        $7,840,471                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Global Bond           $498,771                 $0         $2,328,738        $8,607,187                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Global Equity               $0         $2,715,902        $62,625,028       $99,980,426                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Global Extended
Alpha                                $0                 $0           $577,229          $830,715                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor
International Value                  $0                 $0                 $0      $340,858,587                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global
Technology                           $0        $17,310,562        $37,526,708       $29,368,866                $0
--------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
International Equity                 $0                 $0        $23,521,188      $262,151,254                $0
--------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Select
Growth                               $0           $823,328        $67,466,960      $116,800,052                $0
--------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Small Cap              $0                 $0        $16,740,416       $19,389,596                $0
--------------------------------------------------------------------------------------------------------------------
Threadneedle Global
Equity Income                        $0                 $0           $182,867        $1,294,407                $0
--------------------------------------------------------------------------------------------------------------------
Threadneedle
International Opportunity            $0                 $0        $12,069,463       $95,150,902                $0
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth
Opportunity                          $0                 $0        $20,714,703       $45,799,900                $0
--------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-
Exempt Bond                    $729,269                 $0         $9,046,561        $8,379,949                $0
--------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt
High Income                          $0                 $0        $30,950,938       $57,869,171                $0
--------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate
Tax-Exempt                     $177,579                 $0           $361,418          $165,166                $0
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
Columbia Government Money
Market                               $0                 $0                 $0                $0                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap
Value                                $0                 $0                 $0                $0        $3,224,311
--------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-
Cap Value                            $0        $22,627,649       $115,478,130       $15,237,434                $0
--------------------------------------------------------------------------------------------------------------------
Columbia Seligman
Communications and
Information                          $0                 $0        $97,889,818       $97,287,864                $0
--------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Global Real Estate                   $0           $585,168         $5,289,122        $9,426,119        $1,074,942
--------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle
Monthly Dividend Real
Estate                               $0                 $0        $14,370,083       $26,294,548           $24,591
--------------------------------------------------------------------------------------------------------------------
Seligman Capital                     $0                 $0        $63,824,881       $60,299,879        $1,423,456
--------------------------------------------------------------------------------------------------------------------
Seligman Growth                      $0       $107,614,532     $1,048,921,057       $25,492,915                $0
--------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 90

TAXES

SUBCHAPTER M COMPLIANCE
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund's investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund's gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund's assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund's assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, "all of" a shareholder's distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren't sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service
(IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.


Statement of Additional Information - Nov. 29, 2010                      Page 91

EXCHANGES, PURCHASES AND SALES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual's cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the fund's fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

DISTRIBUTIONS
DIVIDENDS
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.


Statement of Additional Information - Nov. 29, 2010                      Page 92

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 12. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                             20.79%                    23.21%
--------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II                          19.04                     22.16
--------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III                         13.81                     17.15
--------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                    60.55                     90.45
--------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                  100.00                    100.00
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate                      27.70                     41.29
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate Aggressive           43.07                     64.31
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate
  Conservative                                           18.56                     27.43
--------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity                  91.77                     100.00
--------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                                100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Small Company Index                          100.00                    100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------
Columbia Equity Value                                    100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                    5.22                     20.29
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                        100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                     35.61                     42.61
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                            45.41                     50.54
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                            47.80                     54.77
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                            53.80                     62.70
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                            60.75                     70.54
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                            61.11                     70.71
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                            60.82                     70.52
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                            61.81                     71.38
--------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                            67.54                     77.42
--------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 93

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------
Columbia High Yield Bond                                   0%                        0%
--------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                     0                         0
--------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                          0                         0
--------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                   100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government                 0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                            91.83                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Real Estate                                   0.35                      7.02
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------
Columbia Floating Rate                                    0.06                      0.06
--------------------------------------------------------------------------------------------------
Columbia Income Opportunities                              0                         0
--------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities                    0                         0
--------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                           0                         0
--------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                         100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Money Market                                      0                         0
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity                                                 100.00                    100.00
--------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                  100.00                    100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------
Columbia Diversified Bond                                  0                         0
--------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                              0                         0
--------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                          0                         0
--------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                            0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                       100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                       85.76                     86.24
--------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                        28.01                     28.85
--------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                       100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                            65.79                     81.93
--------------------------------------------------------------------------------------------------
RiverSource Balanced                                     66.79                     77.86
--------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation                   0.01                      0.06
--------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield                   0                         0
--------------------------------------------------------------------------------------------------
Seligman California Municipal Quality                      0                         0
--------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                               0                         0
--------------------------------------------------------------------------------------------------
Seligman National Municipal                                0                         0
--------------------------------------------------------------------------------------------------
Seligman New York Municipal                                0                         0
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                                 76.89                     100.00
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                                 100.00                    100.00
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                                 43.43                     100.00
--------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                                 100.00                    100.00
--------------------------------------------------------------------------------------------------
Seligman TargETFund Core                                 69.26                     90.52
--------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 94

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income               0%                        0%
--------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan                             0                       53.84
--------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                             0                         0
--------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                     0.27                     81.67
--------------------------------------------------------------------------------------------------
Columbia European Equity                                   0                       100.00
--------------------------------------------------------------------------------------------------
Columbia Frontier                                          0                         0
--------------------------------------------------------------------------------------------------
Columbia Global Bond                                       0                         0
--------------------------------------------------------------------------------------------------
Columbia Global Equity                                   77.49                     100.00
--------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                             0                         0
--------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Value                2.08                     100.00
--------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology                        0                         0
--------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity              0.25                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth                                                  2.04                     100.00
--------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap               0                         0
--------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                        29.74                     100.00
--------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                     0                       100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                          0                         0
--------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                        0                         0
--------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                        0                         0
--------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                         0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------
Columbia Government Money Market                           0                         0
--------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value                          100.00                    100.00
--------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value                          0                       100.00
--------------------------------------------------------------------------------------------------
Columbia Seligman Communications and
  Information                                              0                         0
--------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate                     0                        2.58
--------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real
  Estate                                                   0                        2.09
--------------------------------------------------------------------------------------------------
Seligman Capital                                           0                         0
--------------------------------------------------------------------------------------------------
Seligman Growth                                          100.00                    100.00
--------------------------------------------------------------------------------------------------


CAPITAL GAINS DISTRIBUTIONS
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund's capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.


Statement of Additional Information - Nov. 29, 2010                      Page 95

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

RETURN OF CAPITAL
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder's original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder's tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

WITHHOLDING
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

SELIGMAN TARGETFUNDS. Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The investment manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the investment manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of the Target Date Funds with Seligman TargETFund Core.

Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two funds ten or more years in the future, the Board of the Seligman TargETFunds

Statement of Additional Information - Nov. 29, 2010                      Page 96
will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining funds will be presented to shareholders for approval if such approval is required under applicable law.

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments,
LLC) is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For Seligman funds, Columbia Management serves as the investment manager effective Nov. 7, 2008, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by the investment manager and with shareholders having previously approved a new investment management services agreement between the funds and the investment manager.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 13. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity              First $0.25         0.950%                         0.950%
                                               Next $0.25          0.930%
                                               Next $0.50          0.910%
                                               Over $1.0           0.890%
---------------------------------------------------------------------------------------------------------------------------

Columbia Absolute Return Currency              First $1.0          0.890%                         0.890%
  and Income                                   Next $1.0           0.865%
                                               Next $1.0           0.840%
                                               Next $3.0           0.815%
                                               Next $1.5           0.790%
                                               Next $1.5           0.775%
                                               Next $1.0           0.770%
                                               Next $5.0           0.760%
                                               Next $5.0           0.750%
                                               Next $4.0           0.740%
                                               Next $26.0          0.720%
                                               Over $50.0          0.700%
---------------------------------------------------------------------------------------------------------------------------


Columbia AMT-Free Tax-Exempt Bond              First $1.0          0.410%                         0.410%
                                               Next $1.0           0.385%
                                               Next $1.0           0.360%
                                               Next $3.0           0.335%
                                               Next $1.5           0.310%
                                               Next $2.5           0.300%
                                               Next $5.0           0.290%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 97

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-Japan                 First $0.25         0.800%        Columbia Asia Pacific ex-Japan - 0.800%
Columbia European Equity                       Next $0.25          0.775%           Columbia European Equity - 0.800%
Columbia Global Equity                         Next $0.25          0.750%            Columbia Global Equity - 0.788%
                                                                                  RiverSource Disciplined International
RiverSource Disciplined International          Next $0.25          0.725%                    Equity - 0.788%
  Equity                                       Next $1.0           0.700%       Threadneedle Global Equity Income - 0.800%
                                                                                        Threadneedle International
Threadneedle Global Equity Income              Next $5.5           0.675%                  Opportunity - 0.790%
Threadneedle International Opportunity         Next $2.5           0.660%
                                               Next $5.0           0.645%
                                               Next $5.0           0.635%
                                               Next $4.0           0.610%
                                               Next $26.0          0.600%
                                               Over $50.0          0.570%
---------------------------------------------------------------------------------------------------------------------------


Columbia Diversified Bond                      First $1.0          0.480%           Columbia Diversified Bond - 0.442%
Columbia Limited Duration Credit               Next $1.0           0.455%       Columbia Limited Duration Credit - 0.480%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.360%
                                               Next $5.0           0.350%
                                               Next $5.0           0.340%
                                               Next $4.0           0.330%
                                               Next $26.0          0.310%
                                               Over $50.0          0.290%
---------------------------------------------------------------------------------------------------------------------------


Columbia Diversified Equity Income             First $1.0          0.600%      Columbia Diversified Equity Income - 0.559%
Columbia Large Core Quantitative               Next $1.0           0.575%       Columbia Large Core Quantitative - 0.565%
Columbia Large Growth Quantitative             Next $1.0           0.550%      Columbia Large Growth Quantitative - 0.600%
Columbia Large Value Quantitative              Next $3.0           0.525%       Columbia Large Value Quantitative - 0.600%
                                               Next $1.5           0.500%
                                               Next $2.5           0.485%
                                               Next $5.0           0.470%
                                               Next $5.0           0.450%
                                               Next $4.0           0.425%
                                               Next $26.0          0.400%
                                               Over $50.0          0.375%
---------------------------------------------------------------------------------------------------------------------------


Columbia Dividend Opportunity                  First $0.50         0.610%                         0.542%
                                               Next $0.50          0.585%
                                               Next $1.0           0.560%
                                               Next $1.0           0.535%
                                               Next $3.0           0.510%
                                               Next $4.0           0.480%
                                               Next $5.0           0.470%
                                               Next $5.0           0.450%
                                               Next $4.0           0.425%
                                               Next $26.0          0.400%
                                               Over $50.0          0.375%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                      Page 98

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond                 First $0.25         0.720%        Columbia Emerging Markets Bond - 0.719%
Columbia Global Bond                           Next $0.25          0.695%             Columbia Global Bond - 0.699%
                                               Next $0.25          0.670%
                                               Next $0.25          0.645%
                                               Next $6.5           0.620%
                                               Next $2.5           0.605%
                                               Next $5.0           0.590%
                                               Next $5.0           0.580%
                                               Next $4.0           0.560%
                                               Next $26.0          0.540%
                                               Over $50.0          0.520%
---------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity          First $0.25         1.100%                         1.086%
                                               Next $0.25          1.080%
                                               Next $0.25          1.060%
                                               Next $0.25          1.040%
                                               Next $1.0           1.020%
                                               Next $5.5           1.000%
                                               Next $2.5           0.985%
                                               Next $5.0           0.970%
                                               Net $5.0            0.960%
                                               Next $4.0           0.935%
                                               Next $26.0          0.920%
                                               Over $50.0          0.900%
---------------------------------------------------------------------------------------------------------------------------


Columbia Equity Value                          First $0.50         0.530%                         0.521%
                                               Next $0.50          0.505%
                                               Next $1.0           0.480%
                                               Next $1.0           0.455%
                                               Next $3.0           0.430%
                                               Over $6.0           0.400%
---------------------------------------------------------------------------------------------------------------------------


Columbia Floating Rate                         First $1.0          0.610%                         0.610%
Columbia Income Opportunities                  Next $1.0           0.585%
                                               Next $1.0           0.560%
                                               Next $3.0           0.535%
                                               Next $1.5           0.510%
                                               Next $1.5           0.495%
                                               Next $1.0           0.470%
                                               Next $5.0           0.455%
                                               Next $5.0           0.445%
                                               Next $4.0           0.420%
                                               Next $26.0          0.405%
                                               Over $50.0          0.380%
---------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha                 First $0.25         1.050%                         1.050%
                                               Next $0.25          1.030%
                                               Next $0.50          1.010%
                                               Next $1.0           0.990%
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                      Page 99

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Government Money Market(a)            First $1.0          0.330%       Columbia Government Money Market - 0.330%
Columbia Money Market                          Next $0.5           0.313%             Columbia Money Market - 0.306%
                                               Next $0.5           0.295%
                                               Next $0.5           0.278%
                                               Next $2.5           0.260%
                                               Next $1.0           0.240%
                                               Next $1.5           0.220%
                                               Next $1.5           0.215%
                                               Next $1.0           0.190%
                                               Next $5.0           0.180%
                                               Next $5.0           0.170%
                                               Next $4.0           0.160%
                                               Over $24.0          0.150%
---------------------------------------------------------------------------------------------------------------------------


Columbia High Yield Bond                       First $1.0          0.590%                         0.580%
                                               Next $1.0           0.565%
                                               Next $1.0           0.540%
                                               Next $3.0           0.515%
                                               Next $1.5           0.490%
                                               Next $1.5           0.475%
                                               Next $1.0           0.450%
                                               Next $5.0           0.435%
                                               Next $5.0           0.425%
                                               Next $4.0           0.400%
                                               Next $26.0          0.385%
                                               Over $50.0          0.360%
---------------------------------------------------------------------------------------------------------------------------


Columbia Income Builder Fund                   N/A                   N/A                           N/A
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate
  Aggressive
Columbia Portfolio Builder Moderate
  Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 100

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected                   First $1.0          0.440%                         0.440%
  Securities                                   Next $1.0           0.415%
                                               Next $1.0           0.390%
                                               Next $3.0           0.365%
                                               Next $1.5           0.340%
                                               Next $1.5           0.325%
                                               Next $1.0           0.320%
                                               Next $5.0           0.310%
                                               Next $5.0           0.300%
                                               Next $4.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Columbia Mid Cap Growth Opportunity            First $1.0          0.700%                         0.700%
RiverSource Disciplined Small and Mid          Next $1.0           0.675%
  Cap Equity                                   Next $1.0           0.650%
                                               Next $3.0           0.625%
                                               Next $1.5           0.600%
                                               Next $2.5           0.575%
                                               Next $5.0           0.550%
                                               Next $9.0           0.525%
                                               Next $26.0          0.500%
                                               Over $50.0          0.475%
---------------------------------------------------------------------------------------------------------------------------


Columbia Mid Cap Value Opportunity             First $1.0          0.700%                         0.684%
                                               Next $1.0           0.675%
                                               Next $1.0           0.650%
                                               Next $3.0           0.625%
                                               Next $1.5           0.600%
                                               Next $2.5           0.575%
                                               Next $5.0           0.550%
                                               Next $9.0           0.525%
                                               Next $26.0          0.500%
                                               Over $50.0          0.475%
---------------------------------------------------------------------------------------------------------------------------


Columbia Minnesota Tax-Exempt                  First $0.25         0.410%              Columbia Minnesota - 0.403%
RiverSource California Tax-Exempt              Next $0.25          0.385%            RiverSource California - 0.410%
RiverSource New York Tax-Exempt                Next $0.25          0.360%             RiverSource New York - 0.410%
                                               Next $0.25          0.345%
                                               Next $6.5           0.320%
                                               Next $2.5           0.310%
                                               Next $5.0           0.300%
                                               Next $9.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Columbia Multi-Advisor International Value     First $0.25         0.900%                         0.863%
                                               Next $0.25          0.875%
                                               Next $0.25          0.850%
                                               Next $0.25          0.825%
                                               Next $1.0           0.800%
                                               Over $2.0           0.775%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 101

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small Cap Value         First $0.25         0.970%                         0.960%
                                               Next $0.25          0.945%
                                               Next $0.25          0.920%
                                               Next $0.25          0.895%
                                               Over $1.0           0.870%
---------------------------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure           First $1.0          0.650%                         0.650%
                                               Next $1.0           0.600%
                                               Next $4.0           0.550%
                                               Over $6.0           0.500%
---------------------------------------------------------------------------------------------------------------------------


Columbia Select Large-Cap Value(b)             First $0.5          0.755%                         0.755%
                                               Next $0.5           0.660%
                                               Over $1.0           0.565%
---------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value(c)           First $0.5          0.935%                         0.935%
                                               Next $0.5           0.840%
                                               Over $1.0           0.745%
---------------------------------------------------------------------------------------------------------------------------


Columbia Seligman Communications and           First $3.0          0.855%                         0.849%
  Information(d)                               Next $3.0           0.825%
                                               Over $6.0           0.725%
---------------------------------------------------------------------------------------------------------------------------


Columbia Seligman Global Technology(e)         First $2.0          0.950%                         0.950%
                                               Next $2.0           0.910%
                                               Over $4.0           0.870%
---------------------------------------------------------------------------------------------------------------------------


Columbia Strategic Allocation                  First $1.0          0.570%                         0.569%
                                               Next $1.0           0.545%
                                               Next $1.0           0.520%
                                               Next $3.0           0.495%
                                               Next $1.5           0.470%
                                               Next $2.5           0.450%
                                               Next $5.0           0.430%
                                               Next $9.0           0.410%
                                               Over $24.0          0.390%
---------------------------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage              First $1.0          0.480%                         0.480%
                                               Next $1.0           0.455%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.360%
                                               Next $5.0           0.350%
                                               Next $5.0           0.340%
                                               Next $4.0           0.330%
                                               Next $26.0          0.310%
                                               Over $50.0          0.290%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Balanced                           First $1.0          0.530%                         0.530%
                                               Next $1.0           0.505%
                                               Next $1.0           0.480%
                                               Next $3.0           0.455%
                                               Next $1.5           0.430%
                                               Next $2.5           0.410%
                                               Next $5.0           0.390%
                                               Next $9.0           0.370%
                                               Over $24.0          0.350%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 102

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value        First $0.25         0.850%                         0.850%
                                               Next $0.25          0.825%
                                               Next $0.25          0.800%
                                               Next $0.25          0.775%
                                               Next $1.0           0.750%
                                               Over $2.0           0.725%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Intermediate Tax-Exempt            First $1.0          0.390%                         0.390%
                                               Next $1.0           0.365%
                                               Next $1.0           0.340%
                                               Next $3.0           0.315%
                                               Next $1.5           0.290%
                                               Next $2.5           0.280%
                                               Next $5.0           0.270%
                                               Next $35.0          0.260%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate(f)      All                 0.915%                         0.915%
---------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real      All                 0.855%                         0.855%
  Estate(g)
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners Fundamental               First $0.50         0.730%                         0.728%
  Value                                        Next $0.50          0.705%
                                               Next $1.0           0.680%
                                               Next $1.0           0.655%
                                               Next $3.0           0.630%
                                               Over $6.0           0.600%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Partners International             First $0.25         1.000%                         0.990%
  Select Growth                                Next $0.25          0.975%
                                               Next $0.25          0.950%
                                               Next $0.25          0.925%
                                               Next $1.0           0.900%
                                               Over $2.0           0.875%
---------------------------------------------------------------------------------------------------------------------------

RiverSource Partners International             First $0.25         1.120%                         1.120%
  Small Cap                                    Next $0.25          1.095%
                                               Next $0.25          1.070%
                                               Next $0.25          1.045%
                                               Next $1.0           1.020%
                                               Over $2.0           0.995%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Precious Metals and Mining         First $0.25         0.800%                         0.800%
                                               Next $0.25          0.775%
                                               Next $0.25          0.750%
                                               Next $0.25          0.725%
                                               Next $1.0           0.700%
                                               Over $2.0           0.675%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Real Estate                        First $1.0          0.840%                         0.840%
                                               Next $1.0           0.815%
                                               Next $1.0           0.790%
                                               Next $3.0           0.765%
                                               Next $6.0           0.740%
                                               Next $12.0          0.730%
                                               Over $24.0          0.720%
---------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 103

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                      First $1.0          0.220%                         0.220%
                                               Next $1.0           0.210%
                                               Next $1.0           0.200%
                                               Next $4.5           0.190%
                                               Next $2.5           0.180%
                                               Next $5.0           0.170%
                                               Next $9.0           0.160%
                                               Next $26.0          0.140%
                                               Over $50.0          0.120%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Short Duration U.S. Government     First $1.0          0.480%                         0.480%
                                               Next $1.0           0.455%
                                               Next $1.0           0.430%
                                               Next $3.0           0.405%
                                               Next $1.5           0.380%
                                               Next $1.5           0.365%
                                               Next $1.0           0.340%
                                               Next $5.0           0.325%
                                               Next $5.0           0.315%
                                               Next $4.0           0.290%
                                               Next $26.0          0.275%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Small Company Index                First $0.25         0.360%                         0.357%
                                               Next $0.25          0.350%
                                               Next $0.25          0.340%
                                               Next $0.25          0.330%
                                               Next $6.5           0.320%
                                               Next $7.5           0.300%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.240%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Strategic Income Allocation        First $0.25         0.550%                         0.542%
                                               Next $0.25          0.525%
                                               Next $0.25          0.500%
                                               Over $0.75          0.475%
---------------------------------------------------------------------------------------------------------------------------


RiverSource Tax-Exempt High Income             First $1.0          0.470%                         0.453%
                                               Next $1.0           0.445%
                                               Next $1.0           0.420%
                                               Next $3.0           0.395%
                                               Next $1.5           0.370%
                                               Next $2.5           0.360%
                                               Next $5.0           0.350%
                                               Next $9.0           0.340%
                                               Next $26.0          0.320%
                                               Over $50.0          0.300%
---------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 104

                                                                                              DAILY RATE ON
                                                  ASSETS     ANNUAL RATE AT                  LAST DAY OF MOST
FUND                                            (BILLIONS)  EACH ASSET LEVEL               RECENT FISCAL PERIOD
---------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                  First $0.25         0.410%                         0.410%
  High-Yield                                   Next $0.25          0.385%
Seligman California Municipal Quality          Next $0.25          0.360%
Seligman Minnesota Municipal                   Next $0.25          0.345%
Seligman New York Municipal                    Next $6.5           0.320%
                                               Next $2.5           0.310%
                                               Next $5.0           0.300%
                                               Next $9.0           0.290%
                                               Next $26.0          0.270%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Seligman Capital(h)                            First $1.0          0.805%                         0.805%
                                               Next $1.0           0.765%
                                               Over $2.0           0.715%
---------------------------------------------------------------------------------------------------------------------------


Seligman Frontier(i)                           First $0.75         0.885%                         0.885%
                                               Over $0.75          0.790%
---------------------------------------------------------------------------------------------------------------------------


Seligman Growth(j)                             First $1.0          0.655%                         0.639%
                                               Next $1.0           0.615%
                                               Over $2.0           0.565%
---------------------------------------------------------------------------------------------------------------------------


Seligman National Municipal                    First $1.0          0.410%                         0.410%
                                               Next $1.0           0.385%
                                               Next $1.0           0.360%
                                               Next $3.0           0.335%
                                               Next $1.5           0.310%
                                               Next $2.5           0.300%
                                               Next $5.0           0.290%
                                               Next $9.0           0.280%
                                               Next $26.0          0.260%
                                               Over $50.0          0.250%
---------------------------------------------------------------------------------------------------------------------------


Seligman TargETFund 2015                       First $0.5          0.455%                         0.455%
Seligman TargETFund 2025                       Next $0.5           0.410%
Seligman TargETFund 2035                       Over $1.0           0.365%
Seligman TargETFund 2045
Seligman TargETFund Core
---------------------------------------------------------------------------------------------------------------------------




(a) Prior to June 15, 2009, the investment manager received an annual fee equal to 0.40% of the fund's average daily net assets.

(b) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.80% of the fund's average daily net assets.

(c) Prior to June 29, 2009, the investment manager received an annual fee equal to 1.00% of the fund's average daily net assets.

(d) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.90% on the first $3.0 billion of the fund's average daily net assets, 0.85% on the next $3.0 billion and 0.75% thereafter.

(e) Prior to June 15, 2009, the investment manager received an annual fee equal to 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.

(f) Prior to June 15, 2009, the investment manager received an annual fee equal to 0.98% of the fund's average daily net assets.

(g) Prior to June 15, 2009, the investment manager received an annual fee equal to 0.90% of the fund's average daily net assets.




(h) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.85% on the first $1.0 billion of the fund's average daily net assets, 0.80% on the next $1.0 billion and 0.75% thereafter.



(i) Prior to June 29, 2009, the investment manager received a fee equal to 0.95% per annum of the fund's average daily net assets on the first $750 million of net assets and 0.85% per annum of the fund's average daily net assets in excess of $750 million.



(j) Prior to June 29, 2009, the investment manager received an annual fee equal to 0.70% on the first $1.0 billion of the fund's average daily net assets, 0.65% on the next $1.0 billion and 0.60% thereafter.




Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund's participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.


Statement of Additional Information - Nov. 29, 2010                     Page 105

For Equity and Balanced Funds, except for RiverSource S&P 500 Index, RiverSource Small Company Index and the Seligman funds, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 14. PIA INDEXES


                                                                               FEE INCREASE OR
FUND                                    PIA INDEX                                 (DECREASE)
----------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
----------------------------------------------------------------------------------------------
Columbia Equity Value                   Lipper Large-Cap Value Funds Index       $   (84,713)
----------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining  Lipper Precious Metals Funds Index             5,214
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING APRIL 30
----------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity       Russell 3000 Index                           (16,065)
----------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure    S&P 500 Index                                    N/A(a)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING MAY 31
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value  Lipper Small-Cap Value Funds Index           353,598
----------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value  Lipper Large-Cap Core Funds Index            135,795
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING JUNE 30
----------------------------------------------------------------------------------------------
Columbia Dividend Opportunity           Lipper Equity Income Funds Index             902,715
----------------------------------------------------------------------------------------------
RiverSource Real Estate                 Lipper Real Estate Funds Index                52,237
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING JULY 31
----------------------------------------------------------------------------------------------
Columbia Large Core Quantitative        Lipper Large-Cap Core Funds Index           (789,031)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid
  Cap Equity                            Lipper Mid-Cap Core Funds Index             (126,252)
----------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap
  Value                                 Lipper Small-Cap Value Funds Index           (56,412)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
Columbia Diversified Equity Income      Lipper Equity Income Funds Index           1,808,565
----------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative      Lipper Large-Cap Growth Funds Index           88,566
----------------------------------------------------------------------------------------------
Columbia Large Value Quantitative       Lipper Large-Cap Value Funds Index           102,873
----------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity      Lipper Mid-Cap Value Funds Index            (606,320)
----------------------------------------------------------------------------------------------
                                        Lipper Flexible Portfolio Funds
Columbia Strategic Allocation           Index                                       (920,753)
----------------------------------------------------------------------------------------------
RiverSource Balanced                    Lipper Balanced Funds Index                    8,367
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
                                        MSCI All Country Asia Pacific Ex-
Columbia Asia Pacific ex-Japan          Japan Index                                      N/A(b)
----------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity   Lipper Emerging Markets Funds Index          (54,050)
----------------------------------------------------------------------------------------------
Columbia European Equity                Lipper European Funds Index                   97,462
----------------------------------------------------------------------------------------------
Columbia Global Equity                  Lipper Global Funds Index                   (446,000)
----------------------------------------------------------------------------------------------
Columbia Global Extended Alpha          MSCI All Country World Index                     N/A(c)
----------------------------------------------------------------------------------------------
Columbia Multi-Advisor International    Lipper International Multi-Cap Value
  Value                                 Funds Index                               (1,510,778)
----------------------------------------------------------------------------------------------
RiverSource Disciplined International   Lipper International Large-Cap Core
  Equity                                Funds Index                                 (629,082)
----------------------------------------------------------------------------------------------
RiverSource Partners International      Lipper International Multi-Cap
  Select Growth                         Growth Funds Index                          (267,871)
----------------------------------------------------------------------------------------------
RiverSource Partners International      Lipper International Small-Cap Funds
  Small Cap                             Index                                        (48,195)
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income       MSCI All Country World Index                  10,034
----------------------------------------------------------------------------------------------
                                        Lipper International Large-Cap Core
Threadneedle International Opportunity  Funds Index                                  286,033
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity     Lipper Mid-Cap Growth Funds Index            469,963
----------------------------------------------------------------------------------------------




   (a) The first performance incentive adjustment will be made on March 1, 2011. See section titled "Transaction Period" below.
   (b) The first performance incentive adjustment will be made Feb. 1, 2010. See section titled "Transition Period" below.
   (c) The first performance incentive adjustment will be made on Aug. 1, 2010. See section titled "Transition Period" below.


Statement of Additional Information - Nov. 29, 2010                     Page 106

FOR ALL FUNDS NOTED IN TABLE 14 EXCEPT COLUMBIA 120/20 CONTRARIAN EQUITY, COLUMBIA RECOVERY AND INFRASTRUCTURE, AND COLUMBIA GLOBAL EXTENDED ALPHA:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index ("performance difference"). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund's category in Table 1.

             TABLE 15A. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                   EQUITY FUNDS                                         BALANCED FUNDS
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE   ADJUSTMENT RATE                         DIFFERENCE    ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 0.50%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              0.50% - 1.00%   6 basis points times the
               performance difference over 0.50%,                    performance difference over 0.50%,
               times 100 (maximum of 3 basis                         times 100 (maximum of 3 basis
               points if a 1% performance                            points if a 1% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points   1.00% - 2.00%   3 basis points, plus 3 basis points
               times the performance difference                      times the performance difference
               over 1.00%, times 100 (maximum 6                      over 1.00%, times 100 (maximum 6
               basis points if a 2% performance                      basis points if a 2% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points   2.00% - 3.00%   6 basis points, plus 2 basis points
               times the performance difference                      times the performance difference
               over 2.00%, times 100 (maximum 10                     over 2.00%, times 100 (maximum 8
               basis points if a 4% performance                      basis points if a 3% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point   3.00% or        8 basis points
               times the performance difference      more
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points                       N/A
--------------------------------------------------------------------------------------------------------



For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

CHANGE IN INDEX
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.


Statement of Additional Information - Nov. 29, 2010                     Page 107

In the case of a change in the PIA Index, a fund's performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

FOR COLUMBIA 120/20 CONTRARIAN EQUITY, COLUMBIA RECOVERY AND INFRASTRUCTURE, AND COLUMBIA GLOBAL EXTENDED ALPHA:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index ("performance difference"). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

             TABLE 15B. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                                                              COLUMBIA 120/20 CONTRARIAN EQUITY
       COLUMBIA RECOVERY AND INFRASTRUCTURE                     COLUMBIA GLOBAL EXTENDED ALPHA
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE   ADJUSTMENT RATE                         DIFFERENCE    ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 1.00%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              1.00% - 6.00%   10 basis points times the
               performance difference over 0.50%,                    performance difference over 1.00%,
               times 100 (maximum of 3 basis                         times 100 (maximum 50 basis points
               points if a 1% performance                            if a 6% performance difference)
               difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points   6.00% or        50 basis points
               times the performance difference      more
               over 1.00%, times 100 (maximum 6
               basis points if a 2% performance
               difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points   N/A
               times the performance difference
               over 2.00%, times 100 (maximum 10
               basis points if a 4% performance
               difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point   N/A
               times the performance difference
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points                       N/A
--------------------------------------------------------------------------------------------------------



For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund's Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund's Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.


Statement of Additional Information - Nov. 29, 2010                     Page 108

CHANGE IN INDEX
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund's performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.


In September 2010 the Board approved, subject to approval by shareholders, an amended investment management services agreement ("IMSA") that would eliminate the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the "IMSA Proposal") is ultimately approved by fund shareholders.



The IMSA Proposal is subject to approval by fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.


The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 16. MANAGEMENT FEES AND NONADVISORY EXPENSES


------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
FUND                      2010               2009              2008              2010              2009              2008
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income
  Builder Fund                N/A                N/A               N/A       $    101,055      $   139,640       $   103,636(a)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income
  Builder Fund
  II                          N/A                N/A               N/A            109,874          175,842           129,062(a)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income
  Builder Fund
  III                         N/A                N/A               N/A            112,467          118,255           134,546(a)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Portfolio
  Builder
  Aggressive                  N/A                N/A               N/A            107,162          199,501           168,942
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Portfolio
  Builder
  Conservative                N/A                N/A               N/A            151,416          146,492            96,147
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder
  Moderate                    N/A                N/A               N/A            272,479          278,861           247,980
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder
  Moderate
  Aggressive                  N/A                N/A               N/A            290,338          299,503           247,472
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder
  Moderate
  Conservative                N/A                N/A               N/A            164,289          170,774           117,533
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Portfolio
  Builder Total
  Equity                      N/A                N/A               N/A             28,299          149,589           173,675
------------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P
  500 Index           $   255,644        $   371,178       $   579,548            (29,594)        (194,370)         (254,777)
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 109

------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
FUND                      2010               2009              2008              2010              2009              2008
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Small Company
  Index               $ 1,306,919        $ 1,990,095       $ 3,292,392       $ (1,051,278)     $(1,171,627)      $(1,007,306)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Equity
  Value                 3,406,527          4,340,117         6,797,853            309,679          343,552           413,170
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Precious
  Metals and
  Mining                1,112,166            824,176           956,280            144,675          242,615           175,405
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20
  Contrarian
  Equity              $   360,835            368,969           159,311(b)    $     31,738           34,475            21,297(b)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Recovery and
  Infrastruc-
  ture                  2,163,593             45,652(c)            N/A            232,888           18,717(c)            N/A
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Retirement
  Plus 2010                   N/A                N/A               N/A             (2,671)          (4,254)               41
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Retirement
  Plus 2015                   N/A                N/A               N/A             (7,079)          (7,894)              310
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2020                   N/A                N/A               N/A             (7,779)          (9,956)              745
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2025                   N/A                N/A               N/A            (11,346)         (12,026)              332
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2030                   N/A                N/A               N/A             (9,157)          (9,748)              431
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2035                   N/A                N/A               N/A             (8,136)          (7,948)              487
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Retirement
  Plus 2040                   N/A                N/A               N/A             (7,439)          (6,946)             (796)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Retirement
  Plus 2045                   N/A                N/A               N/A             (7,533)          (6,418)           (2,131)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia High
  Yield Bond            9,691,900          6,353,707         9,610,610           (400,525)        (748,008)          665,785
------------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-
  Advisor Small
  Cap Value             3,968,159          3,098,591         6,511,571           (684,318)        (963,886)         (972,781)
------------------------------------------------------------------------------------------------------------------------------------
Columbia U.S.
  Government
  Mortgage              1,247,010          1,731,277         1,958,404           (256,078)        (327,855)         (389,262)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Partners
  Fundamental
  Value                 4,305,601          4,416,792         7,668,633           (775,463)        (939,055)         (213,716)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Short
  Duration U.S.
  Government            3,287,540          3,665,529         3,816,196           (877,297)        (610,585)         (771,512)
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Dividend
  Opportunity           8,065,963          6,381,215        12,015,660            (91,086)        (502,682)          626,341
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Real Estate           1,498,361          1,227,857         1,667,040            (83,163)         (18,514)          138,649
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Floating Rate         2,466,113          2,210,544         3,509,190            226,409          (61,933)          293,676
------------------------------------------------------------------------------------------------------------------------------------

Columbia Income
  Opportunities         4,451,807          1,913,521         1,767,885            313,169          291,601           196,944
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Inflation
  Protected
  Securities            2,886,405          3,322,371         2,554,103           (354,181)        (115,062)         (238,396)
------------------------------------------------------------------------------------------------------------------------------------

Columbia Large
  Core
  Quantitative         21,017,705          9,909,438        17,556,244         (4,112,307)         268,796           726,080
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Limited
  Duration
  Credit                2,186,361            844,435           792,200           (272,368)         (68,816)          (78,320)
------------------------------------------------------------------------------------------------------------------------------------

Columbia Money
  Market                8,951,478         12,658,313        15,026,220        (13,410,378)      (1,868,463)        1,290,897
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Disciplined
  Small and Mid
  Cap Equity              851,036            853,191           365,578            162,170          143,015           125,645
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 110

------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
FUND                      2010               2009              2008              2010              2009              2008
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Disciplined
  Small Cap
  Value               $   375,114        $   363,926       $   286,759       $     55,844      $    47,195       $    33,868
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Diversified
  Bond                 19,593,287         15,648,683        14,772,880         (1,381,496)      (2,314,025)         (461,298)
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Minnesota
  Tax-Exempt            1,360,384          1,230,393         1,246,083             44,953          196,213           506,328
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  California
  Tax-Exempt              645,263            663,711           715,946             31,789           73,054            44,499
------------------------------------------------------------------------------------------------------------------------------------
RiverSource New
  York Tax-
  Exempt                  224,128            220,172           242,807               (994)           9,792            75,790
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Diversified
  Equity Income        27,123,619         17,053,076        44,177,652            942,822        1,037,819         1,905,627
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large
  Growth
  Quantitative          4,488,490          2,033,555           905,956            239,308          214,462           195,661
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large
  Value
  Quantitative          1,711,964            661,677             6,618(d)         175,996          168,055             2,877(d)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid
  Cap Value
  Opportunity          14,465,693          9,896,881        18,813,340            480,913          776,726           992,201
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Strategic
  Allocation            5,680,661          6,604,411        10,108,947            541,596          585,299         1,047,907
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Balanced              3,318,704          2,483,462         3,977,541            304,130          346,693           437,940
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Strategic
  Income
  Allocation            1,810,439          1,081,850           904,660            269,484          246,334           294,099
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  California
  Municipal
  High-Yield              142,520            164,150           173,288              4,712           32,933            53,665
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  California
  Municipal
  Quality                 164,593            192,624           196,281              5,518           60,833            90,615
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  Minnesota
  Municipal               277,610            324,501           351,237              2,894           68,180            99,131
------------------------------------------------------------------------------------------------------------------------------------
Seligman New
  York
  Municipal               341,577            352,211           332,574             16,001           75,556            88,770
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  National
  Municipal             2,692,664          1,147,080           304,747             24,719           62,006           106,685
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2015                    106,693            121,554           207,083             12,621          (54,705)           (4,193)
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2025                    150,746            136,473           210,264             19,428          (68,782)          (13,470)
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2035                     44,378             35,438            32,294              4,802          (18,456)           (5,254)
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  2045                     21,813             19,710            22,283               (996)         (12,505)           (3,570)
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  TargETFund
  Core                    252,193            272,984           457,038             23,025         (119,771)          (10,950)
------------------------------------------------------------------------------------------------------------------------------------
                          2009               2008              2007              2009              2008              2007
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Absolute
  Return
  Currency and
  Income                4,698,565          4,188,137           887,341            205,127          313,877           103,119
------------------------------------------------------------------------------------------------------------------------------------
Columbia Asia
  Pacific ex-
  Japan                    78,072(e)             N/A               N/A             21,500(e)           N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Emerging
  Markets Bond          1,320,292          1,182,004           706,943             82,201          172,124           120,044
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Emerging
  Markets
  Opportunity           3,791,476          7,352,591         7,106,815            524,327        1,138,897         1,190,259
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  European
  Equity                  600,499            980,629           952,484            (31,736)         223,792           199,237
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Frontier                321,582            579,499           766,116            (20,898)         200,110           250,909
------------------------------------------------------------------------------------------------------------------------------------

Columbia Global
  Bond                  3,551,274          5,074,934         3,438,893            (33,836)         165,694           (17,529)
------------------------------------------------------------------------------------------------------------------------------------

Columbia Global
  Equity                2,918,784          5,825,153         6,075,014            350,276          554,139           577,463
------------------------------------------------------------------------------------------------------------------------------------

Columbia Global
  Extended
  Alpha                    64,424             16,485(f)            N/A              4,234            1,122(f)            N/A
------------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-
  Advisor
  International
  Value                 5,749,639         13,239,202        20,067,871            511,602        1,054,830         1,286,758
------------------------------------------------------------------------------------------------------------------------------------

Columbia
  Seligman
  Global
  Technology            2,551,543          3,571,473         3,876,481            386,252          680,094           707,762
------------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 111

------------------------------------------------------------------------------------------------------------------------------------
                                      MANAGEMENT FEES                                      NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
FUND                      2009               2008              2007              2009              2008              2007
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Disciplined
  International
  Equity                2,174,525          5,209,129         2,161,563            252,387          512,793           358,005
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Partners
  International
  Select Growth         3,240,723          5,965,413         6,048,963           (660,493)         334,550           672,542
------------------------------------------------------------------------------------------------------------------------------------

RiverSource
  Partners
  International
  Small Cap               496,177          1,057,146         1,270,558            (45,193)          63,912           208,621
------------------------------------------------------------------------------------------------------------------------------------

Threadneedle
  Global Equity
  Income                  177,834             15,723(f)            N/A             25,200            2,989(f)            N/A
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle
  International
  Opportunity           3,074,518          4,661,800         4,923,040            283,182          486,074           545,663
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-
  Free Tax-
  Exempt Bond           2,699,258          2,764,541         3,157,092             48,345          506,736            (8,650)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid
  Cap Growth
  Opportunity           4,488,355          4,726,590         6,373,531            281,069          437,496           241,412
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Intermediate
  Tax-Exempt              339,947            291,762           321,011              8,313            2,588            (4,565)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  Tax-Exempt
  High Income          10,226,940         11,447,732        13,006,578         (1,338,742)       2,984,232          (847,490)
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Government
  Money Market            518,174            893,335           776,197         (1,105,030)           6,551           300,969
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select
  Large-Cap
  Value                 1,486,938          1,732,331         2,163,189            292,721          282,371           293,338
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select
  Smaller-Cap
  Value                 1,687,329          2,048,229         3,132,296           (186,016)         295,691           337,798
------------------------------------------------------------------------------------------------------------------------------------
Columbia
  Seligman
  Communica-
  tions and
  Information          25,152,110         28,854,808        34,908,273          1,991,333        2,540,656         2,783,442
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  LaSalle
  Global Real
  Estate                  114,310            243,213           297,971             (8,058)         221,303          (104,511)
------------------------------------------------------------------------------------------------------------------------------------
RiverSource
  LaSalle
  Monthly
  Dividend Real
  Estate                  208,539            460,038           827,966           (107,139)         177,277           (30,072)
------------------------------------------------------------------------------------------------------------------------------------
Seligman
  Capital               1,731,065          2,912,130         3,982,898            370,916          386,885           427,027
------------------------------------------------------------------------------------------------------------------------------------
Seligman Growth         4,254,428          2,534,267         3,101,571             85,442          387,623           404,127
------------------------------------------------------------------------------------------------------------------------------------




   (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
   (b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
   (c) For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.



   (d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.


   (e) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.


   (f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


MANAGER OF MANAGERS EXEMPTION
The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For all Seligman funds and for Columbia Frontier, Columbia Seligman Global Technology, Columbia Seligman Communications and Information, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, RiverSource California Tax-Exempt, RiverSource Cash Management, Columbia Diversified Bond, Columbia Global Bond, Columbia High Yield Bond, RiverSource Intermediate Tax-Exempt, Columbia Minnesota Tax-Exempt, RiverSource New York Tax-Exempt, RiverSource Short Duration U.S. Government, Columbia AMT-Free Tax-Exempt Bond, RiverSource Tax-Exempt High Income and Columbia U.S. Government Mortgage funds: if the fund was to seek to rely on the order, holders of a majority


Statement of Additional Information - Nov. 29, 2010                     Page 112
of the fund's outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 17. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor     Barrow, Hanley, Mewhinney &                        A      1.00% on the first $10 million,
Small Cap Value            Strauss (BHMS)(a)                                         reducing to 0.30% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------

                           Donald Smith & Co., Inc.                          N/A     0.60% on the first $175 million,
                           (Donald Smith)(a)                                         reducing to 0.55% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------

                           Metropolitan West Capital Management, LLC          B      0.50% on all assets
                           (MetWest Capital)
                           (effective April 24, 2006)
                           ------------------------------------------------------------------------------------------------------

                           Turner Investment Partners, Inc. (Turner)         N/A     0.50% on the first $50 million, reducing to
                           (effective Feb. 19, 2010)                                 0.35% as assets increase.(a)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Davis Selected Advisers,                          N/A     0.45% on the first $100 million, reducing to
Fundamental Value          LP (Davis)(a), (b)                                        0.25% as assets increase
                           (effective June 18, 2001)
---------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-  Threadneedle International Limited(b)              D      0.50% on the first $250 million, reducing to
Japan                      (Threadneedle)                                            0.40% as assets increase, and subject to a
                           (effective July 15, 2009)                                 performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets  Threadneedle(b)                                    D      0.45% of the first $150 million, reducing to
Opportunity                (effective July 9, 2004)                                  0.30% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Columbia European Equity   Threadneedle(b)                                    D      0.35% of the first $150 million, reducing to
                           (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 29, 2010                     Page 113

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------

Columbia Global Equity     Threadneedle(b)                                    D      0.35% of the first $150 million, reducing to
                           (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(b)
---------------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended   Threadneedle(b)                                    D      0.70% of the first $250 million, reducing to
Alpha                      (effective Aug. 1, 2008)                                  0.60% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor     AllianceBernstein L.P.                            N/A     0.65% on the first $75 million, reducing to
International Value        (AllianceBernstein)                                       0.30% as assets increase
                           (effective Sept. 17, 2001)
                           ------------------------------------------------------------------------------------------------------

                           Mondrian Investment Partners Limited              N/A     0.70% on all assets
                           (Mondrian)
                           (effective August 18, 2008)
                           ------------------------------------------------------------------------------------------------------

                           Tradewinds Global Investors, LLC                  N/A     0.50% on the first $250 million, reducing to
                           (Tradewinds)                                              0.40 as assets increase
                           (effective August 18, 2008)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners       Columbia Wanger Asset Management L.P.              C      0.70% on the first $150 million, reducing to
International Select       (Columbia WAM)(a),(d)                                     0.50% as assets increase
Growth                     (effective Sept. 5, 2001)
---------------------------------------------------------------------------------------------------------------------------------


RiverSource Partners       Columbia WAM(a),(d)                                C      0.70% on the first $150 million, reducing to
International Small Cap    (effective Aug. 10, 2009)                                 0.50% as assets increase
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global        Threadneedle(b)                                    D      0.45% of the first $250 million, reducing to
Equity Income              (effective Aug. 1, 2008)                                  0.35% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

Threadneedle               Threadneedle(b)                                    D      0.35% of the first $150 million, reducing to
International Opportunity  (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(c)
---------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDED DECEMBER 31
---------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle        LaSalle Investment Management (Securities),        E      0.30% on the first $37 million, 0.65% on the
Global Real Estate         L.P. (LaSalle Securities U.S.)                            next $43 million, and 0.49% thereafter.
                           (since inception)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle        LaSalle Securities U.S.                            E      0.30% on the first $58 million, 0.65% on the
Monthly Dividend Real      (since inception)                                         next $42 million, and 0.45% thereafter.
Estate
---------------------------------------------------------------------------------------------------------------------------------


    (a) The fee is calculated based on the combined net assets subject to the subadviser's investment management.

    (b) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the publicly issued securities of the investment manager's parent company, Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

    (c) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table
        14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to the following amount of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement: 50% for Threadneedle Emerging Markets, Threadneedle European Equity, Threadneedle Global Equity and Threadneedle International Opportunity; 100% for Threadneedle Global Equity Income and Threadneedle Global Extended Alpha. The performance incentive adjustment was effective Dec. 1, 2004.

    (d) On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC, including Columbia WAM, from Bank of America (the "Columbia Transaction"). As a result of the Columbia Transaction, Columbia WAM is an indirect, wholly-owned subsidiary of Ameriprise Financial.

A -     BHMS is an independent-operating subsidiary of Old Mutual Asset
        Management.

B - Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.


Statement of Additional Information - Nov. 29, 2010                     Page 114

C - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

D -     Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
        Financial.

E - LaSalle Investment Management (Securities), L.P. is an affiliate of Jones Lang LaSalle Incorporated.

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 18. SUBADVISORY FEES

                                                                                     SUBADVISORY FEES PAID
                                                                             ------------------------------------
FUND                                             SUBADVISER                     2010         2009         2008
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap  BHMS                                       $  491,375   $  437,027   $  865,372
Value
                                  -------------------------------------------------------------------------------------
                                  Donald Smith                                  587,548      497,789      984,692
                                  -------------------------------------------------------------------------------------

                                  MetWest Capital                               491,635      466,432      955,503
                                  -------------------------------------------------------------------------------------

                                  Turner                                         89,142(a)       N/A          N/A
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: Franklin Portfolio             N/A       22,583      964,510
                                  Associates
                                  (from March 2004 to June 6, 2008)
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: Federated MDTA, LLC        325,109      443,715          N/A(a)
                                  (from June 6, 2008 to Feb. 19, 2010)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental  Davis                                       1,688,264    2,020,698    3,220,929
Value
-----------------------------------------------------------------------------------------------------------------------

                                                                                2009         2008         2007
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan    Threadneedle                                   42,462(e)       N/A          N/A
-----------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets         Threadneedle                                1,469,749    2,801,637    2,728,720
Opportunity
-----------------------------------------------------------------------------------------------------------------------

Columbia European Equity          Threadneedle                                  260,772      443,279      406,594
-----------------------------------------------------------------------------------------------------------------------

Columbia Global Equity            Threadneedle                                1,168,151    2,269,177    2,408,387
-----------------------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha    Threadneedle                                   43,117       11,750(f)       N/A
-----------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor            AllianceBernstein                           2,170,338    6,268,208    7,962,307
International Value
                                  -------------------------------------------------------------------------------------
                                  Mondrian                                      714,196       77,048(b)       N/A
                                  -------------------------------------------------------------------------------------

                                  Tradewinds                                  1,116,798      129,124(b)       N/A
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners              Columbia WAM                                  956,567    1,557,963    1,568,158
International Select Growth
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Principal Global           866,239    1,849,485    1,760,150
                                  Investors, LLC (from April 24, 2006 to
                                  May 6, 2010)
-----------------------------------------------------------------------------------------------------------------------


RiverSource Partners              Columbia WAM                                   41,203(c)       N/A          N/A
International Small Cap
                                  -------------------------------------------------------------------------------------
                                  Former subadviser: Batterymarch               188,913      386,194      439,593
                                  Financial Management, Inc. (from April
                                  24, 2006 to April 30, 2010)
                                  -------------------------------------------------------------------------------------

                                  Former subadviser: AIG Global Investment      127,498(d)   355,245      425,696
                                  Corp. (from April 24, 2006 to Aug. 7,
                                  2009)
-----------------------------------------------------------------------------------------------------------------------



Threadneedle Global Equity        Threadneedle                                  104,654        9,057(f)       N/A
Income
-----------------------------------------------------------------------------------------------------------------------


Threadneedle International        Threadneedle                                1,254,178    1,907,215    1,895,712
Opportunity
-----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real   LaSalle Securities U.S.                    $   36,482      121,606      148,985
Estate
-----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 115

                                                                                     SUBADVISORY FEES PAID
                                                                             ------------------------------------
FUND                                             SUBADVISER                     2009         2008         2007
-----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly       LaSalle Securities U.S.                        71,093   $  230,019   $  413,983
Dividend Real Estate
-----------------------------------------------------------------------------------------------------------------------



(a) The subadviser did not begin managing the fund until after the fund's fiscal year end.
(b)    For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.
(c)    For the fiscal period from Aug. 10, 2009 to Oct. 31, 2009.
(d)    For the fiscal period from Nov. 1, 2008 to Aug. 7, 2009.
(e)    For the fiscal period from July 15, 2009 to Oct. 31, 2009.
(f)    For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the fund's portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 19. PORTFOLIO MANAGERS


                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income  Colin Lundgren       16 RICs              $1.34 billion   None                 None
Builder Fund                          16 other accounts    $271.73 million                                       (6)        (18)
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo(j)  1 RIC                $341.48 million None                 None
                                      2 other accounts     $0.08 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia Income  Colin Lundgren       16 RICs              $1.18 billion   None                 $100,001 -
Builder Fund II                       16 other accounts    $271.73 million                      $500,000         (6)        (18)
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo(j)  1 RIC                $341.48 million None                 None
                                      2 other accounts     $0.08 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia Income  Colin Lundgren       16 RICs              $1.38 billion   None                 None
Builder Fund III                      16 other accounts    $271.73 million                                       (6)        (18)
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo(j)  1 RIC                $341.48 million None                 None
                                      2 other accounts     $0.08 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder
Aggressive
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(k)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder
Conservative
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(k)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 116

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder Moderate
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(k)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder Moderate
Aggressive
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(k)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.56 billion   None                 $10,001 -
Portfolio                             7 other accounts     $1.36 million                        $50,000          (1)        (19)
Builder Moderate
Conservative
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.56 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(k)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M. Bergene(b)   5 RICs               $3.30 billion   None                 $50,001 -
Portfolio                             7 other accounts     $1.36 million                        $100,000         (1)        (19)
Builder Total
Equity
                 --------------------------------------------------------------------------------------------
                 David M. Joy         5 RICs               $3.30 billion   None                 None
                                      6 other accounts     $1.01 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(k)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      22 other accounts    $296.0 million                                        (3)        (32)
                 --------------------------------------------------------------------------------------------
                 Colin Moore(k)       19 RICs              $3.62 billion   None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $299.0 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(k)     17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.4 billion
                                      21 other accounts    $296.0 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 million    None                 None
                 Schofield(k)         26 PIVs              $2.4 million
                                      16 other accounts    $296.0 million
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 117

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P  Alfred F. Alley      4 RICs               $6.5 billion    None                 None             (3)        (32)
500 Index        III(k)               3 PIVs               $175.0 million
                                      19 other accounts    $4.0 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Alfred F. Alley      4 RICs               $6.5 billion    None                 None             (3)        (32)
Small Company    III(k)               3 PIVs               $175.0 million
Index                                 19 other accounts    $4.0 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Equity  Steve Schroll        12 RICs              $14.61 billion  8 RICs ($14.05 B)    $50,001 -
Value                                 2 PIVs               $69.61 million                       $100,000         (2)        (20)
                                      18 other accounts(d) $538.36 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $14.61 billion  8 RICs ($14.05 B)    $100,001 -
                                      2 PIVs               $69.61 million                       $500,000
                                      17 other accounts(d) $538.66 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $14.61 billion  8 RICs ($14.05 B)    $50,001 -
                                      2 PIVs               $69.61 million                       $100,000
                                      21 other accounts(d) $543.80 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Michael E. Hoover(k) 1 RIC                $689.7 million  None                 None             (3)        (32)
Precious Metals                       3 PIVs               $689.7 million
and Mining                            3 other accounts     $0.74 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20  Steve Schroll        12 RICs              $14.76 billion  8 RICs ($14.2 B)     $10,001-
Contrarian                            2 PIVs               $70.44 million                       $50,000          (2)        (20)
Equity                                18 other accounts(d) $539.06 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $14.76 billion  8 RICs ($14.2 B)     $500,001-
                                      2 PIVs               $70.44 million                       $1,000,000
                                      17 other accounts(d) $539.57 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $14.76 billion  8 RICs ($14.2 B)     $100,001-
                                      2 PIVs               $70.44 million                       $500,000
                                      21 other accounts(d) $544.59 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Warren Spitz         None                 None            None                 Over             (2)        (20)
Recovery and                                                                                    $1,000,000
Infrastructure
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(l)       8 other accounts     $1.50 million                                         (1)        (19)
2010
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 118

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(l)       8 other accounts     $1.50 million                                         (1)        (19)
2015
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 $1- $10,000
                                      7 other accounts     $1.13 million
                 --------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              8 other accounts     $1.50 million   None                 None             (1)        (19)
Retirement Plus  Bergene(b),(l)
2020
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None             (1)        (19)
Retirement Plus  Bergene(b),(l)       8 other accounts     $1.50 million
2025
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None             (1)        (19)
Retirement Plus  Bergene(b),(l)       8 other accounts     $1.50 million
2030
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 119

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(l)       8 other accounts     $1.50 million                                         (1)        (19)
2035
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(l)       8 other accounts     $1.50 million                                         (1)        (19)
2040
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia         Kent M.              6 RICs               $4.13 billion   None                 None
Retirement Plus  Bergene(b),(l)       8 other accounts     $1.50 million                                         (1)        (19)
2045
                 --------------------------------------------------------------------------------------------
                 David M. Joy(l)      6 RICs               $4.13 billion   None                 None
                                      7 other accounts     $1.13 million
                 -------------------------------------------------------------------------------------------------------------------
                 Anwiti Bahuguna(l)   17 RICs              $2.1 billion    None                 None
                                      26 PIVs              $2.5 billion
                                      21 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore(l)       19 RICs              $3.56 billion   None                 None
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $246 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson(l)     17 RICs              $2.1 billion    None                 None             (3)        (32)
                                      26 PIVs              $2.5 billion
                                      20 other accounts    $243 million
                 --------------------------------------------------------------------------------------------
                 Marie M.             17 RICs              $2.1 billion    None                 None
                 Schofield(l)
                                      26 PIVs              $2.5 billion
                                      17 other accounts    $243 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia High    Jennifer Ponce de    6 RICs               $4.04 billion   2 RICs ($527.4 M)    None             (2)        (23)
Yield Bond       Leon                 1 PIV                $9.33 million
                                      27 other accounts    $4.58 billion
                 --------------------------------------------------------------------------------------------
                 Brian Lavin          12 RICs              $8.92 billion   None                 None
                                      1 PIV                $9.33 million
                                      4 other account      $683.4 million
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 120

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-  DONALD SMITH:
Advisor Small    Donald G. Smith      2 RICs               $832.0 million  1 RIC ($790 M);
Cap Value
                 --------------------
                 Richard L. Greenberg 1 PIV                $67.0 million   1 other account ($68 None             (10)       (26)
                                      33 other accounts    $2.0 billion    M)
                 -------------------------------------------------------------------------------------------------------------------
                 BHMS:
                 James S. McClure     4 RICs               $824.6 million
                 --------------------
                 John P. Harloe       1 PIV                $5.4 million    None                 None             (12)       (27)
                                      15 other accounts    $572.3 million
                 -------------------------------------------------------------------------------------------------------------------
                 METWEST:
                 Samir Sikka          5 RICs               $472.7 million  1 other account      None             (13)       (28)
                                      3 PIVs               $84.3 million   ($53.9 M)
                                      12 other accounts    $193.8 million
                 -------------------------------------------------------------------------------------------------------------------
                 TURNER:
                 David Kovacs         4 RICs               $315.0 million  1 PIV ($2 M)         None             (5)        (21)
                                      7 PIVs               $46.0 million
                                      6 other accounts     $23930 million
------------------------------------------------------------------------------------------------------------------------------------

Columbia U.S.    Jason J. Callan      4 RICs               $1.84 billion   None                 None             (2)        (23)
Government                            3 other accounts     $0.34 million
Mortgage
                 --------------------------------------------------------------------------------------------
                 Tom Heuer            4 RICs               $1.84 billion   None                 None
                                      2 other accounts     $0.40 million

------------------------------------------------------------------------------------------------------------------------------------

RiverSource      DAVIS:                                                    None                 None(f)          (9)        (25)
Partners         Christopher C. Davis 26 RICs              $54.0 billion
Fundamental                           12 PIVs              $1.0 billion
Value                                 117 other            $8.0 billion
                                      accounts(e)
                 ---------------------------------------------------------
                 Kenneth C. Feinberg  24 RICs              $54.0 billion
                                      11 PIVs              $1.0 billion
                                      107 other            $7.0 billion
                                      accounts(e)
------------------------------------------------------------------------------------------------------------------------------------

RiverSource      Leonard A. Aplet(m)  11 RICs              $2.90 billion   None                 None
Short Duration                        8 PIVs               $3.56 billion                                         (3)        (32)
U.S. Government                       85 other accounts    $10.93 billion
                 --------------------------------------------------------------------------------------------
                 Gregory S.           1 RICs               $2.48 billion   None                 None
                 Liechty(m)           13 other accounts    $71.3 million
                 --------------------------------------------------------------------------------------------
                 Ronald B. Stahl(m)   11 RICs              $2.90 billion   None                 None
                                      6 PIVs               $785.66 million
                                      53 other accounts    $3.88 billion
------------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Steve Schroll        12 RICs              $12.06 billion  8 RICs ($11.57 M)    $100,001-
Dividend                              2 PIVs               $58.92 million                       $500,000
Opportunity                           21 other accounts(d) $467.85 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $12.06 billion  8 RICs ($11.57 M)    $100,001-
                                      2 PIVs               $58.92 million                       $500,000
                                      17 other accounts(d) $468.59 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $12.06 billion  8 RICs ($11.57 M)    $10,001-         (2)        (20)
                                      2 PIVs               $58.92 million                       $50,000
                                      18 other accounts(d) $473.07 million
------------------------------------------------------------------------------------------------------------------------------------

RiverSource Real Arthur J. Hurley     1 RIC                $332.0 million  None                 None             (3)        (32)
Estate                                7 other accounts     $0.40 million
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 121

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Lynn Hopton          11 PIVs              $4.85 billion   None                 None             (2)        (29)
Floating Rate                         11 other accounts    $440.11 million
                 --------------------------------------------------------------------------------------------
                 Yvonne Stevens       11 PIVs              $4.85 billion   None                 None
                                      11 other accounts    $436.48 million
                 --------------------------------------------------------------------------------------------
                 Steve Staver         5 other accounts     $0.81 million   None                 None
------------------------------------------------------------------------------------------------------------------------------------
Columbia Income  Brian Lavin          12 RICs              $8.19 billion   None                 None             (2)        (23)
Opportunities                         1 PIV                $10.40 million
                                      3 other account      $684.85 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Nicholas Pifer(m)    6 RICs               $4.67 billion   None                 None             (2)        (23)
Inflation                             3 PIVs               $21.58 million
Protected                             19 other accounts    $4.99 billion
Securities
                 --------------------------------------------------------------------------------------------
                 VishaI Khanduja      1 RIC                $2.24 billion   None                 None
                                      3 other accounts     $0.09 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large   Brian M. Condon      12 RICs              $4.92 billion   1 PIV ($23 M)        None             (3)        (32)
Core                                  8 PIVs               $707 million
Quantitative                          43 other accounts    $2.63 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Limited Tom Murphy           6 RICs               $12.38 billion  2 RICs ($1.53 B);    Over             (2)        (23)
Duration Credit                       2 PIVs               $715.72 million 1 other account      1,000,000
                                      17 other accounts    $12.88 billion  ($30.68 M)
                 --------------------------------------------------------------------------------------------
                 Timothy J. Doubek    1 RIC                $2.05 billion   1 other account      $10,001 -
                                      5 other account      $31.88 million  ($30.68 M)           $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Brian M. Condon      12 RICs              $8.52 billion   1 PIV ($23 M)        None             (3)        (32)
Disciplined                           8 PIVs               $707 million
Small and Mid                         43 other accounts    $2.63 billion
Cap Equity
                 --------------------------------------------------------------------------------------------
                 Alfred F. Alley III  6 RICs               $6.81 billion   None                 None
                                      6 PIVs               $846.76 million
                                      17 other accounts    $1.28 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Brian M. Condon      12 RICs              $8.61 billion   1 PIV ($23 M)        None             (3)        (32)
Disciplined                           8 PIVs               $707 million
Small and Mid                         43  other accounts   $2.63 billion
Cap Value
                 --------------------------------------------------------------------------------------------
                 Alfred F. Alley III  6  RICs              $6.90 billion   None                 None
                                      6 PIVs               $846.76 million
                                      17 other accounts    $1.28 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Tom Murphy           5 RICs               $7.96 billion   2 RICs ($1.46 B);    $10,001 -        (2)        (23)
Diversified Bond                      2 PIVs               $709.69 million 1 other account      $50,000
                                      18 other accounts    $13.30 billion  ($29.94 M)
                 --------------------------------------------------------------------------------------------
                 Jennifer Ponce de    6 RICs               $5.60 billion   2 RICs ($1.46 B);    None
                 Leon                 27 other accounts    $4.68 billion   1 other account
                                                                           ($29.94 M)
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       22 RICs              $38.96 billion  2 RICs ($1.46 B)     $100,001 -
                                      9 other accounts     $272.65 million                      $500,000
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Catherine Stienstra  10 RICs              $4.15 billion   None                 None             (2)        (23)
Minnesota Tax-                        12 other accounts    $6.80 billion
Exempt
                 --------------------------------------------------------------------------------------------
                 Mary Grindland(n)    1 RIC                $67.34 billion  None                 $10,001 -
                                      6 other accounts     $0.42 million                        $50,000
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Catherine Stienstra  10 RICs              $4.35 billion   None                 None             (2)        (23)
California Tax-                       12 other accounts    $6.80 billion
Exempt
------------------------------------------------------------------------------------------------------------------------------------
RiverSource New  Catherine Stienstra  10 RICs              $4.45 billion   None                 None             (2)        (23)
York Tax-Exempt                       12 other accounts    $6.80 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUND WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Laton Spahr          12 RICs              $9.94 billion   8 RICs ($9.42 B)     $100,001-
Diversified                           2 PIVs               $59.51 million                       $500,000
Equity Income                         16 other accounts    $544.22 million
                 ---------------------------------------------------------                      -------------
                 Steve Schroll        12 RICs              $9.94 billion   8 RICs ($9.42 B)     $50,001-         (2)        (20)
                                      2 PIVs               $59.51 million                       $100,000
                                      18 other accounts    $543.14 million
                 ---------------------------------------------------------                      -------------
                 Paul Stocking        12 RICs              $9.94 billion   8 RICs ($9.42 B)     Over
                                      2 PIVs               $59.51 million                       $1,000,000
                                      20 other accounts    $549.37 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large   Brian M. Condon      11 RICs              $7.92 billion   1 PIV ($22 M)        None             (3)        (32)
Growth                                9 PIVs               $757  million
Quantitative                          40 other accounts    $2.798 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Large   Brian M. Condon      11 RICs              $8.429 billion  1 PIV ($22 M)        None             (3)        (32)
Value                                 9 PIVs               $757 million
Quantitative                          40 other accounts    $2.798 billion
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 122

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Laton Spahr          12 RICs              $12.18 billion  8 RICs ($9.42 B)     $50,001-
Value                                 2 PIVs               $59.51 million                       $100,000
Opportunity                           16 other accounts    $544.22 million
                 ---------------------------------------------------------                      -------------
                 Steve Schroll        12 RICs              $12.18 billion  8 RICs ($9.42 B)     $50,001-         (2)        (20)
                                      2 PIVs               $59.51 million                       $100,000
                                      18 other accounts    $543.14 million
                 ---------------------------------------------------------                      -------------
                 Paul Stocking        12 RICs              $12.18 billion  8 RICs ($9.42 B)     $50,001-
                                      2 PIVs               $59.51 million                       $100,000
                                      20 other accounts    $549.37 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Anwiti Bahuguna      36 RICs              $6.558 billion  None                 None
Strategic                             35 PIVs              $4.45 billion
Allocation                            21 other accounts    $252 million
                 --------------------------------------------------------------------------------------------
                 Colin Moore          38 RICs              $7.93 billion   None                 None
                                      35 PIVs              $4.45 billion
                                      20 other accounts    $255 million
                 --------------------------------------------------------------------------------------------
                 Kent Peterson        36 RICs              $6.558 billion  None                 None             (3)        (32)
                                      35 PIVs              $4.45 billion
                                      16 other accounts    $252 million
                 --------------------------------------------------------------------------------------------
                 Marie M. Schofield   36 RICs              $6.558 billion  None                 None
                                      35 PIVs              $4.45  billion
                                      17 other accounts    $253 million
                 -------------------------------------------------------------------------------------------------------------------
                 David M. Joy         31 RICs              $6.27 billion   None                 None             (2)        (19)
                                      6 other accounts     $1.14 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Steve Schroll        12 RICs              $13.77 billion  8 RICs ($9.42 B)     None             (2)        (20)
Balanced                              2 PIVs               $59.51 million
                                      18 other accounts    $543.14 million
                 --------------------------------------------------------------------------------------------
                 Laton Spahr          12 RICs              $13.77 billion  8 RICs ($9.42 B)     None
                                      2 PIVs               $59.51 million
                                      16 other accounts    $544.22 million
                 --------------------------------------------------------------------------------------------
                 Paul Stocking        12 RICs              $13.77 billion  8 RICs ($9.42 B)     None
                                      2 PIVs               $59.51 million
                                      20 other accounts    $549.37 million
                 -------------------------------------------------------------------------------------------------------------------
                 Tom Murphy           5 RICs               $12.73 billion  1 RIC ($933.4 M);    None             (2)        (23)
                                      2 PIVs               $716.23 million 1 other account
                                      17 other accounts    $13.57 billion  ($23.54 M)
                 --------------------------------------------------------------------------------------------
                 Jennifer Ponce de    6 RICs               $3.34 billion   1 RIC ($933.4 M);    None
                 Leon                 1 PIV                $10.56 million  1 other account
                                      25 other accounts    $4.88 billion   ($6.21 M)
                 --------------------------------------------------------------------------------------------
                 Colin Lundgren       14 RICs              $48.53 billion  1 RIC ($933.4 M)     None
                                      9 other accounts     $277.27 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Colin Lundgren       14 RICs              $48.78 billion  2 RICs ($1.54 B)     None
Strategic Income                      9 other accounts     $277.27 million
Allocation
                 --------------------------------------------------------------------------------------------
                 Gene R. Tannuzzo     11 RICs              $43.37 billion  None                 $1-$10,000       (2)        (23)
                                      2 other accounts     $0.09 million
                 --------------------------------------------------------------------------------------------
                 Brian Lavin          12 RICs              $9.49 billion   None                 None
                                      1 PIV                $10.56 million
                                      3 other account      $695.44 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  11 RICs              $4.07 billion   None                 None             (2)        (23)
California                            12 other accounts    $6.70 billion
Municipal High-
Yield
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  11 RICs              $4.07 billion   None                 None             (2)        (23)
California                            12 other accounts    $6.70 billion
Municipal
Quality
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Catherine Stienstra  11 RICs              $4.04 billion   None                 None             (2)        (23)
Minnesota                             12 other accounts    $6.70 billion
Municipal
                 --------------------------------------------------------------------------------------------
                 Mary Grindland       1 RIC                $355.48 million None                 None
                                      6 other accounts     $0.3 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman         Kimberly Campbell    7 RICs               $3.45 billion   None                 None             (3)        (32)
National                              18 other accounts    $960,000
Municipal
------------------------------------------------------------------------------------------------------------------------------------
Seligman New     Catherine Stienstra  11 RICs              $4.02 billion   None                                  (2)        (23)
York Municipal                        12 other accounts    $6.70 billion
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Nicholas Pifer       5 RICs               $4.79 billion   None                 $50,001 -        (2)        (23)
Absolute Return                       3 PIVs               $33.59 million                       $100,000
Currency and                          17 other accounts(d) $6.27 billion
Income
------------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 123

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia Asia    THREADNEEDLE:
Pacific ex-Japan
                 Vanessa Donegan      2 PIVs               $2.17 billion   1 other ($156.61 M)  None(g)          (14)       (36)
                                      7 other accounts     $4.16 billion
                 ------------------------------------------------------------------------------
                 Rafael Polatinsky    1 PIV                $201.29 million None
                                      4 other accounts     $20.0 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Nicholas Pifer       5 RICs               $4.77 billion                        $10,001 -
Emerging Markets                      3 PIVs               $33.59 million  None                 $50,000          (2)        (23)
Bond                                  17 other accounts(d) $6.27 billion
                 ---------------------------------------------------------                      -------------
                 Jim Carlene          4 PIVs               $174.53 million                      $10,001 -
                                      7 other accounts     $966.74 million                      $50,000
------------------------------------------------------------------------------------------------------------------------------------
Columbia         THREADNEEDLE:
Emerging Markets
Opportunity
                 Vanessa Donegan(m)   2 PIVs               $1.96 billion   1 other ($156.61 M)
                                      6 other accounts     $2.76 billion                        None(g)          (14)       (36)
                 ------------------------------------------------------------------------------
                 Rafael Polatinsky(m) 1 PIV                $224.26 million None
                                      3 other accounts     $554.09 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia         THREADNEEDLE:
European Equity
                 Dan Ison             4 PIVs               $211.49 million 1 PIV ($86.38 M)     None(g)          (14)       (36)
------------------------------------------------------------------------------------------------------------------------------------
Columbia         John K. Schonberg(j) 8 RICs               $1.98 billion   2 RICs ($1.55 B)     None             (2)        (37)
Frontier                              2 PIVs               $27.61 million
                                      6 other accounts     $1.26 million
                 --------------------------------------------------------------------------------------------
                 Sam Murphy(j)        2 RICs               $1.55 billion   2 RICs ($1.55 B)     None
                                      3 other accounts     $0.15 million
                 --------------------------------------------------------------------------------------------
                 Mike Marzolf(j)      2 RICs               $1.55 billion   2 RICs ($1.55 B)     None
                                      3 other accounts     $0.081 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Global  Nicholas Pifer       5 RICs               $4.51 billion   None                 $50,001 -        (2)        (23)
Bond                                  3 PIVs               $33.59 million                       $100,000
                                      17 other accounts(d) $6.27 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Global  THREADNEEDLE:
Equity
                 Stephen Thornber     2 RICs               $28.09 million  None
                                      3 PIVs               $779.53 million
                                      3 other accounts     $411.64 million                      None(g)          (14)       (36)
                 ------------------------------------------------------------------------------
                 Andrew Holliman      2 RICs               $7.50 million   1 RIC, 1 PIV
                                      6 PIVs               $1.63 billion   ($16.2 M)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Global  THREADNEEDLE:
Extended Alpha
                 Andrew Holliman      1 RICs               $481.64 million 1 RIC, 1 PIV
                                      6 PIVs               $1.63 billion   ($16.2 M)
                 ------------------------------------------------------------------------------
                 Jeremy Podger        1 RICs               $28.09 million  3 PIVs, 1 other      None(g)          (14)       (36)
                                      7 PIV                $692.70 million ($96.2 M)
                                      4 other accounts     $120.63 million
------------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-  ALLIANCEBERNSTEIN:
Advisor
International
Value
                 Kevin F. Simms       112 RICs             $38.41 billion  3 RICs ($6.56 B);
                 --------------------
                 Henry S. D'Auria     195 PIVs             $19.99 billion  3 PIVs ($839 M);
                 --------------------
                 Sharon E. Fay        33,923 other         $96.14 billion  86 other ($8.82 B)
                                      accounts
                 ------------------------------------------------------------------------------
                 Marilyn G. Fedak     43 RICs              $11.20 billion  1 RIC ($3.64 B);
                                      52 PIVs              $1.43 billion   8 other ($584 M)     None             (16)       (33)
                                      33,271 other         $23.54 billion
                                      accounts
                 ------------------------------------------------------------------------------
                 Giulio Martini       53 RICs              $23.88 billion  2 RICs ($2.92 B);
                                      94 PIVs              $17.06 billion  2 PIVs ($792 M);
                                      548 other accounts   $58.71 billion  62 other ($6.79 B)
                 -------------------------------------------------------------------------------------------------------------------
                 MONDRIAN:
                 Ormala Krishnan      1 RIC                $363.0 million  None                 None             (8)        (34)
                                      1 PIV                $406.0 million
                                      11 other accounts    $1.08 billion
                 -------------------------------------------------------------------------------------------------------------------
                 TRADEWINDS:
                 Peter Boardman       4 RICs               $1.80 billion
                                      9 PIVs               $906.79 million None                 None             (11)       (35)
                                      41,851 other         $11.98 billion
                                      accounts
                 ---------------------------------------------------------
                 Alberto Jimenez      4 RICs               $1.81 billion
                 Crespo               9 PIVs               $906.79 million
                                      41,848 other         $11.85 billion
                                      accounts
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 29, 2010                     Page 124

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Richard M. Parower   3 RICs               $3.40 billion                        $100,001 -
Seligman Global                       5 PIVs               $904.02 million                      $500,000
Technology                            6 other accounts     $247.29 million
                 ---------------------------------------------------------                      -------------
                 Paul H. Wick         3 RICs               $3.40 billion                        None
                                      5 PIVs               $904.02 million
                                      5 other accounts     $246.94 million
                 ---------------------------------------------------------                      -------------
                 Reema D. Shah        3 RICs               $3.40 billion   None                 None             (2)        (30)
                                      5 PIVs               $904.02 million
                                      8 other accounts     $253.02 million
                 ---------------------------------------------------------                      -------------
                 Ajay Diwan           3 RICs               $3.40 billion                        None
                                      5 PIVs               $904.02 million
                                      7 other accounts     $249.66 million
                 ---------------------------------------------------------                      -------------
                 Benjamin Lu          1 RIC                $6.11 million                        $0 -
                                      2 PIVs               $41.12 million                       $10,000
                                      1 other account      $0.01 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Fred Copper(k)       10 RICs              $1.8 billion    None                 None             (3)        (32)
Disciplined                           4 PIVs               $634.7 million
International                         24 other accounts    $92.4 million
Equity
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      COLUMBIA WAM:
Partners
International    P. Zachary Egan      2 RICs               $4.10 billion   None                 None             (15)       (31)
Select
Growth           ---------------------------------------------------------
                 Louis J. Mendes      3 RICs               $5.50 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      COLUMBIA WAM:
Partners
International
Small Cap
                 P. Zachary Egan      2 RICs               $4.30 billion   None                 None             (15)       (31)
                 ---------------------------------------------------------
                 Louis Mendes III     3 RICs               $5.60 billion
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
Global Equity
Income
                 Stephen Thornber     2 RICs               $481.64 million 1 RIC ($481.64 M)
                                      3 PIVs               $779.53 million
                                      3 other accounts     $411.64 million                      None(g)          (14)       (36)
                 ------------------------------------------------------------------------------
                 Jeremy Podger        2 RICs               $28.09 million  3 PIVs, 1 other
                                      7 PIV                $144.71 million ($96.2 M)
                                      4 other accounts     $120.63 million
------------------------------------------------------------------------------------------------------------------------------------
Threadneedle     THREADNEEDLE:
International
Opportunity
                 Alex Lyle            1 RIC                $552.78 million 1 RIC ($552.78 M);
                                      16 PIVs              $1.20 million   1 other ($221.18 M)
                                      30 other accounts    $2.17 billion                        None(g)          (14)       (36)
                 ------------------------------------------------------------------------------
                 Esther Perkins       1 RIC                $552.78 million 1 RIC ($552.78 M)
                                      3 other accounts     $264.31 million
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-    Catherine Stienstra  10 RICs              $3.82 billion   None                 None             (2)        (23)
Free Tax-Exempt                       11 other accounts    $6.50 billion
Bond
------------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap John K. Schonberg    7 RICs               $745.93 million
Growth                                2 PIVs               $15.93 million
Opportunity                           6 other accounts     $1.12 million
                 ---------------------------------------------------------
                 Sam Murphy           1 RIC                $364.11 million 1 RIC ($364.11 M)    None             (2)        (37)
                                      3 other accounts     $0.12 million
                 ---------------------------------------------------------
                 Mike Marzolf         1 RIC                $364.11 million
                                      2 other accounts     $0.05 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      Brian M. McGreery(m) 7 RICs               $4.20 billion   None                 None             (3)        (32)
Intermediate                          7 other accounts     $640.57 million
Tax-Exempt
------------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax- Kimberly Campbell(m) 7 RICs               $3.40 billion   None                 None             (3)        (32)
Exempt High                           18 other accounts    $0.93 million
Income
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select  Neil Eigen           6 RICs               $642.93 million 4 RICs ($544.83 M)   None
Large-Cap Value                       2 PIVs               $149.17 million
                                      65 other accounts(d) $2.92 billion                                         (2)        (22)
                 --------------------------------------------------------------------------------------------
                 Richard Rosen        6 RICs               $642.93 million 4 RICs ($544.83 M)   None
                                      2 PIVs               $149.17 million
                                      70 other accounts(d) $2.88 billion
------------------------------------------------------------------------------------------------------------------------------------
Columbia Select  Neil Eigen           6 RICs               $611.66 million 4 RICs ($513.56 M)   None
Smaller-Cap                           2 PIVs               $149.17 million
Value
                                      65 other accounts(d) $2.92 billion                                         (2)        (22)
                 --------------------------------------------------------------------------------------------
                 Richard Rosen        6 RICs               $611.66 million 4 RICs ($513.56 M)   $1-$10,000
                                      2 PIVs               $149.17 million
                                      70 other accounts(d) $2.88 billion
------------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 29, 2010                     Page 125

                                             OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                      ---------------------------------------------------------               POTENTIAL
                                                           APPROXIMATE                            OWNERSHIP   CONFLICTS
                                      NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED       OF FUND        OF    STRUCTURE OF
FUND             PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(a)              SHARES     INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Columbia         Paul Wick            4 RICs               $851.40 million None                 Over
Seligman
Communications                        5 PIVs               $1.82 billion                        $1,000,000,0-
                                                                                                00
and Information                       6 other accounts     $266.43 million                                       (2)        (30)
                 --------------------------------------------------------------------------------------------
                 Ajay Diwan           4 RICs               $851.40 million None                 None
                                      5 PIVs               $1.82 billion
                                      7 other accounts     $262.94 million
                 --------------------------------------------------------------------------------------------
                 Richard Parower      3 RICs               $566.53 million None                 None
                                      5 PIVs               $1.82 billion
                                      8 other accounts     $265.53 million
                 --------------------------------------------------------------------------------------------
                 Reema Shah           3 RICs               $566.53 million None                 None
                                      5 PIVs               $1.82 billion
                                      8 other accounts     $270.30 million
                 --------------------------------------------------------------------------------------------
                 Sangeeth Peruri      1 RIC                $56.04 million  None                 None
                                      3 PIVs               $874.60 million
                                      9 other accounts     $16.67 million
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      LASALLE SECURITIES:
LaSalle Global
Real Estate
                 Stan J. Kraska       2 RICs               $113.0 million  4 other accounts     $10,001-         (17)       (39)
                                                                                                $50,000
                                      14 PIVs              $4.15 billion   ($539 M)
                                      29 other accounts    $2.83 billion
                 ---------------------------------------------------------                      -------------
                 George J. Noon       2 RICs               $113.0 million                       None
                 ---------------------------------------------------------                      -------------
                 Keith R. Pauley      14 PIVs              $4.15 billion                        None
                                      28 other accounts    $2.83 billion
                 --------------------------------------------------------------------------------------------
                 Ernst Jan de Leeuw   1 RIC                $87.0 million   2 other accounts     None
                                      16 PIVs              $4.20 billion   ($426 M)
                                      17 other accounts    $1.31 billion
------------------------------------------------------------------------------------------------------------------------------------
RiverSource      LASALLE SECURITIES:
LaSalle
Monthly Dividend Stan J. Kraska       2 RICs               $101.0 million  4 other accounts     $10,001-         (17)       (39)
Real                                                                                            $50,000
Estate                                14 PIVs              $4.15 billion   ($539 M)
                                      29 other accounts    $2.83 billion
                 ---------------------------------------------------------                      -------------
                 George J. Noon       2 RICs               $101.0 million                       None
                 ---------------------------------------------------------                      -------------
                 Keith R. Pauley      14 PIVs              $4.15 billion
                                      28 other accounts    $2.83 billion                        None
------------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Wayne Collette(k)    10 RICs              $2.55 billion   None                 None
                                      1 PIV                $125.4 million
                                      114 other accounts   $216.4 million
                 --------------------------------------------------------------------------------------------
                 George Myers(k)      7 RICs               $2.13 billion   None                 None
                                      1 PIV                $125.4 million
                                      103 other accounts   $138.8 million
                 --------------------------------------------------------------------------------------------
                 Lawrence W. Lin(k)   7 RICs               $2.13 billion   None                 None             (3)        (32)
                                      1 PIV                $125.4 million
                                      108 other accounts   $138.8 million
                 --------------------------------------------------------------------------------------------
                 Brian D. Neigut(k)   7 RICs               $2.13 billion   None                 None
                                      1 PIV                $125.4 million
                                      105 other accounts   $138.6 million
------------------------------------------------------------------------------------------------------------------------------------
Seligman Growth  John Wilson(k)       5 RICs               $1.65 billion   None                 None
                                      1 PIV                $310.0 million
                                      19 other accounts    $350.0 million
                 --------------------------------------------------------------------------------------------
                 Peter Deininger(k)   1 PIV                $315.0 million  None                 None             (3)        (32)
                                      15 other accounts    $275.0 million
------------------------------------------------------------------------------------------------------------------------------------




    * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(c) Mr. Truscott, who serves as Chairman of the Board for Columbia Management, oversees the portfolio managers who manage other accounts for Columbia Management, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by Columbia Management and its affiliates including institutional assets, proprietary assets and hedge funds.

(d) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(e)    Wrap accounts have been counted at the sponsor level.

(f) Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(g) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(h) The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Oct. 31, 2008.

(i) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2009.

(j) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.

(k) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2010.

(l) The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.


Statement of Additional Information - Nov. 29, 2010                     Page 126

(m) The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of Aug. 31, 2010.

(n) The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010.

POTENTIAL CONFLICTS OF INTEREST
(1) COLUMBIA MANAGEMENT: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund's allocation among the underlying funds.

        - Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) COLUMBIA MANAGEMENT: Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

        The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

        For portfolio managers Marzolf and Murphy, their responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(3) COLUMBIA MANAGEMENT: Like other investment professionals with multiple clients, a fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

        Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager's Code of Ethics and certain limited exceptions, the investment manager's investment professionals do not have the opportunity to invest in client accounts, other than the funds.


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        A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

        A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

        A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

        "Cross trades," in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

        A fund's portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager's portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(4) TURNER: As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV,
        Part II for a description of some of its policies and procedures in this regard.

(5) MDTA: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(6) COLUMBIA MANAGEMENT: Management of the Income Builder Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager's investment professionals


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        allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

        Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

        - In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

        - The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

        The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(7) AMERICAN CENTURY: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

        Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

        For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

        American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer

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        marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

        Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(8) MONDRIAN: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

        Allocation of aggregated trades
        Mondrian may from time to time aggregate trades for a number of its clients.

        Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

        Allocation of investment opportunities
        Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

        Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

        All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

        See also "Side-by-side management of hedge funds" below.

        Allocation of IPO opportunities
        Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

        Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

        Dealing in investments as principal in connections with the provision of seed capital
        A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

        Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

        Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

        Directorships and external arrangements
        Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.


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        Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

        The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

        Dual agency
        Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

        Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

        Employee personal account dealing
        There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

        Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

        Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

        Gifts and entertainment (received)
        In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

        Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of L100 require pre-approval).

        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

        Gifts and entertainment (given)
        In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

        Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of L200 require pre-approval).

        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

        Performance fees
        Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

        Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

        The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

        Side-by-side management of hedge funds (Mondrian Alpha Funds)
        Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

        Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

        Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.


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        Soft dollar arrangements
        Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

        As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

        Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

        With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(9) DAVIS: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

        - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

        - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

        - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(10) DONALD SMITH: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

        Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

        Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(11) TRADEWINDS: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with several potential conflicts, which is not intended to be an exhaustive list:

        - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.


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        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

        - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

        - Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

        Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12) BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(13) METWEST: MetWest Capital's portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts, The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an IPO that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund's adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

        As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake. In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

(14) THREADNEEDLE: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment

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        vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

        Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(15) COLUMBIA WAM: Like other investment professionals with multiple clients, a Fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor (Columbia Wanger Asset Management) and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

        Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor's Code of Ethics and certain limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

        A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

        A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

        A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

        "Cross trades," in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a

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        portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

        A Fund's portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor's portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates.

(16) ALLIANCEBERNSTEIN: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

        Employee Personal Trading
        AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

        Managing Multiple Accounts for Multiple Clients
        AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

        Allocating Investment Opportunities
        AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


Statement of Additional Information - Nov. 29, 2010                     Page 135

        AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

        To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(17) LASALLE: Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team's management of a Fund's investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account's investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

STRUCTURE OF COMPENSATION
(18) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(19) COLUMBIA MANAGEMENT: The compensation of employees of the investment manager consists of (i) a base salary, (ii) an annual cash bonus, and
        (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio manager Joy, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for the funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Joy includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. This program has been discontinued and the final award under this plan covers the three-year period that started in January 2007 and ended in December 2009. Portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other employees of the investment manager.

Statement of Additional Information - Nov. 29, 2010                     Page 136

        Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of investment manager at the same job level.

(20) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. One member of the team does not participate in the pool but instead receives a bonus based on management fees on one product and asset retention efforts associated with other products managed by the team. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(21) TURNER: Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

        The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

(22) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of The investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(23) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate

Statement of Additional Information - Nov. 29, 2010                     Page 137
        market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of the investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(24) AMERICAN CENTURY: The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2009, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

        Base Salary
        Portfolio managers receive base pay in the form of a fixed annual salary.

        Bonus
        A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three- year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund's true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

        Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility.

        Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

        A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative or fixed income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

        A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

        Restricted Stock Plans
        Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).


Statement of Additional Information - Nov. 29, 2010                     Page 138

        Deferred Compensation Plans
        Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(25) DAVIS: Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

        Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(26) DONALD SMITH: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(27) BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

        The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(28) METWEST: MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

        MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

        Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

(29) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee.

Statement of Additional Information - Nov. 29, 2010                     Page 139

        Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(30) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(31) COLUMBIA WAM: As of December 31, 2008, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and incentive compensation. Typically, a high proportion of an analyst's or portfolio manager's bonus is paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Bank of America restricted stock and/or options. For 2008, investments in the second plan were made through a deferred cash program. Both plans vest over three years from the date of issuance. The CWAM total incentive compensation pool, including cash and the two incentive plans, is based on formulas, with investment performance of individual portfolio managers and certain analysts, plus firm-wide investment performance, as primary drivers.

        Analysts and portfolio managers are positioned in a number of compensation tiers based on cumulative performance of the portfolios they manage. Performance of each Fund for purposes of portfolio manager compensation is measured relative to its primary benchmark. One and three year performance periods primarily drive incentive levels. Excellent performance results in advancement to a higher tier until the highest tier is reached. Higher tiers have higher base compensation levels and wider incentive compensation ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in incentive compensation levels. Incentive compensation varies by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performing analysts and portfolio managers. If a fund's performance declines, the compensation incentives available to its analysts and portfolio manager(s) also declines.


Statement of Additional Information - Nov. 29, 2010                     Page 140

(32) COLUMBIA MANAGEMENT: As of the funds' most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager's bonus is variable and generally is based on (1) an evaluation of the portfolio manager's investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager's three and five year performance. The investment manager also may consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

   PERFORMANCE BENCHMARKS:

PORTFOLIO
MANAGER              FUND(S)          BENCHMARK(S)                PEER GROUP
---------        ---------------    ---------------    --------------------------------
Alfred F.        RiverSource        Russell 2500       Lipper Mid-Cap Core Funds
  Alley III      Disciplined        Index              Classification
                 Small and Mid
                 Cap Equity
                 RiverSource        Russell 200        Lipper Small Cap Value Funds
                 Disciplined        Value Index        Classification
                 Small Cap Value
                 RiverSource S&P    S&P 500 Index      Lipper S&P 500 Index Objective
                 500 Index                             Funds Classification
                 RiverSource        S&P Small Cap      Lipper Small-Cap Core Funds
                 Small Company      600 Index          Classification
                 Index
Anwiti           Columbia           S&P 500 Index      Lipper Large Cap Core Funds
  Bahuguna,      Portfolio                             Classification
  Colin Moore,   Builder
  Kent           Aggressive,
  Peterson and   Columbia
  Marie M.       Portfolio
  Schofield      Builder
                 Moderate
                 Aggressive and
                 Columbia
                 Portfolio
                 Builder Total
                 Equity
                 Columbia           Barclays           Lipper Mixed-Asset Target
                 Portfolio          Capital U.S.       Allocation Conservative Funds
                 Builder            Aggregate 1-3      Classification
                 Conservative       Years Index and
                                    Blended: 80%
                                    Barclays
                                    Capital U.S.
                                    Aggregate 1-3
                                    Years Index,
                                    20% Barclays
                                    Capital U.S.
                                    Corporate High-
                                    Yield Bond
                                    Index
                 Columbia           S&P 500 Index      Lipper Mixed-Asset Target
                 Portfolio          and  Barclays      Allocation Conservative Funds
                 Builder            Capital U.S.       Classification
                 Moderate           Aggregate Bond
                 Conservative       Index
                 Columbia           S&P 500 Index      Lipper Mixed-Asset Target
                 Portfolio          and  Barclays      Allocation Growth Funds
                 Builder            Capital U.S.       Classification
                 Moderate           Aggregate Bond
                                    Index
                 Columbia           S&P 500 Index,     N/A
                 Retirement Plus    Russell 1000
                 Funds              Index, Russell
                                    1000 Value
                                    Index, Barclays
                                    Capital U.S.
                                    Aggregate Bond
                                    Index, MSCI The
                                    World Index
                                    Net, and MSCI
                                    EAFE Index Net
                 Columbia           S&P 500 Index      Lipper Mixed Asset Target
                 Strategic          and Barclays       Allocation Moderate Funds
                 Allocation         Capital            Classification
                                    Aggregate Bond
                                    Index
Brian M.         Columbia Large     S&P 500 Index      Lipper S&P 500 Index Objective
  Condon         Core                                  Funds Classification
                 Quantitative
                 Columbia Large     Russell 1000       Lipper Large Cap Growth Funds
                 Growth             Growth Index       Classification
                 Quantitative
                 Columbia           Russell 1000       Lipper Large Cap Value Funds
                 Disciplined        Value Index        Classification
                 Large Value
                 Quantitative
                 RiverSource        Russell 2500       Lipper Mid Cap Core Funds
                 Disciplined        Index              Classification
                 Small and Mid
                 Cap Equity
                 RiverSource        Russell 2000       Lipper Small Cap Value Funds
                 Disciplined        Value Index        Classification
                 Small Cap Value
Fred Copper      RiverSource        MSCI EAFE Value    Lipper International Multi-Cap
                 Disciplined        Index              Value Funds Classification
                 International
                 Equity
Wayne M.         Seligman           Russell MidCap     Lipper Mid-Cap Growth Funds
  Collette,      Capital            TR and Russell     Classification
  Lawrence W.                       MidCap Growth
  Lin, George                       TR
  Myers and
  Brian D.
  Neigut
                 Columbia           Russell 2000 TR    Lipper Small Cap Growth Funds
                 Frontier           and Russell        Classification
                                    2000 Growth TR


Statement of Additional Information - Nov. 29, 2010                     Page 141

PORTFOLIO
MANAGER              FUND(S)          BENCHMARK(S)                PEER GROUP
---------        ---------------    ---------------    --------------------------------
Peter            Seligman Growth    Russell 1000       Lipper Large-Cap Growth Funds
  Deininger                         Growth Index       Classification
  and John
  Wilson
Cheryl           RiverSource S&P    S&P 500 Index      Lipper S&P 500 Index Objective
  D'Hollander    500 Index                             Funds Classification
                 RiverSource        S&P Small Cap      Lipper Small-Cap Core Funds
                 Small Company      600 Index          Classification
                 Index
Michael E.       RiverSource        S&P North          Lipper Natural Resources Funds
  Hoover         Precious Metals    American           Classification
                 and Mining         Natural
                                    Resources
                                    Sector Index
Arthur J.        RiverSource        FTSE NAREIT        Lipper Real Estate Funds
  Hurley         Real Estate        Equity REITs       Classification
                                    Index
Laura A.         RiverSource        Barclays           Lipper Multi-Sector Income Funds
  Ostrander      Strategic          Capital            Classification
                 Income             Government/Cre-
                 Allocation         dit Bond Index
                                    and Blended
                                    Benchmark()


          (1) A custom composite, established by the Advisor, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond
               Index -- Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

        The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager's profitability for the year, which is largely determined by assets under management.

(33) ALLIANCEBERNSTEIN: AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

        (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

       (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
            AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded securities, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

       (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
            The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(34) MONDRIAN: Mondrian has the following programs in place to retain key investment staff:

        1. Competitive Salary -- All investment professionals are remunerated with a competitive base salary.

        2. Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

        3. Equity Ownership -- Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 67% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel.

Statement of Additional Information - Nov. 29, 2010                     Page 142

           The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

        Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

        At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

        Compensation Committee

        In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

        Defined Contribution Pension Plan
        All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

        Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(35) TRADEWINDS: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm's executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

        Available bonus pool compensation is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on the following:

        - Overall performance of client portfolios;

        - Objective review of stock recommendations and the quality of primary research;

        - Subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

        To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

        Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(36) THREADNEEDLE: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan ("EIP") linked to measures of Threadneedle's corporate success. Threadneedle believes this encourages longevity of service.

        The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

        The split of the profit share focuses on three key areas of success:

        - Performance of own funds and research recommendations,

        - Performance of all portfolios in the individual's team,

        - Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

        Consideration of the individual's general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

        - Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

        - Intra-team discussion, stock research and investment insights,

        - Marketing support, including written material and presentations.

        It is important to appreciate that in order to maximize an individual's rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to

Statement of Additional Information - Nov. 29, 2010                     Page 143
        the team and wider investment department. This structure is closely aligned with the Threadneedle's investment principles of sharing ideas and effective communication.

(37) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(38) COLUMBIA MANAGEMENT: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by the short term (typically one-year) and long-term (typically three-year and five-year) performance of the accounts managed by the portfolio managers, including the fund, in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(39) LASALLE: Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients' portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

        In addition, equity ownership in Jones Lang LaSalle, the subadvisers' publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle's comprehensive equity ownership program are: (1) Stock Ownership
        Program -- credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan -- program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.


Statement of Additional Information - Nov. 29, 2010                     Page 144

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

            TABLE 20. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                       ------------------------------------------------------------------------------------------
                                                          $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                   $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity           0.080%            0.075%            0.070%             0.060%             0.050%
Columbia Absolute Return Currency and
  Income
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Bond
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International
  Value
Columbia Multi-Advisor Small Cap
  Value
Columbia Select Smaller-Cap Value
Columbia Seligman Global Technology
Columbia Strategic Allocation
RiverSource Disciplined International
  Equity
RiverSource Disciplined Small Cap
  Value
RiverSource LaSalle Global Real
  Estate
RiverSource Partners International
  Select Growth
RiverSource Partners International
  Small Cap
RiverSource Small Company Index
Threadneedle Global Equity Income
Threadneedle International
  Opportunity
---------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond           0.070%            0.065%            0.060%             0.050%             0.040%
Columbia Diversified Bond
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected
  Securities
Columbia Limited Duration Credit
Columbia Minnesota Tax-Exempt
Columbia U.S. Government Mortgage
RiverSource California Tax-Exempt
RiverSource Intermediate Tax-Exempt
RiverSource New York Tax-Exempt
RiverSource Short Duration U.S.
  Government
RiverSource Strategic Income
  Allocation
RiverSource Tax-Exempt High Income
Seligman California Municipal High-
  Yield
Seligman California Municipal Quality
Seligman Minnesota Municipal
Seligman National Municipal
Seligman New York Municipal
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 29, 2010                     Page 145

                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                       ------------------------------------------------------------------------------------------
                                                          $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                   $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income          0.060%            0.055%            0.050%             0.040%             0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and
  Information
RiverSource Balanced
RiverSource Disciplined Small and Mid
  Cap Equity
RiverSource LaSalle Monthly Dividend
  Real Estate
RiverSource Partners Fundamental
  Value
RiverSource Precious Metals and
  Mining
RiverSource Real Estate
RiverSource S&P 500 Index
Seligman Capital
Seligman Growth
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
---------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                0.020%            0.020%            0.020%             0.020%             0.020%
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder
  Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate
  Aggressive
Columbia Portfolio Builder Moderate
  Conservative
Columbia Portfolio Builder Total
  Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
---------------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 29, 2010                     Page 146

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 21. ADMINISTRATIVE FEES

-------------------------------------------------------------------------------------------------------------
                                                     ADMINISTRATIVE SERVICES FEES PAID
                                                                    IN:
---------------------------------------------------------------------------------------------------------
                                                                                              DAILY RATE
                                                                                              APPLIED TO
FUND                                                  2010         2009         2008         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                       $   45,313   $   56,956   $   38,041(a)      0.020%
-------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II                        78,128      108,149       82,229(a)      0.020
-------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III                       38,950       54,275       45,848(a)      0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive                  89,504       96,644      110,897         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Conservative                45,451       36,929       26,665         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate                   201,685      193,553      183,783         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Aggressive        186,977      205,250      223,400         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate Conservative       75,988       72,830       62,617         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total Equity                75,724       84,413      101,924         0.020
-------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                              69,721      101,230      158,059         0.060
-------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index                       293,026      446,427      738,676         0.080
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------
Columbia Equity Value                                 391,620      448,794      680,124         0.058
-------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and Mining                 83,021       64,531       77,686         0.060
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity                      31,739       31,071       13,416(b)      0.080
-------------------------------------------------------------------------------------------------------------
Columbia Recovery and Infrastructure                  199,325        4,214(c)       N/A         0.059
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                           1,647        2,441        3,623         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                           4,050        4,449        5,483         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                           4,355        4,871        7,572         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                           4,903        5,145        7,280         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                           4,981        5,001        7,160         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                           3,476        3,258        4,249         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                           2,435        2,051        4,915         0.020
-------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                           2,262        1,726        1,670         0.020
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                            1,077,547      722,190    1,069,014         0.065
-------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small Cap Value                300,718      277,260      565,329         0.080
-------------------------------------------------------------------------------------------------------------
Columbia U.S. Government Mortgage                     181,856      252,478      285,601         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value                340,508      374,303      594,407         0.060
-------------------------------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government            470,119      521,265      541,748         0.069
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity                         681,093      642,082    1,033,158         0.057
-------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                               103,295       91,566      132,646         0.060
-------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 147

-------------------------------------------------------------------------------------------------------------
                                                     ADMINISTRATIVE SERVICES FEES PAID
                                                                    IN:
---------------------------------------------------------------------------------------------------------
                                                                                              DAILY RATE
                                                                                              APPLIED TO
FUND                                                  2010         2009         2008         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                             $  282,996   $  253,669   $  398,924         0.070%
-------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities                         499,304      219,083      202,872         0.068
-------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected Securities               451,332      515,776      399,972         0.069
-------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative                    1,911,088    1,094,618    1,701,542         0.050
-------------------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit                      317,896      123,147      115,529         0.069
-------------------------------------------------------------------------------------------------------------
Columbia Money Market                               1,551,462    2,132,989    2,507,729         0.053
-------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap Equity       83,767       77,180       38,114         0.060
-------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap Value                40,614       34,017       30,592         0.080
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                           2,608,739    2,122,615    2,012,548         0.057
-------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                         235,979      212,293      215,249         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt                     110,167      113,317      122,235         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt                        38,266       37,590       41,455         0.070
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income                  2,189,480    1,985,768    3,272,256         0.048
-------------------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative                    428,326      203,583      101,276         0.058
-------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative                     160,909       69,490          662(d)      0.060
-------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity                  1,176,703      946,227    1,335,281         0.053
-------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation                         890,778      962,590    1,505,894         0.077
-------------------------------------------------------------------------------------------------------------
RiverSource Balanced                                  368,525      331,811      519,542         0.059
-------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income Allocation               233,058      137,849      115,139         0.070
-------------------------------------------------------------------------------------------------------------
Seligman California Municipal High-Yield*              24,333        7,436          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality*                 28,101        8,837          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal*                          47,397       14,896          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman National Municipal*                          451,886       42,999          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman New York Municipal*                           58,318       17,197          N/A         0.070
-------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015*                              14,070        4,585          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025*                              19,879        5,686          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035*                               5,852        1,661          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045*                               2,876          835          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core*                              33,256       10,074          N/A         0.060
-------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 148

-------------------------------------------------------------------------------------------------------------
                                                     ADMINISTRATIVE SERVICES FEES PAID
                                                                    IN:                       DAILY RATE
---------------------------------------------------------------------------                   APPLIED TO
FUND                                                  2009         2008         2007         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income       $  417,444   $  373,454   $   79,761         0.080%
-------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan                          7,807(e)       N/A          N/A         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond                        146,703      131,334       78,549         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity                 280,656      498,019      503,279         0.079
-------------------------------------------------------------------------------------------------------------
Columbia European Equity                               50,304       96,107      105,886         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Frontier*                                     10,073          N/A          N/A         0.030
-------------------------------------------------------------------------------------------------------------
Columbia Global Bond                                  401,109      572,976      388,646         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Global Equity                                340,869      549,601      611,621         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                          4,908        1,256(f)       N/A         0.080
-------------------------------------------------------------------------------------------------------------
Columbia International Multi-Advisor Value            651,133    1,395,090    1,759,221         0.078
-------------------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology*                  102,757          N/A          N/A         0.040
-------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International Equity          282,974      549,173      209,295         0.080
-------------------------------------------------------------------------------------------------------------
RiverSource Partners International Select Growth      282,773      511,522      490,174         0.080
-------------------------------------------------------------------------------------------------------------
RiverSource Partners International Small Cap           38,884       79,183       92,062         0.080
-------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                      16,780        1,528(f)       N/A         0.080
-------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                281,413      460,205      540,718         0.080
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity                   339,961      471,791      652,889         0.059
-------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond                     453,062      463,150      525,515         0.069
-------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt                    61,016       52,367       57,618         0.070
-------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income                  1,428,680    1,603,416    1,823,812         0.063
-------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------
Columbia Government Money Market*                      41,094          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value*                       76,758          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value*                     96,841          N/A          N/A         0.080
-------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and Information*     868,517          N/A          N/A         0.050
-------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real Estate*                 5,942          N/A          N/A         0.080
-------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend Real Estate*       7,968          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman Capital*                                      68,772          N/A          N/A         0.060
-------------------------------------------------------------------------------------------------------------
Seligman Growth*                                      299,785          N/A          N/A         0.055
-------------------------------------------------------------------------------------------------------------




     * Prior to June 15, 2009 for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman New York Municipal, Seligman TargETFund 2015, Seligman TargETFund 2025, Seligman TargETFund 2035, Seligman TargETFund 2045, Seligman TargETFund Core, Columbia Seligman Global Technology, Columbia Government Money Market, RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate and prior to June 29, 2009 for Seligman Capital, Columbia Frontier, Columbia Seligman Communications and Information, Seligman Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, and for Seligman National, prior to Aug. 31, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund's management fees as charged by the fund's pervious investment manager.

(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.




(d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.



(e) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.



(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.



Statement of Additional Information - Nov. 29, 2010                     Page 149

TRANSFER AGENCY SERVICES

The funds have a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the "transfer agent") (formerly RiverSource Service Corporation) located at One Financial Center, Boston, MA 02111. This agreement governs the transfer agent's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the "distributor") (formerly RiverSource Fund Distributors, Inc.), an indirect wholly-owned subsidiary of Columbia Management, One Financial Center, Boston, MA 02111, serves as the funds' principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                  TABLE 22. SALES CHARGES PAID TO DISTRIBUTOR

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2010           2009            2008              2010           2009             2008
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund     $     245,462  $     466,216   $     688,587(a)  $     (86,426) $     (21,562)   $     (56,086)(a)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II        293,969        654,937       1,279,681(a)       (109,209)        77,641           34,001(a)



Statement of Additional Information - Nov. 29, 2010                     Page 150

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2010           2009            2008              2010           2009             2008
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund     $     189,070  $     296,977   $     831,981(a)  $     (27,745) $        (533)   $     176,661(a)
III
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder           1,656,276      2,081,242       2,848,037           417,384        552,795          799,417
Aggressive
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder             524,245        528,590         384,348             8,450         16,829            4,989
Conservative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder           2,911,626      3,277,766       3,944,827           507,020        661,689          702,939
Moderate
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder           3,171,640      4,181,445       5,635,597           795,856      1,125,393        1,613,677
Moderate Aggressive
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder             885,194        982,012       1,088,559           111,387        153,386          140,630
Moderate Conservative
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder           1,059,706      1,561,130       2,257,735           202,573        319,114          471,536
Total Equity
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                  N/A            N/A             N/A               N/A            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Small Company Index        265,422        365,094         563,878           265,422        317,088          117,897
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Equity Value                  245,798        374,068         496,313            28,520         65,246           16,594
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and        224,264        159,379         192,503             6,986         55,468           50,572
Mining
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------

Columbia 120/20 Contrarian              44,207         57,137         149,480(b)          2,401          5,429           46,196(b)
Equity
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Recovery and                1,817,351        221,190(c)          N/A           337,598         (7,085)(c)          N/A
Infrastructure
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2010            6,098          7,536          32,694             2,480          1,465           11,266
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015           12,014         17,354          70,298             5,364          5,173           50,360
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2020           20,614         26,015          41,850             8,068         12,539           21,519
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025           15,117         21,208          49,187             6,222          7,872           25,003
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030           14,540         19,999          51,530             5,797          9,336           28,063
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035           11,125         14,670          31,469             5,669          6,101           19,162
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040           18,304         17,700          39,332             8,927          8,815           21,208
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045           15,018         16,697          23,890             6,063          6,510           12,087
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond             1,321,507        974,983         882,107           297,716        108,896           41,174
-----------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small           305,205        287,969         607,350            56,453         38,780          117,005
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------

Columbia U.S. Government               109,683        101,207         136,891           (17,796)       (70,344)        (116,397)
Mortgage
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   340,583        494,967         766,263            14,174         43,220           58,252
Fundamental Value
-----------------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S.        392,239        530,165         660,354            35,955        107,433         (152,827)
Government


Statement of Additional Information - Nov. 29, 2010                     Page 151

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AMOUNT RETAINED AFTER PAYING
                                       SALES CHARGES PAID TO DISTRIBUTOR                  COMMISSIONS AND OTHER EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  2010           2009            2008              2010           2009             2008
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity    $   1,058,723  $     798,182   $   1,648,530     $     175,949  $      39,934    $     206,622
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                 80,410         98,301         211,915            15,331         18,158           63,306
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                 240,774        189,836         380,143           (11,075)        11,806         (174,369)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities        1,196,954        951,690         135,655           271,045        251,745          (11,090)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected           236,120        332,292         407,706            15,969        101,013           51,044
Securities
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Large Core                  1,610,548        261,402         412,821           377,765         67,822           85,890
Quantitative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration            1,033,053        145,544          92,255           119,494         17,573            9,475
Credit
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Money Market                  106,803        367,743         339,219           106,058        367,712          339,111
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small           25,721         24,097          26,228             7,017          7,132            7,923
and Mid Cap Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small            5,507          8,386           6,647             1,133          2,011            1,943
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond            1,584,251      1,922,949       1,992,222            77,260        (92,219)         176,513
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt          551,051        406,782         463,447             2,712         84,001           37,217
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-             96,842         92,347          91,928            13,668          9,806            5,945
Exempt
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt         31,250         20,992          29,401             6,331          8,033            8,217
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity          2,471,025      3,383,179       6,331,545           469,210        496,151        1,204,186
Income
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Large Growth                   66,276         69,425          87,685            20,395         15,099           30,621
  Quantitative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Large Value                     8,953          2,270               0(d)          2,821            566                0(d)
  Quantitative
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value                 740,978        954,172       2,444,490            27,902        207,568          898,395
  Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation        1,306,148      2,055,294       5,371,458            98,496        347,495        1,321,113
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Balanced                   203,655        189,413         287,586            44,936         39,038           36,359
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income           625,249        600,969         400,285            53,616          2,484           28,302
  Allocation
-----------------------------------------------------------------------------------------------------------------------------------
Seligman California Municipal           12,156         37,316          98,702            10,444         36,272           13,104
  High-Yield
-----------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal           15,693         60,005          37,798            11,188         56,335            5,413
  Quality
-----------------------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal            32,282         66,716          49,497            19,746         55,756            6,427
-----------------------------------------------------------------------------------------------------------------------------------
Seligman National Municipal            309,586        222,346          57,892           245,535        199,904            7,651
-----------------------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal             37,587        166,632          48,724            30,238        157,302            7,550
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                15,322         22,260          77,218            13,080         22,260            9,521
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                25,027         26,925          79,939            23,349         26,925            9,918
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                 4,582          3,094          13,483             3,671          2,975            1,677
-----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                 6,524          7,658          27,815             5,926          7,508            3,493
-----------------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                13,213         24,251         126,638            11,711         24,251           15,617
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return         $     118,256  $     288,047   $      10,519     $      40,664  $      52,383    $       3,448
  Currency and Income
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-                  N/A            N/A             N/A               N/A            N/A              N/A
Japan(e)
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond          70,770         41,906          25,743            28,245         10,486            1,421
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets              558,505        780,872         886,062           140,308     (4,109,358)      (7,004,024)
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
Columbia European Equity                68,398        124,828         226,464            19,191         35,391           90,745
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Frontier                        1,357         10,431          25,638               735          1,351            3,856
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global Bond                   218,412        391,577         314,002            32,697        118,930          215,442
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                 361,007        800,774         896,578            60,748        114,011           99,098
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha           8,674          1,795(f)          N/A             3,445            307(f)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor                 580,503      1,584,444       4,085,674            68,413        235,164          641,699
  International Value
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman Global               221,563        265,528         309,290           184,936        233,685          274,719
Technology
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                 61,779        168,692         130,761             8,596         36,899           14,894
  International Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                   213,399        560,302         885,940            43,200        118,125          226,007
  International Select Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                    53,930         88,479         164,026            26,245         20,053           19,649
  International Small Cap
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity              38,564         18,558(g)          N/A             7,576          4,340(g)           N/A
Income
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle International             168,431        319,850         501,090            37,276         49,744           56,669
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt           477,836        319,831         313,115           100,280         64,831          (19,725)
Bond
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth                453,947        360,393         608,683           131,709         59,123          115,052
Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-           75,578         59,348          62,985             3,223           (792)         (10,183)
Exempt
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High          1,164,712      1,042,555       1,182,244           192,881        151,444          181,059
Income
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Government Money               22,845            N/A             N/A            22,830            N/A              N/A
Market
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value         83,550        112,370          67,382            72,301         14,405            8,773
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap             73,571         31,742          65,218            39,883          4,542            8,361
Value
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman                    3,487,463      1,478,105       2,850,171         3,197,170        187,649          320,100
Communications and Information
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real         14,337          4,931         439,574            13,946            638           50,672
Estate
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly             15,219         19,987          95,027            14,907          2,839           10,193
Dividend Real Estate
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Capital                        30,899         34,577          66,383            27,966          6,030           11,356
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Growth                        336,636         43,178          48,116           115,283         11,948           10,926
-----------------------------------------------------------------------------------------------------------------------------------




(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.




(d) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.



(e) For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.



(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.


Statement of Additional Information - Nov. 29, 2010                     Page 152

Statement of Additional Information - Nov. 29, 2010                     Page 153

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the "Plan") and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

SHARE CLASS                          DISTRIBUTION FEE       SERVICE FEE       COMBINED TOTAL
--------------------------------------------------------------------------------------------
Class A                              up to 0.25%            up to 0.25%       0.25%(a)
--------------------------------------------------------------------------------------------
Class B                              0.75%                  0.25%             1.00%(b)
--------------------------------------------------------------------------------------------
Class C                              0.75%                  0.25%             1.00%(a)
--------------------------------------------------------------------------------------------
Class I                              None                   None              None
--------------------------------------------------------------------------------------------
Class R (formerly Class R2)          up to 0.50%            up to 0.25%       0.50%(a),(c)
--------------------------------------------------------------------------------------------
Class R3                             0.25%                  0.25%(d)          0.50%(d)
--------------------------------------------------------------------------------------------
Class R4                             None                   0.25%(d)          0.25%(d)
--------------------------------------------------------------------------------------------
Class R5                             None                   None              None
--------------------------------------------------------------------------------------------
Class W                              up to 0.25%            up to 0.25%       0.25%(a)
--------------------------------------------------------------------------------------------
Class Z                              None                   None              None
--------------------------------------------------------------------------------------------



(a) Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor's waiver of the 12b-1 fees on these specific share classes of these funds.

(b) Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c) The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d) The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds' Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R (formerly Class R2), Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund's shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.



Statement of Additional Information - Nov. 29, 2010                     Page 154

IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL ADVISOR OR SELLING AND/OR SERVICING AGENT, DISTRIBUTION AND SERVICE FEES ARE RETAINED BY THE DISTRIBUTOR AS PAYMENT OR REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICE RELATED EXPENSES.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 23. 12B-1 FEES


FUND                                        CLASS A      CLASS B      CLASS C  CLASS R*  CLASS R3       CLASS W
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund             $  471,671   $  273,352   $  105,503       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund II             843,392      386,458      146,186       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund III            420,462      181,976       83,149       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Aggressive       906,136      651,430      196,648       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder                  427,544      415,794      145,696       N/A       N/A           N/A
Conservative
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate       2,010,066    1,572,878      469,838       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate       1,896,292    1,394,436      362,267       N/A       N/A           N/A
Aggressive
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Moderate         744,235      615,354      206,862       N/A       N/A           N/A
Conservative
-----------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder Total            769,440      529,603      177,552       N/A       N/A           N/A
Equity
-----------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index                $   54,437(a)       N/A          N/A       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Small Company Index             781,451      482,501          N/A       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
Columbia Equity Value                     1,484,672      513,603       42,567  $     52  $    369    $        8
-----------------------------------------------------------------------------------------------------------------
RiverSource Precious Metals and             303,284      137,925       31,060       N/A       N/A           N/A
Mining
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity            80,959       14,686       19,355       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Recovery and                       573,841      125,316      127,106        93        39           N/A
Infrastructure(b)
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                 7,863          N/A          N/A        18        10           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2015                12,794          N/A          N/A        18        10           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2020                11,607          N/A          N/A       146         8           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2025                 6,809          N/A          N/A        97         8           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2030                10,004          N/A          N/A        45        13           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2035                 4,104          N/A          N/A        17         8           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2040                 3,831          N/A          N/A        50        70           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2045                 3,364          N/A          N/A        18         8           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------

Columbia High Yield Bond                  3,126,170    1,016,761      599,062    19,571     5,898       263,891
-----------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small Cap            629,566      635,056       71,205     2,666       433           N/A
Value
-----------------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage           195,150      198,412       44,904       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental            846,835      604,556       88,558       N/A       N/A           N/A
Value
-----------------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S.           1,289,353      810,418      242,435    11,521       N/A            12
Government
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
Columbia Dividend Opportunity             2,335,959      777,706      197,105       228        11            10
-----------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                     128,018       64,833       11,302       N/A       N/A             6
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 155

FUND                                        CLASS A      CLASS B      CLASS C  CLASS R*  CLASS R3       CLASS W
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
Columbia Floating Rate                   $  661,379   $  129,749   $  172,291       N/A       N/A    $       11
-----------------------------------------------------------------------------------------------------------------
Columbia Income Opportunities             1,165,157      362,360      508,953       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected                676,148      221,294      156,599  $  5,707       N/A       401,982
Securities
-----------------------------------------------------------------------------------------------------------------
Columbia Large Core Quantitative          6,447,567    1,947,821      209,143     9,201  $     14     1,372,152
-----------------------------------------------------------------------------------------------------------------
Columbia Limited Duration Credit            710,400      120,305      341,535       N/A       N/A            12
-----------------------------------------------------------------------------------------------------------------
Columbia Money Market                     2,064,367      421,815       29,890         5       N/A        14,212
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid        25,573        9,144        2,729       N/A       N/A       265,113
Cap Equity
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small Cap            19,337        2,362        1,006        17        12           N/A
Value
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                 7,117,570    1,741,108      582,197     2,116        26     1,070,556
-----------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt               779,724       88,473      163,760       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource California Tax-Exempt           379,034       25,963       31,712       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-Exempt             129,187       19,927        9,978       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity Income        8,830,653    3,430,897      702,987    44,174   259,312             8
-----------------------------------------------------------------------------------------------------------------
Columbia Large Growth Quantitative          787,103       33,545       16,086        40        18       485,706
-----------------------------------------------------------------------------------------------------------------
Columbia Large Value Quantitative             5,320        1,145          618        40        18       502,813
-----------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value Opportunity        3,437,402    1,099,576      443,050    82,745   146,000             8
-----------------------------------------------------------------------------------------------------------------
Columbia Strategic Allocation             2,558,223      996,429      415,800        19         9           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Balanced                      1,378,525      162,057       93,769       233       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income                724,359      255,741      172,238        26        13           N/A
Allocation
-----------------------------------------------------------------------------------------------------------------
Seligman California Municipal High-          72,075          N/A       59,310       N/A       N/A           N/A
Yield
-----------------------------------------------------------------------------------------------------------------
Seligman California Municipal Quality        91,856          N/A       34,022       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman Minnesota Municipal                165,688          N/A       14,346       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman National Municipal               1,554,737          N/A      348,526       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman New York Municipal                 187,241          N/A       84,151       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2015                     27,239          N/A      106,259     9,279       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2025                     40,548          N/A      130,577    17,609       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2035                     13,737          N/A       26,385     8,018       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund 2045                      7,792          N/A       10,578     3,009       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                     46,960          N/A      267,670    48,572       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and       416,349       35,353       98,315       N/A       N/A       530,074
Income
-----------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-Japan(b)               N/A          N/A          N/A       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Bond               35,486       15,974        3,265       N/A       N/A       254,174
-----------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity       715,248      302,533       99,973    13,518       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia European Equity                    134,391       81,471        9,558       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Frontier                            56,264       11,282       86,834       453         3           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Global Bond                        593,225      367,588       44,351       N/A       N/A       147,100
-----------------------------------------------------------------------------------------------------------------
Columbia Global Equity                      884,744      362,565       57,394       192         8             8
-----------------------------------------------------------------------------------------------------------------
Columbia Global Extended Alpha                5,199        2,820        1,035        36        18           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International      1,476,812      892,831      106,186       N/A       N/A           N/A
Value
-----------------------------------------------------------------------------------------------------------------
Columbia Seligman Global Technology         469,642       85,618      559,118    15,300         3           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Disciplined International       115,524       76,758        9,922        15         7       530,215
Equity
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International          414,628      250,377       42,614       110       N/A           N/A
Select Growth
-----------------------------------------------------------------------------------------------------------------
RiverSource Partners International           57,422       42,653        4,096       N/A       N/A           N/A
Small Cap
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income            38,589       17,080        2,551        36        18           N/A
-----------------------------------------------------------------------------------------------------------------
Threadneedle International                  576,787      226,132       30,118     1,240         8           N/A
Opportunity
-----------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 156

FUND                                        CLASS A      CLASS B      CLASS C  CLASS R*  CLASS R3       CLASS W
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond        $1,580,370   $  189,971   $   72,103       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity       1,123,363      500,167       46,013       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-Exempt         197,660       44,588       36,432       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income        5,482,675      487,040      137,058       N/A       N/A           N/A
-----------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
Columbia Government Money Market(d)          54,819       51,551      133,682  $  6,985       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications and      5,402,710    1,008,895    5,611,229   133,982  $     11           N/A
Information
-----------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap Value             324,397       67,910      372,709    34,736         6           N/A
-----------------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value           274,250      132,950      382,137    43,885         5           N/A
-----------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global Real              15,681          N/A       27,290       248         6           N/A
Estate
-----------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly Dividend         15,884       20,254       84,243    15,651         6           N/A
Real Estate
-----------------------------------------------------------------------------------------------------------------
Seligman Capital                            350,797       65,892      404,801    42,283         6           N/A
-----------------------------------------------------------------------------------------------------------------
Seligman Growth                           1,283,827      316,419      239,516     4,129         5           N/A
-----------------------------------------------------------------------------------------------------------------




    *   Effective Sept. 7, 2010, Class R2 was renamed as Class R.





  (a) Prior to Sept. 7, 2010, Class A for RiverSource S&P 500 Index Fund was known as Class D.





  (b) For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.





  (c) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.





  (d) Effective March 27, 2009, Class C2 shares converted to Class A shares. The amount attributable to Class C2 prior to the conversion is $4,804.



Statement of Additional Information - Nov. 29, 2010                     Page 157

FOR FUNDS WITH CLASS B AND CLASS C SHARES:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed ("unreimbursed expense") for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2010 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

                  TABLE 24. UNREIMBURSED DISTRIBUTION EXPENSES

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
                                                   CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
Columbia 120/20 Contrarian Equity Fund         $    83,000          5.34%  $    17,000          0.82%
-------------------------------------------------------------------------------------------------------
Columbia Absolute Return Currency and Income        58,000          4.20%       19,000          0.36%
Fund
-------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond Fund             372,000          2.73%       84,000          0.87%
-------------------------------------------------------------------------------------------------------

Columbia Diversified Bond Fund                   7,421,000          4.42%      783,000          1.29%
-------------------------------------------------------------------------------------------------------

Columbia Diversified Equity Income Fund         15,146,000          4.63%      753,000          1.14%
-------------------------------------------------------------------------------------------------------

Columbia Dividend Opportunity Fund               3,160,000          4.35%      230,000          1.01%
-------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Bond Fund                107,000          2.85%       52,000          3.38%
-------------------------------------------------------------------------------------------------------

Columbia Emerging Markets Opportunity Fund       1,096,000          2.58%    1,496,000          4.30%
-------------------------------------------------------------------------------------------------------

Columbia Equity Value Fund                       1,495,000          3.47%       59,000          1.32%
-------------------------------------------------------------------------------------------------------

Columbia European Equity Fund                      179,000          3.35%       22,000          1.73%
-------------------------------------------------------------------------------------------------------

Columbia Floating Rate Fund                        718,000          5.45%      145,000          0.68%
-------------------------------------------------------------------------------------------------------

Columbia Frontier Fund                              15,000          0.14%    1,294,000         12.29%
-------------------------------------------------------------------------------------------------------

Columbia Global Bond Fund                        1,130,000          4.36%       83,000          1.43%
-------------------------------------------------------------------------------------------------------

Columbia Global Equity Fund                      1,321,000          4.49%    1,518,000         15.96%
-------------------------------------------------------------------------------------------------------

Columbia Global Extended Alpha Fund                 37,000         10.10%        1,000          0.67%
-------------------------------------------------------------------------------------------------------

Columbia Government Money Market Fund               92,000          2.13%    2,847,000         18.16%
-------------------------------------------------------------------------------------------------------

Columbia High Yield Bond Fund                    3,225,000          3.51%    8,946,000         12.49%
-------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund                     1,718,000          7.31%      105,000          0.74%
-------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund II                  2,301,000          7.02%       97,000          0.61%
-------------------------------------------------------------------------------------------------------

Columbia Income Builder Fund III                 1,182,000          7.53%       62,000          0.70%
-------------------------------------------------------------------------------------------------------

Columbia Income Opportunities Fund               1,550,000          4.33%      212,000          0.35%
-------------------------------------------------------------------------------------------------------

Columbia Inflation Protected Securities Fund     1,055,000          5.20%      179,000          1.04%
-------------------------------------------------------------------------------------------------------

Columbia Large Core Quantitative Fund           10,407,000          5.12%    1,342,000          6.10%
-------------------------------------------------------------------------------------------------------

Columbia Large Growth Quantitative Fund            157,000          4.85%       11,000          0.67%
-------------------------------------------------------------------------------------------------------

Columbia Large Value Quantitative Fund               4,000          1.94%        1,000          1.10%
-------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit Fund              541,000          3.44%      387,000          0.79%
-------------------------------------------------------------------------------------------------------

Columbia Mid Cap Growth Opportunity Fund         1,527,000            N/A       88,000          0.73%
-------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value Opportunity Fund          4,111,000          3.43%      279,000          0.64%
-------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-Exempt fund                 187,000          2.05%      168,000          0.87%
-------------------------------------------------------------------------------------------------------

Columbia Money Market Fund                       5,787,000         12.85%       26,000          0.33%
-------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor International Value       3,708,000          5.77%      175,000          1.96%
Fund
-------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor Small Cap Value Fund      1,809,000          3.07%      109,000          1.45%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Aggressive Fund       3,030,000          4.32%      170,000          0.62%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Conservative Fund     2,093,000          5.36%      169,000          0.78%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate              6,581,000          4.49%    1,177,000          2.30%
Aggressive Fund
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate              3,079,000          5.08%      269,000          0.90%
Conservative Fund
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Moderate Fund         7,877,000          4.63%    1,561,000          2.17%
-------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder Total Equity Fund     2,563,000          4.68%    1,377,000          5.29%
-------------------------------------------------------------------------------------------------------

Columbia Recovery and Infrastructure Fund          317,000          1.55%      130,000          0.45%
-------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap Value Fund               101,000          1.90%    3,010,000          6.96%
-------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 158

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
                                                   CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
Columbia Select Smaller-Cap Value Fund         $   722,000          2.20%  $ 2,781,000          6.14%
-------------------------------------------------------------------------------------------------------

Columbia Seligman Communications and               865,000          1.01%   20,528,000          3.10%
Information Fund
-------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology Fund           505,000          2.25%    4,631,000          6.30%
-------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation Fund               6,013,000          6.61%      409,000          1.11%
-------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage Fund             845,000          4.81%       52,000          0.90%
-------------------------------------------------------------------------------------------------------

RiverSource Balanced Fund                          704,000          4.45%    1,477,000         16.33%
-------------------------------------------------------------------------------------------------------

RiverSource California Tax-Exempt Fund              75,000          2.88%       30,000          0.89%
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined International Equity       321,000          5.81%       14,000          1.52%
Fund
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small and Mid Cap           50,000          6.37%        5,000          2.44%
Equity Fund
-------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small Cap Value Fund        16,000          9.43%        2,000          1.66%
-------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-Exempt Fund           109,000          3.43%       54,000          0.82%
-------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global Real Estate Fund            N/A            N/A      788,000         35.06%
-------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly Dividend Real           27,000          1.16%      317,000         14.10%
Estate Fund
-------------------------------------------------------------------------------------------------------

RiverSource New York Tax-Exempt Fund                54,000          2.85%       11,000          0.10%
-------------------------------------------------------------------------------------------------------

RiverSource Partners Fundamental Value Fund      2,349,000          4.69%      128,000         12.88%
-------------------------------------------------------------------------------------------------------

RiverSource Partners International Select          944,000          4.53%    2,023,000         24.87%
Growth Fund
-------------------------------------------------------------------------------------------------------

RiverSource Partners International Small Cap       213,000          4.09%        2,000          0.03%
Fund
-------------------------------------------------------------------------------------------------------

RiverSource Precious Metals and Mining Fund        364,000          2.61%       42,000          0.19%
-------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                       384,000          5.38%       15,000          0.32%
-------------------------------------------------------------------------------------------------------

RiverSource Short Duration U.S. Government       3,429,000          5.28%    1,491,000         93.39%
Fund
-------------------------------------------------------------------------------------------------------

RiverSource Small Company Index Fund             1,330,000          3.12%          N/A            N/A
-------------------------------------------------------------------------------------------------------

RiverSource Strategic Income Allocation Fund     1,143,000          4.15%      119,000          0.63%
-------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High Income Fund            835,000          2.38%      182,000          1.06%
-------------------------------------------------------------------------------------------------------

Seligman California Municipal High-Yield Fund          N/A            N/A      242,000          4.19%
-------------------------------------------------------------------------------------------------------

Seligman California Municipal Quality Fund             N/A            N/A      203,000          6.00%
-------------------------------------------------------------------------------------------------------

Seligman Capital Fund                               68,000          1.72%    5,273,000         12.95%
-------------------------------------------------------------------------------------------------------

Seligman Growth Fund                             3,750,000          4.29%    2,110,000          8.12%
-------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal Fund                      N/A            N/A       93,000          5.84%
-------------------------------------------------------------------------------------------------------

Seligman National Municipal Fund                       N/A            N/A    2,282,000          6.73%
-------------------------------------------------------------------------------------------------------

Seligman New York Municipal Fund                       N/A            N/A      265,000          3.12%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               N/A            N/A      982,000         10.39%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                               N/A            N/A    1,063,000          8.43%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               N/A            N/A      328,000         12.46%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                               N/A            N/A      192,000         17.84%
-------------------------------------------------------------------------------------------------------

Seligman TargETFund Core                               N/A            N/A    1,787,000          7.24%
-------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income Fund              87,000          3.93%        6,000          0.95%
-------------------------------------------------------------------------------------------------------

Threadneedle International Opportunity Fund        716,000          3.95%       62,000          0.85%
-------------------------------------------------------------------------------------------------------


PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or

Statement of Additional Information - Nov. 29, 2010                     Page 159
servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

MARKETING AND SALES SUPPORT
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary's personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary's organization, including placement of the fund on the financial intermediary's preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

PROGRAM AND SHAREHOLDER SERVICING
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

- ACS HR Solutions

- ADP Broker-Dealer, Inc.

- American Century Investment Management, Inc. and American Century Investment Services, Inc.

- Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

- Associated Securities Corp.

- Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

- Boston Financial Data Services, Inc.

- Charles Schwab Trust Company

- Charles Schwab and Company, Inc.

- Citigroup Global Markets Inc.

- Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

- Digital Retirement Solutions, Inc.

- Expertplan, Inc.

- Fidelity Brokerage Services/National Financial Services

- Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

- FTJ Fund Choice, LLC

- GWFS Equities, Inc.

- Hartford Life Insurance Company

- Hartford Securities Distribution Company, Inc.

- ICMA-RC Services LLC

- ING Institutional Plan Services, LLC

- ING Life Insurance and Annuity Company

- J.P. Morgan Chase Bank, N.A.

- J.P. Morgan Retirement Plan Services, LLC

- John Hancock Life Insurance Company

- John Hancock Life Insurance Company New York

- Lincoln Retirement Services Company LLC

- LPL Financial Corporation

- Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)



Statement of Additional Information - Nov. 29, 2010                     Page 160

- Mercer HR Services, LLC

- Merrill Lynch Life Insurance Company

- Merrill Lynch, Pierce, Fenner & Smith, Inc.

- Mid Atlantic Capital Corporation

- Minnesota Life Insurance Company

- ML Life Insurance Company of New York

- Morgan Stanley & Co., Inc.

- MSCS Financial Services, LLC

- Mutual Service Corporation

- Nationwide Financial Services, Inc.

- Newport Retirement Services, Inc.

- NYLife Distributors LLC

- Oppenheimer & Co.  Inc.

- Principal Life Insurance Company

- Prudential Insurance Company of America/Prudential Investments Retirement Services

- Prudential Investment Management Services LLC/Prudential Investments LLC

- Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

- RBC Capital Markets Corporation

- Reliance Trust Company

- The Retirement Plan Company, LLC

- Securities America, Inc.

- Standard Retirement Services, Inc.

- TD Ameritrade Trust Company

- The Princeton Retirement Group, Inc. and GPC Securities, Inc.

- UBS Financial Services, Inc.

- UVest Financial Services Group, Inc.

- The Vanguard Group, Inc.

- Vertical Management Systems, Inc.

- Wachovia Bank NA

- Waterstone Financial Group, Inc.

- Wells Fargo Advisors Financial Network, LLC

- Wells Fargo Bank N.A.

- Wilmington Trust Company

- Wilmington Trust Retirement and Institutional Services Company

OTHER PAYMENTS
The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

CUSTODIAN SERVICES

The funds' securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund's custodian agreement.



Statement of Additional Information - Nov. 29, 2010                     Page 161

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The funds' headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the RiverSource and Threadneedle funds have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder's discretion, be voted for a single director. The Seligman funds do not provide for cumulative voting rights.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a


Statement of Additional Information - Nov. 29, 2010                     Page 162

Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

                          TABLE 25. FUND HISTORY TABLE

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
COLUMBIA FRONTIER FUND, INC.           7/9/84         12/10/84     Corporation        MD         10/31        Yes
----------------------------------------------------------------------------------------------------------------------
COLUMBIA SELIGMAN                     10/8/82          6/23/83     Corporation        MD         12/31        Yes
  COMMUNICATIONS AND
  INFORMATION FUND, INC.(19)
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES,         4/29/81, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Floating Rate Fund                            2/16/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities                          6/19/03                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Inflation Protected                           3/4/04                                                  No
  Securities Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Limited Duration                              6/19/03                                                Yes
  Credit Fund(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE CALIFORNIA TAX-            4/7/86                    Business Trust       MA       8/31(10)
  EXEMPT TRUST
----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-                            8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIMENSIONS SERIES,   2/20/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                          5/18/06                                                Yes
  and Mid Cap Equity Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                          2/16/06                                                Yes
  Cap Value Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED INCOME   6/27/74, 4/8/86(1)                Corporation       NV/MN       8/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond                              10/3/74                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE EQUITY SERIES,       3/18/57, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth                                6/4/57                                                 Yes
  Opportunity Fund(4),(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL SERIES,            10/28/88                     Corporation        MN         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return                               6/15/06                                                Yes
  Currency and Income Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets                              2/16/06                                                 No
  Bond Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Global Bond Fund                              3/20/89                                                 No
----------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets                             11/13/96                                                Yes
  Opportunity
  Fund(4),(5),(11),(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                                 5/29/90                                                Yes
  Fund(5),(6),(11)
----------------------------------------------------------------------------------------------------------------------
Columbia Global Extended                               8/1/08                                                 Yes
  Alpha Fund
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                             8/1/08                                                 Yes
  Income Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GOVERNMENT INCOME         3/12/85                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
Columbia U.S. Government                               2/14/02                                                Yes
  Mortgage Fund
----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration                             8/19/85                                                Yes
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------
COLUMBIA GOVERNMENT MONEY             6/29/76          1/31/77     Corporation        MD         12/31        Yes
  MARKET FUND, INC.(17)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE HIGH YIELD INCOME         8/17/83                      Corporation        MN         5/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond                               12/8/83                                                Yes
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INCOME SERIES,       2/10/45; 4/8/86(1)                Corporation       NV/MN      1/31(7)
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder                                2/16/06                                                Yes
  Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                           2/16/06                                                Yes
  II(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Income Builder Fund                           2/16/06                                                Yes
  III(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL              5/9/01                      Corporation        MN         10/31
  MANAGERS SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor                                 9/28/01                                                Yes
  International Value
  Fund(11),(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   9/28/01                                                Yes
  International Select Growth
  Fund(11)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   10/3/02                                                Yes
  International Small Cap
  Fund(11)
----------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 163

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE INTERNATIONAL             7/18/84                      Corporation        MN         10/31
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Asia Pacific ex-                              7/15/09                                                Yes
  Japan Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia European Equity                               6/26/00                                                Yes
  Fund(5),(11)
----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                                5/18/06                                                Yes
  International Equity Fund
----------------------------------------------------------------------------------------------------------------------
Threadneedle International                            11/15/84                                                Yes
  Opportunity Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INVESTMENT SERIES,   1/18/40; 4/8/86(1)                Corporation       NV/MN       9/30
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity                           10/15/90                                                Yes
  Income Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Large Quantitative                            5/17/07                                                Yes
  Growth Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Large Quantitative                            8/1/08                                                 Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Value                                 2/14/02                                                Yes
  Opportunity Fund(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced Fund(4)                           4/16/40                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP SERIES,    5/21/70, 4/8/86(1)                Corporation       NV/MN       7/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Large Core                                    4/24/03                                                Yes
  Quantitative  Fund(4),(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MANAGERS SERIES,          3/20/01                      Corporation        MN         5/31
  INC.(2)
----------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small                           6/18/01                                                Yes
  Cap Value Fund(11),(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                   6/18/01                                                Yes
  Fundamental Value Fund(11)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MARKET ADVANTAGE          8/25/89                      Corporation        MN         1/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder                             3/4/04                                                 Yes
  Conservative Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Conservative Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Moderate Aggressive Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Aggressive Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder                             3/4/04                                                 Yes
  Total Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                             10/25/99                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Small Company                              8/19/96                                                Yes
  Index Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MONEY MARKET         8/22/75; 4/8/86(1)                Corporation       NV/MN       7/31
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Money Market                                  10/6/75                                                Yes
  Fund(19)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SECTOR SERIES,            3/25/88                      Corporation        MN         6/30
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Dividend Opportunity                          8/1/88                                                 Yes
  Fund(8)
----------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                           3/4/04                                                  No
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SELECTED SERIES,          10/5/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals                            4/22/85                                                 No
  and Mining Fund(9)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SERIES TRUST(14)          1/27/06                    Business Trust       MA         4/30
----------------------------------------------------------------------------------------------------------------------

Columbia 120/20 Contrarian                            10/18/07                                                Yes
  Equity Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Marsico Flexible                              9/28/10                                                 No
  Capital Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Recovery and                                  2/19/09                                                 No
  Infrastructure Fund
----------------------------------------------------------------------------------------------------------------------
Columbia Retirement Plus 2010                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2015                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2020                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2025                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2030                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2035                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2040                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

Columbia Retirement Plus 2045                          5/18/06                                                Yes
  Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SHORT TERM           4/23/68, 4/8/86(1)                Corporation       NV/MN       7/31
  INVESTMENTS SERIES, INC.(15)
----------------------------------------------------------------------------------------------------------------------

Columbia Short-Term Cash Fund                          9/26/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SPECIAL TAX-EXEMPT         4/7/86                    Business Trust       MA       8/31(10)
  SERIES TRUST
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 164

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Columbia Minnesota Tax-Exempt                          8/18/86                                                 No
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-                              8/18/86                                                 No
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGIC                 10/9/84                      Corporation        MN         9/30
  ALLOCATION SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation                          1/23/85                                                Yes
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income                           5/17/07                                                Yes
  Allocation Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGY SERIES,          1/24/84                      Corporation        MN         3/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Equity Value Fund                             5/14/84                                                Yes
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT INCOME   12/21/78; 4/8/86(1)                Corporation       NV/MN       11/30
  SERIES, INC.(2)
----------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High                            5/7/79                                                 Yes
  Income Fund(4)
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT SERIES,   9/30/76, 4/8/86(1)                Corporation       NV/MN       11/30
  INC.
----------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt                          11/24/76                                                Yes
  Bond Fund(19)
----------------------------------------------------------------------------------------------------------------------
RiverSource Intermediate Tax-                         11/13/96                                                Yes
  Exempt Fund
----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VARIABLE SERIES           9/11/07                    Business Trust       MA         12/31
  TRUST(12)
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Conservative
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderate
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Aggressive
----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                           5/1/08                                                 Yes
  Portfolios - Moderately
  Conservative
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   4/30/86                                                Yes
  Portfolio - Balanced Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/31/81                                                Yes
  Portfolio - Cash Management
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/10/04                                                Yes
  Portfolio - Core Equity Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Diversified Bond
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Diversified
  Equity Income Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                  10/13/81                                                Yes
  Portfolio - Dynamic Equity
  Fund(5),(16)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                  No
  Portfolio - Global Bond Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/13/04                                                 No
  Portfolio - Global Inflation
  Protected Securities
  Fund(13)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/96                                                 Yes
  Portfolio - High Yield Bond
  Fund(3)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   6/1/04                                                 Yes
  Portfolio - Income
  Opportunities Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/01                                                 Yes
  Portfolio - Mid Cap Growth
  Fund(4)
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/2/05                                                 Yes
  Portfolio - Mid Cap Value
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   5/1/00                                                 Yes
  Portfolio - S&P 500 Index
  Fund
----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   9/15/99                                                Yes
  Portfolio - Short Duration
  U.S. Government Fund(3)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Growth Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      02/4/04                                                Yes
  Portfolio - Larger-Cap Value
  Fund(16)
----------------------------------------------------------------------------------------------------------------------

Seligman Variable                                      9/15/99                                                Yes
  Portfolio - Smaller-Cap
  Value Fund(16)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  5/1/00                                                 Yes
  Portfolio - Emerging Markets
  Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                  1/13/92                                                Yes
  Portfolio - International
  Opportunity Fund(4),(5),(11)
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Aggressive
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- AllianceBern-
  stein International Value
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- American
  Century Diversified Bond
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- American
  Century Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Columbia Wanger
  International Equities Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Columbia Wanger
  U.S. Equities Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Conservative
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Davis                            5/1/06                                                 Yes
  New York Venture Fund(11),
  (18)
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 165

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Variable Portfolio -- Eaton                            4/14/10                                                Yes
  Vance Floating-Rate Income
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Goldman                          2/4/04                                                 Yes
  Sachs Mid Cap Value
  Fund(11), (18)
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Invesco                          4/14/10                                                Yes
  International Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- J.P.                             4/14/10                                                Yes
  Morgan Core Bond Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Jennison Mid
  Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Marsico                          4/14/10                                                Yes
  Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- MFS                              4/14/10                                                Yes
  Value Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Moderate
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Moderately
  Aggressive Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Moderately
  Conservative Portfolio
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Mondrian
  International Small Cap Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Morgan                           4/14/10                                                 No
  Stanley Global Real Estate
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- NFJ                              4/14/10                                                Yes
  Dividend Value Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               4/14/10                                                Yes
  Portfolio -- Partners Small
  Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable                                               8/14/01                                                Yes
  Portfolio -- Partners Small
  Cap Value Fund(11), (18)
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- PIMCO                            4/14/10                                                Yes
  Mortgage-Backed Securities
  Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Pyramis                          4/14/10                                                Yes
  International Equity Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- UBS                              4/14/10                                                Yes
  Large Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------

Variable Portfolio -- Wells                            4/14/10                                                Yes
  Fargo Short Duration
  Government Fund
----------------------------------------------------------------------------------------------------------------------

SELIGMAN CAPITAL FUND, INC.           10/21/68         10/9/69     Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------
SELIGMAN GLOBAL FUND SERIES,          11/22/91                     Corporation        MD         10/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global                               5/23/94                                                Yes
  Technology Fund(19)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN GROWTH FUND, INC.            1/26/37          4/1/37      Corporation        MD         12/31        Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN LASALLE REAL ESTATE          5/30/03                      Corporation        MD         12/31
  FUND SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Global                            12/29/06                                                 No
  Real Estate Fund(17)
----------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly                            7/16/03                                                Yes
  Dividend Real Estate
  Fund(17)
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL FUND                8/8/83                      Corporation        MD         9/30
  SERIES, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman National Municipal                           12/31/83                                                Yes
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal                          12/30/83                                                 No
  Class
----------------------------------------------------------------------------------------------------------------------

Seligman New York Municipal                            1/3/84                                                  No
  Class
----------------------------------------------------------------------------------------------------------------------

SELIGMAN MUNICIPAL SERIES             7/25/84                    Business Trust       MA         9/30
  TRUST
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  High-Yield Series
----------------------------------------------------------------------------------------------------------------------

Seligman California Municipal                         11/20/84                                                 No
  Quality Series
----------------------------------------------------------------------------------------------------------------------

SELIGMAN PORTFOLIOS, INC.              7/1/87                      Corporation        MD         12/31
----------------------------------------------------------------------------------------------------------------------

Seligman Capital Portfolio                             6/21/88                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman Common Stock                                  6/21/88                                                Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Communications and                           10/11/94                                                Yes
  Information Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Global Technology                             5/1/96                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman International Growth                          5/3/93                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Investment Grade                              6/21/88                                                Yes
  Fixed Income Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Large-Cap Value                               5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

Seligman Smaller-Cap Value                             5/1/98                                                 Yes
  Portfolio
----------------------------------------------------------------------------------------------------------------------

SELIGMAN TARGETHORIZON ETF             7/6/05                      Corporation        MD         9/30
  PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2015                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045                               10/2/06                                                Yes
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 166

                                                                                                FISCAL
                                      DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION     OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
----------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core                               10/3/05                                                Yes
----------------------------------------------------------------------------------------------------------------------

SELIGMAN VALUE FUND SERIES,           1/27/97                      Corporation        MD         12/31
  INC.
----------------------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap                              4/25/97                                                Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap                            4/25/97                                                Yes
  Value Fund(19)
----------------------------------------------------------------------------------------------------------------------



    * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.

   ** If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

  (1)    Date merged into a Minnesota corporation incorporated on April 8, 1986.

  (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

  (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio - Bond Fund changed its name to Variable Portfolio - Diversified Bond Fund, Variable Portfolio - Extra Income Fund changed its name to Variable Portfolio - High Yield Bond Fund and Variable Portfolio - Federal Income Fund changed its name to Variable Portfolio - Short Duration U.S. Government Fund.

  (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio - Equity Select Fund changed its name to Variable Portfolio - Mid Cap Growth Fund, Variable
         Portfolio - Threadneedle Emerging Markets Fund changed its name to Variable Portfolio - Emerging Markets Fund, Variable
         Portfolio - Threadneedle International Fund changed its name to Variable Portfolio - International Opportunity Fund, and Variable Portfolio - Managed Fund changed its name to Variable
         Portfolio - Balanced Fund.

  (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio - Capital Resource Fund changed its name to Variable Portfolio - Large Cap Equity Fund, Variable Portfolio - Emerging Markets Fund changed its name to Variable Portfolio - Threadneedle Emerging Markets Fund and Variable Portfolio - International Fund changed its name to Variable Portfolio - Threadneedle International Fund.

  (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

  (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

  (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

  (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

 (10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

 (11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio - Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio - Fundamental Value Fund; RiverSource Variable Portfolio - Select Value Fund changed its name to RiverSource Partners Variable Portfolio - Select Value Fund; and RiverSource Variable Portfolio - Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio - Small Cap Value Fund.

 (12) Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

 (13) Effective June 8, 2005, Variable Portfolio - Inflation Protected Securities Fund changed its name to Variable Portfolio - Global Inflation Protected Securities Fund.

 (14) Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

 (15) Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.

 (16) Effective May 1, 2009, RiverSource Variable Portfolio - Growth Fund changed its name to Seligman Variable Portfolio - Growth Fund, RiverSource Variable Portfolio - Large Cap Equity Fund changed its name to RiverSource Variable Portfolio - Dynamic Equity Fund, RiverSource Variable Portfolio - Large Cap Value Fund changed its name to Seligman Variable Portfolio - Larger-Cap Value Fund, and RiverSource Variable Portfolio - Small Cap Advantage Fund changed its name to Seligman Variable Portfolio - Smaller-Cap Value Fund.

 (17) Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.

 (18)    Effective May 1, 2010, RiverSource Partners Variable
         Portfolio - Fundamental Value Fund changed its name to Variable Portfolio - Davis New York Venture Fund; RiverSource Partners Variable Portfolio - Select Value Fund changed its name to Variable
         Portfolio - Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio - Small Cap Value Fund changed its name to Variable Portfolio - Partners Small Cap Value Fund.

 (19) Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Income Builder Moderate Income Builder Fund changed its name to Columbia Income Builder Fund II; RiverSource Income Builder Enhanced Fund changed its name to Columbia Income Builder Fund III; RiverSource

Statement of Additional Information - Nov. 29, 2010                     Page 167

         Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.



Statement of Additional Information - Nov. 29, 2010                     Page 168

BOARD MEMBERS AND OFFICERS


Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.


On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of
J. & W. Seligman & Co. Incorporated (the "Seligman Acquisition"). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds' Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

                             TABLE 26. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS*

                           POSITION HELD
                          WITH FUNDS AND                                       OTHER PRESENT OR
                             LENGTH OF           PRINCIPAL OCCUPATION         PAST DIRECTORSHIPS         COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Chief Justice, Minnesota         None                    Board Governance,
901 S. Marquette Ave.    since 1/11/06     Supreme Court, 1998-2006;                                Compliance,
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 56                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Arne H. Carlson          Board member      Chair, RiverSource and           None                    Board Governance,
901 S. Marquette Ave.    since 1/5/99      Threadneedle funds, 1999-2006;                           Compliance,
Minneapolis, MN 55402                      former Governor of Minnesota                             Contracts,
Age 76                                                                                              Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton        Board member      President, Springboard-Partners  None                    Distribution,
901 S. Marquette Ave.    since 7/11/07     in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Audit
Age 56
----------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn        Board member      Trustee Professor of Economics   None                    Board Governance,
901 S. Marquette Ave.    since 11/1/04     and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      University; former Dean,                                 Investment Review
Age 59                                     McCallum Graduate School of
                                           Business, Bentley University
----------------------------------------------------------------------------------------------------------------------

Anne P. Jones            Board member      Attorney and Consultant          None                    Board Governance,
901 S. Marquette Ave.    since 3/1/85                                                               Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 75                                                                                              Investment Review,
                                                                                                    Audit
----------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,        American Progressive    Distribution,
901 S. Marquette Ave.    since 11/1/05     Shikiar Asset Management         Insurance; Hapoalim     Executive,
Minneapolis, MN 55402                                                       Securities USA, Inc.    Investment Review,
Age 75                                                                                              Audit
----------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Chair of the      President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Board since       Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    1/1/07, Board     Carleton College                 irrigation systems)     Contracts,
Age 71                   member since                                                               Executive,
                         1/1/02                                                                     Investment Review
----------------------------------------------------------------------------------------------------------------------

John F. Maher            Board member      Retired President and Chief      None                    Distribution,
901 S. Marquette Ave.    since 12/10/08    Executive Officer and former                             Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                  Audit
Age 67                                     Financial Corporation
                                           (financial services), 1986-1997
----------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Board Governance,
901 S. Marquette Ave.    since 11/1/04     Management, Inc. (private real                           Compliance,
Minneapolis, MN 55402                      estate and asset management                              Contracts,
Age 58                                     company)                                                 Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 169

                           POSITION HELD
                          WITH FUNDS AND                                       OTHER PRESENT OR
                             LENGTH OF           PRINCIPAL OCCUPATION         PAST DIRECTORSHIPS         COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.    Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 11/11/08    since 2004; former Vice          (digital imaging);      Distribution,
Minneapolis, MN 55402                      President and General Counsel,   Infinity, Inc. (oil     Investment Review
Age 69                                     Automotive Legal Affairs,        and gas exploration
                                           Chrysler Corporation             and production); OGE
                                                                            Energy Corp. (energy
                                                                            and energy services)
----------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since 11/13/02    Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 66                                     President, Aquila                (health management      Investment Review
                                           Biopharmaceuticals               programs)
----------------------------------------------------------------------------------------------------------------------



    * Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. because he serves as an independent director of a broker-dealer that has executed transactions for a subadviser to this fund.

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*

                                    POSITION HELD                                               OTHER PRESENT OR
                                   WITH FUNDS AND                                              PAST DIRECTORSHIPS
                                      LENGTH OF               PRINCIPAL OCCUPATION               (WITHIN PAST 5      COMMITTEE
       NAME, ADDRESS, AGE              SERVICE               DURING PAST FIVE YEARS                  YEARS)         MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member      Chairman of the Board, Columbia           None                 None
53600 Ameriprise Financial        since 11/7/01,    Management Investment Advisers, LLC
Center                            Vice President    (formerly RiverSource Investments, LLC)
Minneapolis, MN 55474             since 2002        since May 2010 (previously President,
Age 50                                              Chairman of the Board and Chief
                                                    Investment Officer, 2001-April 2010);
                                                    Senior Vice president, Atlantic Funds,
                                                    Columbia Funds and Nations Funds since
                                                    May 2010; Chief Executive Officer, U.S.
                                                    Asset Management &
                                                    President - Annuities, Ameriprise
                                                    Financial, Inc. since May 2010
                                                    (previously President - U.S. Asset
                                                    Management and Chief Investment Officer,
                                                    2005-April 2010 and Senior Vice
                                                    President - Chief Investment Officer,
                                                    2001-2005); Director, President and
                                                    Chief Executive Officer, Ameriprise
                                                    Certificate Company since 2006;
                                                    Director, Columbia Management Investment
                                                    Distributors, Inc. (formerly RiverSource
                                                    Fund Distributors, Inc.) since May 2010
                                                    (previously Chairman of the Board and
                                                    Chief Executive Officer, 2008-April
                                                    2010); Chairman of the Board and Chief
                                                    Executive Officer, RiverSource
                                                    Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------------------------------



    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.


Statement of Additional Information - Nov. 29, 2010                     Page 170

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds' other officers are:

                            TABLE 27. FUND OFFICERS


                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
J. Kevin Connaughton              President since   Senior Vice President and General
One Financial Center              5/1/10            Manager - Mutual Fund Products, Columbia
Boston, MA 02111                                    Management Investment Advisers, LLC since May
Age 46                                              2010; President, Columbia Funds since 2009
                                                    (previously Senior Vice President and Chief
                                                    Financial Officer, June 2008 - January 2009);
                                                    President, Atlantic Funds and Nations Funds
                                                    since 2009; Managing Director of Columbia
                                                    Management Advisors, LLC, December 2004 -
                                                    April 2010; Treasurer, Columbia Funds, October
                                                    2003 - May 2008; Treasurer, the Liberty Funds,
                                                    Stein Roe Funds and Liberty All-Star Funds,
                                                    December 2000 - December 2006; Senior Vice
                                                    President - Columbia Management Advisors, LLC,
                                                    April 2003 - December 2004; President,
                                                    Columbia Funds, Liberty Funds and Stein Roe
                                                    Funds, February 2004 - October 2004
--------------------------------------------------------------------------------------------------

Amy K. Johnson                    Vice President    Senior Vice President and Chief Operating
5228 Ameriprise Financial Center  since 12/5/06     Officer, Columbia Management Investment
Minneapolis, MN 55474                               Advisers, LLC (formerly RiverSource
Age 46                                              Investments, LLC) since May 2010 (previously
                                                    Chief Administrative Officer, 2009 - April
                                                    2010 and Vice President - Asset Management and
                                                    Trust Company Services, 2006-2009 and Vice
                                                    President - Operations and Compliance, 2004-
                                                    2006); Senior Vice President, Columbia Funds,
                                                    Atlantic Funds and Nations Funds since May
                                                    2010
--------------------------------------------------------------------------------------------------

Jeffrey P. Fox                    Treasurer since   Chief Financial Officer, Columbia Management
105 Ameriprise Financial Center   7/10/02           Investment Distributors, Inc. (formerly
Minneapolis, MN 55474                               RiverSource Fund Distributors, Inc.) and of
Age 55                                              Seligman Data Corp. since 2008; Vice
                                                    President - Investment Accounting, Ameriprise
                                                    Financial, Inc. since 2002; Chief Financial
                                                    Officer, RiverSource Distributors, Inc. since
                                                    2006
--------------------------------------------------------------------------------------------------

Scott R. Plummer                  Vice President,   Chief Legal Officer and Assistant Secretary,
5228 Ameriprise Financial Center  General           Columbia Management Investment Advisers, LLC
Minneapolis, MN 55474             Counsel and       (formerly RiverSource Investments, LLC) since
Age 51                            Secretary since   June 2005; Vice President and Lead Chief
                                  12/5/06           Counsel - Asset Management, Ameriprise
                                                    Financial, Inc. since May 2010 (previously
                                                    Vice President and Chief Counsel - Asset
                                                    Management, 2005-April 2010 and Vice
                                                    President - Asset Management Compliance, 2004-
                                                    2005); Senior Vice President, Secretary and
                                                    Chief Legal Officer, Atlantic Funds, Columbia
                                                    Funds and Nations Funds since May 2010; Vice
                                                    President, Chief Counsel and Assistant
                                                    Secretary, Columbia Management Investment
                                                    Distributors, Inc. (formerly RiverSource Fund
                                                    Distributors, Inc.) since 2008; Vice
                                                    President, General Counsel and Secretary,
                                                    Ameriprise Certificate Company since 2005;
                                                    Chief Counsel, RiverSource Distributors, Inc.
                                                    since 2006
--------------------------------------------------------------------------------------------------


Michael A. Jones                  Vice President    Director and President, Columbia Management
100 Federal Street                since 5/1/10      Investment Advisers, LLC since May 2010;
Boston, MA 02110                                    President and Director, Columbia Management
Age 51                                              Investment Distributors, Inc. since May 2010;
                                                    Senior Vice President, Atlantic Funds,
                                                    Columbia Funds and Nations Funds since May
                                                    2010; Manager, Chairman, Chief Executive
                                                    Officer and President, Columbia Management
                                                    Advisors, LLC, 2007 - April 2010; Chief
                                                    Executive Officer, President and Director,
                                                    Columbia Management Distributors, Inc.,
                                                    2006 - April 2010; former Co-President and
                                                    Senior Managing Director, Robeco Investment
                                                    Management
--------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 171

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------

Colin Moore                       Vice President    Chief Investment Officer, Columbia Management
One Financial Center              since 5/1/10      Investment Advisers, LLC since May 2010;
Boston, MA 02111                                    Senior Vice President, Atlantic Funds,
Age 52                                              Columbia Funds and Nations Funds since May
                                                    2010; Manager, Managing Director and Chief
                                                    Investment Officer, Columbia Management
                                                    Advisors, LLC, 2007- April 2010; Head of
                                                    Equities, Columbia Management Advisors, LLC,
                                                    2002-Sept. 2007
--------------------------------------------------------------------------------------------------


Linda Wondrack                    Chief Compliance  Vice President and Chief Compliance Officer,
One Financial Center              Officer since     Columbia Management Investment Advisers, LLC
Boston, MA 02111                  5/1/10            since May 2010; Chief Compliance Officer,
Age 46                                              Columbia Funds since 2007; Senior Vice
                                                    President and Chief Compliance Officer,
                                                    Atlantic Funds and Nations Funds since 2007;
                                                    Director (Columbia Management Group, LLC and
                                                    Investment Product Group Compliance), Bank of
                                                    America, June 2005 - April 2010; Director of
                                                    Corporate Compliance and Conflicts Officer,
                                                    MFS Investment Management (investment
                                                    management), August 2004 - May 2005
--------------------------------------------------------------------------------------------------


Neysa M. Alecu                    Money Laundering  Anti - Money Laundering Officer, Columbia
2934 Ameriprise Financial Center  Prevention        Management Investment Advisers, LLC (formerly
Minneapolis, MN 55474             Officer since     RiverSource Investments, LLC) since 2008; Vice
Age 46                            11/9/05 and       President - Compliance, Ameriprise Financial,
                                  Identity Theft    Inc. since 2008; Anti-Money Laundering Officer
                                  Prevention        and Identity Theft Prevention Officer,
                                  Officer since     Columbia Management Investment Distributors,
                                  2008              Inc. (formerly RiverSource Fund Distributors,
                                                    Inc.) since 2008; Anti-Money Laundering
                                                    Officer, Ameriprise Financial, Inc. since
                                                    2005; Compliance Director, Ameriprise
                                                    Financial, Inc., 2004-2008;
--------------------------------------------------------------------------------------------------




RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds' Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds' service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

COMMITTEES OF THE BOARD
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.


Statement of Additional Information - Nov. 29, 2010                     Page 172

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate's ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included above in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate's professional background would fit into the mix of experiences represented by the then-current Board.

-----------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONAL BACKGROUND -- 2010
                           --------------------------------------------------------------------------------------------------
                                                                                                                     AUDIT
                            FOR PROFIT;  NON-PROFIT;                                                              COMMITTEE;
                              CIO/CFO;   GOVERNMENT;                LEGAL;                         DISTRIBUTION;   FINANCIAL
 NAME           GEOGRAPHIC    CEO/COO        CEO      INVESTMENT  REGULATORY  POLITICAL  ACADEMIC    MARKETING       EXPERT
-----------------------------------------------------------------------------------------------------------------------------
Blatz               MN                        X                        X          X
-----------------------------------------------------------------------------------------------------------------------------
Carlson             MN                        X                                   X
-----------------------------------------------------------------------------------------------------------------------------
Carlton             NY                                     X           X                                               X
-----------------------------------------------------------------------------------------------------------------------------
Flynn               MA                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
Jones               MD                                                 X                                               X
-----------------------------------------------------------------------------------------------------------------------------
Laikind             NY           X                         X                                             X             X
-----------------------------------------------------------------------------------------------------------------------------
Lewis               MN                        X                                              X
-----------------------------------------------------------------------------------------------------------------------------
Maher               CT           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Paglia              NY           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Richie              MI           X                                     X
-----------------------------------------------------------------------------------------------------------------------------
Taunton-Rigby       MA           X                         X                                                           X
-----------------------------------------------------------------------------------------------------------------------------


With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors' increased access to information regarding the funds' investment manager, which is the funds' most significant service provider.

COMPLIANCE COMMITTEE -- Supports the funds' maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds' CCO to meet with Independent Directors on a regular basis to discuss compliance matters.


Statement of Additional Information - Nov. 29, 2010                     Page 173

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board.

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds' financial statements and independent audits as well as the funds' compliance with legal and regulatory requirements relating to the funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds' risks by, among other things, meeting with the funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds' Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 28. COMMITTEE MEETINGS


                                        BOARD                                                     INVESTMENT
                                     GOVERNANCE  COMPLIANCE  CONTRACTS   DISTRIBUTION  EXECUTIVE    REVIEW      AUDIT
FISCAL PERIOD                         COMMITTEE   COMMITTEE  COMMITTEE    COMMITTEE    COMMITTEE   COMMITTEE  COMMITTEE
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           5          6            4            2           6          6
January 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            1           5          6
March 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            3            0           5          6
April 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            3            0           5          6
May 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            2            0           5          6
June 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            2            0           5          6
July 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            2            0           5          7
August 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            1            0           5          7
September 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            3           6          6
October 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       5           5          6            4            3           6          6
November 30
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           5          6            4            2           6          6
December 31
-----------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 29, 2010                     Page 174

BOARD MEMBER HOLDINGS

The following table shows the Board members' dollar range of equity securities beneficially owned on Dec. 31, 2009 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

                         TABLE 29. BOARD MEMBER HOLDINGS

Based on net asset values as of Dec. 31, 2009:

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Columbia Absolute Return Currency and        $50,001-$100,000                    Over $100,000
                             Income
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Income Opportunities Fund           $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Partners Small Cap Growth        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Multi-Advisor Small Cap Value       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Precious Metals and Mining       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource Real Estate                      $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communication and          $10,001-$50,000
                             Information Fund
                             ------------------------------------------------------------------------
                             Seligman National Municipal Fund             $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity       Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Arne Carlson                 Columbia Money Market                        Over $100,000                       Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Columbia Portfolio Builder Moderate          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Recovery and Infrastructure         $1-$10,000
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         $10,001-$50,000
                             Information
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 175

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Pamela Carlton               Columbia Absolute Return Currency and        $1-$10,000                         Over $100,000**
                             Income
                             ------------------------------------------------------------------------
                             Columbia Money Market*                       $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Floating Rate*                      $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       $1-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn            Columbia Portfolio Builder Moderate          $50,001-$100,000                   Over $100,000*
                             Aggressive*
                             ------------------------------------------------------------------------
                             Columbia Money Market*                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation*               Over $100,000
                             ------------------------------------------------------------------------
                             Seligman Growth*                             $50,000-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity*      $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones                Columbia Large Core Quantitative             $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Bond                         Over $100,000
                             ------------------------------------------------------------------------
                             Columbia High Yield Bond                     Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Small Company Index              Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $10,001-$50,000
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind              Columbia 120/20 Contrarian Equity            $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Money Market                        Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 176

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        Columbia 120/20 Contrarian Equity            $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             Columbia Absolute Return Currency and        $10,001-$50,000
                             Income*
                             ------------------------------------------------------------------------
                             Columbia Money Market*                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond*                   $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income*          Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Bond               $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Bond                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Large Growth Quantitative*          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Mid Cap Growth Opportunity          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         Over $100,000
                             Information*
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity*       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity Income            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity*      $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------

John F. Maher                Columbia Money Market*                       $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         Over $100,000
                             Information*
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia       Columbia Money Market*                       $10,001-$50,000                    Over $100,000**
                             ------------------------------------------------------------------------
                             Columbia Floating Rate*                      Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 177

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie              RiverSource Balanced                         $1-$10,000                          Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Large Core Quantitative             $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond                    $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia High Yield Bond                     $1-$10,000
                             ------------------------------------------------------------------------
                             RiverSource LaSalle International Real       $1-$10,000
                             Estate
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $1-$10,000
                             Growth
                             ------------------------------------------------------------------------
                             RiverSource Short Duration U.S. Government   $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman Capital                             $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         $1-$10,000
                             Information
                             ------------------------------------------------------------------------
                             Columbia Frontier                            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Global Technology          $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Select Large-Cap Value              $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Select Smaller-Cap Value            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       $1-$10,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  Over $100,000
---------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby         Columbia 120/20 Contrarian Equity            $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Absolute Return Currency and        $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Income Builder Fund III             Over 100,000
                             ------------------------------------------------------------------------
                             Columbia Mid Cap Value Opportunity           $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    $50,001-$100,000
                             Growth
                             ------------------------------------------------------------------------
                             Columbia Multi-Advisor Small Cap Value       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         $50,001-$100,000
                             Information
                             ------------------------------------------------------------------------
                             Seligman Growth                              $50,001-$100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $50,001-$100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 178

                                                                                                         AGGREGATE DOLLAR RANGE
                                                                                                          OF EQUITY SECURITIES
                                                                             DOLLAR RANGE OF EQUITY     OF ALL FUNDS OVERSEEN BY
        BOARD MEMBER         FUND                                            SECURITIES IN THE FUND           BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Ted Truscott                 Columbia 120/20 Contrarian Equity            $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Absolute Return Currency and        $50,001-$100,000
                             Income
                             ------------------------------------------------------------------------
                             Columbia Large Core Quantitative             Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined International        Over $100,000
                             Equity
                             ------------------------------------------------------------------------
                             Columbia Large Growth Quantitative           $50,001-$100,000
                             ------------------------------------------------------------------------
                             Columbia Large Value Quantitative            $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Disciplined Small and Mid Cap    $10,001-$50,000
                             Equity
                             ------------------------------------------------------------------------
                             Columbia Diversified Bond                    Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Diversified Equity Income           $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Dividend Opportunity                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Bond               $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Bond                         Over $100,000
                             ------------------------------------------------------------------------
                             Columbia High Yield Bond                     Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Income Opportunities                $50,001- $100,000
                             ------------------------------------------------------------------------
                             Columbia Inflation Protected Securities      $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Limited Duration Credit             Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Mid Cap Value Opportunity           $50,001-$100,000
                             ------------------------------------------------------------------------
                             RiverSource Partners International Select    Over $100,000
                             Growth
                             ------------------------------------------------------------------------
                             Columbia Multi-Advisor International Value   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Portfolio Builder Moderate          $50,001-$100,000
                             Aggressive
                             ------------------------------------------------------------------------
                             Columbia Retirement Plus 2035                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Strategic Allocation                Over $100,000
                             ------------------------------------------------------------------------
                             RiverSource Strategic Income Allocation      Over $100,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Communications and         $10,001-$50,000
                             Information
                             ------------------------------------------------------------------------
                             Columbia Seligman Global Technology          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Seligman Growth                              Over $100,000
                             ------------------------------------------------------------------------
                             Seligman LaSalle International Real Estate   $1-$10,000
                             ------------------------------------------------------------------------
                             Seligman National Municipal Class            $1-$10,000
                             ------------------------------------------------------------------------
                             Columbia Seligman Premium Technology Growth  $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Emerging Markets Opportunity        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Columbia Global Equity                       Over $100,000
                             ------------------------------------------------------------------------
                             Tri-Continental Corporation                  $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 179

    *    Deferred compensation invested in share equivalents:

A. Carlton   Columbia Money Market.......................  $1-$10,000
             Columbia Floating Rate......................  $50,001-$100,000
B. Flynn     Columbia Portfolio Builder Moderately         $50,001-$100,000
             Aggressive..................................
             Columbia Money Market.......................  $1-$10,000
             Seligman Growth.............................  $50,001-$100,000
             Threadneedle International Opportunity......  $10,001-$50,000
C. Lewis     Columbia Money Market.......................  $10,001-$50,000
             Columbia Diversified Bond...................  $1-$10,000
             Columbia Absolute Return Currency and         $10,001-$50,000
             Income......................................
             Columbia Large Growth Quantitative..........  $10,001-$50,000
             Columbia Diversified Equity Income..........  $50,001-$100,000
             Columbia Emerging Markets Opportunity.......  $50,001-$100,000
             Columbia Seligman Communications and          $50,001-$100,000
             Information.................................
             Threadneedle International Opportunity......  $50,001-$100,000
D. Maher     Columbia Money Market.......................  $10,001-$50,000
             Columbia Seligman Communications and          Over $100,000
             Information.................................
E. Paglia    Columbia Money Market.......................  $10,001-$50,000
             Columbia Floating Rate......................  Over $100,000


   **    Total includes deferred compensation invested in share equivalents.


As of 30 days prior to the date of this SAI, the Board members and officers as a group owned 3.15% of Columbia Retirement Plus 2035 Fund Class A, 1.13% of RiverSource Disciplined International Equity Fund Class A and 1.44% of Columbia 120/20 Contrarian Equity Fund Class A. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia, RiverSource, Seligman or Threadneedle fund.


COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                 TABLE 30. BOARD MEMBER COMPENSATION - ALL FUNDS


                                                         TOTAL CASH COMPENSATION FROM
BOARD MEMBER(a)                                           FUNDS PAID TO BOARD MEMBER
---------------------------------------------------------------------------------------------
Kathleen Blatz                                                     $193,727
---------------------------------------------------------------------------------------------
Arne H. Carlson                                                     218,854
---------------------------------------------------------------------------------------------
Pamela G. Carlton                                                   188,727(b)
---------------------------------------------------------------------------------------------
Patricia M. Flynn                                                   202,975(b)
---------------------------------------------------------------------------------------------
Anne P. Jones                                                       196,227
---------------------------------------------------------------------------------------------
Jeffrey Laikind                                                     202,807(b)
---------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                               393,003(b)
---------------------------------------------------------------------------------------------
John F. Maher                                                       202,500(b)
---------------------------------------------------------------------------------------------
Catherine James Paglia                                              196,227
---------------------------------------------------------------------------------------------
Leroy Richie                                                        191,227
---------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                191,227
---------------------------------------------------------------------------------------------




 (a) Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial's acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.


 (b) Ms. Carlton, Ms. Flynn, Mr. Laikind, Mr. Lewis and Mr. Maher elected to defer a portion of the total cash compensation payable during the period in the amount of $17,500, $97,500, $122,813, $79,500, and $202,500, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.


The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals' advice and counsel are in demand


Statement of Additional Information - Nov. 29, 2010                     Page 180
by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the Independent Directors, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members will be paid an annual retainer of $125,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Board Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directors are not paid for special meetings conducted by telephone. In 2010, the Board's Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource, Seligman or Threadneedle funds in the Fund Family and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

            TABLE 31. BOARD MEMBER COMPENSATION -- INDIVIDUAL FUNDS

                                AGGREGATE COMPENSATION FROM FUND
                         ----------------------------------------------
FUND                      BLATZ    CARLSON    CARLTON   FLYNN    JONES
-----------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------
Columbia Income Builder        *          *         *        *        *
Fund
-----------------------------------------------------------------------

Columbia Income Builder        *          *         *        *        *
Fund II
-----------------------------------------------------------------------

Columbia Income Builder        *          *         *        *        *
Fund III
-----------------------------------------------------------------------
Columbia Portfolio             *          *         *        *        *
Builder Aggressive
-----------------------------------------------------------------------
Columbia Portfolio             *          *         *        *        *
Builder Conservative
-----------------------------------------------------------------------
Columbia Portfolio             *          *         *        *        *
Builder Moderate
-----------------------------------------------------------------------

Columbia Portfolio             *          *         *        *        *
Builder Moderate
Aggressive
-----------------------------------------------------------------------

Columbia Portfolio             *          *         *        *        *
Builder Moderate
Conservative
-----------------------------------------------------------------------
Columbia Portfolio             *          *         *        *        *
Builder Total Equity
-----------------------------------------------------------------------
RiverSource S&P 500       $  294     $  303    $  273   $  282   $  295
Index -- total
Amount deferred                0          0        96       91        0
-----------------------------------------------------------------------
RiverSource Small            928        954       862      887      928
Company Index -- total
Amount deferred                0          0       302      287        0
-----------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------
Columbia Equity            1,720      1,744     1,604    1,653    1,744
Value -- total
Amount deferred                0          0       463      595        0
-----------------------------------------------------------------------

RiverSource Precious         354        359       330      339      359
Metals and
Mining -- total
Amount deferred                0          0        96      122        0
-----------------------------------------------------------------------
                                        AGGREGATE COMPENSATION FROM FUND
                         -------------------------------------------------------------
                                                                              TAUNTON-
FUND                      LAIKIND   LEWIS     MAHER      PAGLIA     RICHIE     RIGBY
--------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------
Columbia Income Builder         *        *          *          *          *          *
Fund
--------------------------------------------------------------------------------------

Columbia Income Builder         *        *          *          *          *          *
Fund II
--------------------------------------------------------------------------------------

Columbia Income Builder         *        *          *          *          *          *
Fund III
--------------------------------------------------------------------------------------
Columbia Portfolio              *        *          *          *          *          *
Builder Aggressive
--------------------------------------------------------------------------------------
Columbia Portfolio              *        *          *          *          *          *
Builder Conservative
--------------------------------------------------------------------------------------
Columbia Portfolio              *        *          *          *          *          *
Builder Moderate
--------------------------------------------------------------------------------------

Columbia Portfolio              *        *          *          *          *          *
Builder Moderate
Aggressive
--------------------------------------------------------------------------------------

Columbia Portfolio              *        *          *          *          *          *
Builder Moderate
Conservative
--------------------------------------------------------------------------------------
Columbia Portfolio              *        *          *          *          *          *
Builder Total Equity
--------------------------------------------------------------------------------------
RiverSource S&P 500        $  273   $  677     $  265     $  303     $  282     $  282
Index -- total
Amount deferred                25      105        265          0          0          0
--------------------------------------------------------------------------------------
RiverSource Small             862    2,129        834        954        887        887
Company Index -- total
Amount deferred                80      329        834          0          0          0
--------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------
Columbia Equity             1,604    3,776      1,561      1,744      1,629      1,629
Value -- total
Amount deferred               336      618      1,561          0          0          0
--------------------------------------------------------------------------------------

RiverSource Precious          330      776        321        358        335        335
Metals and
Mining -- total
Amount deferred                68      127        321          0          0          0
--------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 29, 2010                     Page 181

                                AGGREGATE COMPENSATION FROM FUND
                         ----------------------------------------------
FUND                      BLATZ    CARLSON    CARLTON   FLYNN    JONES
-----------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------
Columbia 120/20             $103       $104      $ 97     $100     $104
Contrarian
Equity -- total
Amount deferred                0          0        24       38        0
-----------------------------------------------------------------------
Columbia Recovery and        912        929       869      903      929
Infrastructure -- total
Amount deferred                0          0       170      366        0
-----------------------------------------------------------------------
Columbia Retirement            *          *         *        *        *
Plus 2010
-----------------------------------------------------------------------

Columbia Retirement            *          *         *        *        *
Plus 2015
-----------------------------------------------------------------------

Columbia Retirement            *          *         *        *        *
Plus 2020
-----------------------------------------------------------------------

Columbia Retirement            *          *         *        *        *
Plus 2025
-----------------------------------------------------------------------

Columbia Retirement            *          *         *        *        *
Plus 2030
-----------------------------------------------------------------------

Columbia Retirement            *          *         *        *        *
Plus 2035
-----------------------------------------------------------------------

Columbia Retirement            *          *         *        *        *
Plus 2040
-----------------------------------------------------------------------

Columbia Retirement            *          *         *        *        *
Plus 2045
-----------------------------------------------------------------------
                                        AGGREGATE COMPENSATION FROM FUND
                         -------------------------------------------------------------
                                                                              TAUNTON-
FUND                      LAIKIND   LEWIS     MAHER      PAGLIA     RICHIE     RIGBY
--------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------
Columbia 120/20              $ 97   $  221       $ 95       $104       $ 99       $ 99
Contrarian
Equity -- total
Amount deferred                29       37         95          0          0          0
--------------------------------------------------------------------------------------
Columbia Recovery and         869    1,880        853        929        886        886
Infrastructure -- total
Amount deferred               333      326        853          0          0          0
--------------------------------------------------------------------------------------
Columbia Retirement             *        *          *          *          *          *
Plus 2010
--------------------------------------------------------------------------------------

Columbia Retirement             *        *          *          *          *          *
Plus 2015
--------------------------------------------------------------------------------------

Columbia Retirement             *        *          *          *          *          *
Plus 2020
--------------------------------------------------------------------------------------

Columbia Retirement             *        *          *          *          *          *
Plus 2025
--------------------------------------------------------------------------------------

Columbia Retirement             *        *          *          *          *          *
Plus 2030
--------------------------------------------------------------------------------------

Columbia Retirement             *        *          *          *          *          *
Plus 2035
--------------------------------------------------------------------------------------

Columbia Retirement             *        *          *          *          *          *
Plus 2040
--------------------------------------------------------------------------------------

Columbia Retirement             *        *          *          *          *          *
Plus 2045
--------------------------------------------------------------------------------------



FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------
Columbia High Yield        4,436      4,626     4,212    4,374    4,495
Bond -- total
Amount deferred                0          0       890    1,720        0
-----------------------------------------------------------------------

Columbia Multi-Advisor       980      1,025       931      968      993
Small Cap
Value -- total
Amount deferred                0          0       196      381        0
-----------------------------------------------------------------------

Columbia U.S.                664        687       625      643      671
Government
Mortgage -- total
Amount deferred                0          0       160      239        0
-----------------------------------------------------------------------

RiverSource Partners       1,495      1,556     1,417    1,469    1,514
Fundamental
Value -- total
Amount deferred                0          0       314      570        0
-----------------------------------------------------------------------

RiverSource Short          1,779      1,847     1,684    1,742    1,801
Duration U.S.
Government -- total
Amount deferred                0          0       384      672        0
-----------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------
Columbia Dividend          3,054      3,178     2,932    3,104    3,095
Opportunity -- total
Amount deferred                0          0       534    1,327        0
-----------------------------------------------------------------------

RiverSource Real             424        444       408      435      430
Estate -- total
Amount deferred                0          0        69      190        0
-----------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------
Columbia Floating          1,013      1,076       972    1,032    1,027
Rate -- total
Amount deferred                0          0       151      454        0
-----------------------------------------------------------------------

Columbia Income            1,838      1,952     1,764    1,869    1,862
Opportunities -- total
Amount deferred                0          0       271      826        0
-----------------------------------------------------------------------
Columbia Inflation         1,632      1,733     1,566    1,658    1,653
Protected
Securities -- total
Amount deferred                0          0       244      731        0
-----------------------------------------------------------------------

Columbia Large Core       10,069     10,674     9,637   10,207   10,203
Quantitative -- total
Amount deferred                0          0     1,502    4,494        0
-----------------------------------------------------------------------

Columbia Limited           1,151      1,233     1,111    1,184    1,168
Duration
Credit -- total
Amount deferred                0          0       145      539        0
-----------------------------------------------------------------------

Columbia Money             7,280      7,694     6,974    7,354    7,370
Market -- total
Amount deferred                0          0     1,162    3,195        0
-----------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------
Columbia High Yield         4,212    9,268      4,114      4,495      4,271      4,271
Bond -- total
Amount deferred             1,490    1,594      4,114          0          0          0
--------------------------------------------------------------------------------------

Columbia Multi-Advisor        931    2,038        907        993        944        945
Small Cap
Value -- total
Amount deferred               330      350        907          0          0          0
--------------------------------------------------------------------------------------

Columbia U.S.                 625    1,398        604        671        632        631
Government
Mortgage -- total
Amount deferred               170      233        604          0          0          0
--------------------------------------------------------------------------------------

RiverSource Partners        1,417    3,115      1,378      1,514      1,436      1,436
Fundamental
Value -- total
Amount deferred               474      532      1,378          0          0          0
--------------------------------------------------------------------------------------

RiverSource Short           1,684    3,725      1,636      1,801      1,705      1,705
Duration U.S.
Government -- total
Amount deferred               544      633      1,636          0          0          0
--------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------
Columbia Dividend           3,062    6,388      3,025      3,095      2,974      2,974
Opportunity -- total
Amount deferred             1,329    1,167      3,025          0          0          0
--------------------------------------------------------------------------------------

RiverSource Real              430      884        427        430        414        414
Estate -- total
Amount deferred               199      164        427          0          0          0
--------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------
Columbia Floating           1,017    2,116      1,011      1,027        986        986
Rate -- total
Amount deferred               490      395      1,011          0          0          0
--------------------------------------------------------------------------------------

Columbia Income             1,847    3,812      1,832      1,862      1,789      1,789
Opportunities -- total
Amount deferred               898      714      1,832          0          0          0
--------------------------------------------------------------------------------------
Columbia Inflation          1,639    3,404      1,625      1,653      1,588      1,588
Protected
Securities -- total
Amount deferred               790      636      1,625          0          0          0
--------------------------------------------------------------------------------------

Columbia Large Core        10,076   20,381     10,019     10,203      9,771      9,771
Quantitative -- total
Amount deferred             4,851    3,824     10,019          0          0          0
--------------------------------------------------------------------------------------

Columbia Limited            1,170    2,359      1,158      1,168      1,128      1,128
Duration
Credit -- total
Amount deferred               620      453      1,158          0          0          0
--------------------------------------------------------------------------------------

Columbia Money              7,272   15,303      7,219      7,370      7,063      7,063
Market -- total
Amount deferred             3,350    2,824      7,219          0          0          0
--------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 29, 2010                     Page 182

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small   $   340  $   363  $   327  $   348  $   345  $   344  $   706  $   342  $   345  $   331   $   331
and Mid Cap Equity -- total
Amount deferred                       0        0       50      154        0      169      133      342        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined Small       123      131      119      126      125      125      254      124      125      120       120
Cap Value -- total
Amount deferred                       0        0       17       56        0       62       48      124        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified             10,872   11,740   10,452   11,219   11,014   11,180   21,928   11,153   11,014   10,593    10,593
Bond -- total
Amount deferred                       0        0    1,384    5,161        0    5,973    4,319   11,153        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Minnesota Tax-             827      891      794      851      837      847    1,665      845      838      804       804
Exempt -- total
Amount deferred                       0        0      108      389        0      445      326      845        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource California Tax-         389      417      373      398      394      396      782      395      394      377       377
Exempt -- total
Amount deferred                       0        0       54      180        0      203      152      395        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
RiverSource New York Tax-           135      145      129      138      136      137      271      137      136      131       131
Exempt -- total
Amount deferred                       0        0       18       63        0       71       53      137        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity      10,932   12,190   10,623   11,419   11,084   11,344   22,170   11,356   11,083   10,775    10,775
Income -- total
Amount deferred                       0        0    1,074    5,407        0    6,674    4,432   11,356        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Large Growth             1,782    1,986    1,731    1,859    1,806    1,846    3,604    1,848    1,806    1,755     1,755
Quantitative -- total
Amount deferred                       0        0      176      878        0    1,083      720    1,848        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Large Value                645      718      626      672      654      668    1,311      669      654      635       635
Quantitative -- total
Amount deferred                       0        0       66      317        0      387      261      669        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value            5,352    6,001    5,216    5,636    5,433    5,595   10,813    5,602    5,433    5,296     5,296
Opportunity -- total
Amount deferred                       0        0      477    2,703        0    3,397    2,187    5,602        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Strategic                2,819    3,132    2,737    2,936    2,857    2,916    5,735    2,918    2,857    2,775     2,775
Allocation -- total
Amount deferred                       0        0      289    1,382        0    1,690    1,140    2,918        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Balanced -- total     1,503    1,677    1,461    1,569    1,524    1,560    3,056    1,561    1,524    1,482     1,482
Amount deferred                       0        0      148      743        0      917      611    1,561        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Strategic Income        800      901      779      838      811      835    1,625      835      811      790       790
Allocation -- total
Amount deferred                       0        0       73      401        0      504      328      835        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
Seligman California Municipal        83       93       81       87       85       87      170       87       84       82        82
High-Yield -- total
Amount deferred                       0        0        8       41        0       51       34       87        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal        96      108       94      100       98      100      196      100       98       95        95
Quality -- total
Amount deferred                       0        0        9       48        0       59       39      100        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
Seligman Minnesota                  162      181      158      169      164      168      330      168      164      159       159
Municipal -- total
Amount deferred                       0        0       16       80        0       99       66      168        0        0         0
----------------------------------------------------------------------------------------------------------------------------------






Statement of Additional Information - Nov. 29, 2010                     Page 183

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
Seligman National                $1,579   $1,766   $1,534   $1,646   $1,599   $1,639   $3,216   $1,638   $1,599   $1,555    $1,555
  Municipal -- total
Amount deferred                       0        0      155      780        0      964      642    1,638        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
Seligman New York                   200      224      194      208      202      208      406      208      202      197       197
Municipal -- total
Amount deferred                       0        0       19       99        0      123       81      208        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  55       61       53       58       56       57      107       57       56       54        54
2015 -- total
Amount deferred                       0        0        5       27        0       34       22       57        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  78       87       76       82       80       81      153       81       80       77        77
2025 -- total
Amount deferred                       0        0        7       39        0       49       31       81        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  26       29       26       27       27       27       59       27       27       26        26
2035 -- total
Amount deferred                       0        0        3       13        0       15       11       27        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                  14       15       14       15       14       14       33       14       14       14        14
2045 -- total
Amount deferred                       0        0        2        7        0        7        6       14        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund                 135      150      131      140      136      140      274      140      136      133       133
Core -- total
Amount deferred                       0        0       13       67        0       82       55      140        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return
Currency and Income -- total      1,356    1,410    1,252    1,322    1,356    1,252    3,201    1,017    1,446    1,306     1,306
Amount deferred                       0        0      366      459        0        0      490      891      364        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Asia Pacific ex-
Japan(a) -- total                    22       22       20       21       22       20       60       20       22       20        20
Amount deferred                       0        0        8        6        0        0        9       20        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets
Bond -- total                       465      477      430      447      465      430    1,118      363      486      443       442
Amount deferred                       0        0      137      150        0        0      170      330       94        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Emerging Markets
Opportunity -- total                878      898      814      841      878      814    2,144      703      912      835       835
Amount deferred                       0        0      275      276        0        0      325      656      137        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia European
Equity -- total                     161      166      149      155      161      149      385      125      169      153       153
Amount deferred                       0        0       47       52        0        0       59      113       34        0         0
----------------------------------------------------------------------------------------------------------------------------------
Columbia Frontier -- total           89       92       83       77       89       82      205       76       75       85        85
Amount deferred                       0        0       26       20        0        0       26       70        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Global Bond -- total     1,293    1,329    1,196    1,246    1,293    1,196    3,068      970    1,361    1,232     1,232
Amount deferred                       0        0      361      428        0        0      469      866      318        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Global                   1,092    1,124    1,010    1,052    1,092    1,010    2,613      855    1,145    1,043     1,043
Equity -- total
Amount deferred                       0        0      325      352        0        0      398      780      213        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Global Extended
Alpha -- total                       16       16       14       15       16       15       38       12       16       15        15
Amount deferred                       0        0        5        5        0        0        6       11        3        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Multi-Advisor
International Value -- total      2,143    2,201    1,983    2,062    2,143    1,983    5,121    1,674    2,245    2,042     2,042
Amount deferred                       0        0      633      693        0        0      780    1,518      432        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global
Technology -- total                 673      691      622      595      672      622    1,581      583      594      640       640
Amount deferred                       0        0      209      162        0        0      210      545        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined
International Equity -- total       908      931      840      873      908      840    2,166      699      951      863       863
Amount deferred                       0        0      260      297        0        0      331      625      206        0         0
----------------------------------------------------------------------------------------------------------------------------------






Statement of Additional Information - Nov. 29, 2010                     Page 184

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners
International Select
Growth -- total                  $  903   $  929   $  836   $  870   $  903   $  836  $ 2,159   $  703   $  947   $  861    $  861
Amount deferred                       0        0      266      293        0        0      329      637      186        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners
International Small
Cap -- total                        124      128      115      120      124      115      299       98      130      119       119
Amount deferred                       0        0       37       40        0        0       46       89       24        0         0
----------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity
Income -- total                      54       55       50       52       54       50      131       44       56       52        52
Amount deferred                       0        0       17       17        0        0       20       41        7        0         0
----------------------------------------------------------------------------------------------------------------------------------

Threadneedle International
Opportunity -- total                902      927      835      869      902      835    2,163      709      945      861       861
Amount deferred                       0        0      268      291        0        0      329      642      178        0         0
----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt
Bond -- total                     1,649    1,703    1,526    1,586    1,649    1,526    3,963    1,467    1,715    1,580     1,580
Amount deferred                       0        0      560      499        0        0      599    1,353      126        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap
Growth Opportunity -- total       1,441    1,479    1,332    1,375    1,441    1,332    3,423    1,277    1,489    1,370     1,370
Amount deferred                       0        0      495      430        0        0      517    1,193       94        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate
Tax-Exempt -- total                 220      227      203      211      219      203      527      195      228      210       210
Amount deferred                       0        0       75       66        0        0       80      181       16        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt
High Income -- total              5,635    5,818    5,215    5,420    5,635    5,215   13,540    5,012    5,860    5,399     5,399
Amount deferred                       0        0    1,915    1,705        0        0    2,046    4,627      427        0         0
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------------
Columbia Government
Money Market -- total               348      363      323      338      349      323      828      313      363      338       338
Amount deferred                       0        0      129      101        0        0      124      313        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
Columbia Select Large-Cap           497      507      463      473      497      463    1,143      445      507      473       473
Value -- total
Amount deferred                       0        0      185      142        0        0      172      445        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap         463      472      429      437      463      429    1,019      420      472      437       437
Value -- total
Amount deferred                       0        0      172      131        0        0      153      420        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

Columbia Seligman                 7,421    7,621    6,888    7,087    7,421    6,888   17,086    6,672    7,621    7,087     7,087
Communications and
Information -- total
Amount deferred                       0        0    2,755    2,126        0        0    2,563    6,672        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle
Global Real Estate -- total          31       32       29       30       31       29       71       28       32       29        29
Amount deferred                       0        0       12        9        0        0       11       28        0        0         0
----------------------------------------------------------------------------------------------------------------------------------

RiverSource LaSalle Monthly
Dividend Real Estate -- total        60       62       56       57       60       56      139       54       62       58        58
Amount deferred                       0        0       22       17        0        0       21       54        0        0         0
----------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 185

                                                                 AGGREGATE COMPENSATION FROM FUND
                                --------------------------------------------------------------------------------------------------
                                                                                                                          TAUNTON-
FUND                             BLATZ   CARLSON  CARLTON   FLYNN    JONES   LAIKIND   LEWIS    MAHER    PAGLIA   RICHIE    RIGBY
----------------------------------------------------------------------------------------------------------------------------------
Seligman Capital -- total        $  530   $  545   $  491   $  507   $  530   $  491  $ 1,228   $  476   $  545   $  507    $  507
Amount deferred                       0        0      197      152        0        0      184      476        0        0         0
----------------------------------------------------------------------------------------------------------------------------------
Seligman Growth -- total          1,806    1,825    1,672    1,690    1,806    1,672    3,803    1,654    1,825    1,690     1,690
Amount deferred                       0        0      669      507        0        0      570    1,654        0        0         0
----------------------------------------------------------------------------------------------------------------------------------



* The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


Statement of Additional Information - Nov. 29, 2010                     Page 186

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 32. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder                Charles Schwab & Co., Inc. (Charles       Class A       24.34%                --
                                       Schwab)
Fund                                   a brokerage firm in San Francisco, CA
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management Investment Advisers,  Class R4     100.00%                --
                                       LLC
                                       (Columbia Management), Minneapolis, MN
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder                Charles Schwab                            Class A       30.24%            26.31%(a)
Fund II                                                                          Class R4      48.17%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4      51.83%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Builder                Charles Schwab                            Class A       30.62%            26.58%(a)
Fund III                                                                         Class R4      74.05%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4      25.95%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Wells Fargo Bank NA (Wells Fargo Bank),   Class R4      52.43%                --
Aggressive                             Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      30.18%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities Inc. (GWFS Equities),       Class R4      12.50%                --
                                       Greenwood Village, CO
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class A        5.32%                --
Conservative                                                                     Class R4      20.85%
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4      59.72%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4      13.92%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4       5.24%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class R4      54.79%                --
                                      ------------------------------------------------------------------------------------------
Moderate                               Wells Fargo Bank                          Class R4      32.25%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO Becker Tire &  Class R4       9.17%                --
                                       Treading, Inc., Denver, CO
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class R4      73.17%                --
Moderate Aggressive                    Fifth Third Bank TTEE, Cincinnati, OH     Class R4      11.66%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO Becker Tire &  Class R4       7.96%                --
                                       Treading, Inc., Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4       5.64%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Charles Schwab                            Class R4      57.77%                --
                                      ------------------------------------------------------------------------------------------
Moderate Conservative                  Columbia Management                       Class R4      30.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4      11.90%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Portfolio Builder             Wells Fargo Bank                          Class R4      52.82%                --
                                      ------------------------------------------------------------------------------------------
Total Equity                           Charles Schwab                            Class R4      43.75%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 187

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource S&P 500 Index              Charles Schwab                            Class A      100.00%            35.16%(a)
                                                                                 Class Z       21.47%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank NA (Wachovia Bank),         Class Z       78.44%            64.76%(a)
                                       Charlotte, NC
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Small Company              Charles Schwab                            Class A        6.24%                --
Index                                                                            Class R4       5.65%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      80.56%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Equity Value                  Charles Schwab                            Class A        5.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R       21.35%                --
                                                                                 Class R5     100.00%                --
                                                                                 Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.81%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       25.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.71%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.55%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.70%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, FBO Alumaline Corp. of  Class R       71.11%                --
                                       America, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company, FBO Aurora        Class R        7.54%                --
                                       Packing Company 401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       John Hancock Life Insurance Company,      Class R4      74.65%                --
                                       Buffalo, NY
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R3      96.49%                --
                                                                                 Class R4      19.20%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Precious                   Charles Schwab                            Class A       12.26%                --
Metals and Mining                                                                Class R4      57.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class I      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Merrill Lynch Pierce Fenner & Smith (MLP  Class C       13.50%                --
                                       Fenner & Smith), Jacksonville, FL
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company, FBO Jacinto       Class R4      32.22%                --
                                       Medical Group PA 401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, FBO Saddle Butte        Class R4       7.99%                --
                                       Operating, Denver, CO
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia 120/20                        Columbia Management                       Class I      100.00%                --
Contrarian Equity                                                                Class R5     100.00%
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 188

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Recovery                      Columbia Management                       Class R       24.00%                --
and Infrastructure                                                               Class R3     100.00%
                                                                                 Class R5      33.12%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       26.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.60%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.80%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.31%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R5      66.86%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Brian P.       Class R       75.00%                --
                                       Sommer
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      29.19%                --
                                       Inc. (American Enterprise Investment
                                       Services), Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO Cisco Systems Inc., Acton,   Class R4       5.96%                --
                                       MA
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R      100.00%                --
Plus 2010                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            63.98%(a)
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R      100.00%                --
Plus 2015                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            76.23%(a)
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R3     100.00%                --
Plus 2020                                                                        Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       David T. Matthiesen, Littleton, CO        Class A        8.38%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Applied Reliability  Class R       80.49%                --
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital Bank MSCS (Matrix          Class R       14.86%                --
                                       Capital), Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            75.54%(a)
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R       16.35%                --
Plus 2025                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Eric Taketa, Wailuku, Hi                  Class A        8.10%                --
                                      ------------------------------------------------------------------------------------------
                                       Anthony D. and Rebecca H. Marken,         Class A        5.78%                --
                                       Lexington, MA
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R       83.64%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            87.25%(a)
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 189

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Retirement                    Columbia Management                       Class R       31.82%                --
Plus 2030                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       John C. Bukowski, Suffern, NY             Class A       10.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Steven and Teresa Bockian, Orlando, FL    Class A        5.89%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Applied Reliability  Class R       68.18%                --
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            87.56%(a)
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R      100.00%                --
Plus 2035                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Gary L. and Karen L. Fournier,            Class A        7.30%                --
                                       Vicksburg, MS
                                      ------------------------------------------------------------------------------------------
                                       Richard and Stefanie A. Nelson, Hot       Class A        5.23%                --
                                       Springs, SD
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z       99.87%            89.55%(a)
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R       32.46%                --
Plus 2040                                                                        Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R       67.53%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z       98.82%            86.36%(a)
--------------------------------------------------------------------------------------------------------------------------------

Columbia Retirement                    Columbia Management                       Class R       82.98%                --
Plus 2045                                                                        Class R3     100.00%
                                                                                 Class R4      28.19%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Applied Reliability  Class R       17.02%                --
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Scottrade Inc. FBO Michael C. Davis, St.  Class R4      71.81%                --
                                       Louis, MO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Z      100.00%            88.66%(a)
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Bond               MLP Fenner & Smith                        Class C       14.76%                --
                                                                                 Class R       69.10%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       21.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       37.23%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       23.77%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       ING Life Insurance and Annuity (ING),     Class R3      89.20%                --
                                       Hartford, CT
                                                                                 Class R4      93.78%
                                      ------------------------------------------------------------------------------------------
                                       Massachusetts Mutual                      Class R3       6.29%                --
                                      ------------------------------------------------------------------------------------------
                                       US Bank National Association, Milwaukee,  Class R5      99.52%                --
                                       WI
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 190

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor Small           Columbia Portfolio Builder Aggressive     Class I       16.51%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
Cap Value                              Columbia Portfolio Builder Moderate Fund  Class I       30.26%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       33.96%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.68%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I        8.91%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Christa Fischer FBO Photo Systems Inc.    Class R        5.94%                --
                                       401K, Dexter, MI
                                      ------------------------------------------------------------------------------------------
                                       Robert Guglielmo FBO Grid Electric Inc.   Class R        5.16%                --
                                       401K. Chester Springs, PA
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Company           Class R       84.79%                --
                                       (Hartford Life),
                                       Weatogue, CT                              Class R3      21.70%
                                      ------------------------------------------------------------------------------------------
                                       PIMS/Prudential Retirement, Boston, MA    Class R3      66.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Reliance Trust Co. FBO VHFA, Atlanta, GA  Class R3       7.83%                --
                                      ------------------------------------------------------------------------------------------
                                       VRSCO FBO Pullman Regional Hospital,      Class R4      41.18%                --
                                       Houston, TX
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      30.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Edward Dopkin FBO Classic Catering        Class R4       5.74%                --
                                       People Inc., Owings Mills, MD
                                      ------------------------------------------------------------------------------------------
                                       JP Morgan Chase Bank, Kansas City, MO     Class R5      99.94%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia U.S. Government Mortgage      Columbia Income Builder Fund              Class I       25.69%            55.94%(a)
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       31.90%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       11.28%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       12.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.16%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        5.80%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Life Insurance Company,       Class R4      12.12%                --
                                       Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        5.25%                --
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Harvard Mgmt            Class R4      30.76%                --
                                       Solutions, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      30.75%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO URY & Moskow LLC,  Class R4      17.70%                --
                                       Fargo, ND
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 191

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners Fundamental       Columbia Portfolio Builder Aggressive     Class I       17.66%            32.17%(a)
Value                                  Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       26.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.64%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.66%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.53%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      83.80%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4       5.73%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Short Duration             Columbia Management                       Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
U.S. Government                        Columbia Portfolio Builder Conservative   Class I       43.31%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       39.88%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       16.80%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class R       79.26%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO North Alabama      Class R        7.93%                --
                                       Insurance, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      98.92%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia Dividend                      Columbia Management                       Class R3     100.00%                --
Opportunity                                                                      Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       10.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       19.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I        8.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       10.93%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       16.35%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.32%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       10.80%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class R       97.90%                --
                                      ------------------------------------------------------------------------------------------
                                       VRSCO FBO Hamilton Healthcare, Houston,   Class R4      64.38%                --
                                       TX
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4       6.76%                --
                                      ------------------------------------------------------------------------------------------
                                       Securian Financial Services, St. Paul,    Class R5      38.12%                --
                                       MN
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Bennett Tueller         Class R5      15.11%                --
                                       Johnson & Deere, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       TD Ameritrade Trust Co., Denver CO        Class R5      13.55%                --
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Western Gynecological   Class R5      12.04%                --
                                       Clinic, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust FBO Utah Woolen Mills       Class R5      12.01%                --
                                       Profit Sharing Plan, Pittsburgh, PA
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO Sylvia C San Martin TTEE,    Class R5       7.89%                --
                                       St. Augustine, FL
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 192

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Real Estate                Columbia Management                       Class R4      12.42%            68.41%(a)
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       13.28%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       10.48%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I        9.81%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       23.04%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.72%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        8.24%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I        8.21%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      87.58%                --
--------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------

Columbia Floating Rate                 Columbia Management                       Class R5     100.00%            27.75%(a)
                                                                                 Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       12.28%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       35.22%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       21.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       12.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        9.21%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.17%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        6.52%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.19%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4       64.03                --
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO American Trust & Svgs,       Class R4       7.31%                --
                                       Dubuque, IA
--------------------------------------------------------------------------------------------------------------------------------

Columbia Income Opportunities          Columbia Portfolio Builder Aggressive     Class I        5.58%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       39.73%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       22.91%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.80%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I        6.41%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B        6.32%                --
                                                                                 Class C        8.83%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley Smith Barney, Jersey       Class C        7.78%                --
                                       City, NJ
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      12.78%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4      84.82%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 193

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Inflation Protected           RiverSource Life Insurance Company,       Class R4      13.62%            31.95%(a)
Securities                             Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I        9.81%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I        9.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I       10.06%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       28.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       16.65%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       13.74%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets, Owings Mills,   Class C       15.08%                --
                                       MD
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.31%                --
                                                                                 Class R       64.40%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Moen 401K, Fargo,  Class R        5.97%                --
                                       ND
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO B & L Corp. 401K,  Class R        5.91%                --
                                       Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO C. Anthony         Class R        5.91%                --
                                       Phillips Accountancy, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital Bank MSCS, Denver, Co      Class R4      68.92%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Life Insurance Co.            Class R4       7.21%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.96%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Columbia Large Core                    Columbia Management                       Class R      100.00%                --
Quantitative
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I        6.94%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       10.92%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       16.57%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       18.58%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       10.77%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.73%                --
                                                                                 Class R       78.57%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      95.66%                --
                                                                                 Class R5      99.91%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Limited Duration Credit       Columbia Management                       Class W      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I       38.30%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       13.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.60%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       35.57%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.58%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      85.91%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 194

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Money Market                  Columbia Management                       Class R      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       35.70%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I       52.27%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class B        6.67%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class C       28.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Mythics, Inc.      Class R5      54.23%                --
                                       401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Greatmats.com      Class R5      30.29%                --
                                       Corp., Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Counsel Trust DBA MATC FBO Harvard        Class R5       5.67%                --
                                       Management Solutions 401K, Pittsburgh,
                                       PA
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.67%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class Z       99.97%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                Columbia Management                       Class R4      82.91%                --
Small and Mid Cap Equity
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Aggressive   Class I        7.82%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I       22.13%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I       16.28%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I        8.42%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2020        Class I        5.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2025        Class I        7.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2030        Class I        7.31%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Retirement Plus Fund 2035        Class I        5.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Brian C. Burghardt, Glendale, WI          Class B        6.39%                --
                                      ------------------------------------------------------------------------------------------
                                       Louiselle A. Pilegi, Agawam,MA            Class B        6.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Jennifer Woolbright, Reston, VA           Class C       14.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Carl L. and Vicki L. Ulepich, Frontenac,  Class C       10.98%                --
                                       KS
                                      ------------------------------------------------------------------------------------------
                                       Patrick J. and Edilia I. Powers, Forest   Class C        9.95%                --
                                       Park, IL
                                      ------------------------------------------------------------------------------------------
                                       Mary Caroline Walsh Murguia, San          Class C        7.45%                --
                                       Antonio, TX
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      17.09%                --
                                                                                 Class W       99.99%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 195

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                Columbia Management                       Class B        6.09%            91.93%(a)
Small Cap Value                                                                  Class C        6.42%
                                                                                 Class R      100.00%
                                                                                 Class R3      67.31%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       29.39%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       46.90%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       23.69%                --
                                      ------------------------------------------------------------------------------------------
                                       Eric B. and Lucilla Henderson, Lake       Class B        9.49%                --
                                       Jackson, TX
                                      ------------------------------------------------------------------------------------------
                                       Doris M. Tole, Pittsburgh, PA             Class B        9.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Kenneth E. Farnen, Homer, AK              Class B        9.01%                --
                                      ------------------------------------------------------------------------------------------
                                       Marilyn A. and Gary F. Consorto, Vonore,  Class B        6.13%                --
                                       TN
                                      ------------------------------------------------------------------------------------------
                                       Donald R. Chmielewski, Isle, MN           Class B        5.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley Smith Barney, Jersey       Class C       20.08%                --
                                       City, NJ
                                      ------------------------------------------------------------------------------------------
                                       Sanford A. Greentree, Westlake Vlg, CA    Class C       19.83%                --
                                      ------------------------------------------------------------------------------------------
                                       Jill Thompson, Moundsview, MN             Class C        9.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Bea Vande Merwe, Salt Lake City, UT       Class C        9.07%                --
                                      ------------------------------------------------------------------------------------------
                                       Timothy E. Releford, New York, NY         Class C        8.66%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard T. Castiano, Fort Myers, FL       Class C        7.81%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, Denver, CO              Class R3      32.69%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Bond              Columbia Management                       Class R3      93.14%                --
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets, Owings Mills,   Class C       29.63%                --
                                       MD
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       15.31%                --
                                                                                 Class R       52.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I        6.41%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       34.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       20.02%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       10.17%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company, Denver, CO              Class R       15.70%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Co. FBO Thomas J. King,    Class R       12.89%                --
                                       Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      99.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain,Easton, MD                 Class R5      55.69%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      39.90%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Minnesota                     Leonard and Marion Hoppe, Graceville, MN  Class B        6.59%                --
Tax-Exempt
                                      ------------------------------------------------------------------------------------------
                                       Richard J. and Mary H. Hill, St. Louis    Class B        6.41%                --
                                       Park, MN
                                      ------------------------------------------------------------------------------------------
                                       Lois Drontle, Eden Prairie, MN            Class B        5.20%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 196

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource California                 First Clearing, LLC, Moss Family Trust,   Class A       11.83%                --
Tax-Exempt                             Descan SO, CA
                                      ------------------------------------------------------------------------------------------
                                       ETrade Clearing LLC, Merrifield, VA       Class A        7.41%                --
                                      ------------------------------------------------------------------------------------------
                                       Sara L. Oswald, San Diego, CA             Class A        6.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Kathleen Scopaz, San Clemente, CA         Class B       17.51%                --
                                      ------------------------------------------------------------------------------------------
                                       Angelo Bomio, Salinas, CA                 Class B       12.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Gerald L. and JoAnne Karels, Tulare, CA   Class B        8.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class B        8.69%                --
                                      ------------------------------------------------------------------------------------------
                                       Miriam A. and Myrin C. Wilcox,            Class B        6.15%                --
                                       Porterville, CA
                                      ------------------------------------------------------------------------------------------
                                       Brian W. Robins, San Diego, CA            Class B        5.17%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class C       26.91%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        5.96%
--------------------------------------------------------------------------------------------------------------------------------

RiverSource New York                   Jeffrey B. Seller, New York, NY           Class A        7.67%                --
                                      ------------------------------------------------------------------------------------------
Tax-Exempt                             American Enterprise Investment Service    Class A        6.28%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B       25.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Edward Ebler, Babylon, NY                 Class B       15.14%                --
                                      ------------------------------------------------------------------------------------------
                                       Sharon Ganz, Forest Hills, NY             Class B       12.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Vincent J. Solimine, Glen Cove, NY        Class B        7.80%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard Clark, Somers, NY                 Class B        5.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Thomas W. and Susan M. Noonan, Clifton    Class C       43.74%                --
                                       Park, Ny
                                      ------------------------------------------------------------------------------------------
                                       Ena S. Ryan, Brooklyn, NY                 Class C       22.49%                --
                                      ------------------------------------------------------------------------------------------
                                       Frederic I. Nelson, Oceanside, NY         Class C       16.15%                --
                                      ------------------------------------------------------------------------------------------
                                       Ottoviano Asarese, Buffalo, NY            Class C       15.07%                --
                                      ------------------------------------------------------------------------------------------
                                       Joseph P. and Cynthia A. Dowd,            Class C       14.46%                --
                                       Wynantskill, NY
                                      ------------------------------------------------------------------------------------------
                                       James H. Sisung, Staatsburg, NY           Class C       13.47%                --
                                      ------------------------------------------------------------------------------------------
                                       James R. And Kelly S. Betters, Leroy, NY  Class C       12.01%                --
                                      ------------------------------------------------------------------------------------------
                                       Arthur E. and Gertrude Kranz, S.          Class C       11.76%                --
                                       Farmingdale, NY
                                      ------------------------------------------------------------------------------------------
                                       Christopher Paul Pellegrini, Rye, NY      Class C       11.58%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing LLC, St. Louis, MO         Class C       11.17%                --
                                      ------------------------------------------------------------------------------------------
                                       Melinda and James Coates, Rego Park, NY   Class C       10.19%                --
                                      ------------------------------------------------------------------------------------------
                                       Lauren M. Trotta, New York, NY            Class C       10.02%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 197

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia Diversified Equity            Columbia Management                       Class W      100.00%                --
Income                                                                           Class Z       12.25%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       17.43%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       26.92%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       29.43%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.85%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       16.94%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R       52.88%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Securities Distribution Company  Class R       14.58%                --
                                       Inc., Hartford, CT
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R        11.46                --
                                                                                 Class R3      74.33%                --
                                                                                 Class R5      10.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R       14.96%                --
                                                                                 Class R3       8.12%                --
                                                                                 Class R4      28.86%                --
                                                                                 Class R5      28.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Tomorrow's Scholar, Milwaukee, WI         Class R4      12.16%                --
                                      ------------------------------------------------------------------------------------------
                                       American Century Investments, Kansas      Class R4       6.47%                --
                                       City, MO
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R4      13.39%                --
                                                                                 Class R5      33.41%                --
                                      ------------------------------------------------------------------------------------------
                                       Ameriprise Trust Company                  Class R5       8.09%                --
                                      ------------------------------------------------------------------------------------------
                                       Taynik & Co., Boston, MA                  Class R5       7.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Mercer Trust Company FBO Johnson          Class R5       7.26%                --
                                       Outdoors Inc., Norwood, MA
                                      ------------------------------------------------------------------------------------------
                                       Suchetha M. Prabhu, Essex Jct, VT         Class Z       87.75%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Large Growth                  Columbia Management                       Class R      100.00%          30.62%(a)
Quantitative                                                                     Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       13.78%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       21.24%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       23.27%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        5.42%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       13.39%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       48.20%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.98%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 198

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Large Value                   Columbia Management                       Class C        8.02%          42.46%(a)
Quantitative                                                                     Class R      100.00%
                                                                                 Class R4      55.13%
                                                                                 Class Z      100.00%
                                      ------------------------------------------------------------------------------------------
                                       SSB and Trust Co., Boston, MA             Class I       45.24%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Basic Income   Class I        7.88%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Income Builder Moderate       Class I        8.62%                --
                                       Income
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        8.25%                --
                                       Portfolio Moderate
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Disciplined Asset Allocation  Class I        5.74%                --
                                       Portfolio Moderately Aggressive
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.98%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Jay Hunter and Mary Sue Hyer, Winter      Class A        5.77%                --
                                       Haven, FL
                                      ------------------------------------------------------------------------------------------
                                       James Spirito, Hillsdale, NJ              Class B        14.43                --
                                      ------------------------------------------------------------------------------------------
                                       Theresa Strassburger, Albuquerque, NM     Class B        9.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard W. and Robin O. Wagner, Oakland   Class B        9.28%                --
                                       Park, IL
                                      ------------------------------------------------------------------------------------------
                                       Kevin Heniff, Mokena, IL                  Class B        9.05%                --
                                      ------------------------------------------------------------------------------------------
                                       Carolynn C. Heine, Crete, IL              Class B        6.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Tristan Hotaling, Black Hawk, CO          Class C       20.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Pershing LLC, Jersey City, NJ             Class C       19.10%                --
                                      ------------------------------------------------------------------------------------------
                                       Ramona A. Scarth Family Trust,            Class C        8.02%                --
                                       Henderson, NV
--------------------------------------------------------------------------------------------------------------------------------

Columbia Mid Cap Value                 Columbia Management                       Class W      100.00%                --
Opportunity                                                                      Class Z       10.03%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Aggressive  Class I       17.42%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       26.90%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I       29.45%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Moderate    Class I        6.85%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Portfolio Builder Total       Class I       16.95%                --
                                       Equity Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       19.32%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R       78.27%                --
                                                                                 Class R3      14.89%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank Cust FBO ADP Access,    Class R3       8.40%                --
                                       Boston, MA
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R3       5.98%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R3      43.17%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      17.63%                --
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R4      17.69%                --
                                                                                 Class R5      13.59%                --
                                      ------------------------------------------------------------------------------------------
                                       John Hancock Life Insurance Company,      Class R4      21.93%                --
                                       Buffalo, NY
                                      ------------------------------------------------------------------------------------------

                                       NFS LLC FEBO 401K Finops IC Funds,        Class R4      24.49%                --
                                       Covington, KY
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R5       9.94%                --
                                      ------------------------------------------------------------------------------------------

                                       Standard Insurance Co.                    Class R5       8.19%                --
                                      ------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 199

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
                                       State Street Bank & Trust IRA             Class Z       89.97%                --
                                       Mary L. Kloser, Seeley Lake, MT
--------------------------------------------------------------------------------------------------------------------------------

Columbia Strategic Allocation          Columbia Management                       Class I      100.00%                --
                                                                                 Class R      100.00%
                                                                                 Class Z      100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      70.28%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Balanced                   Columbia Management                       Class R        6.71%                --
                                                                                 Class R5      28.03%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        7.45%                --
                                                                                 Class R       77.01%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C        5.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO, B & L Corp.   Class R       16.28%                --
                                       401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      67.64%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income           Columbia Management                       Class R      100.00%                --
Allocation Fund
                                      ------------------------------------------------------------------------------------------
                                       Patrick's Plain                           Class R5      97.99%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R4      81.72%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal          Citigroup Global Markets                  Class A        6.05%                --
High Yield Series                                                                Class C       11.51%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        6.23%                --
                                                                                 Class C       19.15%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley & Co. (Morgan Stanley),    Class A        5.38%                --
                                       Jersey City, NJ                           Class C       15.24%
                                      ------------------------------------------------------------------------------------------
                                       Christopher Ranch LLC, Gilroy, CA         Class C       11.14%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman California Municipal          MLP Fenner & Smith                        Class C       67.74%                --
Quality Series
                                      ------------------------------------------------------------------------------------------
                                       Citigroup                                 Class C        5.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       11.49%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing LLC Alice Ogden Trust,     Class A        5.13%                --
                                       Calle Real, CA
--------------------------------------------------------------------------------------------------------------------------------

Seligman Minnesota Municipal           Edward D. Jones & Co., Maryland H&S, MO   Class A       17.62%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       10.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup                                 Class C        5.29%                --
                                      ------------------------------------------------------------------------------------------
                                       UBS Financial Services Inc. FBO Ethelyn   Class C        7.40%                --
                                       C. Engel, Cold Spring, MN
                                      ------------------------------------------------------------------------------------------
                                       Anne E. Brass, Anoka, MN                  Class C        6.72%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman National Municipal            Citigroup Global Markets                  Class A        6.40%                --
                                                                                 Class C       12.95%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        8.51%                --
                                      ------------------------------------------------------------------------------------------
                                       Edward D. Jones & Co. Maryland H&S, MO    Class C        6.30%                --
--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 200

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              <-
                                                                                                                              C>
Seligman New York Municipal            Citigroup Global Markets                  Class C        5.97%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       22.86%                --
                                      ------------------------------------------------------------------------------------------
                                       RBC Capital Markets Corp. FBO James       Class C        6.64%                --
                                       Grunebaum, Buffalo, NY
                                      ------------------------------------------------------------------------------------------
Seligman TargETFund 2015               MLP Fenner & Smith                        Class A       30.35%                --
                                                                                 Class C       19.64%
                                                                                 Class R       39.00%
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company (New York     Class A        8.77%                --
                                       Life Trust Company), Parsippany, NY,
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Andreini       Class R       19.08%                --
                                       Bros. Inc. Empl. PS Plan, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO SGCGJ          Class R       16.49%                --
                                       Retirement Plan, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO North Central        Class R       12.04%                --
                                       University Inc. 401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO FMT Co Cust FBO Mark Stuart  Class R5      79.44%                --
                                       Shulman, Sudbury, MA
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R5      19.63%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2025               Columbia Management                       Class R5      95.76%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       37.10%                --
                                                                                 Class C       40.11%
                                                                                 Class R       82.05%
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company               Class A        8.71%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO SGCGJ          Class R       10.68%                --
                                       Retirement Plan, Fargo, ND
--------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2035               Columbia Management                       Class R5      94.33%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       36.36%                --
                                                                                 Class C       45.27%
                                                                                 Class R       41.20%
                                      ------------------------------------------------------------------------------------------
                                       Reliant Trust Co. FBO Finn Dixon &        Class A       32.83%                --
                                       Herling 401K Plan, Atlanta, GA
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company               Class A       10.86%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing, LLC A/C James Drake,      Class C        8.27%                --
                                       Westville, IN
--------------------------------------------------------------------------------------------------------------------------------

Seligman TargETFund 2045               Columbia Management                       Class R5      44.79%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       45.62%                --
                                                                                 Class C       67.45%
                                                                                 Class R       73.46%
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company               Class A       14.55%                --
                                      ------------------------------------------------------------------------------------------
                                       Grove Resource Solutions Inc. 401K P/S    Class A        8.76%                --
                                       Plan, Frederick, MD
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Wamore, Inc.   Class R       15.08%                --
                                       401K Plan, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      52.51%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 29, 2010                     Page 201

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Seligman TargETFund Core               Columbia Management                       Class R5      11.58%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       28.94%                --
                                                                                 Class C       40.45%
                                                                                 Class R       88.16%
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Wamore, Inc.   Class R        5.09%                --
                                       401K Plan, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      87.88%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Absolute Return               Columbia Management                       Class R4     100.00%                --
Currency and Income                                                              Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation              Class I        7.69%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I        7.28%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I        7.76%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund              Class I       16.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       43.91%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       11.65%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise                       Class W       99.91%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       60.74%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.32%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Emerging                      Disciplined Asset Allocation Moderate     Class I        5.28%            40.87%(a)
                                       Fund
                                      ------------------------------------------------------------------------------------------
Markets Bond                           Columbia Income Builder Fund              Class I       11.78%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund II           Class I       42.49%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Income Builder Fund III          Class I       23.71%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4      44.59%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class W       99.97%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       38.45%                --
                                                                                 Class R4      27.29%
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R4      28.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       12.85%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing, LLC, Rochester, NY        Class C        7.58%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class C        7.30%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class C        6.12%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 29, 2010                     Page 202

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Emerging Markets Opportunity  Columbia Portfolio Builder Aggressive     Class I       18.43%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       25.71%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       30.55%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.51%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.78%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       13.50%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       39.64%                --
                                                                                 Class R       88.30%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Management                       Class R4     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      87.00%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia European                      Columbia Management                       Class I      100.00%                --
Equity                                                                           Class R4      16.14%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        9.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Marilyn O. Matthews, Pasadena, CA         Class C        5.48%                --
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company Cust. FBO                Class R4      79.53%                --
                                       Urologic Surgery, P.C.
                                       401K, Denver, CO
--------------------------------------------------------------------------------------------------------------------------------

Columbia Frontier                      Columbia Management                       Class R        9.37%                --
                                                                                 Class R3     100.00%                --
                                                                                 Class R4      51.23%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       99.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      48.77%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        9.02%                --
                                                                                 Class C       21.88%
                                                                                 Class R       63.03%
                                      ------------------------------------------------------------------------------------------

                                       Citigroup Global Markets                  Class B        7.06%                --
                                      ------------------------------------------------------------------------------------------
                                       State Street Bank and Trust as            Class B        5.48%                --
                                       Custodian,
                                       Miami, FL
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO                Class R       14.43%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R        6.59%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R        6.18%                --
                                       Phillips
                                       Accountancy 401
                                      ------------------------------------------------------------------------------------------

                                       Gramma Fisher Foundation (Gramma Fisher   Class R5      67.75%                --
                                       Foundation), Easton, MD
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      29.23%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 203

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Global Equity                 Columbia Management                       Class R       45.30%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5      27.38%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       13.68%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       29.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       35.14%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.43%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       11.65%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       10.22%                --
                                      ------------------------------------------------------------------------------------------

                                       MLP Fenner & Smith                        Class C        7.39%                --
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO C. Anthony     Class R       18.43%                --
                                       Phillips
                                       Accountancy 401
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO EFK Moen 401K                11.56%                --
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO Financial                    11.09%                --
                                       Network Audit, LLC
                                      ------------------------------------------------------------------------------------------

                                       MG Trust Company Cust. FBO Applied                      10.24%                --
                                       Reliability
                                       Engineering, Denver, CO
                                      ------------------------------------------------------------------------------------------

                                       Wachovia Bank                             Class R4      95.89%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class R5      72.62%                --
                                       Inc.
--------------------------------------------------------------------------------------------------------------------------------

Columbia Global Bond                   Columbia Portfolio Builder Aggressive     Class I        7.10%            32.99%(a)
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Conservative   Class I        7.65%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       30.72%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       26.31%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       13.68%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class W       99.95%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       12.28%                --
                                                                                 Class R4     100.00%
--------------------------------------------------------------------------------------------------------------------------------

Columbia Global                        Columbia Management                       Class C        6.99%            58.96%(a)
Extended Alpha                                                                   Class I      100.00%
                                                                                 Class R      100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4      12.01%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       45.04%                --
                                                                                 Class R4      87.99%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class B       61.97%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       William F. and Naorma M. Paden, Yuba      Class C       21.81%                --
                                       City, CA
                                      ------------------------------------------------------------------------------------------
                                       Ronald J. Oberdick, Morristown, NJ        Class C       18.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Pershing LLC, Jersey City, NJ             Class C       15.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Michael Selig, Arlington, VA              Class C       10.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Poonam and Pradeep Singh, McLean, VA      Class C       10.15%                --
                                      ------------------------------------------------------------------------------------------
                                       Jennifer S. Carter, Washington, D.C.      Class C        8.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Jon Paul and Rachel Colquitt, Clifton,    Class C        7.83%                --
                                       VA
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 204

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor                 Charles Schwab                            Class A       12.19%                --
International Value                                                              Class R4      98.90%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.99%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       25.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.76%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.30%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.41%                --
                                       Fund
--------------------------------------------------------------------------------------------------------------------------------

Columbia Seligman Global Technology    Columbia Management                       Class R3     100.00%                --
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       18.03%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       25.13%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.99%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.24%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.44%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      93.18%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A        8.81%                --
                                                                                 Class B       10.15%
                                                                                 Class C       20.21%
                                                                                 Class R       12.22%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class C        5.27%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Co., Hartford,    Class R       73.45%                --
                                       CT
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Dearborn Mid   Class R        7.17%                --
                                       West Conveyor
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Disciplined                Columbia Management                       Class R      100.00%            28.08%(a)
International Equity                                                             Class R3     100.00%
                                                                                 Class R4       8.28%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderate     Class I       11.85%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Moderately   Class I        7.92%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I        8.11%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       11.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       13.48%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I        8.31%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services,  Class W       99.98%                --
                                       Inc.
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       10.66%                --
                                                                                 Class R4      91.72%
                                      ------------------------------------------------------------------------------------------
                                       Daniel and Linda Miklovic, St. Louis, MO  Class C        6.39%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 205

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Partners                   Charles Schwab                            Class A       10.95%            47.03%(a)
International Select Growth                                                      Class R4      82.52%
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company               Class R4      16.27%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.97%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       25.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.80%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.29%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.39%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        9.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO U.S. Tank      Class R       38.15%                --
                                       Alliance, Inc.
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO B&L            Class R       18.63%                --
                                       Corporation 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Financial      Class R       13.69%                --
                                       Audit, LLC 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO C. Anthony     Class R        8.86%                --
                                       Phillips Accountants
                                      ------------------------------------------------------------------------------------------
                                       MG Trust Company FBO Claudina A. Bonilla  Class R        5.90%                --
                                       MD FCCP PA, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      97.22%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Partners                   Columbia Portfolio Builder Aggressive     Class I       17.83%            50.85%(a)
                                       Fund
                                      ------------------------------------------------------------------------------------------
International Small Cap                Columbia Portfolio Builder Moderate Fund  Class I       25.47%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       30.16%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.33%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       17.77%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        9.01%                --
                                                                                 Class R4      11.78%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class C       14.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Taynik & Co., Boston, MA                  Class R4      48.66%                --
                                      ------------------------------------------------------------------------------------------
                                       Massachusetts Mutual Life Insurance Co.,  Class R4      36.89%                --
                                       Springfield, MA
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity             Columbia Management                       Class I      100.00%                --
Income                                                                           Class R      100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4      81.26%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------

                                       Charles Schwab                            Class A       16.66%                --
                                                                                 Class R4      18.74%
                                      ------------------------------------------------------------------------------------------
                                       Michael A. And Mary N. Brockman,          Class C       10.63%                --
                                       Fort Madison, IA
                                      ------------------------------------------------------------------------------------------
                                       David L. and Diane M Cooper, Prescott,    Class C        9.56%                --
                                       AZ
                                      ------------------------------------------------------------------------------------------
                                       Janet K. Zimmer, Warsaw, IN               Class C        7.05%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 206

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Threadneedle International             Columbia Management                       Class R      100.00%            28.96%(a)
Opportunity                                                                      Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.77%                --
                                                                                 Class R4      80.39%
                                      ------------------------------------------------------------------------------------------

                                       Matrix Capital                            Class R4      19.61%                --
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Aggressive     Class I       18.02%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Moderate Fund  Class I       25.06%                --
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Moderate       Class I       29.80%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Moderate       Class I        6.27%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Total Equity   Class I       18.42%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO Ed's Supply    Class R       20.34%                --
                                       Co.
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO Sales West     Class R       12.03%                --
                                       Partners Inc. 401K
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO Horne Bros.    Class R       11.09%                --
                                       Construction 401K
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO Kingchem,      Class R       10.59%                --
                                       Inc. 401K
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO Natural        Class R        9.91%                --
                                       Habitat Adventures
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company FBO Tofel          Class R        9.72%                --
                                       Employee 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Woburn Daily   Class R        9.04%                --
                                       Times, Inc. 401K
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Tremont        Class R        8.06%                --
                                       Electric 401K
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Columbia AMT-Free Tax-Exempt Bond      None                                      N/A              N/A                --
--------------------------------------------------------------------------------------------------------------------------------
Columbia Mid Cap Growth Opportunity    Charles Schwab                            Class A        7.03%                --
                                                                                 Class R4       9.07%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       16.45%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate Fund  Class I       27.43%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       31.54%                --
                                       Aggressive Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.84%                --
                                       Conservative Fund
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       15.38%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        6.87%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class C        5.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      82.55%                --
                                      ------------------------------------------------------------------------------------------
                                       US Bank NA, Milwaukee, WI                 Class R4       8.20%                --
--------------------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax Exempt    Charles Schwab                            Class A        8.06%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing LLC, A/C T. J.             Class C        5.36%                --
                                       Househmandzadeh, Cerritos, CA
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 207

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource Tax-Exempt High Income     None                                      N/A              N/A                --
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
Columbia Government Money Market       Patricks Plain LLC                        Class R5      96.68%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Select Large-Cap Value        Columbia Management                       Class R3     100.00%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       18.01%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       25.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.73%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.32%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.21%                --
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       52.66%                --
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company, Parsippany,  Class A        7.89%                --
                                       NJ
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B        9.78%                --
                                                                                 Class C       30.39%
                                                                                 Class R       79.31%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class B        5.54%                --
                                                                                 Class C        5.05%                --
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      48.68%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5      41.42%                --
--------------------------------------------------------------------------------------------------------------------------------

Columbia Select Smaller-Cap Value      Columbia Management                       Class R3     100.00%                --
                                                                                 Class R4      10.70%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       25.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       74.75%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       32.91%                --
                                                                                 Class R       76.90%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      89.30%                --
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      51.12%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      35.29%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 208

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Columbia Seligman Communications       Columbia Management                       Class R3      35.45%                --
  and Information                                                                Class R4      43.28%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.94%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       25.55%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       29.87%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        6.28%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       18.24%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       11.16%                --
                                                                                 Class B       18.43%
                                                                                 Class C       21.58%
                                                                                 Class R       39.63%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class A        5.15%                --
                                                                                 Class B        7.46%
                                                                                 Class C        6.95%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        6.57%                --
                                                                                 Class R4      56.72%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class B        5.30%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Co., Hartford,    Class R       30.01%                --
                                       CT
                                      ------------------------------------------------------------------------------------------
                                       JPMorgan Chase Bank , New York, NY        Class R        7.48%                --
                                      ------------------------------------------------------------------------------------------
                                       Pershing LLC, Jersey City, NJ             Class R3      64.41%                --
--------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Global             Columbia Management                       Class A       18.00%            46.18%(a)
  Real Estate                                                                    Class R        5.78%
                                                                                 Class R3     100.00%
                                                                                 Class R4      85.27%
                                      ------------------------------------------------------------------------------------------
                                       Morgan Stanley                            Class A       17.26%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       15.79%                --
                                                                                 Class C       51.01%
                                                                                 Class R       85.35%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       42.79%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       57.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Frontier Trust Company FBO Valley         Class R        8.87%                --
                                       Ford 401K, Fargo, ND
                                      ------------------------------------------------------------------------------------------
                                       Scottrade Inc. FBO Jeffrey Powers IRA,    Class R4      14.73%                --
                                       Saint Louis, MO
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      61.69%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      37.91%                --
--------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 29, 2010                     Page 209

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
RiverSource LaSalle Monthly            Columbia Management                       Class R3     100.00%                --
  Dividend Real Estate                                                           Class R4      38.39%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       99.62%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class A       13.25%                --
                                                                                 Class B       22.58%
                                                                                 Class C       50.85%
                                                                                 Class R       87.25%
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets                  Class B        6.12%                --
                                                                                 Class C        7.74%
                                      ------------------------------------------------------------------------------------------
                                       Scottrade Inc. FBO Kenny K. Fong,         Class R4      61.61%                --
                                       Saint Louis, MO
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      61.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      36.74%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman Capital                       Columbia Management                       Class R3     100.00%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       36.94%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I        7.86%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Total Equity   Class I       55.15%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class B       10.68%                --
                                                                                 Class C       26.29%
                                                                                 Class R       71.60%
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      56.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricks Plain LLC                        Class R5      40.66%                --
--------------------------------------------------------------------------------------------------------------------------------

Seligman Growth                        Columbia Management                       Class R3     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Aggressive     Class I       17.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia Portfolio Builder Moderate       Class I       25.53%                --
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Moderate       Class I       29.84%                --
                                       Aggressive
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Moderate       Class I        6.31%                --
                                       Conservative
                                      ------------------------------------------------------------------------------------------

                                       Columbia Portfolio Builder Total Equity   Class I       18.21%                --
                                      ------------------------------------------------------------------------------------------

                                       Ameriprise Trust Company                  Class R4      91.71%                --
                                      ------------------------------------------------------------------------------------------

                                       Wachovia Bank                             Class R4       7.61%                --
                                      ------------------------------------------------------------------------------------------

                                       MLP Fenner & Smith                        Class C        9.80%                --
                                      ------------------------------------------------------------------------------------------

                                       Frontier Trust Company, Fargo, ND         Class R       70.27%                --
                                      ------------------------------------------------------------------------------------------

                                       MG Trust Company FBO Global               Class R        6.60%                --
                                       Surveillance Associates, Denver, CO
                                      ------------------------------------------------------------------------------------------
                                       Gramma Fisher Foundation                  Class R5      85.93%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class R5       8.30%                --
--------------------------------------------------------------------------------------------------------------------------------



(a) Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds' investments in Class I shares.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a

Statement of Additional Information - Nov. 29, 2010                     Page 210
beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia
Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the "Supreme Court"), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.



Statement of Additional Information - Nov. 29, 2010                     Page 211

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For RiverSource and Threadneedle funds, the financial statements for the fiscal years ended on or after July 31, 2007, and for Seligman funds, the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund's Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource funds, the financial statements for periods ended on or before June 30, 2007 were audited by other auditors. For Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008 were audited by Deloitte & Touche LLP.



Statement of Additional Information - Nov. 29, 2010                     Page 212

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS.
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   - Nature of and provisions of the obligation.

   - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.



Statement of Additional Information - Nov. 29, 2010                          A-1

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



Statement of Additional Information - Nov. 29, 2010                          A-2

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.



Statement of Additional Information - Nov. 29, 2010                          A-3

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The


Statement of Additional Information - Nov. 29, 2010                          A-4
short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.



Statement of Additional Information - Nov. 29, 2010                          A-5

                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS
                               STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

    - the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

    - natural disasters and ecological or environmental concerns;

    - the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

    - the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

    - economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.


Statement of Additional Information - Nov. 29, 2010                          B-1

                                                                      APPENDIX C

                         RIVERSOURCE S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Statement of Additional Information - Nov. 29, 2010                          C-1

                                                                      APPENDIX D

CLASS A - CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.




--------------------------------------------------------------------------------------------------------------------------
                                                                                SALES CHARGE(a) AS A PERCENTAGE OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                             PUBLIC OFFERING             NET AMOUNT
  FUND CATEGORY                                TOTAL MARKET VALUE                PRICE(b)                 INVESTED
--------------------------------------------------------------------------------------------------------------------------
                                                         $0 - $49,999             5.75%                     6.10%
                                           -------------------------------------------------------------------------------
                                                    $50,000 - $99,999             4.50%                     4.71%
                                           -------------------------------------------------------------------------------
                                                  $100,000 - $249,999             3.50%                     3.63%
                                           -------------------------------------------------------------------------------
 Balanced, Equity, Fund-of-                       $250,000 - $499,999             2.50%                     2.56%
  funds - equity*
                                           -------------------------------------------------------------------------------
                                                  $500,000 - $999,999             2.00%                     2.04%
                                           -------------------------------------------------------------------------------
                                           $1,000,000 or more(c),(d)              0.00%                     0.00%
--------------------------------------------------------------------------------------------------------------------------

                                                         $0 - $49,999             4.75%                     4.99%
                                           -------------------------------------------------------------------------------
                                                    $50,000 - $99,999             4.25%                     4.44%
                                           -------------------------------------------------------------------------------
 Fund-of-funds - fixed income, State              $100,000 - $249,999             3.50%                     3.63%
 tax-exempt fixed income, Taxable fixed
 income, Tax-exempt fixed income

-------------------------------------------------------------------------------------------------------------------
                                                  $250,000 - $499,999             2.50%                     2.56%
-------------------------------------------------------------------------------------------------------------------
                                                  $500,000 - $999,999             2.00%                     2.04%
-------------------------------------------------------------------------------------------------------------------
                                           $1,000,000 or more(c),(d)              0.00%                     0.00%
--------------------------------------------------------------------------------------------------------------------------

 For Columbia Absolute Return Currency                   $0 - $99,999             3.00%                     3.09%
 and Income Fund, Columbia Floating Rate
 Fund, Columbia Inflation Protected
 Securities Fund, Columbia Limited
 Duration Credit Fund, RiverSource
 Intermediate Tax-Exempt Fund and
 RiverSource Short Duration U.S.
 Government Fund
-------------------------------------------------------------------------------------------------------------------
                                                  $100,000 - $249,999             2.50%                     2.56%
-------------------------------------------------------------------------------------------------------------------
                                                  $250,000 - $499,999             2.00%                     2.04%
-------------------------------------------------------------------------------------------------------------------
                                                  $500,000 - $999,999             1.50%                     1.52%
-------------------------------------------------------------------------------------------------------------------
                                           $1,000,000 or more(c),(d)              0.00%                     0.00%
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------



   * RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

    (a) Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

    (b) Purchase price includes the sales charge.

    (c) Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

    (d) For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.



Statement of Additional Information - Nov. 29, 2010                          D-1

                                                                      APPENDIX E

                              LEGACY COLUMBIA FUNDS

  Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbia(SM) Acorn(R) Fund
Columbia(SM) Acorn International(R)
Columbia(SM) Acorn International Select(R)
Columbia(SM) Acorn Select(R)
Columbia(SM) Acorn USA(R)
Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Blended Equity Fund
Columbia Bond Fund
Columbia California Intermediate Municipal Bond Fund
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Conservative High Yield Fund
Columbia Contrarian Core Fund
Columbia Convertible Securities Fund
Columbia Core Bond Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund) Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia Federal Securities Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Global Value Fund
Columbia Greater China Fund
Columbia High Income Fund
Columbia High Yield Municipal Fund
Columbia High Yield Opportunity Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Municipal Bond Fund
Columbia International Bond Fund
Columbia International Growth Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia Liberty Fund
Columbia LifeGoal(R) Balanced Growth Portfolio
Columbia LifeGoal(R) Growth Portfolio
Columbia LifeGoal(R) Income and Growth Portfolio
Columbia LifeGoal(R) Income Portfolio
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Masters International Equity Portfolio
Columbia Mid Cap Core Fund
Columbia Mid Cap Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Overseas Value Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Select Large Cap Growth Fund
Columbia Select Opportunities Fund
Columbia Select Small Cap Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Short-Intermediate Bond Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Strategic Income Fund
Columbia Strategic Investor Fund
Columbia Tax-Exempt Fund
Columbia Technology Fund
Columbia(SM) Thermostat Fund(R)
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia Virginia Intermediate Municipal Bond Fund
Columbia World Equity Fund



Statement of Additional Information - Nov. 29, 2010                          E-1

                                                                      APPENDIX F

                            LEGACY RIVERSOURCE FUNDS

 Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20
  Contrarian Equity Fund)
Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource
  Absolute Return Currency and Income Fund)
Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt
  Bond Fund)
Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific
  Fund)
Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond
  Fund)
Columbia Diversified Equity Income Fund (formerly known as RiverSource
  Diversified Equity Income Fund)
Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend
  Opportunity Fund)
Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging
  Markets Bond Fund)
Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle
  Emerging Markets Fund)
Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund) Columbia European Equity Fund (formerly known as Threadneedle European Equity
  Fund)
Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund) Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.) Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund) Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund) Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund) Columbia Government Money Market Fund, Inc. (formerly known as RiverSource
  Government Money Market Fund, Inc.)
Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond
  Fund)
Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic
  Income Fund)
Columbia Income Builder Fund II (formerly known as RiverSource Income Builder
  Moderate Income Fund)
Columbia Income Builder Fund III (formerly known as RiverSource Income Builder
  Enhanced Income Fund)
Columbia Income Opportunities Fund (formerly known as RiverSource Income
  Opportunities Fund)
Columbia Inflation Protected Securities Fund (formerly known as RiverSource
  Inflation Protected Securities Fund)
Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined
  Equity Fund)
Columbia Large Growth Quantitative Fund (formerly known as RiverSource
  Disciplined Large Cap Growth Fund)
Columbia Large Value Quantitative Fund (formerly known as RiverSource
  Disciplined Large Cap Value Fund)
Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited
  Duration Bond Fund)
Columbia Marsico Flexible Capital Fund
Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap
  Growth Fund)
Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap
  Value Fund)
Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-
  Exempt Fund)
Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund) Columbia Multi-Advisor International Value Fund (formerly known as RiverSource
  Partners International Select Value Fund)
Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource
  Partners Small Cap Value Fund)
Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource
  Portfolio Builder Aggressive Fund)
Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource
  Portfolio Builder Conservative Fund)
Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as
  RiverSource Portfolio Builder Moderate Aggressive Fund)
Columbia Portfolio Builder Moderate Conservative Fund (formerly known as
  RiverSource Portfolio Builder Moderate Conservative Fund)
Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource
  Portfolio Builder Moderate Fund)
Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource
  Portfolio Builder Total Equity Fund)
Columbia Recovery and Infrastructure Fund (formerly known as RiverSource
  Recovery and Infrastructure Fund)
Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement
  Plus 2010 Fund)
Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement
  Plus 2015 Fund)
Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement
  Plus 2020 Fund)
Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement
  Plus 2025 Fund)
Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement
  Plus 2030 Fund)
Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement
  Plus 2035 Fund)
Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement
  Plus 2040 Fund)



Statement of Additional Information - Nov. 29, 2010                          F-1

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement
  Plus 2045 Fund)
Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value
  Fund)
Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap
  Value Fund)
Columbia Seligman Communications and Information Fund, Inc. (formerly known as
  Seligman Communications and Information Fund, Inc.)
Columbia Seligman Global Technology Fund (formerly known as Seligman Global
  Technology Fund)
Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash
  Fund)
Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic
  Allocation Fund)
Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S.
  Government Mortgage Fund)
RiverSource Balanced Fund
RiverSource California Tax-Exempt Fund
RiverSource Disciplined International Equity Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource LaSalle Global Real Estate Fund
RiverSource LaSalle Monthly Dividend Real Estate Fund
RiverSource New York Tax-Exempt Fund
RiverSource Partners Fundamental Value Fund
RiverSource Partners International Select Growth Fund
RiverSource Partners International Small Cap Fund
RiverSource Precious Metals and Mining Fund
RiverSource Real Estate Fund
RiverSource S&P 500 Index Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Small Company Index Fund
RiverSource Strategic Income Allocation Fund
RiverSource Tax-Exempt High Income Fund
Seligman California Municipal High Yield Series
Seligman California Municipal Quality Series
Seligman Capital Fund, Inc.
Seligman Growth Fund, Inc.
Seligman Minnesota Municipal Class
Seligman National Municipal Class
Seligman New York Municipal Class
Seligman TargETFund 2015
Seligman TargETFund 2025
Seligman TargETFund 2035
Seligman TargETFund 2045
Seligman TargETFund Core
Threadneedle Global Equity Income Fund
Threadneedle International Opportunity Fund


                                                               S-6500 CR (11/10)




Statement of Additional Information - Nov. 29, 2010                          F-2

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (65.4%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.9%)
BAE Systems PLC                                        267,153(c)          $1,436,442
Ceradyne, Inc.                                           6,829(b)             159,457
Cubic Corp.                                              8,400                342,720
Esterline Technologies Corp.                             1,224(b)              70,050
L-3 Communications Holdings, Inc.                        4,100                296,307
Lockheed Martin Corp.                                   36,626              2,610,701
MTU Aero Engines Holding AG                             15,389(c)             879,579
Raytheon Co.                                           177,936              8,133,455
Rockwell Collins, Inc.                                   1,200                 69,900
United Technologies Corp.                               81,449              5,801,612
                                                                      ---------------
Total                                                                      19,800,223
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
Atlas Air Worldwide Holdings, Inc.                       3,978(b,g)           200,093
Julio Simoes Logistica SA                               23,400(b,c)           115,547
                                                                      ---------------
Total                                                                         315,640
-------------------------------------------------------------------------------------

AIRLINES (0.3%)
Alaska Air Group, Inc.                                   5,211(b)             265,917
Allegiant Travel Co.                                     2,577(g)             109,059
Continental Airlines, Inc., Class B                      6,227(b)             154,679
Copa Holdings SA, Class A                               10,570(c)             569,829
Hawaiian Holdings, Inc.                                 15,661(b,g)            93,809
Turk Hava Yollari AO                                   295,827(c)           1,206,956
United Continental Holdings, Inc.                       29,200(b,g)           689,996
                                                                      ---------------
Total                                                                       3,090,245
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Autoliv, Inc.                                           10,980(c,g)           717,322
Cooper Tire & Rubber Co.                                 6,920(g)             135,840
Exedy Corp.                                             13,100(c)             393,612
Fuel Systems Solutions, Inc.                             9,300(b,g)           363,723
Hankook Tire Co., Ltd.                                   7,850(c)             226,893
Hyundai Mobis                                            2,822(c)             636,188
Lear Corp.                                               8,700(b)             686,691
Nokian Renkaat OYJ                                       6,692(c)             229,814
Tenneco, Inc.                                           12,478(b)             361,488
TRW Automotive Holdings Corp.                           16,375(b)             680,545
                                                                      ---------------
Total                                                                       4,432,116
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Astra International Tbk PT                              44,980(c)             286,397
Hyundai Motor Co.                                        1,815(c)             243,592
Nissan Motor Co., Ltd.                                 191,100(c,g)         1,669,006
                                                                      ---------------
Total                                                                       2,198,995
-------------------------------------------------------------------------------------

BEVERAGES (0.3%)
Boston Beer Co., Inc., Class A                           3,700(b,g)           247,419
Carlsberg A/S, Series B                                 15,073(c)           1,571,799
Coca-Cola Enterprises, Inc.                             12,600(b)             390,600
Cott Corp.                                             108,917(b,c)           854,998
The Coca-Cola Co.                                        2,101                122,951
                                                                      ---------------
Total                                                                       3,187,767
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.5%)
Amgen, Inc.                                             61,137(b)           3,369,261
Cephalon, Inc.                                          17,802(b,g)         1,111,557
Cubist Pharmaceuticals, Inc.                             3,224(b)              75,409
Martek Biosciences Corp.                                14,300(b)             323,609
PDL BioPharma, Inc.                                     20,836                109,597
                                                                      ---------------
Total                                                                       4,989,433
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

BUILDING PRODUCTS (0.1%)
AAON, Inc.                                              13,400(g)            $315,168
AO Smith Corp.                                           3,900                225,771
Owens Corning                                            9,500(b)             243,485
                                                                      ---------------
Total                                                                         784,424
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Apollo Investment Corp.                                 14,232                145,593
Ares Capital Corp.                                       2,500                 39,125
Arlington Asset Investment Corp.                         9,400(g)             219,114
Credit Suisse Group AG                                  19,397(c)             829,354
Deutsche Bank AG                                        16,577(c,g)           907,254
Franklin Resources, Inc.                                22,093              2,361,742
Gladstone Investment Corp.                              14,900(g)              99,830
ICAP PLC                                               116,887(c)             792,261
Intermediate Capital Group PLC                         223,328(c)           1,048,903
Knight Capital Group, Inc., Class A                      9,191(b,g)           113,876
MCG Capital Corp.                                       55,200                322,368
Morgan Stanley                                          81,426              2,009,594
MVC Capital, Inc.                                        4,550(g)              59,014
NGP Capital Resources Co.                                6,700                 60,702
Solar Capital Ltd.                                       8,100                173,745
T Rowe Price Group, Inc.                                 9,493(g)             475,267
The Goldman Sachs Group, Inc.                           18,044              2,608,802
TICC Capital Corp.                                      31,900(g)             330,165
Tokai Tokyo Financial Holdings, Inc.                   165,000(c)             543,608
Waddell & Reed Financial, Inc., Class A                 17,600(g)             481,536
                                                                      ---------------
Total                                                                      13,621,853
-------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Ashland, Inc.                                            4,860                237,022
BASF SE                                                 35,344(c)           2,228,773
Clariant AG                                             86,162(b,c)         1,260,458
Cytec Industries, Inc.                                  11,677                658,349
Eastman Chemical Co.                                     1,731(g)             128,094
Hawkins, Inc.                                            2,500                 88,550
Hitachi Chemical Co., Ltd.                              41,900(c)             782,080
Innophos Holdings, Inc.                                 11,645                385,450
Israel Chemicals Ltd.                                    9,245(c)             130,176
Kraton Performance Polymers, Inc.                       11,500(b)             312,225
Lubrizol Corp.                                           6,784                718,900
Minerals Technologies, Inc.                              6,400                377,088
NewMarket Corp.                                          3,417(g)             388,445
PolyOne Corp.                                            6,282(b)              75,949
PPG Industries, Inc.                                    13,851              1,008,353
Stepan Co.                                               2,314                136,781
The Scotts Miracle-Gro Co., Class A                     11,900(g)             615,587
The Sherwin-Williams Co.                                 9,600                721,344
Westlake Chemical Corp.                                  8,700                260,391
Yingde Gases                                            94,500(b,c)            89,278
                                                                      ---------------
Total                                                                      10,603,293
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.5%)
1st Source Corp.                                         1,900                 32,984
Australia & New Zealand Banking Group Ltd.              84,544(c,g)         1,934,935
Bancfirst Corp.                                          1,720                 69,591
Banco Bilbao Vizcaya Argentaria SA                     119,790(c)           1,617,583
Banco Bradesco SA, ADR                                  11,220(c,g)           228,664
Banco Latinoamericano de Comercio Exterior
 SA, Series E                                           18,400(c,g)           265,880
Banco Santander Chile, ADR                               1,895(c)             182,962
Banco Santander SA                                     195,952(c)           2,488,957
Bangkok Bank PCL                                        72,900(c)             389,717
Bank Central Asia Tbk PT                               437,500(c)             329,169
Bank of China Ltd., Series H                         2,328,000(c)           1,221,205
Bank Pembangunan Daerah Jawa Barat Dan Banten
 Tbk PT                                              1,134,000(b,c)           198,657
Bank Rakyat Indonesia                                  236,000(c)             265,020
BNP Paribas                                             24,814(c)           1,764,856
China Construction Bank Corp., Series H                436,000(c)             382,126


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
CIMB Group Holdings Bhd                                189,600(c)            $501,906
CIT Group, Inc.                                          3,700(b)             151,034
Enterprise Financial Services Corp.                     10,600(g)              98,580
Fifth Third Bancorp                                    205,538              2,472,622
HDFC Bank Ltd., ADR                                      2,360(c)             435,113
HSBC Holdings PLC                                      145,257(c)           1,471,695
Huntington Bancshares, Inc.                             90,824                514,972
ICICI Bank Ltd., ADR                                     8,992(c,g)           448,251
Industrial & Commercial Bank of China, Series
 H                                                     573,000(c)             426,868
International Bancshares Corp.                          20,600                347,934
Itau Unibanco Holding SA, ADR                           43,600(c,g)         1,054,248
Kasikornbank PCL                                       116,500(c)             478,186
KeyCorp                                                133,283              1,060,933
MainSource Financial Group, Inc.                         7,800                 59,592
Metropolitan Bank & Trust                              109,590(c)             174,819
MidWestOne Financial Group, Inc.                        17,200(g)             252,152
National Bank of Greece SA                              50,974(b,c)           498,264
Oriental Financial Group, Inc.                          11,700(c)             155,610
PNC Financial Services Group, Inc.                     130,224              6,759,929
Punjab National Bank Ltd.                                8,920(c)             256,683
Republic Bancorp, Inc., Class A                         13,900(g)             293,707
Security Bank Corp.                                     72,270(c)             135,146
Sierra Bancorp                                           2,500                 30,875
Southwest Bancorp, Inc.                                 16,100                208,817
Standard Bank Group Ltd.                                16,174(c)             257,762
Sumitomo Mitsui Financial Group, Inc.                   55,700(c)           1,622,887
SunTrust Banks, Inc.                                    61,682              1,593,246
SVB Financial Group                                      5,151(b,g)           217,990
Svenska Handelsbanken AB, Series A                      37,329(c)           1,224,038
The Governor & Co. of the Bank of Ireland              865,252(b,c)           731,351
Turkiye Garanti Bankasi AS                              86,284(c)             501,200
Turkiye Halk Bankasi AS                                 23,644(c)             219,092
Union Bank of India                                     37,620(c)             325,554
Virginia Commerce Bancorp, Inc.                         35,700(b,g)           173,502
Wintrust Financial Corp.                                 1,741                 56,426
                                                                      ---------------
Total                                                                      36,583,290
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Aeon Delight Co., Ltd.                                  51,400(c)             961,864
Avery Dennison Corp.                                    17,600                653,312
Consolidated Graphics, Inc.                              1,612(b)              66,817
Courier Corp.                                           18,200                258,804
Deluxe Corp.                                            19,500                373,035
Kimball International, Inc., Class B                     1,796                 10,471
Pitney Bowes, Inc.                                      39,592(g)             846,477
RR Donnelley & Sons Co.                                145,287              2,464,068
Schawk, Inc.                                             1,300                 23,998
The Brink's Co.                                          3,928                 90,344
United Stationers, Inc.                                  2,248(b)             120,290
                                                                      ---------------
Total                                                                       5,869,480
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.4%)
ADTRAN, Inc.                                            12,600                444,780
Anaren, Inc.                                             7,700(b)             129,283
DG FastChannel, Inc.                                    17,600(b)             382,800
Harris Corp.                                            23,631(g)           1,046,618
InterDigital, Inc.                                      13,900(b,g)           411,579
Loral Space & Communications, Inc.                       5,600(b)             292,320
O-Net Communications Group Ltd.                        554,370(b,c)           390,839
Plantronics, Inc.                                       12,771                431,404
Tellabs, Inc.                                           40,401                300,987
                                                                      ---------------
Total                                                                       3,830,610
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMPUTERS & PERIPHERALS (2.6%)
Apple, Inc.                                             61,545(b,g)       $17,463,395
Asustek Computer, Inc.                                   4,050(c)              29,043
Dell, Inc.                                              28,423(b)             368,362
Lexmark International, Inc., Class A                   118,900(b,g)         5,305,318
NetApp, Inc.                                             2,500(b)             124,475
Pegatron Corp.                                          17,900(b,c)            23,409
SanDisk Corp.                                           61,900(b)           2,268,635
Seagate Technology PLC                                   1,069(b,c)            12,593
STEC, Inc.                                              10,500(b,g)           130,725
Synaptics, Inc.                                         13,400(b,g)           377,076
Western Digital Corp.                                   25,800(b)             732,462
Wistron Corp.                                          169,775(c)             309,808
                                                                      ---------------
Total                                                                      27,145,301
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
CTCI Corp.                                             778,000(c)             855,561
EMCOR Group, Inc.                                       10,671(b,g)           262,400
Great Lakes Dredge & Dock Corp.                         23,900                138,859
KBR, Inc.                                               12,259                302,062
Layne Christensen Co.                                    2,216(b,g)            57,372
Maire Tecnimont SpA                                    274,094(c)           1,090,189
                                                                      ---------------
Total                                                                       2,706,443
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Ciments Francais SA                                      6,077(c)             541,659
Indocement Tunggal Prakarsa Tbk PT                     138,000(c)             285,143
                                                                      ---------------
Total                                                                         826,802
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
Capital One Financial Corp.                             14,900                589,295
Cardtronics, Inc.                                        2,500(b)              38,575
Cash America International, Inc.                         3,545(g)             124,075
Discover Financial Services                            428,822              7,152,751
Dollar Financial Corp.                                   9,200(b,g)           192,004
Ezcorp, Inc., Class A                                    4,723(b)              94,649
Nelnet, Inc., Class A                                   14,300                327,184
SLM Corp.                                               59,459(b,g)           686,751
                                                                      ---------------
Total                                                                       9,205,284
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Boise, Inc.                                             13,500(b,g)            87,615
Graham Packaging Co., Inc.                               4,100(b)              48,462
Rock-Tenn Co., Class A                                   1,637                 81,539
Sonoco Products Co.                                      1,600                 53,504
                                                                      ---------------
Total                                                                         271,120
-------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Li & Fung Ltd.                                          40,000(c)             225,038
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc., Class A                             15,048(b)             772,715
Bridgepoint Education, Inc.                             19,700(b,g)           304,562
Corinthian Colleges, Inc.                               13,599(b,g)            95,465
CPI Corp.                                                4,400                113,872
ITT Educational Services, Inc.                           6,500(b,g)           456,755
Lincoln Educational Services Corp.                      21,500(b)             309,815
Pre-Paid Legal Services, Inc.                            5,325(b,g)           332,759
Sotheby's                                                3,850(g)             141,757
                                                                      ---------------
Total                                                                       2,527,700
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.5%)
AMMB Holdings Bhd                                      145,600(c)             279,755
BM&FBovespa SA                                          44,500(c)             372,632
Citigroup, Inc.                                      2,228,854(b)           8,692,530
ING Groep NV - CVA                                     130,250(b,c)         1,351,307
IntercontinentalExchange, Inc.                             800(b)              83,776
NYSE Euronext                                          179,800              5,136,886
                                                                      ---------------
Total                                                                      15,916,886
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AboveNet, Inc.                                             600(b)              31,254
Alaska Communications Systems Group, Inc.                2,700                 27,405
AT&T, Inc.                                             129,388              3,700,497
Bezeq Israeli Telecommunication Corp., Ltd.            382,170(c)             952,785
CenturyLink, Inc.                                        1,700                 67,082


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Chunghwa Telecom Co., Ltd., ADR                         16,535(c,g)          $370,715
IDT Corp., Class B                                       1,800(b,g)            32,022
Qwest Communications International, Inc.                73,785                462,632
Tele2 AB, Series B                                      68,427(c)           1,437,265
Telefonica SA                                           27,258(c)             675,027
Telenor ASA                                             52,405(c)             821,155
Verizon Communications, Inc.                           305,249(g)           9,948,064
                                                                      ---------------
Total                                                                      18,525,903
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.3%)
Edison International                                    18,640                641,030
El Paso Electric Co.                                    15,500(b)             368,590
Enel SpA                                               156,865(c)             836,170
Exelon Corp.                                           202,242              8,611,463
Federal Hydrogenerating Co., ADR                        11,880(b,c)            61,182
FirstEnergy Corp.                                        6,300(g)             242,802
Fortum OYJ                                              58,445(c)           1,529,023
IDACORP, Inc.                                            7,700                276,584
Portland General Electric Co.                           19,100                387,348
UIL Holdings Corp.                                       9,600                270,336
Unisource Energy Corp.                                   7,000                234,010
                                                                      ---------------
Total                                                                      13,458,538
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
AZZ, Inc.                                                7,700                329,868
Brady Corp., Class A                                     9,900                288,783
Emerson Electric Co.                                    37,081              1,952,686
Franklin Electric Co., Inc.                             10,200(g)             338,232
GrafTech International Ltd.                              4,760(b)              74,399
Harbin Electric, Inc.                                    7,251(b,c,g)         129,720
LS Corp.                                                 1,750(c)             179,605
Mitsubishi Electric Corp.                              143,000(c)           1,230,071
Powell Industries, Inc.                                  3,300(b)             102,696
Schneider Electric SA                                   10,456(c)           1,325,827
Zhuzhou CSR Times Electric Co., Ltd., Series
 H                                                      97,000(c)             311,302
                                                                      ---------------
Total                                                                       6,263,189
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Agilysys, Inc.                                          24,800(b)             161,200
Anixter International, Inc.                              7,758(b,g)           418,854
Dolby Laboratories, Inc., Class A                       11,400(b)             647,634
Electro Rent Corp.                                      15,500                205,840
FUJIFILM Holdings Corp.                                 33,800(c)           1,119,648
Halma PLC                                              173,528(c)             862,709
Hon Hai Precision Industry Co., Ltd.                   181,640(c)             683,273
Insight Enterprises, Inc.                               10,539(b)             164,830
Keithley Instruments, Inc.                              13,800                296,838
Littelfuse, Inc.                                         2,937(b)             128,347
Measurement Specialties, Inc.                            9,700(b)             179,256
Methode Electronics, Inc.                                8,045(g)              73,049
Murata Manufacturing Co., Ltd.                          20,200(c)           1,064,814
Power-One, Inc.                                         36,800(b,g)           334,512
Richardson Electronics Ltd.                             17,800                186,900
Rofin-Sinar Technologies, Inc.                          13,900(b)             352,782
Tyco Electronics Ltd.                                   39,710(c)           1,160,325
Vishay Intertechnology, Inc.                            65,738(b,g)           636,344
WPG Holdings Co., Ltd.                                 169,590(c)             336,617
Young Fast Optoelectronics Co., Ltd.                    16,000(c)             182,354
                                                                      ---------------
Total                                                                       9,196,126
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Atwood Oceanics, Inc.                                    3,622(b,g)           110,290
Core Laboratories NV                                     8,178(c,g)           719,991
Diamond Offshore Drilling, Inc.                          4,400(g)             298,188
Gulf Island Fabrication, Inc.                            7,100                129,220
Lufkin Industries, Inc.                                  2,750                120,725
McDermott International, Inc.                            6,323(b)              93,454


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ENERGY EQUIPMENT & SERVICES (CONT.)
National Oilwell Varco, Inc.                           104,729             $4,657,299
Noble Corp.                                             41,904(c)           1,415,936
Oceaneering International, Inc.                         11,300(b)             608,618
Oil States International, Inc.                           3,639(b)             169,395
PHI, Inc.                                               19,200(b)             310,656
Rowan Companies, Inc.                                   16,786(b)             509,623
RPC, Inc.                                                1,500                 31,740
Shinko Plantech Co., Ltd.                              114,500(c)           1,039,787
Tecnicas Reunidas SA                                    11,971(c)             638,196
Tetra Technologies, Inc.                                 8,271(b,g)            84,364
Willbros Group, Inc.                                     3,275(b)              30,032
                                                                      ---------------
Total                                                                      10,967,514
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.6%)
BIM Birlesik Magazalar AS                                5,360(c)             154,747
CP ALL PCL                                             240,530(c)             336,392
Drogasil SA                                              8,400(c)             214,595
Eurocash SA                                             29,615(c)             268,616
George Weston Ltd.                                      11,086(c)             850,821
Koninklijke Ahold NV                                   106,940(c)           1,441,585
Magnit OJSC, GDR                                         7,551(c,d,j)         190,285
Nash Finch Co.                                           1,670(g)              71,042
Ruddick Corp.                                            5,411                187,653
Seven & I Holdings Co., Ltd.                            60,000(c)           1,406,014
Spartan Stores, Inc.                                     4,235                 61,408
The Andersons, Inc.                                      1,721                 65,226
Wal-Mart Stores, Inc.                                  218,750(g)          11,707,500
                                                                      ---------------
Total                                                                      16,955,884
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
Balrampur Chini Mills Ltd.                             347,336(c)             716,467
Cal-Maine Foods, Inc.                                    8,909(g)             258,183
Campbell Soup Co.                                       57,700(g)           2,062,775
Charoen Pokphand Foods PCL                             208,330(c)             174,126
Corn Products International, Inc.                       16,600                622,500
Darling International, Inc.                             11,362(b)              96,804
Fresh Del Monte Produce, Inc.                            3,434(b,c)            74,518
HJ Heinz Co.                                             7,900                374,223
Hormel Foods Corp.                                      76,039              3,391,339
Indofood CBP Sukses Makmur TBK PT                       44,120(b,c)            26,730
Marine Harvest ASA                                   1,496,477(c)           1,304,838
Nestle SA                                               26,983(c)           1,438,013
Parmalat SpA                                           451,414(c)           1,158,207
The Hershey Co.                                        187,029(g)           8,900,710
                                                                      ---------------
Total                                                                      20,599,433
-------------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Chesapeake Utilities Corp.                               5,200                188,344
Energen Corp.                                            7,500                342,900
ENN Energy Holdings Ltd.                               154,020(c)             442,683
Perusahaan Gas Negara PT                             2,261,000(c)             977,524
Questar Corp.                                           26,442                463,528
Southwest Gas Corp.                                     11,900                399,721
The Laclede Group, Inc.                                  2,600(g)              89,492
Towngas China Co., Ltd.                                153,000(c)              70,794
UGI Corp.                                               22,200                635,142
                                                                      ---------------
Total                                                                       3,610,128
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Arthrocare Corp.                                         5,100(b)             138,618
CR Bard, Inc.                                            9,100                741,014
Cyberonics, Inc.                                        10,000(b)             266,800
Haemonetics Corp.                                        2,600(b)             152,178
Kensey Nash Corp.                                        1,700(b)              49,113
Medical Action Industries, Inc.                         12,000(b)             108,600
Sirona Dental Systems, Inc.                             10,258(b)             369,698
St. Shine Optical Co., Ltd.                             19,000(c)             197,080
STERIS Corp.                                             2,884(g)              95,806
Top Glove Corp. Bhd                                     35,500(c)              59,008
                                                                      ---------------
Total                                                                       2,177,915
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (2.0%)
Aetna, Inc.                                             26,925               $851,099
Air Methods Corp.                                        8,000(b)             332,640
America Service Group, Inc.                              3,900                 58,032
AMERIGROUP Corp.                                        10,851(b,g)           460,842
AmerisourceBergen Corp.                                 10,100(g)             309,666
Assisted Living Concepts, Inc., Class A                  2,200(b)              66,968
Bio-Reference Labs, Inc.                                 7,500(b,g)           156,450
Cardinal Health, Inc.                                   22,927                757,508
Catalyst Health Solutions, Inc.                          1,806(b)              63,589
Centene Corp.                                            8,898(b)             209,904
Corvel Corp.                                             8,100(b)             343,845
Fleury SA                                               16,704(c)             207,343
Health Grades, Inc.                                     28,300(b)             231,777
Health Net, Inc.                                        16,327(b)             443,931
Healthspring, Inc.                                      14,685(b,g)           379,460
Humana, Inc.                                            56,234(b)           2,825,196
Laboratory Corp. of America Holdings                     9,700(b,g)           760,771
Landauer, Inc.                                           1,200                 75,156
Lincare Holdings, Inc.                                  17,858                448,057
Magellan Health Services, Inc.                           8,378(b)             395,777
Miraca Holdings, Inc.                                   38,900(c)           1,377,136
Molina Healthcare, Inc.                                  5,006(b,g)           135,112
National Research Corp.                                  4,091                106,693
Odontoprev SA                                           18,080(c)             209,347
Quest Diagnostics, Inc.                                  6,000                302,820
Sinopharm Group Co., Series H                           10,400(c)              42,961
Sun Healthcare Group, Inc.                               6,446(b)              54,598
The Providence Service Corp.                            19,700(b)             322,883
Triple-S Management Corp., Series B                      9,466(b,c)           159,502
UnitedHealth Group, Inc.                               256,090              8,991,321
Universal American Corp.                                22,375                330,031
US Physical Therapy, Inc.                               13,200(b)             220,704
                                                                      ---------------
Total                                                                      21,631,119
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
Computer Programs & Systems, Inc.                        7,800                332,046
Medidata Solutions, Inc.                                 7,700(b,g)           147,840
                                                                      ---------------
Total                                                                         479,886
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
CEC Entertainment, Inc.                                  2,400(b)              82,392
Ctrip.com International Ltd., ADR                        4,115(b,c,g)         196,491
Domino's Pizza, Inc.                                     5,800(b)              76,676
Hyatt Hotels Corp., Class A                              2,500(b)              93,475
OPAP SA                                                 44,920(c)             710,378
Wyndham Worldwide Corp.                                 14,936                410,292
                                                                      ---------------
Total                                                                       1,569,704
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
American Greetings Corp., Class A                        5,695                105,870
Arnest One Corp.                                        91,700(c)           1,010,710
Forbo Holding AG                                           746(c)             410,099
Foster Electric Co., Ltd.                               49,600(c)           1,257,382
Garmin Ltd.                                             21,221(c,g)           644,057
Kid Brands, Inc.                                         5,900(b)              50,740
LG Electronics, Inc.                                     2,117(c)             178,459
Libbey, Inc.                                            11,700(b)             154,089
MRV Engenharia e Participacoes SA                       23,350(c)             224,386
National Presto Industries, Inc.                           553(g)              58,878
SEB SA                                                  13,094(c,g)         1,123,546
Woongjin Coway Co., Ltd.                                 6,930(c)             269,905
                                                                      ---------------
Total                                                                       5,488,121
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Energizer Holdings, Inc.                                 7,400(b)             497,502
Kimberly-Clark Corp.                                    26,200(g)           1,704,310
McBride PLC                                            199,407(c)             579,473
Oil-Dri Corp of America                                  1,800                 38,718
                                                                      ---------------
Total                                                                       2,820,003
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Aboitiz Power Corp.                                    482,500(c)            $229,971
Constellation Energy Group, Inc.                         3,400                109,616
International Power PLC                                281,774(c)           1,717,330
                                                                      ---------------
Total                                                                       2,056,917
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
3M Co.                                                  13,373              1,159,573
Barloworld Ltd.                                         23,100(c)             155,216
DCC PLC                                                 37,293(c)           1,068,181
General Electric Co.                                   800,829             13,013,472
Raven Industries, Inc.                                   7,300(g)             276,597
Seaboard Corp.                                             196                347,116
Standex International Corp.                              1,886                 45,622
Tredegar Corp.                                           8,800                167,024
Tyco International Ltd.                                 36,749(c)           1,349,791
                                                                      ---------------
Total                                                                      17,582,592
-------------------------------------------------------------------------------------

INSURANCE (2.8%)
Aflac, Inc.                                             68,405              3,537,223
Allianz SE                                               8,310(c)             939,176
Allied World Assurance Co. Holdings Ltd.                 3,016(c)             170,675
Alterra Capital Holdings Ltd.                            4,027(c)              80,218
American Equity Investment Life Holding Co.             31,100                318,464
American Financial Group, Inc.                           6,000                183,480
Amil Participacoes SA                                   23,800(c)             228,992
Amtrust Financial Services, Inc.                         6,386(g)              92,725
AON Corp.                                               49,044(g)           1,918,111
Assurant, Inc.                                          40,795              1,660,357
Axis Capital Holdings Ltd.                              31,161              1,026,443
Brit Insurance Holdings NV                              65,040(b,c)         1,047,190
Brown & Brown, Inc.                                     29,900                603,681
China Life Insurance Co., Ltd., ADR                      1,000(c,g)            59,480
China Life Insurance Co., Ltd., Series H                79,000(c,g)           312,082
CNA Financial Corp.                                     12,900(b)             361,071
CNA Surety Corp.                                         4,886(b)              87,557
CNO Financial Group, Inc.                               43,349(b)             240,153
Delphi Financial Group, Inc., Class A                   10,200                254,898
FBL Financial Group, Inc., Class A                      12,200                316,956
First Mercury Financial Corp.                            7,600                 76,608
Flagstone Reinsurance Holdings SA                        1,915(c)              20,318
Hartford Financial Services Group, Inc.                128,598              2,951,324
Horace Mann Educators Corp.                             19,341                343,883
Lincoln National Corp.                                  28,700                686,504
Marsh & McLennan Companies, Inc.                         4,200                101,304
Meadowbrook Insurance Group, Inc.                        7,702                 69,087
Montpelier Re Holdings Ltd.                              9,001(c)             155,897
National Financial Partners Corp.                       17,225(b)             218,241
Platinum Underwriters Holdings Ltd.                      6,615(c,g)           287,885
Protective Life Corp.                                   27,914                607,409
Prudential Financial, Inc.                              42,507              2,303,029
Reinsurance Group of America, Inc.                      13,400                647,086
Sampo OYJ, Series A                                     56,764(c)           1,533,024
The Allstate Corp.                                      33,498              1,056,862
Torchmark Corp.                                         38,731              2,058,165
Unum Group                                              28,830                638,585
XL Group PLC                                            30,959                670,572
Zurich Financial Services AG                             6,438(c)           1,509,388
                                                                      ---------------
Total                                                                      29,374,103
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INTERNET & CATALOG RETAIL (0.2%)
HSN, Inc.                                                2,700(b,g)           $80,730
Liberty Media Corp. -- Interactive, Class A              6,222(b,p)            85,304
priceline.com, Inc.                                      5,655(b)           1,969,862
                                                                      ---------------
Total                                                                       2,135,896
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
Baidu, Inc., ADR                                         3,500(b,c)           359,170
j2 Global Communications, Inc.                          15,800(b,g)           375,882
Liquidity Services, Inc.                                16,400(b)             262,564
ModusLink Global Solutions, Inc.                         8,368(b)              53,137
NHN Corp.                                                1,331(b,c)           228,839
Tencent Holdings Ltd.                                   11,000(c,g)           240,453
Travelzoo, Inc.                                         10,000(b)             257,600
ValueClick, Inc.                                        29,500(b)             385,859
                                                                      ---------------
Total                                                                       2,163,504
-------------------------------------------------------------------------------------

IT SERVICES (2.0%)
Acxiom Corp.                                            23,800(b)             377,468
Broadridge Financial Solutions, Inc.                    25,200                576,324
Computer Sciences Corp.                                  1,100                 50,600
CSG Systems International, Inc.                         16,698(b)             304,405
DST Systems, Inc.                                        9,700                434,948
Fidelity National Information Services, Inc.             3,400                 92,242
IBM Corp.                                              105,504             14,152,306
Infosys Technologies Ltd.                                5,236(c)             355,417
Infosys Technologies Ltd., ADR                           1,100(c,g)            74,041
Lender Processing Services, Inc.                         7,100                235,933
MAXIMUS, Inc.                                            6,300                387,954
Paychex, Inc.                                            3,000                 82,470
Redecard SA                                              7,582(c)             118,460
SAIC, Inc.                                              21,770(b,g)           347,885
Syntel, Inc.                                             7,500                333,750
TeleTech Holdings, Inc.                                 23,284(b)             345,535
Teradata Corp.                                          34,664(b)           1,336,643
The Western Union Co.                                   47,200                834,024
Total System Services, Inc.                             66,229              1,009,330
Unisys Corp.                                             2,690(b)              75,051
VeriFone Systems, Inc.                                   3,300(b,g)           102,531
                                                                      ---------------
Total                                                                      21,627,317
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Altek Corp.                                            359,108(c)             533,442
Arctic Cat, Inc.                                        12,200(b)             125,050
Giant Manufacturing Co., Ltd.                           58,000(c)             218,178
Jakks Pacific, Inc.                                     20,299(b,g)           358,074
Mattel, Inc.                                            12,599                295,573
Polaris Industries, Inc.                                 5,363                349,131
Sturm Ruger & Co., Inc.                                 23,500                320,540
                                                                      ---------------
Total                                                                       2,199,988
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
Bruker Corp.                                            26,100(b,g)           366,183
Waters Corp.                                               800(b)              56,624
                                                                      ---------------
Total                                                                         422,807
-------------------------------------------------------------------------------------

MACHINERY (0.8%)
Blount International, Inc.                               9,600(b)             122,208
Briggs & Stratton Corp.                                 18,700                355,487
CLARCOR, Inc.                                           11,000                424,930
Crane Co.                                               11,700                443,898
Cummins, Inc.                                            1,726(g)             156,341
Demag Cranes AG                                         20,837(b,c)           799,234
Eaton Corp.                                             21,342              1,760,501
Harsco Corp.                                             8,600(g)             211,388
Hawk Corp., Class A                                      1,400(b)              60,578
Joy Global, Inc.                                        10,755                756,292
Kaydon Corp.                                             7,800(g)             269,880
LB Foster Co., Class A                                   2,114(b,g)            61,179
NACCO Industries, Inc., Class A                          2,100                183,519
Navistar International Corp.                             9,320(b,g)           406,725
Nordson Corp.                                            4,702(g)             346,490
Oshkosh Corp.                                            1,838(b)              50,545
Parker Hannifin Corp.                                   11,800                826,708


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MACHINERY (CONT.)
Sany Heavy Equipment International Holdings
 Co., Ltd.                                              66,000(c)            $116,540
Tennant Co.                                              9,700                299,730
The Gorman-Rupp Co.                                      8,900                245,284
Thermax Ltd.                                             4,463(c)              79,503
                                                                      ---------------
Total                                                                       7,976,960
-------------------------------------------------------------------------------------

MEDIA (0.8%)
DIRECTV, Class A                                        36,200(b)           1,507,006
DISH Network Corp., Class A                             33,041                633,066
EW Scripps Co., Class A                                 10,100(b,g)            79,588
Gannett Co., Inc.                                       26,944(g)             329,525
Grupo Comercial Chedraui SA de CV                       49,400(b,c)           142,120
Naspers Ltd., Series N                                   7,993(c)             391,100
Time Warner Cable, Inc.                                 22,300              1,203,977
Time Warner, Inc.                                       39,300              1,204,545
Valassis Communications, Inc.                            9,000(b)             305,010
Viacom, Inc., Class B                                   73,627              2,664,561
                                                                      ---------------
Total                                                                       8,460,498
-------------------------------------------------------------------------------------

METALS & MINING (2.4%)
Anglo Platinum Ltd.                                      2,495(b,c)           236,783
AngloGold Ashanti Ltd., ADR                              3,200(c,g)           147,968
Aurubis AG                                              21,376(c)           1,018,656
BHP Billiton Ltd.                                       62,526(c)           2,351,385
Brush Engineered Materials, Inc.                         3,456(b,g)            98,289
Centerra Gold, Inc.                                     49,200(c)             793,934
Cia de Minas Buenaventura SA, ADR                        4,167(c)             188,265
Cliffs Natural Resources, Inc.                           5,171                330,530
Eastern Platinum Ltd.                                  695,000(b,c)           959,366
Eurasian Natural Resources Corp., PLC                   18,357(c)             264,851
First Quantum Minerals Ltd.                              7,800(c,g)           593,322
Freeport-McMoRan Copper & Gold, Inc.                    56,815              4,851,434
Gold Fields Ltd., ADR                                   11,393(c)             173,971
Gujarat NRE Coke Ltd.                                   89,284(c)             122,681
Mechel, ADR                                             10,648(c)             265,135
Newmont Mining Corp.                                   137,400(g)           8,630,095
OneSteel Ltd.                                          249,780(c)             707,338
POSCO                                                      585(c)             264,789
Southern Copper Corp.                                    7,260                254,971
Sterlite Industries India Ltd.                          44,535(c)             165,396
Tata Steel Ltd.                                         23,790(c)             345,071
Teck Resources Ltd., Class B                            14,400(c)             592,704
Thompson Creek Metals Co., Inc.                         71,088(b,c)           766,371
Vale SA                                                 34,870(c)           1,077,650
Vale SA, ADR                                             8,569(c)             243,313
Worthington Industries, Inc.                             5,013                 75,345
                                                                      ---------------
Total                                                                      25,519,613
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Big Lots, Inc.                                           2,300(b)              76,475
Clicks Group Ltd.                                       36,900(c)             234,168
Dillard's, Inc., Class A                                15,207(g)             359,493
Dollar Tree, Inc.                                       14,500(b)             707,020
Family Dollar Stores, Inc.                             187,233              8,268,209
Golden Eagle Retail Group Ltd.                         107,000(c)             303,401
Macy's, Inc.                                            83,454              1,926,953
Ramayana Lestari Sentosa Tbk PT                        451,581(c)              44,119
                                                                      ---------------
Total                                                                      11,919,838
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.9%)
AGL Energy Ltd.                                         78,800(c)           1,231,511
Alliant Energy Corp.                                    17,700                643,395
Consolidated Edison, Inc.                                2,700                130,194
DTE Energy Co.                                           6,600                303,138
NSTAR                                                   16,600                653,210
OGE Energy Corp.                                        14,400                574,128
Public Service Enterprise Group, Inc.                  128,200              4,240,856


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MULTI-UTILITIES (CONT.)
RWE AG                                                  21,313(c)          $1,439,726
Xcel Energy, Inc.                                       15,800(g)             362,926
                                                                      ---------------
Total                                                                       9,579,084
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.3%)
Alpha Natural Resources, Inc.                           16,500(b)             678,975
Apache Corp.                                            93,256              9,116,706
AWE Ltd.                                               652,527(b,c,g)         977,535
Banpu PCL                                                4,400(c)             104,866
Bill Barrett Corp.                                       3,560(b)             128,160
BP PLC                                                 247,836(c)           1,665,430
Cairn India Ltd.                                        12,217(b,c)            91,070
Chevron Corp.                                          150,094(g,q)        12,165,118
China Shenhua Energy Co., Ltd., Series H                90,000(c)             372,356
Cimarex Energy Co.                                       6,931                458,694
Cloud Peak Energy, Inc.                                  4,200(b)              76,650
CNOOC Ltd.                                             151,000(c)             292,709
ConocoPhillips                                         191,151             10,977,801
CVR Energy, Inc.                                        29,579(b,g)           244,027
Exxon Mobil Corp.                                       96,075(g)           5,936,473
International Coal Group, Inc.                          64,700(b)             344,204
James River Coal Co.                                    19,400(b,g)           340,082
Japan Petroleum Exploration Co.                         21,700(c)             817,617
Knightsbridge Tankers Ltd.                               3,624(c)              68,494
Lukoil OAO, ADR                                         12,779(c)             725,847
Massey Energy Co.                                        8,853                274,620
Murphy Oil Corp.                                           600                 37,152
OGX Petroleo e Gas Participacoes SA                     36,700(b,c)           477,903
Patriot Coal Corp.                                       5,731(b)              65,391
Peabody Energy Corp.                                    18,000                882,180
Penn Virginia Corp.                                      2,743(g)              43,998
Petroleo Brasileiro SA, ADR                              6,700(c,g)           224,724
Petroleum Development Corp.                              5,942(b)             163,999
QEP Resources, Inc.                                      6,942                209,232
Rosneft Oil Co., GDR                                   150,410(c)           1,003,235
Royal Dutch Shell PLC, Series B                         49,313(c)           1,438,449
Southern Union Co.                                       1,800(g)              43,308
Stone Energy Corp.                                       3,925(b,g)            57,815
Sunoco, Inc.                                            18,200(g)             664,300
Swift Energy Co.                                         2,079(b,g)            58,378
Tambang Batubara Bukit Asam Tbk PT                      93,500(c)             204,220
Total SA                                                28,275(c)           1,457,282
VAALCO Energy, Inc.                                     24,500(b)             140,630
Valero Energy Corp.                                     44,800                784,448
W&T Offshore, Inc.                                      32,700(g)             346,620
Whiting Petroleum Corp.                                  2,607(b)             248,995
World Fuel Services Corp.                               15,239                396,366
Yanzhou Coal Mining Co., Ltd., ADR                         700(c,g)            17,059
Yanzhou Coal Mining Co., Ltd., Series H                520,000(c)           1,276,090
                                                                      ---------------
Total                                                                      56,099,208
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Clearwater Paper Corp.                                   4,737(b)             360,391
Domtar Corp.                                             5,400(c)             348,732
KapStone Paper and Packaging Corp.                       4,558(b)              55,334
Neenah Paper, Inc.                                       9,800                148,960
Schweitzer-Mauduit International, Inc.                   2,676                156,038
Svenska Cellulosa AB, Series B                          81,132(c)           1,234,436
                                                                      ---------------
Total                                                                       2,303,891
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Herbalife Ltd.                                          10,700(c)             645,745
Hypermarcas SA                                          24,700(b,c)           379,191
Inter Parfums, Inc.                                      6,400(g)             112,576
Nu Skin Enterprises, Inc., Class A                      14,088                405,734
                                                                      ---------------
Total                                                                       1,543,246
-------------------------------------------------------------------------------------

PHARMACEUTICALS (4.1%)
Abbott Laboratories                                    164,648              8,601,211
AstraZeneca PLC                                         10,049(c)             510,407
AstraZeneca PLC, ADR                                    32,047(c,g)         1,624,783


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
PHARMACEUTICALS (CONT.)
Eli Lilly & Co.                                        195,415             $7,138,509
Endo Pharmaceuticals Holdings, Inc.                     21,290(b)             707,680
Forest Laboratories, Inc.                               74,770(b)           2,312,636
Genomma Lab Internacional SA de CV                      91,160(b,c,g)         175,081
GlaxoSmithKline PLC                                     64,336(c)           1,267,786
Hi-Tech Pharmacal Co., Inc.                             12,800(b,g)           259,072
Impax Laboratories, Inc.                                16,384(b,g)           324,403
Johnson & Johnson                                      151,774(g,q)         9,403,916
Kalbe Farma Tbk PT                                     764,500(c)             218,919
Medicis Pharmaceutical Corp., Class A                   13,849(g)             410,623
Merck & Co., Inc.                                       86,734              3,192,679
Novartis AG                                             15,634(c)             896,850
Par Pharmaceutical Companies, Inc.                       5,790(b,g)           168,373
Perrigo Co.                                              4,746                304,788
Pharmstandard, GDR                                       4,500(b,c,d,g,j)      84,656
Questcor Pharmaceuticals, Inc.                           7,968(b,g)            79,043
Roche Holding AG                                        14,496(c)           1,980,417
Sanofi-Aventis SA                                       32,774(c)           2,183,775
Santen Pharmaceutical Co., Ltd.                         26,400(c)             914,369
Valeant Pharmaceuticals International, Inc.              9,439(c,g)           236,441
Viropharma, Inc.                                        27,156(b,g)           404,896
Warner Chilcott PLC, Class A                            25,600(c)             574,464
                                                                      ---------------
Total                                                                      43,975,777
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.7%)
Atkins WS PLC                                          100,263(c)           1,159,150
Dun & Bradstreet Corp.                                  80,300(g)           5,953,442
The Corporate Executive Board Co.                        2,800                 88,368
                                                                      ---------------
Total                                                                       7,200,960
-------------------------------------------------------------------------------------

REAL ESTATE (--%)
BGP Holdings PLC                                       581,000(b,c,j,r)             1
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.6%)
American Capital Agency Corp.                            9,431(g)             250,582
Annaly Capital Management, Inc.                         19,000                334,400
Anworth Mortgage Asset Corp.                            13,774                 98,209
Apartment Investment & Management Co., Class
 A                                                      68,067              1,455,272
Ashford Hospitality Trust, Inc.                         36,100(b)             326,705
Capstead Mortgage Corp.                                 19,418                211,074
CBL & Associates Properties, Inc.                       30,700(g)             400,942
Colonial Properties Trust                               22,400(g)             362,656
Entertainment Properties Trust                           1,792(g)              77,379
Equity Residential                                       7,900                375,803
General Growth Properties, Inc.                         15,300                238,680
Glimcher Realty Trust                                   53,600(g)             329,640
Hatteras Financial Corp.                                10,900(g)             310,323
Hospitality Properties Trust                            28,400                634,172
Invesco Mortgage Capital, Inc.                          15,200                327,104
Japan Retail Fund Investment Corp.                         952(c)           1,340,122
LaSalle Hotel Properties                                17,100(g)             399,969
Lexington Realty Trust                                  38,100(g)             272,796
Medical Properties Trust, Inc.                           9,765                 99,017
MFA Financial, Inc.                                     20,885                159,353
Nationwide Health Properties, Inc.                       4,500                174,015
One Liberty Properties, Inc.                            14,100(g)             224,331
Pennsylvania Real Estate Investment Trust                5,000(g)              59,300
Pennymac Mortgage Investment Trust                       5,000                 89,450
Piedmont Office Realty Trust, Inc., Class A             17,300(g)             327,143


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
PS Business Parks, Inc.                                  6,200               $350,734
Resource Capital Corp.                                  51,000                323,850
Saul Centers, Inc.                                       4,000                167,800
Simon Property Group, Inc.                              44,876              4,161,799
Sun Communities, Inc.                                    8,800(g)             270,160
Ventas, Inc.                                             4,400(g)             226,908
Vornado Realty Trust                                    31,198(g)           2,668,365
                                                                      ---------------
Total                                                                      17,048,053
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Ayala Land, Inc.                                       385,800(c)             154,848
CB Richard Ellis Group, Inc., Class A                    9,309(b)             170,169
China Vanke Co., Ltd., Series B                        124,896(c)             157,917
Hongkong Land Holdings Ltd.                            190,000(c)           1,179,899
Huaku Development Co., Ltd.                            483,377(c)           1,338,586
Jones Lang LaSalle, Inc.                                 1,950                168,227
SM Prime Holdings, Inc.                                619,500(c)             178,292
Swire Pacific Ltd., Series A                            55,500(c,g)           764,684
                                                                      ---------------
Total                                                                       4,112,622
-------------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Amerco, Inc.                                             4,200(b)             333,816
Globaltrans Investment PLC, GDR                         12,466(c,d,j)         188,112
Heartland Express, Inc.                                 17,300                257,251
Ryder System, Inc.                                      42,748(g)           1,828,332
Werner Enterprises, Inc.                                16,800(g)             344,232
                                                                      ---------------
Total                                                                       2,951,743
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices, Inc.                            67,600(b)             480,636
Alpha & Omega Semiconductor Ltd.                         5,700(b)              64,752
Altera Corp.                                            16,500(g)             497,640
Amkor Technology, Inc.                                  27,200(b)             178,704
Analog Devices, Inc.                                     8,400                263,592
Cabot Microelectronics Corp.                            11,000(b)             353,980
GT Solar International, Inc.                            40,700(b,g)           340,659
Intel Corp.                                            468,000              8,999,640
Macronix International                               1,114,000(c)             693,664
Marvell Technology Group Ltd.                            3,658(b,c)            64,052
MediaTek, Inc.                                          73,127(c)           1,027,749
Micrel, Inc.                                            34,000(g)             335,240
Omnivision Technologies, Inc.                            6,550(b,g)           150,912
Power Integrations, Inc.                                   526                 16,722
RF Micro Devices, Inc.                                  66,900(b)             410,766
Samsung Electronics Co., Ltd.                            2,683(c)           1,828,676
Samsung Electronics Co., Ltd., GDR                         427(c,j)           146,461
Taiwan Semiconductor Manufacturing Co., Ltd.           147,000(c)             291,779
Taiwan Semiconductor Manufacturing Co., Ltd.,
 ADR                                                    17,800(c)             180,492
Teradyne, Inc.                                           2,845(b,g)            31,693
Texas Instruments, Inc.                                354,425(g)           9,619,094
United Microelectronics Corp.                          241,000(c)             106,859
Xilinx, Inc.                                             2,100(g)              55,881
                                                                      ---------------
Total                                                                      26,139,643
-------------------------------------------------------------------------------------

SOFTWARE (1.8%)
ArcSight, Inc.                                           3,224(b)             140,437
Autonomy Corp. PLC                                      39,969(b,c)         1,138,262
BMC Software, Inc.                                       5,600(b)             226,688
CA, Inc.                                                 3,000                 63,360
Fair Isaac Corp.                                        11,300(g)             278,658
Intuit, Inc.                                            18,800(b)             823,628
Kingdee International Software Group Co.,
 Ltd.                                                  368,000(c)             172,173
Manhattan Associates, Inc.                              11,800(b,g)           346,330
Microsoft Corp.                                        582,672             14,269,638
Nintendo Co., Ltd.                                       3,400(c)             849,695
Quest Software, Inc.                                    16,500(b)             405,735


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
Renaissance Learning, Inc.                               9,700                $98,843
TIBCO Software, Inc.                                    12,722(b)             225,688
VirnetX Holding Corp.                                   20,700                303,876
                                                                      ---------------
Total                                                                      19,343,011
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Ace Hardware Indonesia Tbk PT                          703,000(c)             159,862
Advance Auto Parts, Inc.                                11,700                686,556
Aeropostale, Inc.                                       26,200(b)             609,150
AnnTaylor Stores Corp.                                   5,380(b)             108,891
Asbury Automotive Group, Inc.                            4,520(b)              63,596
AutoZone, Inc.                                           3,100(b)             709,621
Belle International Holdings Ltd.                      194,000(c)             389,565
Brown Shoe Co., Inc.                                     3,755                 43,070
DSW, Inc., Class A                                       9,426(b,g)           270,526
EDION Corp.                                             71,000(c)             521,421
GAME Group PLC                                         708,384(c)             734,402
GameStop Corp., Class A                                103,653(b,g)         2,043,001
Home Product Center PLC                                752,510(c)             274,002
Jo-Ann Stores, Inc.                                      6,214(b,g)           276,834
JOS A Bank Clothiers, Inc.                               4,086(b,g)           174,104
Limited Brands, Inc.                                   320,702              8,588,400
PetSmart, Inc.                                          18,572(g)             650,020
Rent-A-Center, Inc.                                     17,296                387,084
Ross Stores, Inc.                                       50,100              2,736,462
The Cato Corp., Class A                                 13,396                358,477
The Childrens Place Retail Stores, Inc.                  7,654(b)             373,286
The Finish Line, Inc., Class A                          22,902(g)             318,567
The Gap, Inc.                                           42,325                788,938
The Men's Wearhouse, Inc.                                8,395                199,717
TJX Companies, Inc.                                     13,686                610,806
USS Co., Ltd.                                           16,400(c)           1,224,057
Yamada Denki Co., Ltd.                                  11,450(c)             710,567
                                                                      ---------------
Total                                                                      24,010,982
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Adidas AG                                               21,750(c)           1,346,488
China Lilang Ltd.                                      127,140(c)             213,028
Coach, Inc.                                            103,969(g)           4,466,508
Deckers Outdoor Corp.                                    8,648(b)             432,054
Jones Apparel Group, Inc.                                8,204                161,127
LG Fashion Corp.                                        41,657(c)           1,242,402
Maidenform Brands, Inc.                                  4,900(b)             141,365
NIKE, Inc., Class B                                     36,479(g)           2,923,427
Polo Ralph Lauren Corp.                                  4,146                372,560
Quiksilver, Inc.                                        50,400(b)             197,064
Skechers U.S.A., Inc., Class A                           3,410(b)              80,101
The Timberland Co., Class A                             10,600(b)             209,986
The Warnaco Group, Inc.                                  3,518(b)             179,875
Titan Industries Ltd.                                    3,035(c)             221,105
Trinity Ltd.                                           216,000(c)             211,303
True Religion Apparel, Inc.                              2,248(b,g)            47,972
VF Corp.                                                 2,466                199,795
Youngone Corp.                                          78,400(c)             676,028
                                                                      ---------------
Total                                                                      13,322,188
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (--%)
Astoria Financial Corp.                                  4,165(g)              56,769
Federal Agricultural Mortgage Corp., Class C             8,200(g)              88,724
Flushing Financial Corp.                                 6,900                 79,764
Provident Financial Services, Inc.                       9,800                121,128
                                                                      ---------------
Total                                                                         346,385
-------------------------------------------------------------------------------------

TOBACCO (1.7%)
Altria Group, Inc.                                     141,097(g)           3,389,150
Gudang Garam Tbk PT                                     54,500(c)             315,800
ITC Ltd.                                                52,301(c)             207,505
Lorillard, Inc.                                         24,900              1,999,719
Philip Morris International, Inc.                      205,343             11,503,315
Universal Corp.                                          3,521                141,157
                                                                      ---------------
Total                                                                      17,556,646
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial Technologies, Inc.                   12,500(g)            $382,500
H&E Equipment Services, Inc.                             8,893(b)              70,877
ITOCHU Corp.                                           110,700(c)           1,013,236
Kloeckner & Co., SE                                     28,614(b,c)           643,851
Mitsui & Co., Ltd.                                      69,100(c)           1,028,181
TAL International Group, Inc.                            9,400(g)             227,668
United Rentals, Inc.                                    25,062(b)             371,920
WW Grainger, Inc.                                        6,100                726,571
                                                                      ---------------
Total                                                                       4,464,804
-------------------------------------------------------------------------------------

WATER UTILITIES (--%)
Manila Water Co., Inc.                                 307,400(c)             133,055
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Advanced Information Service                           176,300(c)             554,403
America Movil SAB de CV, Series L, ADR                   7,562(c)             403,281
Freenet AG                                             117,369(c)           1,380,720
Millicom International Cellular SA                       1,200(c)             115,140
Mobile Telesystems OJSC, ADR                            20,145(c)             427,678
MTN Group Ltd.                                           7,418(c)             134,195
NII Holdings, Inc.                                       3,605(b)             148,166
NTT DoCoMo, Inc.                                           400(c,g)           666,108
Shenandoah Telecommunications Co.                        1,200                 21,804
Softbank Corp.                                          47,600(c,g)         1,557,392
Telephone & Data Systems, Inc.                          19,679                645,471
United States Cellular Corp.                             8,400(b,g)           386,148
USA Mobility, Inc.                                      20,512                328,807
Vivo Participacoes SA, ADR                              23,493(c)             638,305
Vodafone Group PLC                                     225,977(c)             557,650
                                                                      ---------------
Total                                                                       7,965,268
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $663,158,669)                                                     $691,412,006
-------------------------------------------------------------------------------------



PREFERRED STOCKS (0.6%)
ISSUER                                                 SHARES                VALUE(a)
BANKING (0.2%)
Bank of America Corp. 7.250% Convertible                   400               $392,500
Citigroup, Inc.
 7.500% Convertible                                      4,200                497,742
Fifth Third Bancorp 8.500% Convertible                   1,400                180,054
UBS AG
 6.750% Convertible                                      2,800(c)              77,700
                                                                      ---------------
Total                                                                       1,147,996
-------------------------------------------------------------------------------------

ELECTRIC (--%)
Great Plains Energy, Inc. 12.000% Convertible            2,400                151,944
PPL Corp.
 9.500% Convertible                                      3,500(g)             199,662
                                                                      ---------------
Total                                                                         351,606
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (--%)
Cia Brasileira de Distribuicao Grupo Pao de
 Acucar, Series A                                        5,070(c)             174,227
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (--%)
2009 Dole Food Automatic Common Exchange
 Security Trust
 7.000% Convertible                                     19,600(d,j)           186,506
Archer-Daniels-Midland Co.
 6.250% Convertible                                      4,200(g)             173,628
                                                                      ---------------
Total                                                                         360,134
-------------------------------------------------------------------------------------

GAS PIPELINES (--%)
El Pasco Corp.
 4.990% Convertible                                        190                218,880
-------------------------------------------------------------------------------------

HEALTH CARE (--%)
Omnicare Captial Trust II 4.000% Convertible             2,600                 97,175
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.2%)
Henkel AG & Co. KGaA                                    25,958(c)           1,394,309
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (--%)
Apache Corp.
 6.000% Convertible                                      3,700(b)             215,294
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

PREFERRED STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

METALS (--%)
AngloGold Ashanti Ltd. 6.000% Convertible                1,800(c)             $95,769
-------------------------------------------------------------------------------------

METALS & MINING (--%)
Usinas Siderurgicas de Minas Gerais SA,
 Series A                                                7,820(c)             104,883
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (--%)
American International Group, Inc.
 8.500% Convertible                                     20,800                178,672
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.2%)
Petroleo Brasileiro SA                                  81,810(c)           1,324,635
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (--%)
Ford Motor Co. Captial Trust II
 6.500% Convertible                                     10,400                498,264
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Suzano Papel e Celulose SA                              16,060(c)             151,673
-------------------------------------------------------------------------------------

REITS (--%)
Alexandria Real Estate Equities, Inc.
 7.000% Convertible                                      4,200                 98,280
-------------------------------------------------------------------------------------

TECHNOLOGY (--%)
Samsung Electronics Co., Ltd.                              220(c)             107,491
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $6,330,573)                                                         $6,519,288
-------------------------------------------------------------------------------------



RIGHTS (--%)
ISSUER                                                 SHARES                VALUE(a)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS
Young Fast Optoelectronics Co., Ltd.                       765(b,c)            $1,665
-------------------------------------------------------------------------------------
TOTAL RIGHTS
(Cost: $--)                                                                    $1,665
-------------------------------------------------------------------------------------



WARRANTS (--%)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS
Unione di Banche Italiane SCPA                           2,728(b,c,j)             $34
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $781)                                                                      $34
-------------------------------------------------------------------------------------



EXCHANGE-TRADED FUNDS (0.1%)
                                                       SHARES                VALUE(a)
iShares MSCI EAFE Index Fund                            15,551               $854,061
-------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS
(Cost: $834,523)                                                             $854,061
-------------------------------------------------------------------------------------




BONDS (31.1%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.4%)(C)
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured
 06-10-19                            6.500%              $400,000(d)         $458,616
Ecopetrol SA
 Senior Unsecured
 07-23-19                            7.625                350,000             423,500
Empresa Nacional del Petroleo
 Senior Unsecured
 07-08-19                            6.250                300,000(d)          332,546
Kreditanstalt fuer Wiederaufbau
 (JPY) Government Guaranteed
 01-20-14                            1.350              5,000,000              61,901
Pemex Project Funding Master Trust
 03-01-18                            5.750                250,000             273,983
 01-21-21                            5.500                400,000(d)          425,280
 06-15-35                            6.625                825,000             901,255
Petrobras International Finance Co.
 01-20-20                            5.750                450,000             498,170
Petroleos de Venezuela SA
 04-12-17                            5.250                800,000             464,000
                                                                      ---------------
Total                                                                       3,839,251
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

FOREIGN LOCAL GOVERNMENT (0.1%)(c)
New South Wales Treasury Corp.
 (AUD) Local Government Guaranteed
 05-01-12                            6.000%             1,280,000          $1,254,790
-------------------------------------------------------------------------------------

SOVEREIGN (1.0%)(c)
Argentina Bonos
 Senior Unsecured
 09-12-13                            7.000        $       500,000            $471,374
 10-03-15                            7.000                300,000             266,700
Brazilian Government International Bond
 Senior Unsecured
 01-15-19                            5.875                350,000             410,375
Bundesrepublik Deutschland
 (EUR)
 01-04-18                            4.000                750,000           1,160,898
Colombia Government International Bond
 09-18-37                            7.375                400,000             527,000
Colombia Government International Bond
 Senior Unsecured
 03-18-19                            7.375                300,000             379,500
Dominican Republic International Bond
 Senior Unsecured
 05-06-21                            7.500                300,000(d)          337,500
El Salvador Government International Bond
 06-15-35                            7.650                300,000(d)          326,250
Indonesia Government International Bond
 Senior Unsecured
 10-12-35                            8.500                500,000(d)          728,750
Perusahaan Penerbit SBSN
 Senior Unsecured
 04-23-14                            8.800                500,000(d)          600,246
Peruvian Government International Bond
 Senior Unsecured
 07-21-25                            7.350                400,000             519,000
 03-14-37                            6.550                400,000             485,000
Philippine Government International Bond
 Senior Unsecured
 06-17-19                            8.375                230,000             306,188
 01-20-20                            6.500                300,000(g)          358,500
Republic of Argentina
 04-17-17                            7.000                250,000             213,000
Russian Foreign Bond -- Eurobond
 03-31-30                            7.500                574,080(d)          687,713
Russian Foreign Bond -- Eurobond
 Senior Unsecured
 04-29-20                            5.000                300,000(d)          312,000
Turkey Government International Bond
 Senior Unsecured
 07-14-17                            7.500                100,000             121,250
 06-05-20                            7.000                650,000             778,375
 03-30-21                            5.625                250,000             272,500
 03-17-36                            6.875                500,000             581,250
Uruguay Government International Bond
 Senior Unsecured
 03-21-36                            7.625                200,000             258,000
Venezuela Government International Bond
 Senior Unsecured
 05-07-23                            9.000              1,230,000(d,g)        833,325
                                                                      ---------------
Total                                                                      10,934,694
-------------------------------------------------------------------------------------

SUPRANATIONAL (0.1%)(c)
European Investment Bank
 (JPY) Senior Unsecured
 06-20-17                            1.400             42,100,000             532,093
 01-18-27                            2.150              2,500,000              32,382
                                                                      ---------------
Total                                                                         564,475
-------------------------------------------------------------------------------------

TREASURY (0.5%)(c)
Brazil Notas do Tesouro Nacional
 (BRL)
 01-01-13                           10.000                148,000             864,905
Canadian Government Bond
 (CAD)
 06-01-18                            4.250              1,350,000           1,471,575
Indonesia Treasury Bond
 (IDR) Senior Unsecured
 09-15-19                           11.500          3,500,000,000             491,292
Mexican Bonos
 (MXN)
 12-14-17                            7.750              5,700,000             498,602
Norway Government Bond
 (NOK)
 05-15-13                            6.500              1,870,000             350,737
Poland Government Bond
 (PLN)
 10-25-17                            5.250                970,000             333,200


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TREASURY (CONT.)
Sweden Government Bond
 (SEK)
 05-05-14                            6.750%             2,600,000            $451,093
United Kingdom Gilt
 (GBP)
 03-07-18                            5.000                380,000             696,772
                                                                      ---------------
Total                                                                       5,158,176
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (4.5%)
Federal National Mortgage Association
 10-15-15                            4.375        $     5,115,000(g)       $5,801,269
 10-26-15                            1.625              1,466,000           1,465,418
Federal National Mortgage Association
 08-20-13                            1.250              1,000,000           1,011,700
U.S. Treasury
 07-31-12                            0.625              2,825,000(g)        2,836,809
 04-30-15                            2.500              3,320,000(g)        3,519,718
 06-30-15                            1.875                350,000             360,664
 02-15-20                            3.625              1,305,000(g)        1,431,320
 05-15-20                            3.500              1,024,000(g)        1,111,521
 08-15-20                            2.625                830,000(g)          837,781
 02-15-40                            4.625              1,720,000           2,009,713
 05-15-40                            4.375                 15,000              16,847
U.S. Treasury Inflation-Indexed Bond
 04-15-12                            2.000              2,309,853(i)        2,389,999
 01-15-14                            2.000              1,958,584(i)        2,100,599
 04-15-14                            1.250              2,482,613(g,i)      2,612,005
 01-15-15                            1.625              3,425,220(i)        3,660,469
 04-15-15                            0.500              1,005,990(i)        1,033,183
 01-15-17                            2.375              3,735,028(i)        4,210,117
 07-15-20                            1.250              1,994,302(i)        2,092,636
 01-15-26                            2.000              5,492,050(i,q)      6,039,162
 01-15-27                            2.375                432,420(i)          499,146
 02-15-40                            2.125              1,099,429(i)        1,228,538
                                                                      ---------------
Total                                                                      46,268,614
-------------------------------------------------------------------------------------

ASSET-BACKED (0.2%)
AmeriCredit Automobile Receivables Trust
 Series 2007-AX Class A4 (XLCA)
 10-06-13                            0.297                248,660(l,n)        247,891
BA Credit Card Trust
 Series 2008-A1 Class A1
 04-15-13                            0.837              1,100,000(n)        1,100,605
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-2 Class AIO
 08-25-11                           10.040                800,000(m)           35,112
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-3 Class AIO
 01-25-12                            5.880              1,500,000(m)          112,476
Santander Drive Auto Receivables Trust
 Series 2007-1 Class A4 (FGIC)
 09-15-14                            0.307                613,624(l,n)        609,685
Sierra Receivables Funding Co.
 Series 2010-2A Class A
 11-20-25                            3.840                308,546(d)          311,769
Triad Auto Receivables Owner Trust
 Series 2007-B Class A3A (AGM)
 10-12-12                            5.240                126,559(l)          128,331
                                                                      ---------------
Total                                                                       2,545,869
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (0.7%)(f)
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1 Class ASB
 07-15-44                            5.396                175,000             188,494
Commercial Mortgage Pass-Through Certificates
 Series 2004-LB3A Class A3
 07-10-37                            5.090                331,000             338,359
Commercial Mortgage Pass-Through Certificates
 Series 2004-LB3A Class A4
 07-10-37                            5.234                450,000             468,521
Commercial Mortgage Pass-Through Certificates
 Series 2006-CN2A Class BFL
 02-05-19                            0.567                175,000(d,n)        154,694
Federal National Mortgage Association #735029
 09-01-13                            5.321                341,444             358,331
GE Capital Commercial Mortgage Corp.
 Series 2005-C1 Class A5
 06-10-48                            4.772                400,000             426,979
General Electric Capital Assurance Co.
 Series 2003-1 Class A4
 05-12-35                            5.254                295,669(d)          318,216
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A5
 06-10-36                            4.883                200,000             203,575


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mortgage Securities Corp. II
 Series 2007-EOP Class J
 03-06-20                            1.107%       $       950,000(d,n)       $822,368
GS Mortgage Securities Corp. II
 Series 2007-GG10 Class F
 08-10-45                            6.002                625,000              83,325
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-LN1 Class A1
 10-15-37                            4.134                177,634             185,138
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A1
 03-12-39                            3.972                 62,805              64,699
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A2
 03-12-39                            4.767                750,000             798,091
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2004-C2 Class A2
 05-15-41                            5.279                305,995             320,214
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2004-CBX Class A3
 01-12-37                            4.184                 92,290              92,272
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2006-LDP6 Class ASB
 04-15-43                            5.490                575,000             616,797
LB-UBS Commercial Mortgage Trust
 Series 2004-C2 Class A3
 03-15-29                            3.973                250,000             255,320
LB-UBS Commercial Mortgage Trust
 Series 2005-C1 Class A4
 02-15-30                            4.742                325,000             345,641
Morgan Stanley Capital I
 Series 2004-HQ4 Class A5
 04-14-40                            4.590                950,000             956,564
Morgan Stanley Capital I
 Series 2006-T23 Class AAB
 08-12-41                            5.968                350,000             384,196
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C24 Class APB
 03-15-45                            5.576                350,000             376,226
                                                                      ---------------
Total                                                                       7,758,020
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (2.4%)(f)
Countrywide Alternative Loan Trust
 CMO Series 2005-14 Class 2A2
 05-25-35                            0.506                522,348(n)          290,517
Countrywide Home Loan Mortgage Pass-Through Trust
 CMO Series 2005-R2 Class 2A1
 06-25-35                            7.000                268,157(d)          269,463
Federal Home Loan Mortgage Corp.
 10-01-40                            6.000              1,000,000(e)        1,072,031
Federal Home Loan Mortgage Corp. #B13193
 04-01-19                            5.500                224,718             243,116
Federal Home Loan Mortgage Corp. #B15214
 06-01-19                            5.000              1,169,271           1,248,718
Federal Home Loan Mortgage Corp. #B16408
 09-01-19                            5.500                879,436             951,822
Federal Home Loan Mortgage Corp. #C53878
 12-01-30                            5.500                467,222             500,463
Federal Home Loan Mortgage Corp. #G12141
 09-01-20                            4.500                467,047             495,416
Federal National Mortgage Association
 10-01-40                            4.000              1,000,000(e)        1,027,812
 10-01-40                            4.500              2,500,000(e)        2,603,125
Federal National Mortgage Association #190353
 08-01-34                            5.000                235,052             249,058
Federal National Mortgage Association #254684
 03-01-18                            5.000                650,923             694,694
Federal National Mortgage Association #254800
 07-01-23                            5.500                695,358             748,906
Federal National Mortgage Association #545874
 08-01-32                            6.500                526,851             594,932
Federal National Mortgage Association #555528
 04-01-33                            6.000              1,019,485           1,120,555
Federal National Mortgage Association #598558
 08-01-16                            6.000                173,806             188,862
Federal National Mortgage Association #661185
 06-01-17                            7.000                144,676             157,995
Federal National Mortgage Association #668824
 08-01-32                            6.500                745,880             832,259
Federal National Mortgage Association #670387
 08-01-32                            7.000                 56,897              64,591
Federal National Mortgage Association #671054
 01-01-33                            7.000                684,119             776,496
Federal National Mortgage Association #725232
 03-01-34                            5.000                946,142           1,004,593


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal National Mortgage Association #725424
 04-01-34                            5.500%       $     2,035,330          $2,186,828
Federal National Mortgage Association #730153
 08-01-33                            5.500                573,349             616,026
Federal National Mortgage Association #735224
 02-01-35                            5.500              1,742,616           1,872,327
Federal National Mortgage Association #743579
 11-01-33                            5.500                681,386             732,105
Federal National Mortgage Association #785506
 06-01-34                            5.000              1,698,555           1,799,773
Federal National Mortgage Association #786151
 07-01-19                            5.500              1,675,155           1,820,391
Federal National Mortgage Association #791447
 10-01-34                            6.000                686,868             751,198
Federal National Mortgage Association #995097
 10-01-37                            6.500                636,452             697,032
Federal National Mortgage Association
 CMO I.O. Series 2009-87 Class NS
 11-25-39                           14.070                183,552(m)           24,304
                                                                      ---------------
Total                                                                      25,635,408
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
Alliant Techsystems, Inc.
 08-15-24                            3.000                160,000             182,600
Oshkosh Corp.
 03-01-20                            8.500                 10,000              10,825
                                                                      ---------------
Total                                                                         193,425
-------------------------------------------------------------------------------------

AIRLINES (--%)
United Continental Holdings, Inc.
 06-30-21                            4.500                290,000             291,160
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.1%)
BorgWarner, Inc.
 Senior Unsecured
 04-15-12                            3.500                100,000             166,500
Ford Motor Co.
 Senior Unsecured Convertible
 11-15-16                            4.250                130,000             193,653
Lear Corp.
 03-15-20                            8.125                375,000             399,375
Navistar International Corp.
 Senior Subordinated Notes
 10-15-14                            3.000                250,000             280,938
Tenneco, Inc.
 Senior Notes
 08-15-18                            7.750                 63,000(d)           65,205
TRW Automotive, Inc.
 12-01-15                            3.500                140,000(d)          220,150
                                                                      ---------------
Total                                                                       1,325,821
-------------------------------------------------------------------------------------

BANKING (3.4%)
Bank of America Corp.
 Senior Unsecured
 07-01-20                            5.625              6,750,000           7,137,080
Citigroup, Inc.
 08-09-20                            5.375              6,040,000(g)        6,249,177
HSBC Holdings PLC Subordinated Notes
 06-01-38                            6.800              2,000,000(c)        2,319,682
JPMorgan Chase & Co.
 Senior Unsecured
 07-22-20                            4.400              5,975,000           6,124,435
Morgan Stanley
 Senior Unsecured
 07-24-20                            5.500              5,055,000           5,207,752
Santander U.S. Debt SA Unipersonal
 10-07-15                            3.781              1,500,000(c,d,e)    1,499,848
The Goldman Sachs Group, Inc.
 Senior Unsecured
 03-15-20                            5.375              6,000,000           6,324,072
The Royal Bank of Scotland PLC
 09-21-15                            3.950              1,200,000(c)        1,213,113
                                                                      ---------------
Total                                                                      36,075,159
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
E*Trade Financial Corp.
 Senior Unsecured
 09-15-13                            7.375                305,000             298,138
E*Trade Financial Corp.
 Senior Unsecured Pay-in-kind
 11-30-17                           12.500                 30,000(k)           34,200
Janus Capital Group, Inc.
 Senior Unsecured
 07-15-14                            3.250                130,000             148,200


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
BROKERAGE (CONT.)
Knight Capital Group, Inc.
 Senior Subordinated Notes
 03-15-15                            3.500%       $       200,000(d)         $183,625
                                                                      ---------------
Total                                                                         664,163
-------------------------------------------------------------------------------------

BUILDING MATERIALS (--%)
Cemex SAB de CV Subordinated Notes
 03-15-15                            4.875                200,000(c,d)        192,500
-------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Celanese U.S. Holdings LLC
 10-15-18                            6.625                 15,000(d)           15,300
Hexion U.S. Finance Corp./Nova Scotia ULC
 Senior Secured
 02-01-18                            8.875                580,000             568,400
Ineos Finance PLC
 Senior Secured
 05-15-15                            9.000                230,000(c,d)        240,350
Lyondell Chemical Co.
 Senior Secured
 11-01-17                            8.000                369,000(d)          402,671
Lyondell Chemical Co.
 Senior Secured
 05-01-18                           11.000                 13,000              14,381
MacDermid, Inc.
 Senior Subordinated Notes
 04-15-17                            9.500                315,000(d)          329,175
The Dow Chemical Co.
 Senior Unsecured
 05-15-19                            8.550              3,500,000           4,419,416
                                                                      ---------------
Total                                                                       5,989,693
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.2%)
Case New Holland, Inc.
 Senior Notes
 12-01-17                            7.875                545,000(d)          596,775
Terex Corp.
 Senior Subordinated Notes
 11-15-17                            8.000                200,000             200,250
The Manitowoc Co., Inc.
 02-15-18                            9.500                250,000(g)          258,750
Trinity Industries, Inc.
 Subordinated Notes
 06-01-36                            3.875                220,000             199,100
United Rentals North America, Inc.
 06-15-16                           10.875              1,000,000           1,128,750
                                                                      ---------------
Total                                                                       2,383,625
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.1%)
Coinstar, Inc.
 Senior Unsecured
 09-01-14                            4.000                100,000             129,750
West Corp.
 10-15-14                            9.500                385,000             402,806
                                                                      ---------------
Total                                                                         532,556
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
AAC Group Holding Corp.
 Senior Discount Notes
 10-01-12                           10.250                850,000(d)          837,250
Central Garden and Pet Co.
 03-01-18                            8.250                240,000             244,800
Jarden Corp.
 05-01-16                            8.000              1,000,000           1,065,000
NBTY, Inc.
 10-01-18                            9.000                 20,000(d,e)         21,000
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                            9.500                195,000(d)          211,575
Visant Corp.
 Senior Notes
 10-01-17                           10.000                130,000(d)          136,175
                                                                      ---------------
Total                                                                       2,515,800
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
Allergan, Inc.
 Senior Unsecured
 04-01-26                            1.500                120,000(g)          137,100
Amsted Industries, Inc.
 Senior Notes
 03-15-18                            8.125                225,000(d)          235,124
Barnes Group, Inc.
 Senior Subordinated Notes
 08-01-25                            3.750                170,000             174,250
Pinafore LLC/Inc.
 Senior Secured
 10-01-18                            9.000                 25,000(d)           26,188


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
DIVERSIFIED MANUFACTURING (CONT.)
SPX Corp.
 09-01-17                            6.875%       $        76,000(d)          $80,560
Sterlite Industries India Ltd.
 Senior Unsecured
 10-30-14                            4.000                210,000(c)          203,438
Textron, Inc.
 Senior Unsecured
 05-01-13                            4.500                100,000             170,500
                                                                      ---------------
Total                                                                       1,027,160
-------------------------------------------------------------------------------------

ELECTRIC (2.9%)
CMS Energy Corp.
 Senior Unsecured
 09-30-15                            4.250              2,000,000           2,015,000
 06-15-29                            5.500                170,000             228,013
Dominion Resources, Inc.
 Senior Unsecured
 08-01-33                            5.250                540,000             620,092
DTE Energy Co.
 Senior Unsecured
 05-15-14                            7.625              3,800,000           4,518,001
Dynegy Holdings, Inc.
 Senior Unsecured
 06-01-15                            7.500                 85,000              66,938
Energy Future Intermediate Holding Co. LLC/Finance, Inc.
 Senior Secured
 12-01-20                           10.000                180,000             178,635
Indiana Michigan Power Co.
 Senior Unsecured
 03-15-37                            6.050              1,543,000           1,709,360
Majapahit Holding BV
 08-07-19                            8.000                200,000(c,d)        242,000
 01-20-20                            7.750                200,000(c,d)        240,557
Nevada Power Co.
 05-15-18                            6.500              4,000,000           4,820,167
Nisource Finance Corp.
 09-15-20                            5.450              3,770,000           4,086,080
NRG Energy, Inc.
 01-15-17                            7.375              1,000,000           1,025,000
Power Sector Assets & Liabilities Management Corp.
 Government Guaranteed
 05-27-19                            7.250                400,000(c,d)        484,000
Progress Energy, Inc.
 Senior Unsecured
 12-01-39                            6.000              2,500,000           2,865,231
Sierra Pacific Power Co.
 05-15-16                            6.000              1,780,000           2,078,134
The Toledo Edison Co.
 Senior Secured
 05-15-37                            6.150              2,750,000           3,052,580
TransAlta Corp.
 Senior Unsecured
 01-15-15                            4.750              1,000,000(c)        1,083,246
 03-15-40                            6.500              1,450,000(c)        1,573,350
                                                                      ---------------
Total                                                                      30,886,384
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.3%)
AMC Entertainment, Inc.
 Senior Unsecured
 06-01-19                            8.750                150,000             158,063
Take-Two Interactive Software, Inc.
 Senior Notes
 06-01-14                            4.375                100,000             118,000
Time Warner, Inc.
 07-15-40                            6.100              2,400,000           2,584,375
                                                                      ---------------
Total                                                                       2,860,438
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Covanta Holding Corp.
 Senior Unsecured
 06-01-14                            3.250                130,000             146,088
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.2%)
Anheuser-Busch InBev Worldwide, Inc.
 11-15-14                            5.375              1,500,000(d)        1,683,672
Cott Beverages USA, Inc.
 09-01-18                            8.125                 54,000(d)           57,173
Kraft Foods, Inc.
 Senior Unsecured
 02-19-14                            6.750                345,000             401,021
 02-01-18                            6.125              4,900,000           5,777,124
MHP SA
 04-29-15                           10.250                200,000(c,d)        210,335
Michael Foods, Inc.
 Senior Notes
 07-15-18                            9.750                175,000(d)          187,250


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
40  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Pinnacle Foods Finance LLC/Corp.
 04-01-15                            9.250%       $     1,000,000          $1,040,000
SABMiller PLC
 Senior Unsecured
 01-15-14                            5.700              2,420,000(c,d)      2,714,303
Smithfield Foods, Inc.
 Senior Unsecured
 06-30-13                            4.000                140,000             147,700
                                                                      ---------------
Total                                                                      12,218,578
-------------------------------------------------------------------------------------

GAMING (0.1%)
Boyd Gaming Corp.
 Senior Subordinated Notes
 02-01-16                            7.125                139,000             116,239
Harrah's Operating Co., Inc.
 Senior Secured
 12-15-18                           10.000                185,000             147,769
MGM Resorts International
 04-15-15                            4.250                270,000(d)          248,738
MGM Resorts International
 Senior Unsecured
 03-01-18                           11.375                600,000(g)          571,499
Pinnacle Entertainment, Inc.
 05-15-20                            8.750                360,000             354,600
                                                                      ---------------
Total                                                                       1,438,845
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (--%)
Energy Transfer Equity LP
 10-15-20                            7.500                270,000             284,175
-------------------------------------------------------------------------------------

GAS PIPELINES (1.2%)
AK Transneft OJSC Via TransCapitalInvest Ltd.
 Senior Unsecured
 08-07-18                            8.700                400,000(c,d)        492,425
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                            7.750              1,417,000           1,452,343
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                            6.800              1,082,000           1,275,050
El Paso Corp.
 Senior Unsecured
 02-15-16                            8.250                450,000             499,500
Northwest Pipeline GP
 Senior Unsecured
 04-15-17                            5.950              1,375,000           1,572,906
Southern Natural Gas Co.
 Senior Unsecured
 04-01-17                            5.900              5,200,000(d)        5,707,738
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 04-15-16                            6.400              1,750,000           2,045,451
                                                                      ---------------
Total                                                                      13,045,413
-------------------------------------------------------------------------------------

HEALTH CARE (0.5%)
Alere, Inc.
 Senior Subordinated Notes
 05-15-16                            3.000                310,000             294,113
Apria Healthcare Group, Inc.
 Senior Secured
 11-01-14                           12.375                125,000             139,063
Biomet, Inc.
 Pay-in-kind
 10-15-17                           10.375                160,000(k)          177,600
Charles River Laboratories International, Inc.
 Senior Unsecured
 06-15-13                            2.250                140,000             137,025
Fisher Scientific International, Inc.
 03-01-24                            3.250                220,000             276,100
Gilead Sciences, Inc.
 Senior Notes
 05-01-16                            1.625                450,000(d)          460,673
HCA, Inc.
 Secured Pay-in-kind
 11-15-16                            9.625              1,000,000(k)        1,084,999
Healthsouth Corp.
 02-15-20                            8.125                300,000             312,000
inVentiv Health, Inc.
 08-15-18                           10.000                190,000(d)          189,525
Life Technologies Corp.
 Senior Unsecured
 06-15-25                            3.250                410,000(g)          456,638
LifePoint Hospitals, Inc.
 10-01-20                            6.625                 60,000(d)           61,200


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Lincare Holdings, Inc.
 Senior Unsecured
 11-01-37                            2.750%       $       140,000            $146,825
Multiplan, Inc.
 09-01-18                            9.875                228,000(d)          237,690
Omnicare, Inc.
 06-01-20                            7.750                105,000             107,363
 12-15-35                            3.250                120,000             103,200
Radiation Therapy Services, Inc.
 Senior Subordinated Notes
 04-15-17                            9.875                115,000(d)          113,563
Select Medical Corp.
 02-01-15                            7.625                449,000             438,336
Tenet Healthcare Corp.
 Senior Unsecured
 08-01-20                            8.000                175,000(d,g)        174,125
Vanguard Health Holding Co. II LLC/Inc.
 02-01-18                            8.000                175,000             177,625
                                                                      ---------------
Total                                                                       5,087,663
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.2%)
UnitedHealth Group, Inc.
 Senior Unsecured
 02-15-18                            6.000              1,800,000           2,101,208
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.1%)
DR Horton, Inc.
 05-15-14                            2.000                100,000             109,750
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                           10.625                910,000             911,138
Lennar Corp.
 Senior Unsecured
 12-01-20                            2.000                110,000(d)          103,367
                                                                      ---------------
Total                                                                       1,124,255
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.4%)
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                            5.950              2,250,000           2,456,840
Brigham Exploration Co.
 10-01-18                            8.750                 50,000(d)           51,375
Chesapeake Energy Corp.
 08-15-20                            6.625                430,000             449,350
 11-15-35                            2.750                200,000             189,750
Comstock Resources, Inc.
 10-15-17                            8.375                175,000             179,375
Concho Resources, Inc.
 10-01-17                            8.625                170,000             180,200
Continental Resources, Inc.
 04-01-21                            7.125                290,000(d)          299,425
EXCO Resources, Inc.
 09-15-18                            7.500                280,000             277,550
Forest Oil Corp.
 06-15-19                            7.250                445,000             455,013
Newpark Resources, Inc.
 Senior Unsecured
 10-01-17                            4.000                 50,000(e)           52,580
Nexen, Inc.
 Senior Unsecured
 05-15-17                            5.650              1,500,000(c)        1,700,448
Petrohawk Energy Corp.
 06-01-15                            7.875              1,000,000           1,047,500
 08-15-18                            7.250                 95,000(d)           96,900
QEP Resources, Inc.
 Senior Unsecured
 03-01-21                            6.875                140,000             151,550
Quicksilver Resources, Inc.
 08-01-15                            8.250              1,000,000           1,057,500
Range Resources Corp.
 05-15-19                            8.000              1,000,000           1,092,500
 08-01-20                            6.750                120,000             123,900
Woodside Finance Ltd.
 11-10-14                            4.500              4,250,000(c,d)      4,557,995
                                                                      ---------------
Total                                                                      14,419,751
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Suncor Energy, Inc.
 Senior Unsecured
 06-01-18                            6.100              1,500,000(c)        1,755,786
-------------------------------------------------------------------------------------

LIFE INSURANCE (--%)
ING Groep NV
 Subordinated Notes
 12-31-49                            5.775                335,000(c,n)        300,663
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
42  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

LODGING (0.1%)
Wyndham Worldwide Corp.
 Senior Unsecured
 02-01-18                            5.750%       $        26,000             $26,082
 03-01-20                            7.375                500,000             531,250
                                                                      ---------------
Total                                                                         557,332
-------------------------------------------------------------------------------------

MEDIA CABLE (1.4%)
CCO Holdings LLC/Capital Corp.
 04-30-20                            8.125                280,000(d)          296,800
Comcast Corp.
 03-01-40                            6.400              2,965,000           3,296,588
CSC Holdings LLC
 Senior Unsecured
 04-15-14                            8.500              1,000,000           1,101,250
DIRECTV Holdings LLC / Financing Co., Inc.
 02-15-16                            3.125              3,350,000           3,382,612
DISH DBS Corp.
 02-01-16                            7.125                375,000             394,219
 09-01-19                            7.875                225,000             242,156
Insight Communications Co., Inc.
 Senior Notes
 07-15-18                            9.375                 20,000(d)           21,500
Liberty Global, Inc.
 Senior Unsecured
 11-15-16                            4.500                100,000(d)          134,500
Mediacom LLC/Capital Corp.
 08-15-19                            9.125                285,000             294,975
Time Warner Cable, Inc.
 05-01-17                            5.850              4,500,000           5,130,963
                                                                      ---------------
Total                                                                      14,295,563
-------------------------------------------------------------------------------------

MEDIA NON-CABLE (1.1%)
Intelsat Jackson Holdings SA
 Senior Unsecured
 10-15-20                            7.250                600,000(c,d)        603,000
NBC Universal, Inc.
 Senior Unsecured
 04-01-41                            5.950              2,990,000(d,e)      3,075,546
News America, Inc.
 11-15-37                            6.650              2,000,000           2,300,578
Nielsen Finance LLC/Co.
 10-15-18                            7.750                335,000(d,e)        332,544
RR Donnelley & Sons Co.
 Senior Unsecured
 01-15-17                            6.125              1,620,000           1,696,114
Salem Communications Corp.
 Senior Secured
 12-15-16                            9.625                195,000             207,188
Sinclair Television Group, Inc.
 Secured
 11-01-17                            9.250                 69,000(d)           74,003
Sinclair Television Group, Inc.
 Senior Notes
 10-15-18                            8.375                225,000(d,e)        226,688
Sirius XM Radio, Inc.
 04-01-15                            8.750                270,000(d,g)        286,875
TCM Sub LLC
 01-15-15                            3.550              2,000,000(d)        2,106,552
The Interpublic Group of Companies, Inc.
 Senior Unsecured
 07-15-17                           10.000                350,000             408,625
 03-15-23                            4.250                170,000             184,025
                                                                      ---------------
Total                                                                      11,501,738
-------------------------------------------------------------------------------------

METALS (0.4%)
Alpha Natural Resources, Inc.
 Senior Unsecured
 04-15-15                            2.375                130,000(g)          145,275
ArcelorMittal
 Senior Unsecured
 10-15-39                            7.000              1,800,000(c)        1,838,830
Arch Coal, Inc.
 10-01-20                            7.250                422,000             445,210
Consol Energy, Inc.
 04-01-20                            8.250                410,000(d)          446,900
International Coal Group, Inc.
 04-01-17                            4.000                170,000             196,350
Massey Energy Co.
 08-01-15                            3.250                120,000             106,500
Newmont Mining Corp.
 02-15-12                            3.000                140,000             199,325
Steel Dynamics, Inc.
 06-15-14                            5.125                160,000             181,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
METALS (CONT.)
United States Steel Corp.
 Senior Unsecured
 05-15-14                            4.000%       $       100,000            $154,250
                                                                      ---------------
Total                                                                       3,713,640
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (--%)
American General Finance Corp.
 Senior Unsecured
 09-15-17                            6.500                190,000             150,100
Dollar Financial Corp.
 Senior Unsecured
 04-01-28                            3.000                260,000             260,325
The PMI Group, Inc.
 Senior Unsecured
 04-15-20                            4.500                120,000             102,750
                                                                      ---------------
Total                                                                         513,175
-------------------------------------------------------------------------------------

NON-CAPTIVE DIVERSIFIED (0.9%)
Ally Financial, Inc.
 12-01-14                            6.750              1,000,000           1,041,875
 09-15-20                            7.500                145,000(d)          154,788
CIT Group, Inc.
 Senior Secured
 05-01-17                            7.000                790,000             773,213
Ford Motor Credit Co., LLC
 Senior Unsecured
 08-10-11                            9.875              1,000,000           1,056,250
General Electric Capital Corp.
 Senior Unsecured
 01-10-39                            6.875              4,730,000           5,431,907
International Lease Finance Corp.
 Senior Unsecured
 03-15-17                            8.750                130,000(d)          139,425
 09-01-17                            8.875                280,000(g)          303,100
National Financial Partners Corp.
 Senior Notes
 06-15-17                            4.000                100,000(d)          118,000
                                                                      ---------------
Total                                                                       9,018,558
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.4%)
Cameron International Corp.
 Senior Unsecured
 06-15-26                            2.500                140,000             180,775
Gazprom Via Gaz Capital SA
 Secured
 07-31-14                            8.125                120,000(c,d)        137,100
Gazprom Via Gaz Capital SA
 Senior Unsecured
 04-11-18                            8.146                350,000(c,d)        409,500
Gazprom Via Gaz Capital SA
 Senior Unsecured
 03-07-22                            6.510                600,000(c,d,g)      638,280
Hornbeck Offshore Services, Inc.
 11-15-26                            1.625                330,000(n)          287,562
KazMunaiGaz Finance Sub BV
 01-23-15                           11.750                500,000(c,d)        629,375
 05-05-20                            7.000                100,000(c,d)        110,149
Key Energy Services, Inc.
 12-01-14                            8.375                 90,000              94,950
McJunkin Red Man Corp.
 Senior Secured
 12-15-16                            9.500                120,000(d)          108,300
Offshore Group Investments Ltd.
 Senior Secured
 08-01-15                           11.500                340,000(c,d)        357,355
SM Energy Co.
 Senior Unsecured
 04-01-27                            3.500                230,000             243,225
Weatherford International Ltd.
 09-15-40                            6.750              1,250,000(c)        1,292,990
                                                                      ---------------
Total                                                                       4,489,561
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (--%)
Cardtronics, Inc.
 09-01-18                            8.250                120,000             125,400
-------------------------------------------------------------------------------------

OTHER INDUSTRY (--%)
General Cable Corp.
 Subordinated Notes
 11-15-19                            4.500                170,000(n)          170,638
-------------------------------------------------------------------------------------

PACKAGING (--%)
Owens-Brockway Glass Container, Inc.
 06-01-15                            3.000                210,000(d)          205,800
-------------------------------------------------------------------------------------

PAPER (0.1%)
Cascades, Inc.
 12-15-17                            7.750                250,000(c)          260,625


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
44  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
PAPER (CONT.)
Georgia-Pacific LLC
 05-01-16                            8.250%       $     1,000,000(d)       $1,111,250
Graphic Packaging International, Inc.
 10-01-18                            7.875                 34,000              34,850
                                                                      ---------------
Total                                                                       1,406,725
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)
Mylan, Inc.
 03-15-12                            1.250                140,000(g)          145,075
 09-15-15                            3.750                100,000             157,625
Salix Pharmaceuticals Ltd.
 Senior Unsecured
 05-15-15                            2.750                100,000             114,125
Valeant Pharmaceuticals International
 10-01-20                            7.000                 70,000(d)           71,575
Valeant Pharmaceuticals International
 Senior Notes
 10-01-17                            6.750                 50,000(d)           51,000
Warner Chilcott Co. LLC/Finance
 09-15-18                            7.750                378,000(c,d)        388,395
                                                                      ---------------
Total                                                                         927,795
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
MGIC Investment Corp.
 Senior Unsecured
 05-01-17                            5.000                270,000             293,199
Tower Group, Inc.
 Senior Unsecured
 09-15-14                            5.000                140,000(d,g)        151,239
                                                                      ---------------
Total                                                                         444,438
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
Canadian Pacific Railway Co.
 Senior Unsecured
 05-15-18                            6.500              1,000,000(c)        1,199,109
-------------------------------------------------------------------------------------

REITS (0.1%)
BioMed Realty LP
 01-15-30                            3.750                260,000(d)          298,024
Boston Properties LP
 Senior Unsecured
 05-15-36                            3.750                170,000             187,638
Forest City Enterprises, Inc.
 Senior Unsecured
 10-15-14                            3.625                130,000             137,963
                                                                      ---------------
Total                                                                         623,625
-------------------------------------------------------------------------------------

RETAILERS (0.4%)
Charming Shoppes, Inc.
 Senior Unsecured
 05-01-14                            1.125                190,000             156,988
CVS Caremark Corp.
 Senior Unsecured
 06-01-17                            5.750              2,000,000           2,295,169
Home Depot, Inc.
 Senior Notes
 09-15-40                            5.400              1,200,000           1,198,504
priceline.com, Inc.
 Senior Unsecured
 03-15-15                            1.250                140,000(d)          186,025
Rite Aid Corp.
 Senior Secured
 08-15-20                            8.000                155,000(d)          156,938
The Neiman Marcus Group, Inc.
 10-15-15                           10.375                170,000(g)          178,500
Toys R Us -- Delaware, Inc.
 Senior Secured
 09-01-16                            7.375                318,000(d)          327,540
Toys R Us Property Co. II LLC
 Senior Secured
 12-01-17                            8.500                225,000(d)          239,063
                                                                      ---------------
Total                                                                       4,738,727
-------------------------------------------------------------------------------------

TECHNOLOGY (0.4%)
Advanced Micro Devices, Inc.
 Senior Unsecured
 05-01-15                            6.000                190,000             186,913
Arris Group, Inc.
 Senior Unsecured
 11-15-26                            2.000                170,000             166,388
CACI International, Inc.
 Senior Subordinated Notes
 05-01-14                            2.125                150,000             158,250
Cadence Design Systems, Inc.
 Senior Notes
 06-01-15                            2.625                120,000(d)          142,050


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  45

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
CommScope, Inc.
 Senior Subordinated Notes
 07-01-15                            3.250%       $       130,000            $147,713
DST Systems, Inc.
 Senior Unsecured
 08-15-23                            0.000                260,000(n)          287,624
EMC Corp.
 Senior Unsecured
 12-01-11                            1.750                170,000             223,125
 12-01-13                            1.750                210,000             289,012
First Data Corp.
 Senior Secured
 08-15-20                            8.875                155,000(d,g)        160,813
Freescale Semiconductor, Inc.
 Senior Secured
 04-15-18                            9.250                150,000(d,g)        156,000
Informatica Corp.
 Senior Unsecured
 03-15-26                            3.000                100,000             192,875
Interactive Data Corp.
 08-01-18                           10.250                280,000(d)          299,599
Micron Technology, Inc.
 Senior Unsecured Convertible
 06-01-14                            1.875                310,000             275,513
Nuance Communications, Inc.
 Senior Unsecured
 08-15-27                            2.750                100,000             108,625
NXP BV/Funding LLC
 Senior Secured
 08-01-18                            9.750                600,000(c,d)        638,999
ON Semiconductor Corp.
 12-15-26                            2.625                190,000             191,663
Rovi Corp.
 Senior Unsecured
 02-15-40                            2.625                170,000(d)          210,800
SanDisk Corp.
 Senior Unsecured
 08-15-17                            1.500                110,000             101,888
Telvent GIT SA
 Senior Subordinated Notes
 04-15-15                            5.500                140,000(c,d)        140,700
WireCo WorldGroup, Inc.
 Senior Unsecured
 05-15-17                            9.500                235,000(d)          243,225
Xilinx, Inc.
 03-15-37                            3.125                100,000              97,375
                                                                      ---------------
Total                                                                       4,419,150
-------------------------------------------------------------------------------------

TOBACCO (--%)
Vector Group Ltd.
 Senior Unsecured
 06-15-26                            3.875                140,000(n)          166,600
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.3%)
DryShips, Inc.
 Senior Unsecured
 12-01-14                            5.000                230,000(c)          215,625
ERAC USA Finance LLC
 10-15-37                            7.000              2,320,000(d)        2,672,753
The Hertz Corp.
 10-15-18                            7.500                110,000(d)          109,588
                                                                      ---------------
Total                                                                       2,997,966
-------------------------------------------------------------------------------------

WIRELESS (0.6%)
Clearwire Communications LLC/Finance, Inc.
 Senior Secured
 12-01-15                           12.000                200,000(d)          216,000
Cricket Communications, Inc.
 Senior Secured
 05-15-16                            7.750              1,000,000           1,061,250
Crown Castle International Corp.
 Senior Unsecured
 11-01-19                            7.125                250,000             265,938
Equinix, Inc.
 Subordinated Notes
 10-15-14                            3.000                190,000             209,713
Leap Wireless International, Inc.
 Senior Unsecured
 07-15-14                            4.500                100,000              88,875
MetroPCS Wireless, Inc.
 09-01-18                            7.875                220,000             225,500
SBA Telecommunications, Inc.
 08-15-16                            8.000                275,000             295,625


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
46  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                            8.375%       $     1,000,000(g)       $1,085,000
United States Cellular Corp.
 Senior Unsecured
 12-15-33                            6.700              2,250,000           2,362,076
Wind Acquisition Finance SA
 Secured
 07-15-17                           11.750                300,000(c,d)        336,188
                                                                      ---------------
Total                                                                       6,146,165
-------------------------------------------------------------------------------------

WIRELINES (1.9%)
AT&T, Inc.
 Senior Unsecured
 02-15-39                            6.550              4,470,000           5,198,494
Cincinnati Bell, Inc.
 10-15-17                            8.250                499,000             503,990
Embarq Corp.
 Senior Unsecured
 06-01-36                            7.995              1,750,000           1,860,651
Frontier Communications Corp.
 Senior Unsecured
 04-15-20                            8.500                320,000             353,200
Level 3 Financing, Inc.
 02-15-17                            8.750                630,000             560,700
Telecom Italia Capital SA
 07-18-36                            7.200              1,250,000(c)        1,344,114
TELUS Corp.
 Senior Unsecured
 06-01-11                            8.000              1,275,000(c)        1,335,098
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                            6.875              2,035,000           2,195,012
 04-01-32                            7.375              4,595,000           5,421,925
West Corp.
 Senior Unsecured
 10-01-18                            8.625                115,000(d,e)        115,000
Windstream Corp.
 08-01-16                            8.625              1,000,000           1,057,500
                                                                      ---------------
Total                                                                      19,945,684
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $317,487,127)                                                     $328,426,995
-------------------------------------------------------------------------------------





MONEY MARKET FUND (10.3%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.245%               108,413,003(o)       $108,413,003
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $108,413,003)                                                     $108,413,003
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.3%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (0.2%)
Royal Park Investments Funding Corp.
 10-06-10                            0.551%            $998,625              $998,625
Windmill Funding Corp.
 10-08-10                            0.501              998,722               998,722
                                                                      ---------------
Total                                                                       1,997,347
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (4.8%)
BNP Paribas
 10-15-10                            0.327            5,000,000             5,000,000
Caisse des Depots
 12-13-10                            0.345            4,995,643             4,995,643
Credit Industrial et Commercial
 01-04-11                            0.470            3,000,000             3,000,000
Development Bank of Singapore Ltd.
 11-09-10                            0.400            2,000,000             2,000,000
Erste Bank der Oesterreichische
 10-01-10                            0.370            3,000,000             3,000,000
Hong Kong Shanghai Bank Corp., Ltd.
 10-07-10                            0.250            5,000,000             5,000,000
La Banque Postale
 11-16-10                            0.345            4,997,079             4,997,079
Lloyds Bank PLC
 10-14-10                            0.520            1,500,000             1,500,000
 11-10-10                            0.320            4,000,812             4,000,812
Mitsubishi UFJ Trust and Banking Corp.
 10-08-10                            0.570            4,000,000             4,000,000
National Bank of Canada
 03-21-11                            0.400            3,000,000             3,000,000
Norinchukin Bank
 10-14-10                            0.565            4,000,000             4,000,000
Sumitomo Mitsui Banking Corp.
 11-30-10                            0.400              998,979               998,979


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  47

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
United Overseas Bank Ltd.
 11-18-10                            0.300%          $5,000,000            $5,000,000
                                                                      ---------------
Total                                                                      50,492,513
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.5%)
State Development Bank of NorthRhine-Westphalia
 10-15-10                            0.491            4,993,671             4,993,671
-------------------------------------------------------------------------------------

OTHER SHORT-TERM OBLIGATIONS (0.5%)
Goldman Sachs & Co.
 12-22-10                            0.500            1,000,000             1,000,000
Natixis Financial Products LLC
 10-01-10                            0.550            5,000,000             5,000,000
                                                                      ---------------
Total                                                                       6,000,000
-------------------------------------------------------------------------------------




                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (7.3%)(h)
BNP Paribas Securities Corp.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $20,000,156                         0.280%          $20,000,000          $20,000,000
Cantor Fitzgerald & Co.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $30,003,317                         0.380            30,000,000           30,000,000
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $6,667,110                          0.300             6,667,054            6,667,054
Nomura Securities
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $5,000,049                          0.350             5,000,000            5,000,000
Pershing LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $5,000,069                          0.500             5,000,000            5,000,000
RBS Securities, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $10,000,097                         0.350            10,000,000           10,000,000
                                                                      ---------------
Total                                                                      76,667,054
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $140,150,585)                                                     $140,150,585
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,236,375,261)(s)                                              $1,275,777,637
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
48  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2010



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
S&P 500 Index                      2           $568,350    Dec. 2010           $8,343
U.S. Long Bond, 20-year           12          1,604,625    Dec. 2010           27,215
U.S. Treasury Note, 2-           (26)        (5,706,594)   Jan. 2011           (8,977)
  year
U.S. Treasury Note, 5-           (75)        (9,065,039)   Jan. 2011          (76,347)
  year
U.S. Treasury Note, 10-           29          3,655,360    Dec. 2010           31,355
  year
U.S. Treasury Ultra Bond,          2            282,562    Dec. 2010            9,403
  30-year
-------------------------------------------------------------------------------------
Total                                                                         $(9,008)
-------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2010



SELL PROTECTION
                                                                                       UNAMORTIZED   PERIODIC
                                                                                         PREMIUM     PAYMENTS
                      REFERENCE        EXPIRATION     RECEIVE     NOTIONAL    MARKET      (PAID)    RECEIVABLE   UNREALIZED
COUNTERPARTY           ENTITY             DATE      FIXED RATE     AMOUNT      VALUE     RECEIVED    (PAYABLE)  APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase   CDX North America   Dec. 20, 2015     5.00%    $15,000,000  $395,082    $461,700     $22,917        $89,051
  Bank, N.A      High Yield Index



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2010



                                        CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY            EXCHANGE DATE  BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------
J.P. Morgan              Oct. 1, 2010       58,062        78,871          $--         $(285)
  Securities, Inc.                            (EUR)         (USD)
--------------------------------------------------------------------------------------------

UBS Securities           Oct. 5, 2010       85,556       134,921          529            --
                                              (GBP)         (USD)
--------------------------------------------------------------------------------------------

J.P. Morgan              Oct. 5, 2010      138,687       142,624           --           (42)
  Securities, Inc.                            (USD)         (CAD)
--------------------------------------------------------------------------------------------

UBS Securities           Oct. 5, 2010      137,435    11,463,331           --          (100)
                                              (USD)         (JPY)
--------------------------------------------------------------------------------------------

HSBC Securities (USA),   Oct. 6, 2010    7,061,000     6,957,751           --      (230,578)
  Inc.                                        (CHF)         (USD)
--------------------------------------------------------------------------------------------

UBS Securities           Oct. 6, 2010    8,883,000    11,546,055           --      (563,983)
                                              (EUR)         (USD)
--------------------------------------------------------------------------------------------

Barclays Bank PLC        Oct. 6, 2010    3,021,000     4,705,479           --       (39,858)
                                              (GBP)         (USD)
--------------------------------------------------------------------------------------------

State Street Bank &      Oct. 6, 2010    7,179,076    $7,474,000       42,802            --
  Trust Company                               (USD)         (AUD)

--------------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  49

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2010
(CONTINUED)



                                        CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY            EXCHANGE DATE  BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------
J.P. Morgan              Oct. 6, 2010    4,611,770     4,866,000     $118,211            --
  Securities, Inc.                            (USD)         (CAD)
--------------------------------------------------------------------------------------------

J.P. Morgan              Oct. 6, 2010       41,876        43,000           --           (78)
  Securities, Inc.                            (USD)         (CAD)
--------------------------------------------------------------------------------------------

HSBC Securities (USA),   Oct. 6, 2010   11,294,892    70,572,000      710,241            --
  Inc.                                        (USD)         (NOK)
--------------------------------------------------------------------------------------------
Total                                                                $871,783     $(834,924)
--------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     AUD  -- Australian Dollar
     CAD  -- Canadian Dollar
     CHF  -- Swiss Franc
     EUR  -- European Monetary Unit
     GBP  -- British Pound Sterling
     GDR  -- Global Depositary Receipt
     NOK  -- Norwegian Krone


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 21.77% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2010, the value of these securities amounted to $50,511,539 or 4.78% of net assets.

(e) At Sept. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $10,004,884. See Note 2 to the financial statements.


--------------------------------------------------------------------------------
50  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP PARIBAS SECURITIES CORP. (0.280%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                 $12,853,109
Freddie Mac Gold Pool                             2,103,295
Freddie Mac Non Gold Pool                         2,160,038
Ginnie Mae I Pool                                 2,176,368
Ginnie Mae II Pool                                1,107,190
-----------------------------------------------------------
Total market value of collateral securities     $20,400,000
-----------------------------------------------------------


CANTOR FITZGERALD & CO. (0.380%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Grantor Trust                            $59,503
Fannie Mae Interest Strip                           146,605
Fannie Mae Pool                                   4,295,971
Fannie Mae Principal Strip                          161,740
Fannie Mae REMICS                                 5,557,515
Fannie Mae Whole Loan                               138,328
FHLMC Multifamily Structured Pass Through
  Certificates                                       49,665
FHLMC Structured Pass Through Securities            269,516
Freddie Mac Non Gold Pool                         1,977,248
Freddie Mac Reference REMIC                          24,702
Freddie Mac REMICS                                1,372,158
Freddie Mac Strips                                  245,267
Ginnie Mae I Pool                                   769,185
Ginnie Mae II Pool                                2,950,041


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  51

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CANTOR FITZGERALD & CO. (0.380%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Government National Mortgage Association         $3,115,557
United States Treasury Inflation Indexed
  Bonds                                             215,048
United States Treasury Note/Bond                  7,912,097
United States Treasury Strip Coupon               1,077,064
United States Treasury Strip Principal              213,584
Cash Collateral In Lieu Of Securities                48,241
-----------------------------------------------------------
Total market value of collateral securities     $30,599,035
-----------------------------------------------------------


DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $3,265,708
Freddie Mac Gold Pool                             3,534,687
-----------------------------------------------------------
Total market value of collateral securities      $6,800,395
-----------------------------------------------------------


NOMURA SECURITIES (0.350%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
American Express Credit Account Master Trust       $288,810
Atlantic City Electric Transition Funding LLC         4,602
BA Credit Card Trust                                572,191
Banc of America Commercial Mortgage Inc              67,901
Bank of America Auto Trust                          400,995
Bayview Commercial Asset Trust                       16,015
Bear Stearns Commercial Mortgage Securities           5,670
BMW Vehicle Lease Trust                              97,858
Capital Auto Receivables Asset Trust                 60,873
Capital One Multi-Asset Execution Trust              56,660
CarMax Auto Owner Trust                              45,601
CenterPoint Energy Transition Bond Co LLC             4,353
Chase Issuance Trust                                522,608
Citibank Credit Card Issuance Trust                  18,341
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             236,812
CNH Equipment Trust                                  35,339
Commercial Mortgage Pass Through Certificates         6,129
Connecticut RRB Special Purpose Trust CL&P            2,943
Consumer Funding LLC                                 38,904
Credit Suisse First Boston Mortgage
  Securities Corp                                     2,477
Detroit Edison Securitization Funding LLC            61,823
Developers Diversified Realty Corp                   69,604
Discover Card Master Trust I                            496
Entergy Gulf States Reconstruction Funding
  LLC                                                90,162
Fannie Mae REMICS                                   199,598


--------------------------------------------------------------------------------
52  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



NOMURA SECURITIES (0.350%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Whole Loan                              $131,199
FHLMC Structured Pass Through Securities            104,447
First Union National Bank Commercial Mortgage         5,462
Ford Credit Auto Lease Trust                        274,600
Ford Credit Auto Owner Trust                          9,819
GE Capital Credit Card Master Note Trust            203,354
GS Mortgage Securities Corp II                      114,084
Harley-Davidson Motorcycle Trust                      5,867
Honda Auto Receivables Owner Trust                    6,673
John Deere Owner Trust                               57,607
JP Morgan Chase Commercial Mortgage
  Securities Corp                                    35,549
LB-UBS Commercial Mortgage Trust                    244,567
Mercedes-Benz Auto Receivables Trust                 83,501
Merrill Lynch Mortgage Trust                          1,003
Nissan Auto Lease Trust                             136,217
PSE&G Transition Funding LLC                         42,561
Public Service New Hampshire Funding LLC             11,699
SLM Student Loan Trust                              101,608
USAA Auto Owner Trust                               323,753
Volkswagen Auto Loan Enhanced Trust                  38,904
Wachovia Bank Commercial Mortgage Trust             358,508
World Omni Auto Receivables Trust                    39,452
-----------------------------------------------------------
Total market value of collateral securities      $5,237,199
-----------------------------------------------------------


PERSHING LLC (0.500%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $2,054,467
Fannie Mae REMICS                                   194,603
Fannie Mae Whole Loan                                 5,403
Federal National Mortgage Association               287,593
Freddie Mac Gold Pool                               587,774
Freddie Mac Non Gold Pool                           111,503
Freddie Mac REMICS                                  483,403
Ginnie Mae I Pool                                   403,615
Ginnie Mae II Pool                                  208,384
Government National Mortgage Association             46,019
United States Treasury Inflation Indexed
  Bonds                                                  74
United States Treasury Note/Bond                    621,295
United States Treasury Strip Coupon                   4,145
United States Treasury Strip Principal               91,722
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  53

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



RBS SECURITIES, INC. (0.350%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
American Express Issuance Trust                     $80,094
Amortizing Residential Collateral Trust             363,138
BA Credit Card Trust                                 58,009
Bear Stearns Asset Backed Securities Trust           89,007
Capital Auto Receivables Asset Trust                  4,047
Capital One Multi-Asset Execution Trust           1,097,132
Capital One Prime Auto Receivables Trust                 36
Chase Issuance Trust                                 79,518
Citibank Credit Card Issuance Trust                 647,730
Citigroup Commercial Mortgage Trust                  56,567
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             856,502
Credit-Based Asset Servicing and
  Securitization LLC                                115,822
Discover Card Master Trust I                        200,084
First Franklin Mortgage Loan Asset Backed
  Certificates                                      360,053
First National Master Note Trust                    120,589
Ford Credit Auto Owner Trust                         61,599
Goal Capital Funding Trust                           23,959
Greenwich Capital Commercial Funding Corp           218,122
GS Mortgage Securities Corp II                      847,701
Keycorp Student Loan Trust                            1,430
Massachusetts Educational Financing Authority       118,810
Nelnet Education Loan Funding Inc                   409,200
Nelnet Student Loan Trust                         1,317,400
Nissan Auto Lease Trust                             296,969
SLC Student Loan Trust                               47,899
SLM Student Loan Trust                            2,637,116
Structured Asset Investment Loan Trust               72,708
Terwin Mortgage Trust                               318,837
-----------------------------------------------------------
Total market value of collateral securities     $10,500,078
-----------------------------------------------------------



(i) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


--------------------------------------------------------------------------------
54  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2010 was $796,055, representing 0.08% of net assets. Information concerning such security holdings at Sept. 30, 2010 was as follows:

                                                ACQUISITION
     SECURITY                                      DATES                COST
     ------------------------------------------------------------------------
     BGP Holdings PLC                     02-04-09 thru 05-14-09          $--
     Globaltrans Investment PLC, GDR      06-09-10 thru 09-15-10      169,994
     Magnit OJSC, GDR                     06-09-10 thru 09-15-10      159,682
     Pharmstandard, GDR                   06-09-10 thru 09-15-10      101,232
     Samsung Electronics Co., Ltd., GDR   11-03-09 thru 02-03-10      132,624
     2009 Dole Food Automatic Common
       Exchange Security Trust 7.000%
       Convertible                               09-15-10             188,552
     Unione di Banche Italiane SCPA              05-02-08                 781


(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) The following abbreviation is used in the portfolio security description to identify the insurer and/or guarantor of the issue:

     AGM   --   Assured Guaranty Municipal Corporation
     FGIC  --   Financial Guaranty Insurance Company
     XLCA  --   XL Capital Assurance


(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2010.

(n) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2010.

(o) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(p) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(q) At Sept. 30, 2010, investments in securities included securities valued at $3,297,072 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  55

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(r) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(s) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $1,240,775,972 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $79,703,286
     Unrealized depreciation                         (44,701,621)
     ------------------------------------------------------------
     Net unrealized appreciation                     $35,001,665
     ------------------------------------------------------------








--------------------------------------------------------------------------------
56  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  57

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                                   FAIR VALUE AT SEPT. 30, 2010
                              ---------------------------------------------------------------------
                                    LEVEL 1             LEVEL 2
                                 QUOTED PRICES           OTHER          LEVEL 3
                                   IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)                IDENTICAL ASSETS(B)       INPUTS          INPUTS            TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Pharmaceuticals                $43,891,121            $84,656           $--         $43,975,777
    Real Estate                             --                 --             1                   1
    All Other Industries           647,436,228                 --            --         647,436,228
  Preferred Stocks
    Banking                            677,796            470,200            --           1,147,996
    Electric                           151,944            199,662            --             351,606
    Food and Beverage                  173,628            186,506            --             360,134
    Gas Pipelines                           --            218,880            --             218,880
    Health Care                             --             97,175            --              97,175
    Independent Energy                      --            215,294            --             215,294
    Metals                                  --             95,769            --              95,769
    Other Financial
     Institutions                           --            498,264                           498,264
    REITS                                   --             98,280            --              98,280
    All Other Industries             3,435,890                 --            --           3,435,890
  Rights
    Electronic Equipment,
     Instruments &
     Components                             --              1,665            --               1,665
  Warrants                                  34                 --            --                  34
---------------------------------------------------------------------------------------------------
Total Equity Securities            695,766,641          2,166,351             1         697,932,993
---------------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations & Agencies                  --         21,751,386            --          21,751,386
  U.S. Government
    Obligations & Agencies          12,124,373         34,144,241            --          46,268,614
  Asset-Backed Securities                   --          2,510,757        35,112           2,545,869
  Commercial Mortgage-
    Backed Securities                       --          7,758,020            --           7,758,020
  Residential Mortgage-
    Backed Securities                       --         25,635,408            --          25,635,408
  Corporate Debt
    Securities                              --        224,467,698            --         224,467,698
---------------------------------------------------------------------------------------------------
Total Bonds                         12,124,373        316,267,510        35,112         328,426,995
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   FAIR VALUE AT SEPT. 30, 2010
                              ---------------------------------------------------------------------
                                    LEVEL 1             LEVEL 2
                                 QUOTED PRICES           OTHER          LEVEL 3
                                   IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)                IDENTICAL ASSETS(B)       INPUTS          INPUTS            TOTAL
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Other
  Exchange-Traded Funds               $854,061                $--           $--            $854,061
  Affiliated Money Market
    Fund(c)                        108,413,003                 --            --         108,413,003
  Investments of Cash
    Collateral Received
    for Securities on Loan                  --        140,150,585            --         140,150,585
---------------------------------------------------------------------------------------------------
Total Other                        109,267,064        140,150,585            --         249,417,649
---------------------------------------------------------------------------------------------------
Investments in Securities          817,158,078        458,584,446        35,113       1,275,777,637
Derivatives(d)
  Assets
    Futures Contracts                   76,316                 --            --              76,316
    Swap Contracts                          --             89,051            --              89,051
    Forward Foreign
     Currency Contracts                     --            871,783            --             871,783
  Liabilities
    Futures Contracts                  (85,324)                --            --             (85,324)
    Forward Foreign
     Currency Contracts                     --           (834,924)           --            (834,924)
---------------------------------------------------------------------------------------------------
Total                             $817,149,070       $458,710,356       $35,113      $1,275,894,539
---------------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  59

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                          ASSET-
                                              COMMON      BACKED
                                              STOCKS    SECURITIES     TOTAL
-----------------------------------------------------------------------------
Balance as of Sept. 30, 2009                      $2      $72,000     $72,002
  Accrued discounts/premiums                      --      (40,018)    (40,018)
  Realized gain (loss)                         5,050           --       5,050
  Change in unrealized appreciation
    (depreciation)*                               (1)       3,130       3,129
  Sales                                       (5,050)          --      (5,050)
  Purchases                                       --           --          --
  Transfers into Level 3                          --           --          --
  Transfers out of Level 3                        --           --          --
-----------------------------------------------------------------------------
Balance as of Sept. 30, 2010                      $1      $35,112     $35,113
-----------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2010 was $3,130.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
60  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $987,811,673)                    $1,027,214,049
  Affiliated money market fund (identified cost $108,413,003)                108,413,003
  Investments of cash collateral received for securities on loan
    (identified cost $140,150,585)                                           140,150,585
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $1,236,375,261)           1,275,777,637
Foreign currency holdings (identified cost $98,019)                              105,586
Capital shares receivable                                                        331,954
Dividends and accrued interest receivable                                      5,898,677
Receivable for investment securities sold                                      8,717,930
Unrealized appreciation on forward foreign currency contracts                    871,783
Unrealized appreciation on swap contracts                                         89,051
----------------------------------------------------------------------------------------
Total assets                                                               1,291,792,618
----------------------------------------------------------------------------------------
LIABILITIES
Premiums received on outstanding credit default swap contracts                   461,216
Disbursements in excess of cash                                                   27,180
Capital shares payable                                                         2,398,107
Payable for investment securities purchased                                   90,769,988
Payable upon return of securities loaned                                     140,150,585
Variation margin payable on futures contracts                                      7,988
Unrealized depreciation on forward foreign currency contracts                    834,924
Accrued investment management services fees                                       16,535
Accrued distribution fees                                                          9,554
Accrued transfer agency fees                                                      27,904
Accrued administrative services fees                                               2,241
Accrued plan administration services fees                                            183
Other accrued expenses                                                           230,526
----------------------------------------------------------------------------------------
Total liabilities                                                            234,936,931
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $1,056,855,687
----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    1,173,228
Additional paid-in capital                                                 1,430,636,793
Undistributed net investment income                                            7,135,920
Accumulated net realized gain (loss)                                        (421,631,356)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          39,541,102
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $1,056,855,687
----------------------------------------------------------------------------------------
*Value of securities on loan                                              $  144,602,644
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  61

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- SEPT. 30, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $945,595,394          104,846,576                       $9.02(1)
Class B          $ 74,220,445            8,307,991                       $8.93
Class C          $ 36,613,825            4,121,060                       $8.88
Class I          $      3,911                  434                       $9.01
Class R          $      3,911                  434                       $9.01
Class R4         $    415,695               46,005                       $9.04
Class Z          $      2,506                  278                       $9.01
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.57. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
62  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------


YEAR ENDED SEPT. 30, 2010
INVESTMENT INCOME
Income:
Dividends                                                     $ 21,209,536
Interest                                                        11,401,312
Income distributions from affiliated money market fund              64,952
Income from securities lending -- net                              533,701
Foreign taxes withheld                                            (758,848)
--------------------------------------------------------------------------
Total income                                                    32,450,653
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              5,680,661
Distribution fees
  Class A                                                        2,558,223
  Class B                                                          996,429
  Class C                                                          415,800
  Class R                                                               19
  Class R3                                                               9
Transfer agency fees
  Class A                                                        1,942,919
  Class B                                                          202,164
  Class C                                                           81,145
  Class R                                                                3
  Class R3                                                               3
  Class R4                                                             473
  Class R5                                                               3
Administrative services fees                                       890,778
Plan administration services fees
  Class R                                                                9
  Class R3                                                               9
  Class R4                                                           2,177
Compensation of board members                                       34,457
Custodian fees                                                     109,219
Printing and postage                                               112,500
Registration fees                                                   52,735
Professional fees                                                   53,150
Other                                                              179,535
--------------------------------------------------------------------------
Total expenses                                                  13,312,420
--------------------------------------------------------------------------
Investment income (loss) -- net                                 19,138,233

--------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  63

STATEMENT OF OPERATIONS (continued)  -------------------------------------------

YEAR ENDED SEPT. 30, 2010
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $(60,190,496)
  Foreign currency transactions                                  2,588,362
  Futures contracts                                              3,846,423
  Swap transactions                                              3,516,321
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (50,239,390)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        133,930,779
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           83,691,389
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $102,829,622
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
64  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED SEPT. 30,                                                    2010            2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   19,138,233  $   21,824,374
Net realized gain (loss) on investments                          (50,239,390)   (356,570,587)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          133,930,779     251,195,052
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     102,829,622     (83,551,161)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (22,108,474)    (16,834,117)
    Class B                                                       (1,317,899)       (994,784)
    Class C                                                         (587,149)       (372,611)
    Class I                                                             (103)            (67)
    Class R                                                              (72)            (45)
    Class R3                                                             (54)            (53)
    Class R4                                                         (16,075)        (63,666)
    Class R5                                                             (69)            (66)
  Net realized gain
    Class A                                                               --     (41,389,405)
    Class B                                                               --      (4,968,746)
    Class C                                                               --      (1,748,006)
    Class I                                                               --            (121)
    Class R                                                               --            (121)
    Class R3                                                              --            (121)
    Class R4                                                              --        (204,989)
    Class R5                                                              --            (121)
--------------------------------------------------------------------------------------------
Total distributions                                              (24,029,895)    (66,577,039)

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  65

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED SEPT. 30,                                                    2010            2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $   46,555,511  $  103,620,192
  Class B shares                                                   4,544,100      15,592,329
  Class C shares                                                   4,685,367       7,953,459
  Class R4 shares                                                     85,050         337,914
  Class Z shares                                                       2,500             N/A
Reinvestment of distributions at net asset value
  Class A shares                                                  21,330,087      57,145,191
  Class B shares                                                   1,272,830       5,803,404
  Class C shares                                                     541,812       1,998,857
  Class R4 shares                                                     16,075         268,655
Conversions from Class B to Class A
  Class A shares                                                  14,804,963      17,575,561
  Class B shares                                                 (14,804,963)    (17,575,561)
Payments for redemptions
  Class A shares                                                (329,312,069)   (364,792,004)
  Class B shares                                                 (38,495,187)    (41,694,600)
  Class C shares                                                 (17,922,174)    (17,561,521)
  Class R3 shares                                                     (5,000)             --
  Class R4 shares                                                   (978,113)     (5,164,392)
  Class R5 shares                                                     (5,000)             --
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (307,684,211)   (236,492,516)
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (228,884,484)   (386,620,716)
Net assets at beginning of year                                1,285,740,171   1,672,360,887
--------------------------------------------------------------------------------------------
Net assets at end of year                                     $1,056,855,687  $1,285,740,171
--------------------------------------------------------------------------------------------
Undistributed net investment income                           $    7,135,920  $    4,603,193
--------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
66  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                    YEAR ENDED SEPT. 30,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.44       $9.10       $12.48      $10.78       $9.96
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .15         .14          .24         .22         .18
Net gains (losses) (both realized and
 unrealized)                                         .63        (.40)       (2.71)       1.71         .80
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .78        (.26)       (2.47)       1.93         .98
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.20)       (.12)        (.23)       (.23)       (.16)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.20)       (.40)        (.91)       (.23)       (.16)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.02       $8.44        $9.10      $12.48      $10.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.29%      (2.33%)     (20.90%)     17.97%       9.88%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.05%       1.10%        1.02%       1.12%       1.12%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.73%       1.82%        2.20%       1.90%       1.84%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $946      $1,123       $1,437      $1,872      $1,209
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  67

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS B                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.36       $9.01       $12.36      $10.69       $9.88
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .08         .08          .15         .13         .10
Net gains (losses) (both realized and
 unrealized)                                         .62        (.39)       (2.67)       1.68         .80
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .70        (.31)       (2.52)       1.81         .90
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)       (.06)        (.15)       (.14)       (.09)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.13)       (.34)        (.83)       (.14)       (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.93       $8.36        $9.01      $12.36      $10.69
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.38%      (3.00%)     (21.50%)     17.02%       9.09%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.81%       1.87%        1.78%       1.88%       1.89%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .98%       1.05%        1.43%       1.14%       1.09%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $74        $115         $169        $243        $146
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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68  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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                                                                    YEAR ENDED SEPT. 30,
CLASS C                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.32       $8.97       $12.31      $10.66       $9.86
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .08         .08          .16         .14         .10
Net gains (losses) (both realized and
 unrealized)                                         .61        (.39)       (2.67)       1.66         .79
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .69        (.31)       (2.51)       1.80         .89
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)       (.06)        (.15)       (.15)       (.09)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.13)       (.34)        (.83)       (.15)       (.09)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.88       $8.32        $8.97      $12.31      $10.66
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.34%      (2.98%)     (21.47%)     16.97%       9.11%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.81%       1.86%        1.77%       1.88%       1.89%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .98%       1.07%        1.47%       1.16%       1.14%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $37         $47          $59         $67         $23
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  69

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(c)
Net asset value, beginning of period               $8.43       $9.09       $12.47       $11.52
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .19         .18          .28          .22
Net gains (losses) (both realized and
 unrealized)                                         .63        (.41)       (2.71)        1.00
----------------------------------------------------------------------------------------------
Total from investment operations                     .82        (.23)       (2.43)        1.22
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.24)       (.15)        (.27)        (.27)
Distributions from realized gains                     --        (.28)        (.68)          --
----------------------------------------------------------------------------------------------
Total distributions                                 (.24)       (.43)        (.95)        (.27)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.01       $8.43        $9.09       $12.47
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.79%      (1.88%)     (20.60%)      10.70%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      .60%        .65%         .63%         .73%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       2.19%       2.34%        2.59%        2.33%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%         123%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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70  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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                                                               YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(c)
Net asset value, beginning of period               $8.43       $9.09       $12.47       $11.52
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .12         .12          .22          .14
Net gains (losses) (both realized and
 unrealized)                                         .63        (.40)       (2.69)        1.00
----------------------------------------------------------------------------------------------
Total from investment operations                     .75        (.28)       (2.47)        1.14
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.17)       (.10)        (.23)        (.19)
Distributions from realized gains                     --        (.28)        (.68)          --
----------------------------------------------------------------------------------------------
Total distributions                                 (.17)       (.38)        (.91)        (.19)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.01       $8.43        $9.09       $12.47
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.90%      (2.52%)     (20.93%)      10.01%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.42%       1.42%        1.45%        1.54%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                           1.42%       1.33%        1.20%        1.54%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       1.38%       1.60%        1.98%        1.51%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%         123%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  71

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS R4                                           ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.45       $9.10       $12.48      $10.78       $9.96
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .16         .15          .26         .24         .21
Net gains (losses) (both realized and
 unrealized)                                         .64        (.40)       (2.71)       1.70         .79
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .80        (.25)       (2.45)       1.94        1.00
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.21)       (.12)        (.25)       (.24)       (.18)
Distributions from realized gains                     --        (.28)        (.68)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.21)       (.40)        (.93)       (.24)       (.18)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.04       $8.45        $9.10      $12.48      $10.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.49%      (2.11%)     (20.71%)     18.08%      10.07%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .91%        .94%         .93%       1.03%        .96%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            .91%        .87%         .78%       1.00%        .96%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.87%       1.97%        2.31%       2.01%       2.07%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--          $1           $7         $17         $14
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                          114%        136%         123%        123%        122%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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72  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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                                                   YEAR ENDED
CLASS Z                                             SEPT. 30,
PER SHARE DATA                                       2010(f)
Net asset value, beginning of period                   $8.98
-------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.01)
Net gains (losses) (both realized and
 unrealized)                                             .04
-------------------------------------------------------------
Total from investment operations                         .03
-------------------------------------------------------------
Net asset value, end of period                         $9.01
-------------------------------------------------------------
TOTAL RETURN                                            .33%
-------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                         1.02%(d)
-------------------------------------------------------------
Net investment income (loss)                         (13.66%)(d)
-------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
-------------------------------------------------------------
Portfolio turnover rate(b)                              114%
-------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
 *  Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 113%, 116% and 89% for the years ended Sept. 30, 2010, 2009 and 2008, respectively.
(c) For the period from Dec. 11, 2006 (when shares became publicly available) to Sept. 30, 2007.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


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                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund) (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


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74  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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At Sept. 30, 2010, the Investment Manager owned 100% of Class I, Class R and Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

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                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  75

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2010, foreign currency holdings consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


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76  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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ILLIQUID SECURITIES
At Sept. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2010 was $796,055 representing 0.08% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2010, the Fund has outstanding when-issued securities of $10,004,884.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.


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                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  77

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Sept. 30, 2010, the Fund had no outstanding forward sale commitments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.


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78  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  79

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss). At Sept. 30, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts in which the Fund was the purchaser of protection.

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the

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80  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, hedging risk, correlation risk and liquidity risk.

Credit default swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into credit default

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                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  81

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At Sept. 30, 2010, no collateral had been posted by either the Fund or the counterparty.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is

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82  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At Sept. 30, 2010, and for the year then ended, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  83

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized
                     appreciation on
Credit contracts     swap transactions    $   89,051  N/A                        N/A
-------------------------------------------------------------------------------------------
                     Net
                     assets -- unrealiz-
                     ed appreciation on
Equity contracts     investments               8,343* N/A                        N/A
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
Foreign exchange     forward foreign                  forward foreign
  contracts          currency contracts      871,783  currency contracts    $834,924
-------------------------------------------------------------------------------------------
                     Net                              Net
                     assets -- unrealiz-              assets -- unrealiz-
Interest rate        ed appreciation on               ed depreciation on
  contracts          investments              67,973* investments             85,324*
-------------------------------------------------------------------------------------------
Total                                     $1,037,150                        $920,248
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2010


       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------
                               FORWARD
                               FOREIGN
                              CURRENCY
RISK EXPOSURE CATEGORY        CONTRACTS    FUTURES      SWAPS       TOTAL
--------------------------------------------------------------------------------
Credit contracts             $       --  $       --  $3,516,321  $3,516,321
--------------------------------------------------------------------------------
Equity contracts                     --   1,572,261          --  $1,572,261
--------------------------------------------------------------------------------
Foreign exchange contracts    1,824,642          --          --  $1,824,642
--------------------------------------------------------------------------------
Interest rate contracts              --   2,274,162          --  $2,274,162
--------------------------------------------------------------------------------
Total                        $1,824,642  $3,846,423  $3,516,321  $9,187,386
--------------------------------------------------------------------------------




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84  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                     INCOME
--------------------------------------------------------------------------------
                              FORWARD
                              FOREIGN
                              CURRENCY
RISK EXPOSURE CATEGORY       CONTRACTS   FUTURES      SWAPS        TOTAL
--------------------------------------------------------------------------------
Credit contracts             $      --  $      --  $(1,491,913) $(1,491,913)
--------------------------------------------------------------------------------
Equity contracts                    --    (93,018)          --  $   (93,018)
--------------------------------------------------------------------------------
Foreign exchange contracts    (499,795)        --           --  $  (499,795)
--------------------------------------------------------------------------------
Interest rate contracts             --   (117,911)          --  $  (117,911)
--------------------------------------------------------------------------------
Total                        $(499,795) $(210,929) $(1,491,913) $(2,202,637)
--------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was approximately $46.8 million at Sept. 30, 2010. The monthly average gross notional amount for these contracts was $53.2 million for the year ended Sept. 30, 2010. The fair value of such contracts on Sept. 30, 2010 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was approximately $6.1 million and $14.8 million, respectively, at Sept. 30, 2010. The monthly average gross notional amounts for long and short contracts was $26 million and $25.2 million, respectively, for the year ended Sept. 30, 2010. The fair value of such contracts on Sept. 30, 2010 is set forth in the table above.

SWAPS
The gross notional amount of contracts outstanding was approximately $15 million at Sept. 30, 2010. The monthly average gross notional amount for these contracts was $15.5 million for the year ended Sept. 30, 2010. The fair value of such contracts on Sept. 30, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.39% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Flexible Portfolio Funds

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  85

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $920,753 for the year ended Sept. 30, 2010. The management fee for the year ended Sept. 30, 2010 was 0.49% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $3,344.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R and Class R4 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.


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86  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept. 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

CLASS A    CLASS B    CLASS C    CLASS R    CLASS R4
----------------------------------------------------
0.19%        0.20%      0.20%      0.08%      0.05%


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  87

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,013,000 and $409,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,207,048 for Class A, $93,257 for Class B and $5,843 for Class C for the year ended Sept. 30, 2010.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $1,292,245,028 and $1,627,535,152, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                           2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                         5,296,688   13,986,656
Converted from Class B*                      1,701,708    2,202,495
Reinvested distributions                     2,409,660    7,593,921
Redeemed                                   (37,570,527) (48,752,943)
-------------------------------------------------------------------
Net increase (decrease)                    (28,162,471) (24,969,871)
-------------------------------------------------------------------
CLASS B
Sold                                           522,839    2,133,844
Reinvested distributions                       145,283      779,494
Converted to Class A*                       (1,719,495)  (2,224,798)
Redeemed                                    (4,436,504)  (5,656,313)
-------------------------------------------------------------------
Net increase (decrease)                     (5,487,877)  (4,967,773)
-------------------------------------------------------------------



--------------------------------------------------------------------------------
88  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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YEAR ENDED SEPT. 30,                           2010         2009
-------------------------------------------------------------------
CLASS C
Sold                                           539,885    1,094,109
Reinvested distributions                        62,116      269,717
Redeemed                                    (2,073,803)  (2,379,246)
-------------------------------------------------------------------
Net increase (decrease)                     (1,471,802)  (1,015,420)
-------------------------------------------------------------------

CLASS R3
Redeemed                                          (434)          --
-------------------------------------------------------------------
Net increase (decrease)                           (434)          --
-------------------------------------------------------------------

CLASS R4
Sold                                            10,124       46,382
Reinvested distributions                         1,815       35,862
Redeemed                                      (110,147)    (686,576)
-------------------------------------------------------------------
Net increase (decrease)                        (98,208)    (604,332)
-------------------------------------------------------------------

CLASS R5
Redeemed                                          (434)          --
-------------------------------------------------------------------
Net increase (decrease)                           (434)          --
-------------------------------------------------------------------

CLASS Z**
Sold                                               278          N/A
-------------------------------------------------------------------
Net increase (decrease)                            278          N/A
-------------------------------------------------------------------


 *Automatic conversion of Class B shares to Class A shares based on the original purchase date.
**For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  89

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


$144,602,644 were on loan, secured by U.S. government securities valued at $8,916,796 and by cash collateral of $140,150,585 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $533,701 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $749,022,330 and $651,445,673, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds

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90  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust
(REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,424,389 and accumulated net realized loss has been increased by $7,424,389.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  91

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                          2010         2009
------------------------------------------------------------------
Ordinary income.........................  $24,029,895  $18,282,665
Long-term capital gain..................           --   48,294,374


At Sept. 30, 2010, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   8,845,321
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(417,943,061)
Unrealized appreciation (depreciation)..........  $  34,143,406


For federal income tax purposes, the Fund had a capital loss carry-over of $341,773,117 at Sept. 30, 2010, that if not offset by capital gains will expire as follows:


    2017           2018
$21,514,298    $320,258,879


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2010, the Fund had a post-October loss of $76,169,884 that is treated for income tax purposes as occurring on Oct. 1, 2010.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


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92  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

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12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  93

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


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94  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA STRATEGIC ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund) (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                    COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT  95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Strategic Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


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96  COLUMBIA STRATEGIC ALLOCATION FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (88.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (2.9%)(c)
Ecopetrol SA
 Senior Unsecured
 07-23-19                               7.625%           $855,000          $1,034,550
Empresa Nacional del Petroleo
 Senior Unsecured
 07-08-19                               6.250             600,000(d)          665,092
Empresas Publicas de Medellin ESP
 Senior Unsecured
 07-29-19                               7.625             100,000(d)          119,365
Korea Development Bank
 Senior Unsecured
 01-23-14                               8.000             600,000             703,736
Kreditanstalt fuer Wiederaufbau
 (JPY) Government Guaranteed
 01-20-14                               1.350          54,000,000             668,531
Pemex Project Funding Master Trust
 03-01-18                               5.750             550,000             602,763
 05-03-19                               8.000             600,000             744,000
 01-21-21                               5.500           1,050,000(d)        1,116,359
 06-15-35                               6.625             870,000             950,414
 06-15-38                               6.625             450,000             484,635
Petrobras International Finance Co.
 03-15-19                               7.875             900,000           1,122,391
 01-20-20                               5.750             300,000             332,114
Petroleos de Venezuela SA
 04-12-17                               5.250           1,460,000             846,800
Petroleos de Venezuela SA
 Senior Unsecured
 10-28-16                               5.125             500,000             273,089
Petroleum Co. of Trinidad & Tobago Ltd.
 Senior Unsecured
 08-14-19                               9.750             200,000(d)          243,634
Qatari Diar Finance QSC
 Government Guaranteed
 07-21-20                               5.000             400,000(d)          419,977
                                                                      ---------------
Total                                                                      10,327,450
-------------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (2.6%)(c)
Bogota Distrito Capital
 (COP) Senior Unsecured
 07-26-28                               9.750         200,000,000(d)          152,774
New South Wales Treasury Corp.
 (AUD) Local Government Guaranteed
 05-01-12                               6.000           8,910,000           8,737,364
Provincia de Cordoba
 Senior Unsecured
 08-17-17                              12.375             540,000(d)          544,050
                                                                      ---------------
Total                                                                       9,434,188
-------------------------------------------------------------------------------------

SOVEREIGN (8.9%)(c)
Argentina Bonos
 Senior Unsecured
 09-12-13                               7.000           1,800,000           1,696,946
Argentina Government International Bond
 Senior Unsecured
 12-15-35                               0.000           3,250,000(g)          388,375
Brazilian Government International Bond
 Senior Unsecured
 01-22-21                               4.875             780,000             854,937
 01-07-41                               5.625           1,100,000           1,204,500
Bundesrepublik Deutschland
 (EUR)
 01-04-18                               4.000             830,000           1,284,727
 07-04-34                               4.750              55,000              98,281
Colombia Government International Bond
 09-18-37                               7.375             600,000             790,500
Colombia Government International Bond
 (COP)
 10-22-15                              12.000         585,000,000             425,958
Colombia Government International Bond
 Senior Unsecured
 03-18-19                               7.375             750,000             948,750
Dominican Republic International Bond
 Senior Unsecured
 05-06-21                               7.500             400,000(d)          450,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
El Salvador Government International Bond
 04-10-32                               8.250%           $850,000(d)         $969,000
 06-15-35                               7.650             490,000(d)          532,875
Government of the Cayman Islands
 Senior Unsecured
 11-24-19                               5.950             200,000(d)          214,000
Indonesia Government International Bond
 Senior Unsecured
 01-17-38                               7.750           1,200,000(d)        1,641,000
Lithuania Government International Bond
 Senior Unsecured
 09-14-17                               5.125             300,000(d)          297,375
Morgan Stanley
 (BRL) Senior Unsecured
 05-03-17                              10.090           1,050,000(d)          591,999
Peru Enhanced Pass-Through Finance Ltd.
 Senior Secured Zero Coupon
 05-31-18                               4.601           1,291,017(d,i)      1,042,496
Perusahaan Penerbit SBSN
 Senior Unsecured
 04-23-14                               8.800             700,000(d)          840,344
Peruvian Government International Bond
 Senior Unsecured
 03-30-19                               7.125             450,000             562,500
 07-21-25                               7.350             200,000             259,500
 11-21-33                               8.750              91,000             135,363
 03-14-37                               6.550             100,000             121,250
Philippine Government International Bond
 Senior Unsecured
 10-07-16                               8.750             100,000(d)          133,000
 01-15-19                               9.875              70,000             100,450
 01-20-20                               6.500           1,000,000(p)        1,195,000
 01-14-31                               7.750             200,000             266,000
Republic of Colombia
 (COP)
 06-28-27                               9.850         300,000,000             237,426
Republic of Iraq
 01-15-28                               5.800             250,000(d)          215,000
Russian Foreign Bond -- Eurobond
 03-31-30                               7.500           2,582,075(d)        3,093,171
Russian Foreign Bond -- Eurobond
 Senior Unsecured
 04-29-20                               5.000           1,200,000(d)        1,248,000
Turkey Government International Bond
 Senior Unsecured
 11-07-19                               7.500           1,300,000           1,595,750
 06-05-20                               7.000             850,000           1,017,875
 03-17-36                               6.875             480,000             558,000
 05-30-40                               6.750           1,500,000           1,713,750
Ukraine Government International Bond
 Senior Unsecured
 06-26-12                               6.385             250,000(d)          252,982
Uruguay Government International Bond
 11-18-22                               8.000             200,000             257,000
Uruguay Government International Bond
 (UYU)
 04-05-27                               4.250           9,677,154(e)          531,595
Uruguay Government International Bond
 Senior Unsecured
 03-21-36                               7.625             725,000            $935,250
Venezuela Government International Bond
 02-26-16                               5.750           2,050,000(d)        1,422,290
Venezuela Government International Bond
 Senior Unsecured
 10-08-14                               8.500             640,000             537,600
 05-07-23                               9.000           1,670,000(d)        1,131,425
                                                                      ---------------
Total                                                                      31,792,240
-------------------------------------------------------------------------------------

SUPRANATIONAL (0.8%)(c)
Corp. Andina de Fomento
 Senior Unsecured
 06-04-19                               8.125           1,400,000           1,747,858
European Investment Bank
 (JPY) Senior Unsecured
 06-20-17                               1.400          46,000,000             581,384
 01-18-27                               2.150          29,100,000             376,929
                                                                      ---------------
Total                                                                       2,706,171
-------------------------------------------------------------------------------------

TREASURY (10.8%)(c)
Brazil Notas do Tesouro Nacional
 (BRL)
 01-01-13                              10.000             372,000           2,173,949
Canadian Government Bond
 (CAD)
 06-01-18                               4.250           7,880,000           8,589,636


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TREASURY (CONT.)
French Treasury Note BTAN
 (EUR)
 07-12-15                               2.000%          3,000,000          $4,134,849
Indonesia Treasury Bond
 (IDR) Senior Unsecured
 09-15-19                              11.500       2,000,000,000             280,738
 11-15-20                              11.000       2,000,000,000             277,651
 06-15-21                              12.800      17,200,000,000           2,641,607
 07-15-22                              10.250       2,900,000,000             383,396
Italy Buoni Poliennali Del Tesoro
 (EUR)
 06-15-15                               3.000           2,000,000           2,755,713
Mexican Bonos
 (MXN)
 12-17-15                               8.000          14,850,000           1,298,873
 12-15-16                               7.250           6,590,000             561,026
 12-14-17                               7.750           9,500,000             831,004
Norway Government Bond
 (NOK)
 05-16-11                               6.000           3,837,000             666,707
 05-15-13                               6.500          17,655,000           3,311,368
Poland Government Bond
 (PLN)
 10-24-15                               6.250           3,100,000           1,117,370
 10-25-17                               5.250           3,655,000           1,255,512
Sweden Government Bond
 (SEK)
 05-05-14                               6.750          24,000,000           4,163,937
United Kingdom Gilt
 (GBP)
 03-07-19                               4.500           2,680,000           4,751,750
                                                                      ---------------
Total                                                                      39,195,086
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (3.9%)
U.S. Treasury
 07-15-12                               1.500             120,000(p)          122,428
 07-31-14                               2.625           1,000,000           1,064,531
 12-31-14                               2.625             170,000(p)          181,130
 08-31-15                               1.250              95,000(p)           94,970
 02-15-20                               3.625              51,000(p)           55,937
 08-15-20                               2.625             845,000(p)          852,922
 08-15-39                               4.500           1,235,000           1,414,075
 02-15-40                               4.625          $8,755,000         $10,229,674
 05-15-40                               4.375              20,000              22,463
                                                                      ---------------
Total                                                                      14,038,130
-------------------------------------------------------------------------------------

ASSET-BACKED (0.8%)
DT Auto Owner Trust
 Series 2009-1 Class A1
 10-15-15                               2.980           1,255,240(d)        1,263,387
Santander Drive Auto Receivables Trust
 Series 2007-1 Class A4 (FGIC)
 09-15-14                               0.307             370,290(h,r)        367,913
Santander Drive Auto Receivables Trust
 Series 2010-2 Class A2
 08-15-13                               0.950           1,150,000           1,151,006
                                                                      ---------------
Total                                                                       2,782,306
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.5%)(f)
Bear Stearns Commercial Mortgage Securities
 Series 2007-T28 Class A1
 09-11-42                               5.422             670,772             688,490
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2007-CD4 Class A2B
 12-11-49                               5.205           1,000,000           1,037,930
Credit Suisse First Boston Mortgage Securities Corp.
 Series 2004-C2 Class A1
 05-15-36                               3.819             807,657             818,019
Greenwich Capital Commercial Funding Corp.
 Series 2003-C2 Class A3
 01-05-36                               4.533           1,438,793           1,488,841
Greenwich Capital Commercial Funding Corp.
 Series 2007-GG11 Class A1
 12-10-49                               5.358             792,943             822,719
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-CB6 Class A1
 07-12-37                               4.393             594,627             611,116
TIAA Seasoned Commercial Mortgage Trust
 Series 2007-C4 Class A3
 08-15-39                               6.043              50,000              55,428
                                                                      ---------------
Total                                                                       5,522,543
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (2.0%)(f)
Countrywide Alternative Loan Trust
 CMO Series 2007-OH3 Class A3
 09-25-47                               0.756             276,036(h)           36,408


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Home Loan Mortgage Corp. #G02757
 06-01-36                               5.000%           $330,091            $348,832
Federal National Mortgage Association
 12-01-25                               3.500           1,500,000(m)        1,536,094
 10-01-40                               6.500             725,000(m)          790,476
Federal National Mortgage Association #702038
 05-01-33                               5.000             668,922             710,247
Federal National Mortgage Association #735224
 02-01-35                               5.500             609,916             655,314
Federal National Mortgage Association #745392
 12-01-20                               4.500             427,614             454,196
Federal National Mortgage Association #766641
 03-01-34                               5.000             391,942             415,298
Federal National Mortgage Association #770439
 04-01-34                               6.000              40,465              44,683
Federal National Mortgage Association #848482
 12-01-35                               6.000             520,934             566,170
Federal National Mortgage Association #909214
 07-01-38                               7.000             419,511             467,164
Federal National Mortgage Association #949320
 10-01-37                               7.000             469,598(q)          523,585
Wells Fargo Mortgage-Backed Securities Trust
 CMO Series 2005-14 Class 2A1
 12-25-35                               5.500             725,384             746,886
                                                                      ---------------
Total                                                                       7,295,353
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
Esterline Technologies Corp.
 08-01-20                               7.000              30,000(d)           31,050
Kratos Defense & Security Solutions, Inc.
 Senior Secured
 06-01-17                              10.000             715,000             757,900
Oshkosh Corp.
 03-01-17                               8.250             289,000             310,675
 03-01-20                               8.500             246,000             266,295
                                                                      ---------------
Total                                                                       1,365,920
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.5%)
Accuride Corp.
 Senior Secured
 08-01-18                               9.500             115,000(d)          120,750
Cooper-Standard Automotive, Inc.
 05-01-18                               8.500             432,000(d)          450,360
DPH Holdings Corp.
 10-06-14                              12.000                 214                 220
Lear Corp.
 03-15-18                               7.875             568,000             602,080
 03-15-20                               8.125             360,000             383,400
Tenneco, Inc.
 Senior Notes
 08-15-18                               7.750             184,000(d)          190,440
                                                                      ---------------
Total                                                                       1,747,250
-------------------------------------------------------------------------------------

BANKING (2.2%)
Banco de Credito del Peru
 (PEN) Subordinated Notes
 10-15-22                               7.170           2,000,000(c,d)        717,877
Bank of America Corp.
 Senior Unsecured
 05-01-18                               5.650             210,000             222,621
 07-01-20                               5.625           1,225,000           1,295,248
Citigroup, Inc.
 05-22-19                               8.500             525,000             649,079
Citigroup, Inc.
 Senior Unsecured
 05-15-18                               6.125             120,000             130,921
JPMorgan Chase & Co.
 Senior Unsecured
 04-23-19                               6.300             440,000             510,692
Morgan Stanley
 Senior Unsecured
 04-01-18                               6.625             250,000             277,164
 01-26-20                               5.500             500,000             515,496
 07-24-20                               5.500             380,000             391,483
Santander U.S. Debt SA Unipersonal
 Bank Guaranteed
 10-07-15                               3.781           1,500,000(c,d,m)    1,499,848
The Goldman Sachs Group, Inc.
 Senior Unsecured
 03-15-20                               5.375             750,000             790,509
Wells Fargo & Co.
 Senior Unsecured
 12-11-17                               5.625             750,000             854,240
                                                                      ---------------
Total                                                                       7,855,178
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

BROKERAGE (0.3%)
E*Trade Financial Corp.
 Senior Unsecured
 09-15-13                               7.375%           $120,000            $117,300
 12-01-15                               7.875             325,000             317,688
E*Trade Financial Corp.
 Senior Unsecured Pay-in-kind
 11-30-17                              12.500             585,000(j)          666,900
Lehman Brothers Holdings, Inc.
 Senior Unsecured
 05-02-18                               6.875              90,000(b,l)         21,150
                                                                      ---------------
Total                                                                       1,123,038
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.9%)
AMH Holdings, Inc.
 Senior Discount Notes
 03-01-14                              11.250             285,000             297,825
Associated Materials LLC/Financing, Inc.
 Senior Secured
 11-15-16                               9.875             747,000             903,870
Gibraltar Industries, Inc.
 12-01-15                               8.000           1,390,000           1,355,250
Norcraft Companies LP/Finance Corp.
 Senior Secured
 12-15-15                              10.500             419,000             437,331
Nortek, Inc.
 Senior Secured
 12-01-13                              11.000             230,000             244,375
                                                                      ---------------
Total                                                                       3,238,651
-------------------------------------------------------------------------------------

CHEMICALS (2.9%)
Ashland, Inc.
 06-01-17                               9.125             475,000             543,875
Celanese U.S. Holdings LLC
 10-15-18                               6.625              43,000(d)           43,860
CF Industries, Inc.
 05-01-18                               6.875           1,015,000           1,091,125
 05-01-20                               7.125           1,015,000           1,107,619
Chemtura Corp.
 Senior Unsecured
 06-01-16                               6.875           1,280,000(b,l)      1,471,999
Hexion U.S. Finance Corp./Nova Scotia ULC
 Senior Secured
 02-01-18                               8.875           1,163,000           1,139,740
Ineos Finance PLC
 Senior Secured
 05-15-15                               9.000             305,000(c,d)        318,725
Invista
 05-01-12                               9.250             357,000(d)          361,909
LyondellBasell Industries
 Senior Secured
 11-01-17                               8.000           1,094,000(d)        1,193,828
 05-01-18                              11.000              86,000              95,138
MacDermid, Inc.
 Senior Subordinated Notes
 04-15-17                               9.500           1,158,500(d)        1,210,632
Momentive Performance Materials, Inc.
 Pay-in-kind
 12-01-14                              10.125                 464(j)              471
Nova Chemicals Corp.
 Senior Unsecured
 11-01-16                               8.375             235,000(c)          247,338
 11-01-19                               8.625             365,000(c)          387,356
The Dow Chemical Co.
 Senior Unsecured
 05-15-19                               8.550             815,000           1,029,092
                                                                      ---------------
Total                                                                      10,242,707
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.9%)
Case New Holland, Inc.
 Senior Notes
 12-01-17                               7.875             726,000(d)          794,970
Terex Corp.
 Senior Unsecured
 06-01-16                              10.875             625,000             714,063
The Manitowoc Co., Inc.
 02-15-18                               9.500             719,000(p)          744,165
United Rentals North America, Inc.
 06-15-16                              10.875           1,000,000           1,128,750
                                                                      ---------------
Total                                                                       3,381,948
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.3%)
Garda World Security Corp.
 Senior Unsecured
 03-15-17                               9.750             780,000(c,d)        836,550


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CONSUMER CYCLICAL SERVICES (CONT.)
West Corp.
 10-15-14                               9.500%           $240,000            $251,100
 10-15-16                              11.000              96,000             102,000
                                                                      ---------------
Total                                                                       1,189,650
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.5%)
AAC Group Holding Corp.
 Senior Discount Notes
 10-01-12                              10.250             970,000(d)          955,450
American Achievement Corp.
 04-01-12                               8.250           1,317,000(d)        1,307,122
Central Garden and Pet Co.
 03-01-18                               8.250             640,000             652,800
Jarden Corp.
 05-01-16                               8.000             280,000             298,200
 05-01-17                               7.500             625,000             646,875
 01-15-20                               7.500             151,000             156,663
NBTY, Inc.
 10-01-18                               9.000              50,000(d,m)         52,500
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                               9.500             885,000(d)          960,225
Visant Corp.
 Senior Notes
 10-01-17                              10.000             425,000(d)          445,188
                                                                      ---------------
Total                                                                       5,475,023
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.5%)
Amsted Industries, Inc.
 Senior Notes
 03-15-18                               8.125             682,000(d)          712,690
CPM Holdings, Inc.
 Senior Secured
 09-01-14                              10.625             385,000(d)          414,838
Pinafore LLC/Inc.
 Senior Secured
 09-21-16                               9.000              90,000(d)           94,275
SPX Corp.
 09-01-17                               6.875             428,000(d)          453,680
                                                                      ---------------
Total                                                                       1,675,483
-------------------------------------------------------------------------------------

ELECTRIC (4.3%)
Aes Dominicana Energia Finance SA
 12-13-15                              11.000             200,000(c,d)        212,000
Arizona Public Service Co.
 Senior Unsecured
 08-01-16                               6.250             904,000           1,051,596
CenterPoint Energy Houston Electric LLC
 03-01-14                               7.000             980,000           1,156,971
Dynegy Holdings, Inc.
 Senior Unsecured
 06-01-15                               7.500             286,000             225,225
 05-01-16                               8.375             500,000             390,000
Edison Mission Energy
 Senior Unsecured
 05-15-17                               7.000             385,000             278,163
Energy Future Holdings Corp.
 11-01-17                              10.875              99,000              59,400
Energy Future Holdings Corp.
 Senior Secured
 01-15-20                              10.000             350,000(d)          347,466
Energy Future Intermediate Holding Co. LLC/Finance, Inc.
 Senior Secured
 12-01-20                              10.000             432,000             428,723
Florida Power Corp.
 1st Mortgage
 06-15-38                               6.400             200,000             247,372
Indiana Michigan Power Co.
 Senior Unsecured
 03-15-37                               6.050             200,000             221,563
Majapahit Holding BV
 06-28-17                               7.250             562,000(c,d)        646,300
 01-20-20                               7.750           1,100,000(c,d)      1,323,065
Midwest Generation LLC
 Pass-Through Certificates
 01-02-16                               8.560             163,134             161,298
National Power Corp.
 Government Guaranteed
 11-02-16                               6.875             300,000(c,d)        352,252
Nevada Power Co.
 05-15-18                               6.500             780,000             939,933
 08-01-18                               6.500             720,000             865,719
Nisource Finance Corp.
 09-15-17                               5.250             760,000             831,165
NRG Energy, Inc.
 02-01-16                               7.375           1,350,000           1,388,812


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
PacifiCorp
 1st Mortgage
 09-15-13                               5.450%           $255,000            $284,389
Power Sector Assets & Liabilities Management Corp.
 Government Guaranteed
 05-27-19                               7.250             410,000(c,d)        496,100
Sierra Pacific Power Co.
 09-01-13                               5.450             500,000             550,861
 05-15-16                               6.000             485,000             566,233
Texas Competitive Electric Holdings Co. LLC
 11-01-15                              10.250             589,000             385,795
The Cleveland Electric Illuminating Co.
 1st Mortgage
 11-15-18                               8.875             500,000             666,692
TransAlta Corp.
 Senior Unsecured
 05-15-18                               6.650             990,000(c)        1,162,975
                                                                      ---------------
Total                                                                      15,240,068
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.7%)
AMC Entertainment, Inc.
 Senior Unsecured
 06-01-19                               8.750             528,000             556,380
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
 08-01-18                               9.125             175,000(d)          184,625
Regal Cinemas Corp.
 07-15-19                               8.625             770,000             807,538
Speedway Motorsports, Inc.
 06-01-16                               8.750             815,000             867,975
                                                                      ---------------
Total                                                                       2,416,518
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.2%)
Anheuser-Busch InBev Worldwide, Inc.
 11-15-14                               5.375           1,330,000(d)        1,492,856
B&G Foods, Inc.
 01-15-18                               7.625             385,000             401,363
Bracol Holding Ltda
 Senior Unsecured
 10-05-16                              10.250             220,000(c,d)        245,014
Cerveceria Nacional Dominicana C por A
 03-27-12                              16.000             200,000(c,d)        183,000
Cott Beverages USA, Inc.
 09-01-18                               8.125             185,000(d)          195,869
Cott Beverages, Inc.
 11-15-17                               8.375              35,000(d)           37,056
Del Monte Corp.
 10-15-19                               7.500             595,000             641,856
Kraft Foods, Inc.
 Senior Unsecured
 08-11-17                               6.500             280,000             335,144
 02-01-18                               6.125           1,310,000           1,544,497
Marfrig Overseas Ltd.
 11-16-16                               9.625             120,000(c,d)        128,700
 05-04-20                               9.500             200,000(c,d)        210,567
MHP SA
 04-29-15                              10.250             512,000(c,d)        538,457
Michael Foods, Inc.
 Senior Notes
 07-15-18                               9.750             455,000(d)          486,850
Pinnacle Foods Finance LLC/Corp.
 04-01-17                              10.625             399,000             424,436
 09-01-17                               8.250             275,000(d)          277,750
Pinnacle Foods Finance LLC/Corp.
 Senior Unsecured
 04-01-15                               9.250             453,000(d)          471,120
U.S. Foodservice
 Senior Notes
 06-30-15                              10.750             301,000(d)          307,020
                                                                      ---------------
Total                                                                       7,921,555
-------------------------------------------------------------------------------------

GAMING (2.2%)
Boyd Gaming Corp.
 Senior Subordinated Notes
 02-01-16                               7.125             384,000             321,120
Circus & Eldorado Joint Venture/Silver Legacy Capital Corp.
 1st Mortgage
 03-01-12                              10.125             202,000             187,860
FireKeepers Development Authority
 Senior Secured
 05-01-15                              13.875             855,000(d)        1,001,419
MGM Resorts International
 Senior Secured
 11-15-17                              11.125             525,000             597,844
MGM Resorts International
 Senior Unsecured
 03-01-18                              11.375           1,095,000(p)        1,042,988


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Pinnacle Entertainment, Inc.
 06-15-15                               7.500%           $285,000            $275,738
 05-15-20                               8.750           1,589,000           1,565,164
Pokagon Gaming Authority
 Senior Notes
 06-15-14                              10.375           1,261,000(d)        1,316,168
San Pasqual Casino
 09-15-13                               8.000              76,000(d)           74,575
Seminole Indian Tribe of Florida
 Senior Secured
 10-01-20                               6.535             275,000(d)          246,953
Shingle Springs Tribal Gaming Authority
 Senior Notes
 06-15-15                               9.375           1,150,000(d)          856,750
Tunica-Biloxi Gaming Authority
 Senior Unsecured
 11-15-15                               9.000             402,000(d)          359,790
                                                                      ---------------
Total                                                                       7,846,369
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.3%)
Energy Transfer Equity LP
 10-15-20                               7.500             770,000             810,425
Niska Gas Storage U.S. LLC/Canada ULC
 Senior Unsecured
 03-15-18                               8.875             236,000(d)          256,802
                                                                      ---------------
Total                                                                       1,067,227
-------------------------------------------------------------------------------------

GAS PIPELINES (2.4%)
AK Transneft OJSC Via TransCapitalInvest Ltd.
 Senior Unsecured
 03-05-14                               5.670             830,000(c,d)        868,237
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                               7.750             375,000             384,353
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                               6.800           3,219,000           3,793,335
El Paso Corp.
 Senior Unsecured
 02-15-16                               8.250             405,000             449,550
Northwest Pipeline GP
 Senior Unsecured
 04-15-17                               5.950             500,000             571,966
Regency Energy Partners LP/Finance Corp.
 12-15-13                               8.375             140,000             145,950
 06-01-16                               9.375             430,000(d)          473,000
Southern Star Central Corp.
 Senior Notes
 03-01-16                               6.750             575,000             580,750
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 08-15-11                               7.000           1,150,000           1,208,338
                                                                      ---------------
Total                                                                       8,475,479
-------------------------------------------------------------------------------------

HEALTH CARE (2.5%)
American Renal Holdings
 Senior Secured
 05-15-18                               8.375             217,000(d)          223,510
Apria Healthcare Group, Inc.
 Senior Secured
 11-01-14                              11.250             480,000             528,000
HCA, Inc.
 Secured
 11-15-16                               9.250             950,000           1,028,375
HCA, Inc.
 Senior Secured
 09-15-20                               7.250           1,000,000           1,069,999
Healthsouth Corp.
 02-15-20                               8.125             950,000             988,000
IASIS Healthcare LLC/Capital Corp.
 06-15-14                               8.750             535,000             547,038
inVentiv Health, Inc.
 08-15-18                              10.000             855,000(d)          852,863
LifePoint Hospitals, Inc.
 10-01-20                               6.625             205,000(d)          209,100
Multiplan, Inc.
 09-01-18                               9.875             446,000(d)          464,955
Omnicare, Inc.
 06-01-20                               7.750             154,000             157,465
Radiation Therapy Services, Inc.
 Senior Subordinated Notes
 04-15-17                               9.875             865,000(d)          854,188
Select Medical Corp.
 02-01-15                               7.625             905,000             883,506


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Tenet Healthcare Corp.
 Senior Unsecured
 08-01-20                               8.000%           $540,000(d)         $537,300
Vanguard Health Holding Co. II LLC/Inc.
 02-01-18                               8.000             674,000             684,110
                                                                      ---------------
Total                                                                       9,028,409
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.7%)
Beazer Homes USA, Inc.
 06-15-18                               9.125           1,177,000           1,100,495
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                              10.625           1,045,000           1,046,306
KB Home
 06-15-15                               6.250             210,000             200,550
                                                                      ---------------
Total                                                                       2,347,351
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (3.3%)
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                               5.950             265,000             289,361
Berry Petroleum Co.
 Senior Subordinated Notes
 11-01-16                               8.250              50,000              51,250
Berry Petroleum Co.
 Senior Unsecured
 06-01-14                              10.250             550,000             620,125
Brigham Exploration Co.
 10-01-18                               8.750             170,000(d)          174,675
Chesapeake Energy Corp.
 08-15-20                               6.625           1,020,000           1,065,900
Comstock Resources, Inc.
 10-15-17                               8.375              55,000              56,375
Continental Resources, Inc.
 10-01-20                               7.375             212,000(d)          222,600
 04-01-21                               7.125             260,000(d)          268,450
Denbury Resources, Inc.
 03-01-16                               9.750             715,000             802,588
EXCO Resources, Inc.
 09-15-18                               7.500             715,000             708,744
Forest Oil Corp.
 02-15-14                               8.500           1,120,000           1,223,599
Hilcorp Energy I LP/Finance Co.
 Senior Unsecured
 11-01-15                               7.750             800,000(d)          808,000
Petrohawk Energy Corp.
 06-01-15                               7.875             625,000             654,688
 08-15-18                               7.250             320,000(d)          326,400
QEP Resources, Inc.
 Senior Unsecured
 03-01-21                               6.875             470,000             508,775
Quicksilver Resources, Inc.
 08-01-15                               8.250             795,000             840,713
Range Resources Corp.
 05-01-18                               7.250           1,250,000           1,318,749
 08-01-20                               6.750             345,000             356,213
SandRidge Energy, Inc.
 06-01-18                               8.000             490,000(d)          480,200
SandRidge Energy, Inc.
 Pay-in-kind
 04-01-15                               8.625              93,000(j)           93,000
Southwestern Energy Co.
 Senior Notes
 02-01-18                               7.500           1,000,000           1,130,000
                                                                      ---------------
Total                                                                      12,000,405
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.5%)
Lukoil International Finance BV
 11-05-19                               7.250           1,100,000(c,d)      1,199,140
TNK-BP Finance SA
 03-13-18                               7.875             425,000(c,d)        478,125
                                                                      ---------------
Total                                                                       1,677,265
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
ING Groep NV
 12-31-49                               5.775             715,000(c,h)        641,713
-------------------------------------------------------------------------------------

LODGING (0.2%)
Starwood Hotels & Resorts Worldwide, Inc.
 Senior Unsecured
 12-01-19                               7.150             585,000             634,725
-------------------------------------------------------------------------------------

MEDIA CABLE (2.6%)
Cablevision Systems Corp.
 Senior Unsecured
 09-15-17                               8.625           1,000,000           1,100,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA CABLE (CONT.)
CCO Holdings LLC/Capital Corp.
 10-30-17                               7.250%           $216,000(d)         $218,970
 04-30-18                               7.875             370,000(d)          383,875
 04-30-20                               8.125             158,000(d)          167,480
Cequel Communications Holdings I LLC/Capital Corp.
 Senior Unsecured
 11-15-17                               8.625             525,000(d)          553,875
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                               8.000           1,000,000(d)        1,060,000
Comcast Corp.
 03-15-11                               5.500             750,000             766,571
 07-01-39                               6.550              35,000              39,621
CSC Holdings LLC
 Senior Unsecured
 06-15-15                               8.500             500,000             545,625
DIRECTV Holdings LLC/Financing Co., Inc.
 02-15-16                               3.125           1,695,000           1,711,500
DISH DBS Corp.
 02-01-16                               7.125             850,000             893,563
Insight Communications Co., Inc.
 Senior Notes
 07-15-18                               9.375             180,000(d)          193,500
Mediacom LLC/Capital Corp.
 08-15-19                               9.125             584,000             604,440
Virgin Media Secured Finance PLC
 Senior Secured
 01-15-18                               6.500           1,037,000(c)        1,094,035
                                                                      ---------------
Total                                                                       9,333,055
-------------------------------------------------------------------------------------

MEDIA NON-CABLE (2.6%)
Clear Channel Worldwide Holdings, Inc.
 12-15-17                               9.250             830,000             886,025
Entravision Communications Corp.
 Senior Secured
 08-01-17                               8.750             895,000(d)          919,613
Gray Television, Inc.
 Senior Secured
 06-29-15                              10.500           1,092,000(p)        1,090,634
Intelsat Jackson Holdings SA
 06-15-16                              11.250             465,000(c)          505,688
Intelsat Jackson Holdings SA
 Senior Unsecured
 10-15-20                               7.250             755,000(c,d)        758,775
Intelsat Subsidiary Holding Co. SA
 01-15-15                               8.875             500,000(c,d)        517,500
Lamar Media Corp.
 04-01-14                               9.750             261,000             298,845
Nielsen Finance LLC/Co.
 10-15-18                               7.750             820,000(d,m)        813,989
Reed Elsevier Capital, Inc.
 08-01-11                               6.750             300,000             314,936
RR Donnelley & Sons Co.
 Senior Unsecured
 01-15-17                               6.125             300,000             314,095
Salem Communications Corp.
 Senior Secured
 12-15-16                               9.625             505,000             536,563
Sinclair Television Group, Inc.
 Secured
 11-01-17                               9.250             225,000(d)          241,313
Sinclair Television Group, Inc.
 Senior Notes
 10-15-18                               8.375             210,000(d,m)        211,575
Sirius XM Radio, Inc.
 04-01-15                               8.750             290,000(d)          308,125
Sirius XM Radio, Inc.
 Senior Secured
 09-01-15                               9.750             545,000(d)          600,181
The Interpublic Group of Companies, Inc.
 Senior Unsecured
 07-15-17                              10.000             750,000             875,625
Umbrella Acquisition, Inc.
 Pay-in-kind
 03-15-15                               9.750             105,250(d,j)        100,777
                                                                      ---------------
Total                                                                       9,294,259
-------------------------------------------------------------------------------------

METALS (1.8%)
Aleris International, Inc.
 Senior Unsecured
 06-01-20                               6.000               3,093(s,v)          3,093
ArcelorMittal
 Senior Unsecured
 10-15-39                               7.000             445,000(c)          454,600


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
METALS (CONT.)
Arch Coal, Inc.
 08-01-16                               8.750%         $2,033,000          $2,241,382
 10-01-20                               7.250              45,000              47,475
Consol Energy, Inc.
 04-01-17                               8.000             741,000(d)          802,133
 04-01-20                               8.250             599,000(d)          652,910
Noranda Aluminum Acquisition Corp.
 Pay-in-kind
 05-15-15                               5.373           1,764,769(h,j)      1,484,611
Novelis, Inc.
 02-15-15                               7.250              51,000(c)           51,893
Vedanta Resources PLC
 Senior Unsecured
 07-18-18                               9.500             600,000(c,d)        647,758
                                                                      ---------------
Total                                                                       6,385,855
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (0.3%)
American General Finance Corp.
 Senior Unsecured
 12-15-17                               6.900           1,297,000           1,082,995
-------------------------------------------------------------------------------------

NON-CAPTIVE DIVERSIFIED (2.9%)
Ally Financial, Inc.
 03-15-20                               8.000           2,398,000(d)        2,619,814
 09-15-20                               7.500             635,000(d)          677,863
CIT Group, Inc.
 Senior Secured
 05-01-16                               7.000             475,000             467,875
 05-01-17                               7.000           2,265,000           2,216,868
Ford Motor Credit Co. LLC
 Senior Unsecured
 04-15-15                               7.000             597,000             637,942
 12-15-16                               8.000             395,000             446,497
 08-15-17                               6.625           1,000,000           1,067,500
General Electric Capital Corp.
 Senior Unsecured
 01-10-39                               6.875             965,000           1,108,201
International Lease Finance Corp.
 Senior Unsecured
 03-15-17                               8.750             429,000(d)          460,103
 09-01-17                               8.875             535,000             579,138
                                                                      ---------------
Total                                                                      10,281,801
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.8%)
Bristow Group, Inc.
 09-15-17                               7.500             445,000             456,125
Expro Finance Luxembourg SCA
 Senior Secured
 12-15-16                               8.500             810,000(c,d)        766,436
Gazprom OAO Via Gazstream SA
 07-22-13                               5.625              20,335(c,d)         21,073
Gazprom Via Gaz Capital SA
 Secured
 07-31-14                               8.125             380,000(c,d)        434,150
Gazprom Via Gaz Capital SA
 Senior Unsecured
 11-22-16                               6.212             400,000(c,d)        426,000
 04-11-18                               8.146             450,000(c,d)        526,500
 08-16-37                               7.288             300,000(c,d)        334,140
Gazprom Via Gaz Capital SA
 Senior Unsecured
 03-07-22                               6.510             300,000(c,d)        319,140
KazMunaiGaz Finance Sub BV
 01-23-15                              11.750             400,000(c,d)        503,500
 07-02-18                               9.125             850,000(c,d)      1,025,312
 05-05-20                               7.000             400,000(c,d)        440,598
McJunkin Red Man Corp.
 Senior Secured
 12-15-16                               9.500             677,000(d)          610,993
Offshore Group Investments Ltd.
 Senior Secured
 08-01-15                              11.500             705,000(c,d)        740,987
                                                                      ---------------
Total                                                                       6,604,954
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.1%)
Cardtronics, Inc.
 09-01-18                               8.250             410,000             428,450
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.2%)
Aquilex Holdings LLC/Finance Corp.
 12-15-16                              11.125             553,000             547,470
Chart Industries, Inc.
 10-15-15                               9.125             170,000             175,100
                                                                      ---------------
Total                                                                         722,570
-------------------------------------------------------------------------------------

PACKAGING (1.2%)
Ardagh Packaging Finance PLC
 10-15-20                               9.125             285,000(c,d,m)      285,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
PACKAGING (CONT.)
Ball Corp.
 09-01-19                               7.375%           $650,000            $706,875
Crown Americas LLC/Capital Corp. II
 05-15-17                               7.625             750,000             810,000
Owens-Brockway Glass Container, Inc.
 05-15-16                               7.375           1,050,000           1,130,062
Reynolds Group Issuer, Inc./LLC
 05-15-18                               8.500             455,000(d)          442,488
Silgan Holdings, Inc.
 Senior Unsecured
 08-15-16                               7.250           1,035,000           1,098,394
                                                                      ---------------
Total                                                                       4,472,819
-------------------------------------------------------------------------------------

PAPER (0.8%)
Cascades, Inc.
 12-15-17                               7.750           1,300,000(c)        1,355,250
Georgia-Pacific LLC
 06-15-15                               7.700             950,000           1,052,125
 05-01-16                               8.250             235,000(d)          261,144
Graphic Packaging International, Inc.
 10-01-18                               7.875              99,000             101,475
                                                                      ---------------
Total                                                                       2,769,994
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Patheon, Inc.
 Senior Secured
 04-15-17                               8.625             372,000(c,d)        382,230
Valeant Pharmaceuticals International
 10-01-20                               7.000             775,000(d)          792,438
Valeant Pharmaceuticals International
 Senior Notes
 10-01-17                               6.750             175,000(d)          178,500
Warner Chilcott Co. LLC/Finance
 09-15-18                               7.750             819,000(c,d)        841,522
                                                                      ---------------
Total                                                                       2,194,690
-------------------------------------------------------------------------------------

RAILROADS (--%)
CSX Corp.
 Senior Unsecured
 03-15-13                               5.750             100,000             110,178
-------------------------------------------------------------------------------------

RETAILERS (0.7%)
Michaels Stores, Inc.
 11-01-16                              11.375             150,000             162,938
QVC, Inc.
 Senior Secured
 04-15-17                               7.125             468,000(d)          482,040
Rite Aid Corp.
 Senior Secured
 08-15-20                               8.000             300,000(d)          303,750
The Neiman Marcus Group, Inc.
 10-15-15                              10.375             465,000(p)          488,250
The Neiman Marcus Group, Inc.
 Pay-in-kind
 10-15-15                               9.000             120,000(j,p)        124,650
Toys R Us -- Delaware, Inc.
 Senior Secured
 09-01-16                               7.375             133,000(d)          136,990
Toys R Us Property Co. I LLC
 07-15-17                              10.750             561,000             633,930
                                                                      ---------------
Total                                                                       2,332,548
-------------------------------------------------------------------------------------

TECHNOLOGY (2.0%)
Amkor Technology, Inc.
 Senior Unsecured
 05-01-18                               7.375             491,000(d)          497,138
Avaya, Inc.
 11-01-15                               9.750             325,000             306,313
First Data Corp.
 09-24-15                               9.875             760,000             621,300
First Data Corp.
 Senior Secured
 08-15-20                               8.875             535,000(d,p)        555,063
Freescale Semiconductor, Inc.
 Senior Secured
 04-15-18                               9.250             265,000(d)          275,600
Interactive Data Corp.
 08-01-18                              10.250             555,000(d)          593,850
Iron Mountain, Inc.
 Senior Subordinated Notes
 08-15-21                               8.375             760,000             820,800
NXP BV/Funding LLC
 Senior Secured
 08-01-18                               9.750           2,405,000(c,d)      2,561,324
Trans Union LLC/Financing Corp.
 06-15-18                              11.375             415,000(d)          473,100


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
WireCo WorldGroup, Inc.
 Senior Unsecured
 05-15-17                               9.500%           $390,000(d)         $403,650
                                                                      ---------------
Total                                                                       7,108,138
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
ERAC USA Finance LLC
 10-15-37                               7.000             755,000(d)          869,797
The Hertz Corp.
 01-01-14                               8.875             415,000             425,894
 10-15-18                               7.500             375,000(d)          373,594
                                                                      ---------------
Total                                                                       1,669,285
-------------------------------------------------------------------------------------

WIRELESS (1.9%)
CC Holdings GS V LLC/Crown Castle GS III Corp.
 Senior Secured
 05-01-17                               7.750             138,000(d)          152,490
Clearwire Communications LLC/Finance, Inc.
 Senior Secured
 12-01-15                              12.000             598,500(d)          644,808
Cricket Communications, Inc.
 Senior Secured
 05-15-16                               7.750             375,000             397,969
Crown Castle International Corp.
 Senior Unsecured
 11-01-19                               7.125             535,000             569,106
MetroPCS Wireless, Inc.
 09-01-18                               7.875             720,000             738,000
Nextel Communications, Inc.
 08-01-15                               7.375             500,000             502,500
SBA Telecommunications, Inc.
 08-15-16                               8.000             780,000             838,500
 08-15-19                               8.250             280,000             308,000
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                               8.375           1,527,000           1,656,794
United States Cellular Corp.
 Senior Unsecured
 12-15-33                               6.700             155,000             162,721
Wind Acquisition Finance SA
 Secured
 07-15-17                              11.750             750,000(c,d)        840,469
                                                                      ---------------
Total                                                                       6,811,357
-------------------------------------------------------------------------------------

WIRELINES (4.1%)
AT&T, Inc.
 Senior Unsecured
 03-15-11                               6.250               5,000               5,126
 02-15-39                               6.550           1,120,000           1,302,531
Cincinnati Bell, Inc.
 10-15-17                               8.250             690,000             696,900
Embarq Corp.
 Senior Unsecured
 06-01-36                               7.995             130,000             138,220
Frontier Communications Corp.
 Senior Unsecured
 04-15-15                               7.875             104,000             112,320
 04-15-17                               8.250             260,000             284,375
 04-15-20                               8.500             330,000             364,238
Integra Telecom Holdings, Inc.
 Senior Secured
 04-15-16                              10.750             462,000(d)          464,310
ITC Deltacom, Inc.
 Senior Secured
 04-01-16                              10.500           1,433,000           1,456,285
Level 3 Financing, Inc.
 02-15-17                               8.750           1,030,000             916,700
PAETEC Holding Corp.
 Senior Secured
 06-30-17                               8.875             723,000             755,535
Qtel International Finance Ltd.
 06-10-19                               7.875             600,000(c,d)        743,305
Telecom Italia Capital SA
 07-18-36                               7.200             105,000(c)          112,906
Telefonica Emisiones SAU
 04-27-15                               3.729           1,185,000(c)        1,239,214
TELUS Corp.
 Senior Unsecured
 06-01-11                               8.000             761,000(c)          796,871
tw telecom holdings, inc.
 03-01-18                               8.000             427,000             447,283
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                               6.875           1,603,000           1,729,043
 04-01-32                               7.375           1,190,000           1,404,154
West Corp.
 Senior Unsecured
 10-01-18                               8.625             280,000(d,m)        280,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Windstream Corp.
 11-01-17                               7.875%           $400,000            $417,000
 03-15-19                               7.000           1,100,000           1,078,000
                                                                      ---------------
Total                                                                      14,744,316
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $288,222,795)                                                     $316,032,663
-------------------------------------------------------------------------------------



SENIOR LOANS (9.8%)(n)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.1%)
Triumph Group, Inc.
 Term Loan
 06-16-16                               4.500%            $50,000             $50,188
Wesco Aircraft Hardware Corp.
 1st Lien Term Loan
 09-30-13                               2.510             110,961             108,834
Wesco Aircraft Hardware Corp.
 2nd Lien Term Loan
 03-28-14                               6.010             119,167             116,684
                                                                      ---------------
Total                                                                         275,706
-------------------------------------------------------------------------------------

AIRLINES (--%)
United Airlines, Inc.
 Tranche B Term Loan
 02-01-14                               2.313              97,854              91,738
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Allison Transmission, Inc.
 Term Loan
 08-07-14                         3.010-3.050              96,749              90,715
Delphi Holdings LLP
 Tranche A Term Loan
 10-06-14                               6.000                 183                 172
Delphi Holdings LLP
 Tranche B Term Loan
 10-06-14                               6.000               1,851(w)            1,746
Ford Motor Co.
 Tranche B2 Term Loan
 12-15-13                         3.010-3.050             297,744             289,517
Goodyear Engineered Product
 Delayed Draw Term Loan
 07-31-14                               2.760               6,094               5,262
Goodyear Engineered Product
 Term Loan
 07-31-14                               2.760              42,547              36,737
The Goodyear Tire & Rubber Co.
 2nd Lien Term Loan
 04-30-14                               2.240             263,297             246,693
                                                                      ---------------
Total                                                                         670,842
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Nuveen Investments, Inc.
 1st Lien Term Loan
 11-13-14                         3.289-3.481             112,700             101,120
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.1%)
Custom Building Products, Inc.
 Term Loan
 03-19-15                               5.750              89,492              88,820
Springs Window Fashions LLC
 Tranche B Term Loan
 12-31-12                               3.063             141,460             133,917
The Hillman Group, Inc.
 Term Loan
 05-31-16                               5.500             100,000             100,083
                                                                      ---------------
Total                                                                         322,820
-------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Brenntag Holding Gmbh & Co. KG
 2nd Lien Term Loan
 07-17-15                               6.473             125,000(c)          124,531
Brenntag Holding Gmbh & Co. KG
 Tranche 1 Term Loan
 01-20-14                         4.006-4.477              23,563(c)           23,534
Brenntag Holding Gmbh & Co. KG
 Tranche B2 Term Loan
 01-20-14                         4.007-4.058             159,861(c)          160,011
Celanese US Holdings LLC
 Term Loan
 04-02-14                               0.258             525,455             515,276


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (CONT.)
Chemtura Corp.
 Debtor In Possession
 Term Loan
 02-11-11                               6.000%           $325,000(k)         $327,235
Hexion Specialty Chemicals, Inc.
 Tranche C1B Term Loan
 05-05-15                               4.063             129,943             124,054
Hexion Specialty Chemicals, Inc.
 Tranche C2B Term Loan
 05-05-15                               4.063              57,699              55,085
Hexion Specialty Chemicals, Inc.
 Tranche C5B Term Loan
 05-05-15                               4.063              97,000              90,938
Huntsman International LLC
 Tranche B Term Loan
 04-19-14                         1.773-1.981             158,839             151,862
Huntsman International LLC
 Tranche C Term Loan
 06-30-16                         2.506-2.523             128,186             122,841
Kraton Polymers LLC
 Term Loan
 05-12-13                               2.313              65,004              62,364
LyondellBasell Industries
 Term Loan
 04-08-16                               5.500             150,000             151,097
Millenium Chemicals
 1st Lien Term Loan
 05-15-14                               2.539             154,996             145,988
Millenium Chemicals
 2nd Lien Term Loan
 11-15-14                               6.039             125,000             115,000
Nalco Co. Term Loan
 TDB                                      TBD             175,000(m,o)        174,124
 05-13-16                               6.500             173,250             172,774
PQ Corp.
 1st Lien Term Loan
 07-30-14                         3.510-3.730              73,500              68,263
Rockwood Specialties Group, Inc.
 Tranche H Term Loan
 05-15-14                               6.000             104,696             104,893
Univar, Inc.
 Tranche B Term Loan
 10-10-14                               4.750             496,211             490,628
                                                                      ---------------
Total                                                                       3,180,498
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.3%)
Flowserve Corp.
 Term Loan
 08-10-12                               1.813             611,119             608,063
The Manitowoc Co., Inc.
 Tranche A Term Loan
 11-06-13                               5.563             350,000             347,228
                                                                      ---------------
Total                                                                         955,291
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.1%)
Affinion Group, Inc.
 Tranche B Term Loan
 10-09-16                               5.000             199,500             195,219
Live Nation Entertainment, Inc.
 Tranche B Term Loan
 11-07-16                               4.500              74,813              73,877
The ServiceMaster Co.
 Letter of Credit
 07-24-14                               0.164             175,000             160,344
                                                                      ---------------
Total                                                                         429,440
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
Amscan Holdings, Inc.
 Term Loan
 05-27-13                               2.539             200,547             189,894
Fender Musical Instruments Corp.
 Delayed Draw Term Loan
 06-09-14                               2.550              14,415              12,829
Fender Musical Instruments Corp.
 Term Loan
 06-09-14                               2.540              28,536              25,397
Jarden Corp.
 Tranche B4 Term Loan
 01-26-15                               3.539             299,754             299,754
NBTY, Inc.
 Tranche B Term Loan
 TBD                                      TBD             125,000(m,o)        126,188


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CONSUMER PRODUCTS (CONT.)
Prestige Brands, Inc.
 Term Loan
 03-24-16                               4.750%            $74,813             $74,929
Visant Corp.
 Tranche B Term Loan
 12-22-16                               7.000              75,000              75,313
                                                                      ---------------
Total                                                                         804,304
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
Contech Construction Products, Inc.
 Term Loan
 01-31-13                               4.250             363,269             308,779
IMG Worldwide, Inc.
 Tranche B Term Loan
 06-15-15                               7.250             200,000             194,500
N.E.W. Holdings I LLC
 Term Loan
 03-23-16                               6.000             287,143             283,852
Pinafore LLC/Inc.
 Tranche B Term Loan
 09-21-16                               6.750              50,000(c)           50,411
                                                                      ---------------
Total                                                                         837,542
-------------------------------------------------------------------------------------

ELECTRIC (0.3%)
Boston Generating LLC
 1st Lien Revolving Term Loan
 12-20-13                               0.164               2,442               2,360
Boston Generating LLC
 1st Lien Synthetic Letter of Credit
 12-20-13                              0.164-
                                        4.546              25,749              24,880
Boston Generating LLC
 Tranche B 1st Lien Term Loan
 12-20-13                               6.500             152,186             147,050
Dynegy Holdings, Inc.
 Letter of Credit
 04-02-13                               4.010             184,888             182,603
Energy Future Holdings
 Tranche B2 Term Loan
 10-10-14                         3.758-4.066             289,626             224,899
FirstLight Power Resources, Inc.
 Synthetic Letter of Credit
 11-01-13                               0.163                 571                 534
FirstLight Power Resources, Inc.
 Tranche B 1st Lien Term Loan
 11-01-13                               2.813              31,052              29,033
GeNon Energy, Inc./Americas Inc.
 Term Loan
 TBD                                      TBD             100,000(m,o)         99,625
Great Point Power LLC
 Term Loan
 03-10-17                               5.500              99,750              99,501
New Development Holdings LLC
 Term Loan
 07-03-17                               7.000             100,000             101,393
NRG Energy, Inc.
 Credit Linked Deposit
 02-01-13                         1.789-3.539              51,826              51,615
NRG Energy, Inc.
 Term Loan
 02-01-13                         1.756-1.789              16,397              15,920
 08-31-15                               3.539              61,663              61,412
RRI Energy, Inc.
 Letter of Credit
 06-30-14                               0.256              50,000              49,438
                                                                      ---------------
Total                                                                       1,090,263
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.4%)
24 Hour Fitness Worldwide, Inc.
 Tranche B Term Loan
 04-22-16                               6.750             225,000             214,688
AMC Entertainment, Inc.
 Term Loan
 01-28-13                               1.756             101,572              99,080
Carmike Cinemas, Inc.
 Term Loan
 01-27-16                               5.500             183,906             184,005
Cedar Fair LP
 Term Loan
 12-15-16                               5.500             150,000             151,100
Cinemark USA, Inc.
 Term Loan
 04-30-16                         3.510-3.650             199,000             198,218
HIT Entertainment, Inc.
 2nd Lien Term Loan
 02-26-13                               5.940             200,000             132,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
ENTERTAINMENT (CONT.)
Regal Cinemas Corp.
 Term Loan
 11-19-16                               3.789%           $118,653            $117,912
Six Flags Theme Parks, Inc.
 2nd Lien Term Loan
 12-31-16                               9.250              25,000              25,694
Six Flags Theme Parks, Inc.
 Tranche B 1st Lien Term Loan
 06-30-16                               6.000              72,565              72,772
Sunshine Acquisition Ltd.
 Term Loan
 06-01-12                               5.685             352,800             339,277
Universal City Development Partners Ltd.
 Term Loan
 11-06-14                               5.500              74,250              74,497
                                                                      ---------------
Total                                                                       1,609,243
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Synagro Technologies, Inc.
 1st Lien Term Loan
 04-02-14                               2.260             198,974             169,228
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
Advantage Sales & Marketing, Inc.
 1st Lien Term Loan
 05-05-16                               5.000              74,813              74,376
Dole Food Co., Inc.
 Tranche B1 Term Loan
 03-02-17                         5.000-5.500              85,431              85,805
Dole Food Co., Inc.
 Tranche C1 Term Loan
 03-02-17                         5.000-5.500             212,188(c)          213,117
Michael Foods Group, Inc.
 Tranche B Term Loan
 06-29-16                               6.250             150,000             150,884
Pierre Foods, Inc.
 Term Loan
 TBD                                      TBD             150,000(m,o)        147,000
WM. Bolthouse Farms, Inc.
 2nd Lien Term Loan
 08-11-16                               9.500             200,000             200,188
                                                                      ---------------
Total                                                                         871,370
-------------------------------------------------------------------------------------

GAMING (0.5%)
Ameristar Casinos, Inc.
 Term Loan
 11-10-12                               3.507             310,211             308,725
BLB Worldwide Holdings, Inc.
 Term Loan
 07-18-11                               2.500             262,900             195,860
Cannery Casino Resorts LLC
 1st Lien Delayed Draw Term Loan
 05-18-13                               4.507             229,390             213,620
Cannery Casino Resorts LLC
 1st Lien Term Loan
 05-17-13                               4.507             277,417             258,345
Cannery Casino Resorts LLC
 2nd Lien Term Loan
 05-18-14                               4.507              25,000              20,125
Golden Nugget, Inc.
 2nd Lien Term Loan
 12-31-14                               3.510              50,000              19,018
Green Valley Ranch Gaming LLC
 2nd Lien Term Loan
 08-16-14                               3.510             300,000(b,l)          6,150
Greenwood Racing, Inc.
 Term Loan
 11-28-11                               2.510             199,483             193,997
Harrah's Operating Co., Inc.
 Tranche B1 Term Loan
 01-28-15                               3.498             300,000             257,898
VML US Finance LLC
 Delayed Draw Term Loan
 11-23-16                               3.030              51,297              46,598
VML US Finance LLC
 Tranche B Term Loan
 11-23-16                               3.030             241,139             219,053
                                                                      ---------------
Total                                                                       1,739,389
-------------------------------------------------------------------------------------

GAS PIPELINES (--%)
Calumet Lubricants Co. LP
 Letter of Credit
 01-03-15                               0.383              14,368              13,380
Calumet Lubricants Co. LP
 Term Loan
 01-03-15                               4.376             106,124              98,828
                                                                      ---------------
Total                                                                         112,208
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

HEALTH CARE (1.1%)
AGA Medical Corp.
 Tranche B Term Loan
 04-28-13                         2.300-2.630%           $100,000             $90,750
AMN Healthcare, Inc.
 2nd Lien Term Loan
 09-01-16                              11.750             100,000              97,500
AMN Healthcare, Inc.
 Tranche B Term Loan
 06-23-15                               5.500              73,125              72,302
Ardent Medical Services, Inc.
 Term Loan
 09-15-15                               6.500             199,500             195,925
Biomet, Inc.
 Term Loan
 03-25-15                         3.256-3.289             145,843             141,419
Carestream Health
 1st Lien Term Loan
 04-30-13                               2.256             246,430             238,345
Caris Diagnostics, Inc.
 Term Loan
 01-29-16                               7.250              99,500              97,759
CHG Healthcare Services
 2nd Lien Term Loan
 12-20-13                               6.256             100,000              98,500
Community Health Systems, Inc.
 Delayed Draw Term Loan
 07-25-14                               2.549              11,789              11,181
Community Health Systems, Inc.
 Term Loan
 07-25-14                               2.549             229,773             217,926
Emdeon Business Services LLC
 1st Lien Term Loan
 11-18-13                               2.260             166,932             162,272
HCA, Inc.
 Tranche B1 Term Loan
 11-18-13                               2.539             324,432             312,028
Health Management Associates, Inc.
 Tranche B Term Loan
 02-28-14                               2.039             281,572             265,293
Iasis Healthcare LLC
 Delayed Draw Term Loan
 03-14-14                               2.256             467,409             449,296
Iasis Healthcare LLC
 Synthetic Letter of Credit
 03-14-14                               1.000             127,186             122,258
Inverness Medical
 1st Lien Term Loan
 06-26-14                         2.256-4.250              48,500              46,344
Inverness Medical
 2nd Lien Term Loan
 06-26-15                               4.506             500,000             482,499
National Mentor Holdings, Inc.
 Letter of Credit
 06-29-13                               2.000               7,161               6,540
National Mentor Holdings, Inc.
 Tranche B Term Loan
 06-29-13                               2.290             115,141             105,162
Select Medical Corp.
 Tranche B Term Loan
 02-24-12                               2.339              52,723              51,537
Select Medical Corp.
 Tranche B1 Term Loan
 08-22-14                               4.089             150,000             147,938
Skilled Healthcare Group, Inc.
 Term Loan
 04-09-16                               5.250              49,875              48,192
Vanguard Health Holding Co. II LLC
 Term Loan
 01-29-16                               5.000              99,750              98,908
                                                                      ---------------
Total                                                                       3,559,874
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Riverside Energy Center
 Term Loan
 06-24-11                               4.725             119,730             119,131
Rocky Mountain Energy Center LLC
 Credit Linked Deposit
 06-24-11                               0.275              12,737              12,642
Rocky Mountain Energy Center LLC
 Term Loan
 06-24-11                               4.725              40,223              40,022
Venoco, Inc.
 2nd Lien Term Loan
 05-07-14                               4.313             140,296             131,030
                                                                      ---------------
Total                                                                         302,825
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

LIFE INSURANCE (--%)
Conseco, Inc.
 Term Loan
 10-10-13                               7.500%           $125,000            $122,618
-------------------------------------------------------------------------------------

MEDIA CABLE (0.5%)
Cequel Communications LLC
 Term Loan
 11-05-13                               2.258             213,090             206,352
CSC Holdings LLC
 Tranche B2 Term Loan
 03-29-16                               2.007             362,885             356,124
Mediacom Communications Corp.
 Tranche D2 Term Loan
 01-31-15                               2.010             354,953             337,206
Mediacom Communications Corp.
 Tranche E Term Loan
 10-23-17                               4.500             300,000             294,564
Quebecor Media
 Tranche B Term Loan
 01-17-13                               2.526             118,507             113,766
UPC Broadband Holding
 Tranche T Term Loan
 12-30-16                               4.251             250,000             242,460
WideOpenWest Finance LLC
 Series A Term Loan
 06-30-14                         6.756-8.750             123,443             119,534
                                                                      ---------------
Total                                                                       1,670,006
-------------------------------------------------------------------------------------

MEDIA NON-CABLE (1.6%)
Cengage Learning Acquisitions, Inc.
 Term Loan
 07-03-14                               2.540             547,324             490,413
Citadel Broadcasting Corp.
 Term Loan
 06-03-15                              11.000              18,307              19,282
Clear Channel Communications, Inc.
 Tranche B Term Loan
 01-29-16                               3.906             475,000             373,174
CMP Susquehanna Corp.
 Term Loan
 05-05-13                               2.313             248,589             222,383
Cumulus Media, Inc.
 Term Loan
 06-11-14                               4.006             100,929              90,647
CW Media Holdings, Inc.
 Tranche B Term Loan
 02-16-15                               5.250             181,777(c)          180,186
Deluxe Communications
 Tranche C Term Loan
 05-11-13                               4.250              23,151              20,141
Deluxe Entertainment Services Group, Inc.
 Tranche A Credit-Linked Deposit
 05-11-13                         0.189-6.061              13,924              12,114
Deluxe Entertainment Services Group, Inc.
 Tranche B Term Loan
 05-11-13                               6.250             213,550             185,788
Emmis Operating Co.
 Tranche B Term Loan
 11-01-13                         4.273-4.289             223,317             186,869
GateHouse Media Operating, Inc.
 Term Loan
 08-28-14                               2.510             698,528             256,129
Gray Television, Inc.
 Tranche B Term Loan
 12-31-14                         0.750-3.760             165,538             158,502
Intelsat Jackson Holdings Ltd.
 Term Loan
 02-01-14                         3.026-3.533             625,000             569,661
Lodgenet Entertainment Corp.
 Term Loan
 04-04-14                               4.250             205,622             191,229
MediaNews Group, Inc.
 Term Loan
 03-19-14                               8.500              33,613              32,185
Newsday LLC
 Term Loan
 08-01-13                               6.776              25,000              25,172
Nielsen Finance LLC
 Tranche B Term Loan
 05-01-16                               4.008             248,116             239,588
Penton Media, Inc.
 1st Lien Term Loan
 08-01-14                               5.000             485,486             339,437
Postmedia Network, Inc.
 Term Loan
 07-13-16                               9.000             156,042(c)          155,750


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON-CABLE (CONT.)
Quad/Graphics, Inc.
 Term Loan
 04-20-16                               5.500%           $100,000             $98,167
Revolution Studios Distribution Co. LLC
 Tranche B Term Loan
 12-21-14                               4.010             270,218             210,770
Sinclair Television Group, Inc.
 Tranche B Term Loan
 10-29-15                               5.500             122,727             123,126
Spanish Broadcasting System, Inc.
 1st Lien Term Loan
 06-10-12                               2.040             368,042             344,119
Tribune Co.
 Tranche B Term Loan
 06-04-14                               0.000              98,750(b,l)         64,267
Tribune Co.
 Tranche X Term Loan
 06-04-09                               0.000              17,067(b,l)         10,816
Univision Communications, Inc.
 Term Loan
 09-29-14                               2.506             789,907             693,751
Zuffa LLC
 Term Loan
 06-19-15                         2.313-7.500             222,869             220,041
                                                                      ---------------
Total                                                                       5,513,707
-------------------------------------------------------------------------------------

METALS (0.1%)
John Maneely Co.
 Term Loan
 12-09-13                         3.775-3.776              97,089              94,389
Noranda Aluminum Acquisition Corp.
 Tranche B Term Loan
 05-18-14                               2.047             124,295             116,941
                                                                      ---------------
Total                                                                         211,330
-------------------------------------------------------------------------------------

NON-CAPTIVE CONSUMER (0.1%)
AGFS Funding Co.
 Term Loan
 04-21-15                               7.250             250,000             251,078
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Dresser, Inc.
 2nd Lien Term Loan
 05-04-15                               6.112             150,000             144,531
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.1%)
ATI Acquisition Co.
 Tranche B Term Loan
 12-30-14                               8.250              74,625              63,431
Rexnord LLC/RBS Global, Inc.
 Tranche B2 Term Loan
 07-19-13                               2.563             158,327             150,460
Sensus USA, Inc.
 Tranche B3 Term Loan
 06-03-13                               7.000             222,750             223,307
                                                                      ---------------
Total                                                                         437,198
-------------------------------------------------------------------------------------

OTHER UTILITY (0.1%)
BRSP LLC
 Term Loan
 06-04-14                               7.500             397,176             398,169
-------------------------------------------------------------------------------------

PACKAGING (0.4%)
Anchor Glass Container Corp.
 1st Lien Term Loan
 03-02-16                               6.000              66,418              66,335
Berry Plastics Holding Corp.
 Tranche C Term Loan
 04-03-15                               2.376             497,429             454,316
Bway Holding Co.
 Tranche B Term Loan
 06-16-17                               5.500             137,143             137,006
Consolidated Container Co. LLC
 2nd Lien Term Loan
 09-28-14                               5.750             350,000             312,158
Graham Packaging Co. LP
 Tranche D Term Loan
 09-23-16                               6.000             225,000             226,688
ICL Industrial Containers ULC/Contenants
 Tranche C Term Loan
 06-16-17                               5.500              12,857(c)           12,844
Reynolds Group Holdings, Inc.
 Term Loan
 05-05-16                         5.750-6.250             199,531             200,292
Reynolds Group Holdings, Inc.
 Tranche D Term Loan
 TBD                                      TBD              73,000(m,o)         73,283
                                                                      ---------------
Total                                                                       1,482,922
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

PAPER (--%)
Georgia-Pacific LLC
 Tranche C Term Loan
 12-23-14                         3.539-3.543%           $140,508            $140,041
-------------------------------------------------------------------------------------

PHARMACEUTICALS (--%)
Warner Chilcott Co. LLC
 Tranche A Term Loan
 10-30-14                               6.000              32,203              31,761
Warner Chilcott Co. LLC
 Tranche B2 Term Loan
 04-30-15                               6.250              25,267              25,267
Warner Chilcott Corp.
 Tranche B1 Term Loan
 04-30-15                               6.250              15,174              15,174
                                                                      ---------------
Total                                                                          72,202
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
HUB International Ltd.
 Term Loan
 06-13-14                               6.750              49,874              49,210
-------------------------------------------------------------------------------------

REFINING (0.1%)
Big West Oil LLC
 Term Loan
 07-23-15                              12.000              67,708              68,724
Western Refining, Inc.
 Term Loan
 05-30-14                              10.750             173,933             170,019
Wynnewood Refining Co.
 Term Loan
 11-13-14                              11.750              69,375(s)           65,213
                                                                      ---------------
Total                                                                         303,956
-------------------------------------------------------------------------------------

REITS (--%)
Capital Automotive LP
 Tranche B Term Loan
 12-16-10                               2.010             100,000              98,750
-------------------------------------------------------------------------------------

RESTAURANTS (0.1%)
Buffets, Inc.
 1st Lien Letter of Credit
 04-22-15                               7.250             286,134             226,046
OSI Restaurant Partners LLC
 Term Loan
 06-14-13                         0.112-2.625               8,287               7,600
 06-14-14                               2.625              91,442              83,864
                                                                      ---------------
Total                                                                         317,510
-------------------------------------------------------------------------------------

RETAILERS (0.8%)
Claire's Stores, Inc.
 Tranche B Term Loan
 05-29-14                         3.049-3.225             485,986             423,338
David's Bridal, Inc.
 Term Loan
 01-31-14                               2.289             489,238             457,437
Dollar General Corp.
 Tranche B1 Term Loan
 07-07-14                         3.006-3.225              64,349              63,099
General Nutrition Centers, Inc.
 Term Loan
 09-16-13                         2.510-2.790             193,835             187,148
Gregg Appliances, Inc.
 Term Loan
 07-25-13                               2.260              71,900              69,563
JRD Holdings, Inc.
 Term Loan
 07-02-14                               2.510             125,000             119,780
Michaels Stores, Inc.
 Tranche B2 Term Loan
 07-31-16                         4.813-5.000             212,745             208,224
PetCo Animal Supplies, Inc.
 Term Loan
 10-26-13                         2.506-2.539             149,227             144,296
Pilot Travel Centers LLC
 Tranche B Term Loan
 06-30-16                               5.250              86,272              87,156
Rent-A-Center, Inc.
 Tranche B Term Loan
 03-31-15                               3.300              53,548              53,414
Sally Holdings LLC
 Tranche B Term Loan
 11-16-13                               2.510             138,738             135,566
The Pantry, Inc.
 Term Loan
 05-15-14                               2.010             147,970             141,312


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
RETAILERS (CONT.)
The Pep Boys-Manny, Moe & Jack
 Term Loan
 10-27-13                               2.300%           $137,305            $130,097
The Sports Authority, Inc.
 Term Loan
 05-03-13                               2.539             440,453             407,970
Yankee Candle Co., Inc.
 Term Loan
 02-06-14                               2.260             300,000             287,220
                                                                      ---------------
Total                                                                       2,915,620
-------------------------------------------------------------------------------------

SUPERMARKETS (--%)
Supervalu, Inc.
 Tranche A Term Loan
 06-02-11                               1.131              42,857              42,201
Supervalu, Inc.
 Tranche B1 Term Loan
 06-02-12                               1.506              49,665              47,997
Supervalu, Inc.
 Tranche B2 Term Loan
 10-05-15                               3.006              87,993              85,079
                                                                      ---------------
Total                                                                         175,277
-------------------------------------------------------------------------------------

TECHNOLOGY (0.6%)
Asurion Corp.
 1st Lien Term Loan
 07-03-14                         3.257-3.398              99,250              94,982
Brocade Communications Systems, Inc.
 Term Loan
 10-07-13                               7.000             263,225             264,260
Dealer Computer Services, Inc.
 Term Loan
 04-21-17                               5.250             138,049             138,015
Fidelity National Information Services, Inc.
 Tranche B Term Loan
 07-18-16                               5.250             100,000             100,688
First Data Corp.
 Tranche B1 Term Loan
 09-24-14                               3.006             239,563             210,815
Flextronics International Ltd.
 Tranche B Term Loan
 10-01-12                               2.506              49,872(c)           48,189
Freescale Semiconductor, Inc.
 Term Loan
 12-01-16                               4.509             231,994             211,590
Infor Enterprise Solutions Holdings, Inc.
 1st Lien Delayed Draw Term Loan
 07-28-15                               6.010              85,215              76,161
Infor Enterprise Solutions Holdings, Inc.
 1st Lien Term Loan
 07-28-15                               6.010             163,323             145,970
Intergraph Corp.
 Tranche B1 Term Loan
 05-29-14                         6.000-6.250              67,500              67,414
Sabre, Inc.
 Term Loan
 09-30-14                         2.256-2.475             547,268             505,883
Sensata Technology BV/Finance Co. LLC
 Term Loan
 04-27-13                               2.231              99,740              96,437
Spansion LLC
 Term Loan
 02-09-15                               7.500              49,875              50,124
The First American Corp.
 Term Loan
 04-12-16                               4.750              75,000              75,188
Trans Union LLC
 Term Loan
 06-15-17                               6.750             100,000             101,050
Verint Systems, Inc.
 Term Loan
 05-25-14                               5.250              22,432              21,955
                                                                      ---------------
Total                                                                       2,208,721
-------------------------------------------------------------------------------------

TEXTILE (0.1%)
Hanesbrands, Inc.
 Term Loan
 12-10-15                               5.250              92,125              92,851
Levi Strauss & Co.
 Term Loan
 03-27-14                               2.506             100,000              92,850
Phillips-Van Heusen Corp.
 Tranche B Term Loan
 05-06-16                               4.750              94,631              95,255


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
TEXTILE (CONT.)
The William Carter Co.
 Term Loan
 07-14-12                               1.756%            $50,996             $50,804
                                                                      ---------------
Total                                                                         331,760
-------------------------------------------------------------------------------------

WIRELESS (0.1%)
Crown Castle Operating Co.
 Tranche B Term Loan
 03-06-14                               1.756              52,166              50,884
Hawaiian Telcom Communications, Inc.
 Tranche C Term Loan
 05-30-14                               2.500              29,081              22,174
Ntelos, Inc.
 Tranche B Term Loan
 08-07-15                               5.750             124,063             124,217
                                                                      ---------------
Total                                                                         197,275
-------------------------------------------------------------------------------------

WIRELINES (0.3%)
Fairpoint Communications, Inc.
 Tranche B Term Loan
 03-31-15                               1.750           1,206,000(l)          777,593
Integra Telecom Holdings, Inc.
 Term Loan
 04-15-15                               9.250             200,000             199,964
                                                                      ---------------
Total                                                                         977,557
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $36,499,883)                                                       $35,143,139
-------------------------------------------------------------------------------------





COMMON STOCKS (0.1%)
ISSUER                                                 SHARES                VALUE(a)
AUTO COMPONENTS (--%)
DPH Holdings Corp.                                           1(b)             $20,646
-------------------------------------------------------------------------------------

CHEMICALS (--%)
LyondellBasell Industries NV, Class A                    1,986(b,c)            47,436
LyondellBasell Industries NV, Class B                    1,820(b,c)            43,443
                                                                      ---------------
Total                                                                          90,879
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Buffets Restaurants Holdings, Inc.                       1,852(b)               7,640
-------------------------------------------------------------------------------------

IT SERVICES (--%)
Advanstar Communications, Inc.                             315(b)               3,819
-------------------------------------------------------------------------------------

MEDIA (--%)
MediaNews Group, Inc.                                    2,495(b)              41,168
-------------------------------------------------------------------------------------

METALS & MINING (0.1%)
Aleris International, Inc.                               3,583(b)             143,319
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $439,596)                                                             $307,471
-------------------------------------------------------------------------------------



WARRANTS (--%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (--%)
Citadel Broadcasting Corp., Class B                      1,068(b,s)           $24,697
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (--%)
Cumulus Media, Inc., Class A                               692(b,s)             1,578
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $31,634)                                                               $26,275
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.6%)
                                                       SHARES                VALUE(a)
Columbia Short-Term
 Cash Fund, 0.245%                                   5,854,610(t)          $5,854,610
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $5,854,610)                                                         $5,854,610
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (1.3%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(U)
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $4,672,501                          0.300%          $4,672,462            $4,672,462
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $4,672,462)                                                         $4,672,462
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $335,720,980)(x)                                                  $362,036,620
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY


The following table represents the portfolio investments of the Fund by country as a percentage of net assets at Sept. 30, 2010.


                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Argentina                                                 0.8%
Australia                                                 2.4
Bermuda                                                   0.6
Brazil                                                    1.6
Canada                                                    3.8
Cayman Islands                                            0.9
Chile                                                     0.2
Colombia                                                  1.0
Dominican Republic                                        0.4
El Salvador                                               0.4
France                                                    1.2
Germany                                                   0.7
Indonesia                                                 2.2
Iraq                                                      0.1
Ireland                                                   0.3
Italy                                                     0.8
Kazakhstan                                                0.5
Lithuania                                                 0.1
Luxembourg                                                0.7


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN
SECURITIES BY COUNTRY
(CONTINUED)


                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Mexico                                                    2.0%
Netherlands                                               1.0
Norway                                                    1.1
Peru                                                      0.5
Philippine Islands                                        0.7
Poland                                                    0.7
Qatar                                                     0.3
Russia                                                    2.3
Singapore                                                 0.0*
South Korea                                               0.2
Spain                                                     0.7
Supra-National                                            0.8
Sweden                                                    1.1
Trinidad and Tobago                                       0.1
Turkey                                                    1.3
Ukraine                                                   0.1
United Kingdom                                            1.8
Uruguay                                                   0.5
Venezuela                                                 1.2
-----------------------------------------------------------------
Total Foreign Securities                                 35.1%
United States                                            65.9%
-----------------------------------------------------------------




*   Rounds to less than 0.1%.

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2010


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Long Bond, 20-year          55         $7,354,531    Dec. 2010          $34,706
U.S. Treasury Note, 2-
  year                          (13)        (2,853,297)   Jan. 2011           (4,488)
U.S. Treasury Note, 5-
  year                          (10)        (1,208,672)   Jan. 2011          (10,843)
U.S. Treasury Note, 10-
  year                         (248)       (31,259,626)   Dec. 2010         (465,241)
U.S. Treasury Ultra
  Bond, 30-year                  33          4,662,281    Dec. 2010          (10,620)
------------------------------------------------------------------------------------
Total                                                                      $(456,486)
------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2010



                                      CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
COUNTERPARTY         EXCHANGE DATE   BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
HSBC Securities      Oct. 06, 2010     4,216,000      4,152,968          $--        $(139,058)
  (USA), Inc.
                                            (CHF)          (USD)
---------------------------------------------------------------------------------------------

UBS Securities       Oct. 06, 2010     5,304,000      6,893,074           --         (337,775)
                                            (EUR)          (USD)
---------------------------------------------------------------------------------------------

Barclays Capital     Oct. 06, 2010     1,804,000      2,809,892           --          (23,802)
                                            (GBP)          (USD)
---------------------------------------------------------------------------------------------

State Street Bank &  Oct. 06, 2010     4,286,890      4,463,000       25,559               --
  Trust Company                             (USD)          (AUD)
---------------------------------------------------------------------------------------------

J.P. Morgan          Oct. 06, 2010     2,762,201      2,915,000       71,317               --
  Securities, Inc.
                                            (USD)          (CAD)
---------------------------------------------------------------------------------------------

J.P. Morgan          Oct. 06, 2010        15,582         16,000           --              (29)
  Securities, Inc.
                                            (USD)          (CAD)
---------------------------------------------------------------------------------------------

HSBC Securities      Oct. 06, 2010     6,742,689     42,136,000      425,143
  (USA), Inc.
                                            (USD)          (NOK)
---------------------------------------------------------------------------------------------
Total                                                               $522,019        $(500,664)
---------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     AUD  -- Australian Dollar
     BRL  -- Brazilian Real
     CAD  -- Canadian Dollar
     CHF  -- Swiss Franc
     CMO  -- Collateralized Mortgage Obligation
     COP  -- Colombian Peso
     EUR  -- European Monetary Unit
     GBP  -- British Pound Sterling
     IDR  -- Indonesian Rupiah
     JPY  -- Japanese Yen
     MXN  -- Mexican Peso
     NOK  -- Norwegian Krone
     PEN  -- Peruvian New Sol
     PLN  -- Polish Zloty
     SEK  -- Swedish Krona
     UYU  -- Uraguay Peso


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 35.13% of net assets.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2010, the value of these securities amounted to $85,349,187 or 23.81% of net assets.

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP' an interest payment is made equal to 0.012225 of the difference.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2010.

(i) For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(l)  This position is in bankruptcy.

(m) At Sept. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,084,498. See Note 2 to the financial statements.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.


--------------------------------------------------------------------------------
40  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(o) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(p) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(q) At Sept. 30, 2010, investments in securities included securities valued at $368,825 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(r) The following abbreviation is used in the portfolio security description to identify the insurer and/or guarantor of the issue:

     FGIC  --   Financial Guaranty Insurance Company


(s)  Identifies issues considered to be illiquid as to their marketability. (See
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2010 was $94,581, representing 0.03% of net assets. Information concerning such security holdings at Sept. 30, 2010 was as follows:

                                                ACQUISITION
     SECURITY                                      DATES               COST
     -----------------------------------------------------------------------
     Aleris International, Inc.
       6.000% 2020                               06-29-10                $--
     Citadel Broadcasting Corp., Class B  06-14-07 thru 01-06-10      31,634
     Cumulus Media, Inc., Class A                11-05-09                 --
     Wynnewood Refining Co.
       11.750% 2014                              10-14-09             63,062


(t) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(u) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $2,288,702
Freddie Mac Gold Pool                             2,477,209
-----------------------------------------------------------
Total market value of collateral securities      $4,765,911
-----------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(v) Security was valued by management at fair value according to procedures approved, in good faith, by the board.

(w) At Sept. 30, 2010, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                      UNFUNDED
     BORROWER                                        COMMITMENT
     ----------------------------------------------------------
     Delphi Holdings LLP
       Tranche B Term Loan                              $838


(x) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $337,893,901 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $27,088,652
     Unrealized depreciation                          (2,945,933)
     -----------------------------------------------------------
     Net unrealized appreciation                     $24,142,719
     -----------------------------------------------------------








--------------------------------------------------------------------------------
42  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                               Fair value at Sept. 30, 2010
                             ----------------------------------------------------------------
                                  Level 1           Level 2
                               quoted prices         other          Level 3
                                 in active        significant     significant
                                markets for       observable     unobservable
DESCRIPTION(a)               identical assets      inputs(b)        inputs           Total
---------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                            $--       $92,412,639     $1,042,496      $93,455,135
  U.S. Government
    Obligations &
    Agencies                     14,038,130                --             --       14,038,130
  Asset-Backed Securities                --         2,782,306             --        2,782,306
  Commercial Mortgage-
    Backed Securities                    --         5,522,543             --        5,522,543
  Residential Mortgage-
    Backed Securities                    --         7,295,353             --        7,295,353
  Corporate Debt
    Securities
    Automotive                           --         1,747,030            220        1,747,250
    Banking                              --         7,137,301        717,877        7,855,178
    Metals                               --         6,382,762          3,093        6,385,855
    All Other Industries                 --       176,950,913             --      176,950,913
---------------------------------------------------------------------------------------------
Total Bonds                      14,038,130       300,230,847      1,763,686      316,032,663
---------------------------------------------------------------------------------------------

Senior Loans
  Building Materials                     --           234,000         88,820          322,820
  Chemicals                              --         3,156,964         23,534        3,180,498
  Health Care                            --         3,291,313        268,561        3,559,874
  Independent Energy                     --           131,030        171,795          302,825
  Media Cable                            --         1,556,240        113,766        1,670,006
  Media Non-Cable                        --         5,308,349        205,358        5,513,707
  Other Industry                         --           150,460        286,738          437,198
  Other Utility                          --                --        398,169          398,169
  Refining                               --           170,019        133,937          303,956
  Restaurants                            --            91,464        226,046          317,510
  Retailers                              --         1,927,236        988,384        2,915,620
  All Other Industries                   --        16,220,956             --       16,220,956
---------------------------------------------------------------------------------------------
Total Senior Loans                       --        32,238,031     ,2,905,108       35,143,139

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                               Fair value at Sept. 30, 2010
                             ----------------------------------------------------------------
                                  Level 1           Level 2
                               quoted prices         other          Level 3
                                 in active        significant     significant
                                markets for       observable     unobservable
DESCRIPTION(a)               identical assets      inputs(b)        inputs           Total
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Auto Components                     $--           $20,646            $--          $20,646
    Hotels, Restaurants &
     Leisure                             --                --          7,640            7,640
    IT Services                          --                --          3,819            3,819
    Media                                --                --         41,168           41,168
    Metals & Mining                      --                --        143,319          143,319
    All Other Industries             90,879                --             --           90,879
  Warrants
    Communications
     Equipment                           --                --         24,697           24,697
    Diversified Financial
     Services                            --             1,578             --            1,578
---------------------------------------------------------------------------------------------
Total Equity Securities              90,879            22,224        220,643          333,746
---------------------------------------------------------------------------------------------

Other
  Affiliated Money Market
    Fund(c)                       5,854,610                --             --        5,854,610
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --         4,672,462             --        4,672,462
---------------------------------------------------------------------------------------------
Total Other                       5,854,610         4,672,462             --       10,527,072
---------------------------------------------------------------------------------------------
Investments in Securities        19,983,619       337,163,564      4,889,437      362,036,620
Derivatives(d)
  Assets
    Futures Contracts                34,706                --             --           34,706
    Forward Foreign
     Currency Contracts                  --           522,019             --          522,019
  Liabilities
    Futures Contracts              (491,192)               --             --         (491,192)
    Forward Foreign
     Currency Contracts                  --          (500,664)            --         (500,664)
---------------------------------------------------------------------------------------------
Total                           $19,527,133      $337,184,919     $4,889,437     $361,601,489
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  45

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                               FOREIGN
                              GOVERNMENT     CORPORATE
                              OBLIGATION       DEBT         SENIOR       COMMON
                              & AGENCIES    SECURITIES       LOANS       STOCKS     WARRANTS       TOTAL
----------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2009                        $1,077,337     $169,000       $249,266         $--         $--    $1,495,603
  Accrued
    discounts/premiums            39,633       (1,025)         9,423          --          --        48,031
  Realized gain (loss)            26,541           69        403,004      98,709      31,633       559,956
  Change in unrealized
    appreciation
    (depreciation)*                7,108       53,386         64,169    (157,380)     (6,936)      (39,653)
  Sales                         (108,123)          --       (459,117)         --          --      (567,240)
  Purchases                           --      682,760        957,887     248,018          --     1,888,665
  Transfers into Level 3              --           --      1,795,476       6,599          --     1,802,075
  Transfers out of Level
    3                                 --     (183,000)      (115,000)         --          --      (298,000)
----------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2010                        $1,042,496     $721,190     $2,905,108    $195,946     $24,697    $4,889,437
----------------------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2010 was $(93,618), which is comprised of:

     Foreign Government Obligations & Agencies          $7,108
     Corporate Debt Securities                          32,818
     Senior Loans                                       30,772
     Common Stocks                                    (157,380)
     Warrants                                           (6,936)
     ---------------------------------------------------------
     Total change in unrealized appreciation
       (depreciation)                                 $(93,618)


Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
46  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $325,193,908)             $351,509,548
  Affiliated money market fund (identified cost $5,854,610)           5,854,610
  Investments of cash collateral received for securities on loan
    (identified cost $4,672,462)                                      4,672,462
-------------------------------------------------------------------------------
Total investments in securities (identified cost $335,720,980)      362,036,620
Cash                                                                    333,741
Foreign currency holdings (identified cost $906,531)                    968,619
Capital shares receivable                                               617,133
Dividends and accrued interest receivable                             5,682,194
Receivable for investment securities sold                             4,750,207
Variation margin receivable on futures contracts                         34,436
Unrealized appreciation on forward foreign currency contracts           522,019
-------------------------------------------------------------------------------
Total assets                                                        374,944,969
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       459,142
Capital shares payable                                                  560,846
Payable for investment securities purchased                          10,160,374
Payable upon return of securities loaned                              4,672,462
Unrealized depreciation on forward foreign currency contracts           500,664
Accrued investment management services fees                               5,321
Accrued distribution fees                                                 3,323
Accrued transfer agency fees                                              8,955
Accrued administrative services fees                                        687
Accrued plan administration services fees                                    98
Other accrued expenses                                                  113,124
-------------------------------------------------------------------------------
Total liabilities                                                    16,484,996
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $358,459,973
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    349,926
Additional paid-in capital                                          329,134,912
Undistributed net investment income                                   1,605,030
Accumulated net realized gain (loss)                                  1,381,109
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         25,988,996
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $358,459,973
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  5,826,199
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  47

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- SEPT. 30, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $315,223,826           30,771,380                      $10.24(1)
Class B          $ 22,688,163            2,214,163                      $10.25
Class C          $ 20,022,743            1,955,754                      $10.24
Class R          $      5,501                  537                      $10.24
Class R4         $    245,350               23,962                      $10.24
Class R5         $    274,390               26,779                      $10.25
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.75. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
48  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2010


INVESTMENT INCOME
Income:
Dividends                                                                  101
Interest                                                            23,001,441
Income distributions from affiliated money market fund                  24,588
Income from securities lending -- net                                   25,689
Foreign taxes withheld                                                 (33,795)
------------------------------------------------------------------------------
Total income                                                        23,018,024
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  1,810,439
Distribution fees
  Class A                                                              724,359
  Class B                                                              255,741
  Class C                                                              172,238
  Class R                                                                   26
  Class R3                                                                  13
Transfer agency fees
  Class A                                                              359,778
  Class B                                                               34,047
  Class C                                                               21,908
  Class R                                                                    3
  Class R3                                                                   3
  Class R4                                                                 100
  Class R5                                                                 115
Administrative services fees                                           233,058
Plan administration services fees
  Class R                                                                   13
  Class R3                                                                  13
  Class R4                                                                 455
Compensation of board members                                            9,815
Custodian fees                                                          67,360
Printing and postage                                                    67,089
Registration fees                                                       62,515
Professional fees                                                       39,855
Other                                                                   22,850
------------------------------------------------------------------------------
Total expenses                                                       3,881,793
------------------------------------------------------------------------------
Investment income (loss) -- net                                     19,136,231

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  49

STATEMENT OF OPERATIONS
(contin-
ue-
d) -----------------------------------------------------------------------------
--------------------
YEAR ENDED SEPT. 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $13,586,788
  Foreign currency transactions                                        748,731
  Futures contracts                                                    797,553
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             15,133,072
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         7,044,028
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               22,177,100
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $41,313,331
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
50  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                       2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 19,136,231  $ 12,399,408
Net realized gain (loss) on investments                              15,133,072   (11,382,698)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  7,044,028    34,872,367
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      41,313,331    35,889,077
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (16,971,294)  (10,424,678)
    Class B                                                          (1,307,040)   (1,122,318)
    Class C                                                            (873,740)     (410,442)
    Class R                                                                (287)         (267)
    Class R3                                                               (269)         (279)
    Class R4                                                            (10,598)         (793)
    Class R5                                                            (12,315)         (296)
  Net realized gain
    Class A                                                                  --      (245,703)
    Class B                                                                  --       (29,726)
    Class C                                                                  --        (9,677)
    Class R                                                                  --            (8)
    Class R3                                                                 --            (8)
    Class R4                                                                 --            (8)
    Class R5                                                                 --            (8)
---------------------------------------------------------------------------------------------
Total distributions                                                 (19,175,543)  (12,244,211)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  51

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED SEPT. 30,                                                       2010          2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 99,713,812  $144,803,885
  Class B shares                                                      7,847,638    15,610,233
  Class C shares                                                      8,264,627     8,277,241
  Class R4 shares                                                       241,879        68,867
  Class R5 shares                                                       249,273            --
Reinvestment of distributions at net asset value
  Class A shares                                                     14,545,167     9,173,037
  Class B shares                                                      1,156,402     1,019,611
  Class C shares                                                        694,104       341,747
  Class R4 shares                                                        10,018           443
  Class R5 shares                                                         4,086            --
Conversions from Class B to Class A
  Class A shares                                                      5,181,118     4,264,765
  Class B shares                                                     (5,181,118)   (4,264,765)
Payments for redemptions
  Class A shares                                                    (78,702,104)  (71,294,338)
  Class B shares                                                     (8,468,025)   (7,360,890)
  Class C shares                                                     (3,447,809)   (2,181,930)
  Class R3 shares                                                        (5,000)           --
  Class R4 shares                                                       (87,435)       (8,675)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    42,016,633    98,449,231
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              64,154,421   122,094,097
Net assets at beginning of year                                     294,305,552   172,211,455
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $358,459,973  $294,305,552
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,605,030  $    536,080
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
52  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                               YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.60       $8.93       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .57         .55         .46         .18
Net gains (losses) (both realized and
 unrealized)                                          .64         .66        (.91)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.21        1.21        (.45)        .03
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.57)       (.52)       (.46)       (.18)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.57)       (.54)       (.46)       (.18)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60       $8.93       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.09%      14.60%      (4.74%)       .40%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.07%       1.13%       1.13%       1.27%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.07%       1.13%       1.13%       1.16%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.85%       6.40%       4.83%       5.12%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $315        $255        $148        $112
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  53

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.60       $8.93       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .50         .48         .38         .16
Net gains (losses) (both realized and
 unrealized)                                          .65         .66        (.90)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.15        1.14        (.52)        .01
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)       (.45)       (.39)       (.16)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.50)       (.47)       (.39)       (.16)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.25       $9.60       $8.93       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.35%      13.74%      (5.47%)       .13%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.83%       1.89%       1.90%       2.09%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.83%       1.89%       1.90%       1.92%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.08%       5.65%       4.04%       4.42%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23         $26         $18          $7
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
54  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------------------
PER SHARE                                           2010        2009        2008       2007(a)
Net asset value, beginning of period                $9.59       $8.92       $9.84       $9.99
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .50         .48         .38         .15
Net gains (losses) (both realized and
 unrealized)                                          .65         .66        (.91)       (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                     1.15        1.14        (.53)         --
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.50)       (.45)       (.39)       (.15)
Distributions from realized gains                      --        (.02)       (.00)(b)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.50)       (.47)       (.39)       (.15)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.59       $8.92       $9.84
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.37%      13.76%      (5.57%)       .10%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.82%       1.87%       1.90%       2.06%(d)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.82%       1.87%       1.90%       1.92%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.09%       5.64%       4.06%       4.21%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $20         $13          $6          $2
----------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%        137%         70%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  55

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .53         .51          .08
Net gains (losses) (both realized and
 unrealized)                                          .64         .67         (.42)
----------------------------------------------------------------------------------
Total from investment operations                     1.17        1.18         (.34)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.53)       (.49)        (.05)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.53)       (.51)        (.05)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       12.61%      14.22%       (3.64%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.52%       1.58%        1.63%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.52%       1.47%        1.63%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.38%       6.07%        4.49%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
56  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .58         .57          .08
Net gains (losses) (both realized and
 unrealized)                                          .64         .65         (.41)
----------------------------------------------------------------------------------
Total from investment operations                     1.22        1.22         (.33)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.58)       (.53)        (.06)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.58)       (.55)        (.06)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.24       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.17%      14.81%       (3.56%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.00%        .99%        1.12%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.00%        .95%        1.12%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.91%       6.45%        4.88%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



                                                         YEAR ENDED SEPT. 30,
CLASS R5                                           -------------------------------
PER SHARE                                           2010        2009       2008(g)
Net asset value, beginning of period                $9.60       $8.93        $9.32
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .61         .57          .09
Net gains (losses) (both realized and
 unrealized)                                          .64         .66         (.41)
----------------------------------------------------------------------------------
Total from investment operations                     1.25        1.23         (.32)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.60)       (.54)        (.07)
Distributions from realized gains                      --        (.02)          --
----------------------------------------------------------------------------------
Total distributions                                  (.60)       (.56)        (.07)
----------------------------------------------------------------------------------
Net asset value, end of period                     $10.25       $9.60        $8.93
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.56%      14.95%       (3.51%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                       .76%        .82%         .88%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        6.20%       6.72%        5.21%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           100%        143%         137%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  57

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(b) Rounds to less than $0.01 per share.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 97%, 112% and 82% for the years ended Sept. 30, 2010, 2009 and 2008, respectively.
(g) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


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58  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Strategic Income Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in high yield bonds, emerging markets bonds, bank loans, government and corporate bonds, mortgage- and asset-backed securities, Treasury inflation protected securities, international bonds and cash or cash equivalents. A smaller portion of the Fund may be allocated to real estate investment trusts (REITs) and U.S. and international equity securities.

The Fund offers Class A, Class B, Class C, Class R, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class R, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

At Aug. 27, 2010, all Class R3 shares were liquidated. The shares in this class had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Sept. 30, 2010, the Investment Manager owned 100% of Class R shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant

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60  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

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to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2010, foreign currency holdings consisted of multiple denominations.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Sept. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2010 was $94,581 representing 0.03% of net assets. Certain illiquid securities may be

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2010, the Fund has outstanding when-issued securities of $5,468,353 and other forward-commitments of $616,145.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Sept. 30, 2010, the Fund has entered into unfunded loan commitments of $838.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of

--------------------------------------------------------------------------------
62  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


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64  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
Foreign exchange     forward foreign                  forward foreign
  contracts          currency contracts    $522,019   currency contracts    $500,664
-------------------------------------------------------------------------------------------
                     Net                              Net
                     assets -- unrealiz-              assets -- unrealiz-
Interest rate        ed appreciation on               ed depreciation on
  contracts          investments             34,706*  investments            491,192*
-------------------------------------------------------------------------------------------
Total                                      $556,725                         $991,856
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPT. 30, 2010


       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-------------------------------------------------------------------------------
                                   FORWARD FOREIGN
RISK EXPOSURE CATEGORY           CURRENCY CONTRACTS   FUTURES     TOTAL
-------------------------------------------------------------------------------
Foreign exchange contracts            $710,967       $     --  $  710,967
-------------------------------------------------------------------------------
Interest rate contracts                     --        797,553  $  797,553
-------------------------------------------------------------------------------
Total                                 $710,967       $797,553  $1,508,520
-------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                     INCOME
-------------------------------------------------------------------------------
                                   FORWARD FOREIGN
RISK EXPOSURE CATEGORY           CURRENCY CONTRACTS   FUTURES     TOTAL
-------------------------------------------------------------------------------
Foreign exchange contracts            $(89,729)      $      --  $ (89,729)
-------------------------------------------------------------------------------
Interest rate contracts                     --        (753,593) $(753,593)
-------------------------------------------------------------------------------
Total                                 $(89,729)      $(753,593) $(843,322)
-------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was approximately $27.7 million at Sept. 30, 2010. The monthly average gross notional amount for these contracts was $23.5 million for the year ended Sept. 30, 2010. The fair value of such contracts at Sept. 30, 2010 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was approximately $12 million and $35.3 million, respectively, at Sept. 30, 2010. The monthly average gross notional contract amount for long and short contracts was $20.7 million and $52.5 million, respectively, for the year ended Sept. 30, 2010. The fair value of such contracts at Sept. 30, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.475% as the Fund's net assets increase. The management fee for the year ended Sept. 30, 2010 was 0.54% of the Fund's average daily net assets.


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66  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

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ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $785.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer

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          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept, 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

Class A..............................................  0.12%
Class B..............................................  0.13
Class C..............................................  0.13
Class R..............................................  0.06
Class R4.............................................  0.06
Class R5.............................................  0.06


PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at the annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,143,000 and $119,000 for Class B and Class C shares, respectively. These amounts are based on the

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68  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $608,307 for Class A, $13,417 for Class B and $3,525 for Class C for the year ended Sept. 30, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Nov. 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.13%
Class B..............................................  1.89
Class C..............................................  1.88
Class R..............................................  1.58
Class R4.............................................  1.08
Class R5.............................................  0.83


For the year ended Sept. 30, 2010, the waiver was not invoked since the Fund's expenses were below the cap amount.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $364,875,037 and $320,448,406, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.


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          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                           2010        2009
------------------------------------------------------------------
CLASS A
Sold                                        10,219,666  17,012,975
Converted from Class B*                        517,594     462,049
Reinvested distributions                     1,484,880   1,071,413
Redeemed                                    (8,033,636) (8,557,743)
------------------------------------------------------------------
Net increase (decrease)                      4,188,504   9,988,694
------------------------------------------------------------------

CLASS B
Sold                                           803,594   1,853,491
Reinvested distributions                       118,144     120,063
Converted to Class A*                         (517,594)   (462,049)
Redeemed                                      (866,825)   (871,359)
------------------------------------------------------------------
Net increase (decrease)                       (462,681)    640,146
------------------------------------------------------------------

CLASS C
Sold                                           846,588     958,837
Reinvested distributions                        70,835      39,918
Redeemed                                      (350,979)   (260,117)
------------------------------------------------------------------
Net increase (decrease)                        566,444     738,638
------------------------------------------------------------------

CLASS R3
Redeemed                                          (537)         --
------------------------------------------------------------------
Net increase (decrease)                           (537)         --
------------------------------------------------------------------

CLASS R4
Sold                                            24,861       7,526
Reinvested distributions                         1,021          47
Redeemed                                        (9,044)       (986)
------------------------------------------------------------------
Net increase (decrease)                         16,838       6,587
------------------------------------------------------------------

CLASS R5
Sold                                            25,822          --
Reinvested distributions                           420          --
------------------------------------------------------------------
Net increase (decrease)                         26,242          --
------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government

--------------------------------------------------------------------------------
70  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

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securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at $5,826,199 were on loan, secured by U.S. government securities valued at $1,259,913 and by cash collateral of $4,672,462 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $25,689 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $189,433,395 and $189,881,286, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed

--------------------------------------------------------------------------------
72  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,108,262 and accumulated net realized gain has been decreased by $1,108,262.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                          2010         2009
------------------------------------------------------------------
Ordinary income                           $19,175,543  $12,244,166
Long-term capital gain                             --           45


At Sept. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $ 6,179,839
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $        --
Unrealized appreciation (depreciation)...........  $23,254,438


For the year ended Sept. 30, 2010, $631,383 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of the Fund has approved in principle the proposed merger of the Fund into Columbia Strategic Income Fund. It is currently anticipated that a Special Meeting of Shareholders will be held during the first half of 2011 to vote on the proposal.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
74  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Strategic Income Allocation Fund (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September, 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


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76  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Income Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2010 ANNUAL REPORT  77

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1) Articles of Incorporation, as amended December 13, 1988, filed electronically as Exhibit 1 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 2-93801, are incorporated by reference.

(a)(2) Articles of Amendment, dated June 16, 1999, filed electronically as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-93801 are incorporated by reference.

(a)(3) Articles of Amendment, dated Nov. 14, 2002, filed electronically on or about Nov. 25, 2003 as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-93801 are incorporated by reference.

(a)(4) Articles of Amendment, dated April 21, 2006, filed electronically on or about Sept. 19, 2006 as Exhibit (d)(4) to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 2-93801 are incorporated by reference.

(a)(5) Certificate of Designation, dated Oct. 5, 2006, filed electronically on or about Nov. 26, 2007 as Exhibit (a)(5) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-93801 is incorporated by reference.

(a)(6) Certificate of Designation, dated April 12, 2007, filed electronically on or about Nov. 26, 2007 as Exhibit (a)(6) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-93801 is incorporated by reference.

(a)(7) Certificate of Designation, dated April 1, 2008, filed electronically on or about June 25, 2008 as Exhibit (a)(7) to Registrant's Post-Effective Amendment No. 44 to Registration Statement No. 2-93801 is incorporated by reference.

(a)(8) Certificate of Designation, dated Aug. 18, 2010, is filed electronically herewith as Exhibit (a)(8) to Registrant's Post-Effective Amendment No. 48 to Registration Statement No. 2-93801.

(b) By-laws, as amended April 13, 2006, filed electronically on or about Nov. 25, 2008 as Exhibit (b) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-93801 are incorporated by reference.

(c) Stock Certificate for common stock, filed as Exhibit No. 4 to Registration Statement No. 2-93801, is incorporated by reference.

(d) Investment Management Services Agreement, dated March 1, 2006, amended and restated as of May 1, 2007, between Registrant and RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, filed electronically on or about Nov. 26, 2007 as Exhibit (d) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-93801 is incorporated by reference.

(e)(1) Distribution Agreement, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., filed electronically on or about May 27, 2010 as Exhibit (e)(1) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

(e)(2) Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series, Inc. Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 is incorporated by reference.

(f) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(g) Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and Ameriprise Financial, Inc. filed electronically on or about April 29, 2010 as Exhibit (h)(1) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2) Transfer and Dividend Disbursing Agent Agreement, dated Sept. 7, 2010, between Registrant and Columbia Management Investment Services Corp. filed electronically on or about Nov. 29, 2010 as Exhibit (h)(2) to Seligman Municipal Series Trust Post-Effective Amendment No. 44 to Registration Statement No. 2-92569 is incorporated by reference.

(h)(3) Plan Administration Services Agreement, dated Dec. 1, 2006, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., filed electronically on or about April 29, 2010 as Exhibit
         (h)(3) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4) Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc. and the Registrant filed electronically on or about April 29, 2010 as Exhibit
         (h)(4) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and funds branded RiverSource and Seligman filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(6) Agreement and Plan of Reorganization dated March 10, 2000 between Strategist Growth & Income Fund, Inc. on behalf of Strategist Total Return Fund and AXP Managed Series, Inc. on behalf of AXP Managed Allocation Fund is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 32 filed on or about November 29, 2000.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Consent of Independent Registered Public Accounting Firm (Ernst & Young
         LLP) is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable.

(l)      Initial Capital Agreement: Not Applicable.

(m) Plan of Distribution and Agreement of Distribution, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., filed electronically on or about April 29, 2010 as Exhibit (m) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(n) Amended and Restated Rule 18f - 3 Multi-Class Plan as of Sept. 7, 2010, filed electronically on or about Nov. 29, 2010 as Exhibit (n) to Seligman Municipal Series Trust Post-Effective Amendment No. 44 to Registration Statement No. 2-92569 is incorporated by reference.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated May 1, 2010, filed electronically on or about May 27, 2010 as Exhibit (p)(2) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 6, 2010, filed electronically on or about Sept. 24, 2010 as Exhibit (q) to Registrant's Post-Effective Amendment No. 47 to Registration Statement No. 2-93801 is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Registrant:

     Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, as sponsor of the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family), may make initial capital investments in funds in the Fund Family (seed accounts). Columbia Management also serves as investment manager of certain funds-of-funds in the Fund Family that invest primarily in shares of affiliated funds (the "underlying funds"). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain funds in the Fund Family, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 30. Indemnification

The Articles of Incorporation of the Registrant provide that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director/trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director/trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former directors/trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Minnesota

Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors/trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director/trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director/trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors/trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31. Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors/trustees or officers of Columbia Management, the Registrant's investment adviser, except as set forth below, are or have been, at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a) Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors/trustees and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, except that certain directors/trustees and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors/trustees and officers of Columbia Management held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

Item 32. Principal Underwriter

(a) Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; Columbia Government Money Market Fund, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series,

Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series, Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust; Seligman Capital Fund, Inc.; Columbia Seligman Communications and Information Fund, Inc.; Columbia Frontier Fund, Inc., Seligman Growth Fund, Inc.; Seligman Global Fund Series; Inc.; Seligman LaSalle Real Estate Fund Series, Inc.; Seligman Municipal Fund Series, Inc.; Seligman Municipal Series Trust; Seligman Portfolios, Inc.; Seligman TargetHorizon ETF Portfolios, Inc.; Seligman Value Fund Series, Inc., and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

 (b) As to each director/trustee, principal officer or partner of Columbia Management Investment Distributors, Inc.

NAME AND PRINCIPAL BUSINESS            POSITION AND OFFICES              POSITIONS AND OFFICES
ADDRESS*                            WITH PRINCIPAL UNDERWRITER              WITH REGISTRANT
---------------------------   --------------------------------------   -------------------------
William F. Truscott           Director (Chairman)                      Board Member, Vice
                                                                       President

Michael A. Jones              Director; President                      Vice President

Beth Ann Brown                Director; Senior Vice President

Amy Unckless                  Director; Chief Administrative Officer   None

Jeffrey F. Peters             Senior Vice President                    None

Jeffrey P. Fox                Chief Financial Officer                  Treasurer

Scott Roane Plummer           Vice President, Chief Counsel and        Vice President, Secretary
                              Assistant Secretary                      and General Counsel

Stephen O. Buff               Vice President, Chief Compliance         None
                              Officer

Christopher Thompson          Senior Vice President and Head of        None
                              Investment Products and Marketing

Brian Walsh                   Vice President, Strategic Relations      None

Frank Kimball                 Vice President, Asset Management         None
                              Distribution Operations and Governance

Thomas R. Moore               Secretary                                None

Michael E. DeFao              Vice President and Assistant Secretary   None

Paul Goucher                  Vice President and Assistant Secretary   Assistant Secretary

Tara Tilbury                  Vice President and Assistant Secretary   Assistant Secretary

Nancy W. LeDonne              Vice President and Assistant Secretary   None

Ryan C. Larrenega             Vice President and Assistant Secretary   None

NAME AND PRINCIPAL BUSINESS            POSITION AND OFFICES              POSITIONS AND OFFICES
ADDRESS*                            WITH PRINCIPAL UNDERWRITER              WITH REGISTRANT
---------------------------   --------------------------------------   -------------------------
Joseph L. D'Alessandro        Vice President and Assistant Secretary   Assistant Secretary

Christopher O. Petersen       Vice President and Assistant Secretary   Assistant Secretary

Eric T. Brandt                Vice President and Assistant Secretary   None

James L. Hamalainen           Treasurer                                None

Neysa Alecu                   Anti-Money Laundering Officer and        Money Laundering
                              Identity Theft Prevention Officer        Prevention Officer and
                                                                       Identity Theft Prevention
                                                                       Officer

Kevin Wasp                    Ombudsman                                None

Lee Faria                     Conflicts Officer                        None

(c) Not Applicable

Item 33. Location of Accounts and Records

Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

- Registrant offices, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

- Registrant's investment adviser, Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110; and 707 Second Avenue, South, Minneapolis, MN 55402.

- Registrant's administrator, Ameriprise Financial, Inc., 707 Second Avenue, South, Minneapolis, MN 55402;

- Registrant's principal underwriter, Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111; and 707 Second Avenue, South, Minneapolis, MN 55402;

- Registrant's transfer agent, Columbia Management Investment Services Corp., One Financial Center, Boston, MA 02111; and 707 Second Avenue, South, Minneapolis, MN 55402; and

- Registrant's custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34. Management Services

     Not Applicable

Item 35. Undertakings

     Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on the 29th day of November, 2010.

RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of November, 2010.

Signature                                 Capacity
---------                          ----------------------


/s/ J. Kevin Connaughton           President
--------------------------------   (Principal Executive
J. Kevin Connaughton               Officer)


/s/ Jeffrey P. Fox                 Treasurer
--------------------------------   (Principal Financial
Jeffrey P. Fox                     Officer and Principal
                                   Accounting Officer)


/s/ Stephen R. Lewis, Jr.*         Chair of the Board
--------------------------------
Stephen R. Lewis, Jr.


/s/ Kathleen A. Blatz*             Director
--------------------------------
Kathleen A. Blatz


/s/ Arne H. Carlson*               Director
--------------------------------
Arne H. Carlson


/s/ Pamela G. Carlton*             Director
--------------------------------
Pamela G. Carlton


/s/ Patricia M. Flynn*             Director
--------------------------------
Patricia M. Flynn

          Signature                    Capacity
------------------------------   ---------------------


/s/ Anne P. Jones*               Director
------------------------------
Anne P. Jones


/s/ John F. Maher*               Director
-----------------------------
John F. Maher


/s/ Catherine James Paglia*      Director
------------------------------
Catherine James Paglia


/s/ Leroy C. Richie*             Director
------------------------------
Leroy C. Richie


/s/ Alison Taunton-Rigby*        Director
------------------------------
Alison Taunton-Rigby


/s/ William F. Truscott*         Director
------------------------------
William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated April 6, 2010, filed electronically on or about September 24, 2010 as Exhibit (q) to Registrant's Post-Effective Amendment No. 47 to Registration Statement No. 2-93801, by:


/s/ Scott R. Plummer
-------------------------------------
Scott R. Plummer

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 48
                      TO REGISTRATION STATEMENT NO. 2-93801

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectuses for:

          Columbia Strategic Allocation Fund (Classes A, B, C, I, R and R4). Columbia Strategic Allocation Fund (Class Z).

          RiverSource Strategic Income Allocation Fund (All Classes).

Part B.

     Statement of Additional Information.
     Financial Statements.

Part C.

     Other information.

The signatures.

                                 EXHIBIT INDEX

(a)(8)   Certificate of Designation, dated Aug. 18, 2010.

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)      Consent of Independent Registered Public Accounting Firm
         (Ernst & Young LLP).